UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10027

STATE FARM MUTUAL FUND TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza

Bloomington, IL 61710-0001

(Address of principal executive offices) (Zip code)

Michael L. Tipsord	Alan Goldberg
One State Farm Plaza	K&L Gates LLP
Bloomington, Illinois 61710-0001	70 West Madison St., Suite 3100
Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-4930

Date of fiscal year end: 12/31/2011

Date of reporting period: 12/31/2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

December 31, 2011

State Farm Mutual Fund Trust

ANNUAL REPORT

Class A Shares

Class B Shares

Legacy Class A Shares

Legacy Class B Shares

Institutional Shares

Class R-1, R-2 and R-3 Shares

State Farm Equity Fund

State Farm Small/Mid Cap Equity Fund

State Farm International Equity Fund

State Farm S&P 500 Index Fund

State Farm Small Cap Index Fund

State Farm International Index Fund

State Farm Equity and Bond Fund

State Farm Bond Fund

State Farm Tax Advantaged Bond Fund

State Farm Money Market Fund

State Farm LifePath® Retirement Fund

State Farm LifePath 2020® Fund

State Farm LifePath 2030® Fund

State Farm LifePath 2040® Fund

State Farm LifePath 2050® Fund

To enroll in electronic delivery of mutual funds documents, go to **statefarm.com**®, log into your account, scroll down to *State Farm Mutual Funds*, and then click on *Electronic Delivery*.

Table of Contents
Message to Shareholders.	1	Financial Highlights	182
Management’s Discussions (unaudited)		Report of Independent Registered Public Accounting Firm	212
State Farm Equity Fund	3	Change In Independent Registered Public Accounting Firm (unaudited)
State Farm Small/MId Cap Equity Fund	9		213
State Farm International Equity Fund	15	Management Information (unaudited)	214
State Farm S&P 500 Index Fund	20	Master Investment Portfolio
State Farm Small Cap Index Fund.	25	S&P 500 Stock Master Portfolio
State Farm International Index Fund	30	Master Portfolio Information	217
State Farm Equity and Bond Fund.	35	Schedule of Investments	218
State Farm Bond Fund	42	Statement of Assets and Liabilities	226
State Farm Tax Advantaged Bond Fund	46	Statement of Operations	227
State Farm Money Market Fund	51	Statement of Changes in Net Assets	274
State Farm LifePath ® Funds.	52	Financial Highlights	276
Report on Shareholder Meeting	75	Notes to Financial Statements	281
Expense Example (unaudited)	76	Report of Independent Registered Public Accounting Firm	290
Schedule of Investments		LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040, LifePath 2050, Active Stock, and CoreAlpha Bond Master Portfolios
State Farm Equity Fund	85
State Farm Small/Mid Cap Equity Fund	87
State Farm International Equity Fund	90	Master Portfolio Information	235
State Farm Small Cap Index Fund.	93	Schedules of Investments	238
State Farm International Index Fund	112	Statements of Assets and Liabilities	266
State Farm Equity and Bond Fund.	123	Statements of Operations	269
State Farm Bond Fund	124	Statements of Changes in Net Assets	272
State Farm Tax Advantaged Bond Fund	132	Financial Highlights	276
State Farm Money Market Fund	142	Notes to Financial Statements	281
Financial Statements		Report of Independent Registered Public Accounting Firm	290
Statements of Assets and Liabilities	144	Officers and Trustees	291
Statements of Operations	148
Statements of Changes in Net Assets	150
Notes to Financial Statements	156

Investment return and principal value will flucuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown in this report. Obtain total returns for the Funds current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930.

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-800-447-4930) for a prospectus or summary prospectus containing this and other information. Read it carefully.

Investing involves risk, including potential for loss.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at “http://www.sec.gov.”

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at “http://www.sec.gov.” The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

The Funds may send one copy of each annual report, semi-annual report, prospectus, and proxy statement to an address shared by more than one shareholder, a practice commonly referred to as householding delivery of these documents. If the Fund documents you receive are being householded but you would like to receive individual copies of these documents, contact us to request individual delivery by writing to State Farm Investment Management Corp., P.O. Box 219548, Kansas City, Missouri 64121-9548 or by calling us at 1-800-447-4930. We will begin sending individual copies within 30 days after we receive notice that you have revoked your consent.

State Farm LifePath Funds are target-date portfolios that provide a diversified exposure to stocks, bonds, and/or cash for those investors who have a specific date in mind (in this case years 2020, 2030, 2040, or 2050) for retirement or another goal. The target date is the approximate date when investors plan to start withdrawing assets. The investment objectives of each LifePath Fund are adjusted over time to become more conservative as the target date approaches. The principal value of the LifePath Fund(s) is not guaranteed at any time, including at the target date.

Service is only a phone call away

Contact your local Registered State Farm Agent or call our Securities Products Department toll free, at 1-800-447-4930.

Fund prices are available to you 24 hours a day, 7 days a week.

Securities Products Response Center Representatives are available 8 a.m.–6 p.m. Central Time Monday through Friday (except holidays)

1-800-447-4930

Visit our website www.statefarm.com®

Message to Shareholders of State Farm Mutual Fund Trust

Dear Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended December 31, 2011 for the State Farm Mutual Fund Trust (“the Trust”). In this report you will find management’s discussion of investment philosophy and process for Funds offered by the Trust, factors that affected a Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to help put a Fund’s performance into context. This Annual Report also includes the Trust’s 2011 fiscal year-end audited financial statements and a list of portfolio holdings for each Fund to help you further understand the Fund(s) you own. We encourage your review and consideration of this entire report.

Market Review

During 2011, the financial markets experienced significant challenges and price volatility. The major U.S. equity markets generated mixed results while U.S. fixed income markets posted positive total returns. The major international equity markets generated negative total returns.

In the U.S., equity markets produced somewhat mixed results with large-cap stocks posting a small total return while mid-cap and small cap stocks posted single-digit negative total returns. During this time period, the market environment was influenced by many positive factors, including higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011. However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States. For the year ended December 31, 2011, large cap stocks (as represented by the S&P 500® Index1) posted total returns of 2.11%, while mid-cap stocks (as represented by the Russell Midcap® Index2) and small cap stocks (as represented by the Russell 2000® Index3) posted total returns of –1.55% and –4.18%, respectively.

International equities markets, as represented by the MSCI EAFE Free® Index and the MSCI All Country World Index (ACWI) ex-U.S. Index, posted negative total returns of –12.14% and –13.71%, respectively, for the year in U.S. dollar terms. Within the MSCI EAFE Free Index, developed European markets like Greece and Austria were among the weakest performing markets, declining –62.77% and –36.43%, respectively, in U.S. dollar terms. Meanwhile, the United Kingdom – the largest country weighting in the MSCI EAFE Free Index at 23.3% –was among the relatively better performing countries in the Index for the year, declining only –2.56% in U.S. dollar terms. Stock market

[1]

Source: Standard & Poor’s. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[2]

Source: Bloomberg. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[3]

Source: Bloomberg. The Russell 2000® Index tracks the common stock performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. The stocks of small companies are more volatile than the stocks of larger, more established companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Shareholders of State Farm Mutual Fund Trust (continued)

performance in emerging market countries was even weaker during the period with the MSCI Emerging Markets Index posting a total return of –18.42% in U.S. dollar terms4.

Within the bond markets, U.S. Treasuries gained ground during the 12-month period ended December 31, 2011 with yields declining across all maturities. The yield on 10-year U.S. Treasuries declined from 3.30% on January 1, 2011, to 1.89% on December 31, 2011. Short-term yields remained low, with 3-month U.S. Treasury yields declining from 0.12% on January 1, 2011, to 0.02% on December 31, 20115. Interest rates were affected by ongoing concerns over the European debt crisis, which helped lift the demand for U.S. Treasuries. Among major fixed income indices, the Barclays Capital U.S. Aggregate Bond Index provided a total return of 7.84% for the year ended December 31, 2011, while the Barclays Capital Municipal Bond Index posted a total return of 10.70% for the same time period6.

While changes in the markets, either positive or negative, are part of investing, State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk.

We believe individuals increase their chance for investment success by remaining focused on their long-term goals and maintaining an appropriate asset allocation mix7. As always, your registered State Farm agent is available to discuss your financial needs and risk tolerance.

On behalf of the entire State Farm Mutual Funds team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Joe R. Monk Jr.
Senior Vice President
State Farm Investment Management Corp.

[4]

Source: Bloomberg. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2011, the MSCI ACWI ex-U.S. Index consisted of 44 developed and emerging market country indices. The Morgan Stanley Capital International Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S., including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates, all of which are magnified in emerging markets. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[5]

Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

[6]

The Barclays Capital U.S. Aggregate Bond Index and Barclays Capital Municipal Bond Index returns provided by Barclays Capital Inc. The Barclays Capital U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. The Barclays Capital Municipal Bond Index is representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[7]	Asset allocation cannot guarantee a profit or protect against a loss in a declining market.

State Farm Equity Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the S&P 500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 1,000 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011. However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $91/barrel and rose to around $99/ barrel by the end of December 2011, an increase of 8% for the 12-month period. Gold prices began the period at around $1,421 per troy ounce and increased to around $1,566/oz. by the end of December 2011, an increase of 10% for the 12-month period.

Due in part to concerns of the sovereign debt crisis in Europe, the U.S. dollar gained against the euro and British pound during the period. For the period January 2011 through December 2011, the U.S. dollar increased by approximately 3% to $1.30/euro. Versus the British pound, the U.S. dollar increased by less than 1% during the period to $1.55/£.

The 12-month total return for the S&P 500 Index was 2.11% for the period ended December 31, 2011. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 16%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately –14%, and a dividend return of approximately 2.1%.

Growth stocks, as represented by the Russell 1000® Growth Index, produced a total return of 2.64%, which outperformed value stocks, as represented by the Russell 1000® Value Index, which experienced a total return of 0.39%1.

[1]

The Russell 1000® Growth Index is an unmanaged market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with lower price-to- book ratios and lower expected growth values.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2011, Legacy Class A shares of the State Farm Equity Fund had a total return of –0.82% (without sales charges) which underperformed the 2.11% total return of the S&P 500 Index over the same time period. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	Life of Class*
Class A	-5.69%	-6.78%	-4.54%
Class B	-6.45%	-6.89%	-4.53%
* From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 1% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; 2% for Class B shares at five years; and 1% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*
Legacy Class A	-3.87%	-6.46%	-0.47%
Legacy Class B	-4.25%	-6.60%	-0.55%
Institutional	-0.57%	-5.62%	0.19%
Class R-1	-1.16%	-6.15%	-0.68%*
Class R-2	-0.94%	-5.98%	-0.49%*
Class R-3	-0.66%	-5.70%	-0.20%*
* Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2011, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of 0.72% and 0.16%, respectively, compared to a 2.11% return for the S&P 500 Index over the same time period.

There were 133 equity holdings in the Fund totaling approximately $259.6 million in assets at end of the reporting period compared to 120 holdings and approximately $264.2 million in assets one year earlier.

Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (50.55% of the Fund’s total investments)

Among the largest contributions to Bridgeway’s performance during the year were holdings within the Health Care (10.44% of Bridgeway’s total investments), Consumer Staples (7.92% of Bridgeway’s total investments) and Consumer Discretionary (21.50% of Bridgeway’s total investments) sectors. Within the Health Care sector, Intuitive Surgical Inc. (0.73% of Bridgeway’s total investments), Bristol-Myers Squibb Co. (1.14% of Bridgeway’s total investments) and Allergan Inc. (0.48% of Bridgeway’s total investments) were among the largest contributors to Bridgeway’s performance with each posting double-digit gains during the period. Within the Consumer Staples sector, several holdings including The Estee Lauder Companies Inc. (1.26% of Bridgeway’s total investments), Brown-Forman Corp. (1.26% of Bridgeway’s total investments), Colgate-Palmolive Co. (1.06% of Bridgeway’s total investments), and Wal-Mart Stores Inc. (1.07% of Bridgeway’s total investments) were among the largest contributors to Bridgeway’s performance with each posting double-digit gains during the period. Wal-Mart Stores Inc. (1.67% of the Fund’s total net assets) is also the Fund’s fifth largest holding. Within the Consumer Discretionary sector, Ross Stores Inc. (2.31% of Bridgeway’s total investments) was the overall largest contributor to Bridgeway’s performance with a double-digit gain. Also within the Consumer Discretionary sector, Starbucks Corp. (0.80% of Bridgeway’s total investments), TJX Companies Inc. (1.04% of Bridgeway’s total investments) and McDonald’s Corp. (1.42% of Bridgeway’s total investments) were among the largest contributors to Bridgeway’s performance with each posting double-digit gains.

Also contributing to Bridgeway’s positive performance were several holdings in the Information Technology (26.68% of Bridgeway’s total investments) and Industrials (11.71% of Bridgeway’s total investments) sectors. Within the Information Technology sector, Apple Inc. (3.05% of Bridgeway’s total investments), International Business Machines Corp. (1.84% of Bridgeway’s total investments), MasterCard Inc. (1.59% of Bridgeway’s total investments) and Intel Corp. (1.21% of Bridgeway’s total investments) were among the largest contributors to Bridgeway’s performance with each posting double-digit gains. Apple Inc. (1.54% of the Fund’s total net assets) and Intel Corp. (1.56% of the Fund’s total net assets) are also the Fund’s ninth and seventh largest holdings, respectively. Within the Industrials sector, Union Pacific Corp. (1.77% of Bridgeway’s total investments), WW Grainger Inc. (1.64% of Bridgeway’s total investments) and Lockheed Martin Corp. (1.12% of Bridgeway’s total investments) were also among the largest contributors to Bridgeway’s performance with each posting double-digit gains during the period. Union Pacific Corp. (1.89% of the Fund’s total net assets) is also the Fund’s second largest holding.

Although the Consumer Discretionary sector was an overall contributor to Bridgeway’s performance, the largest individual detractor to Bridgeway’s performance during the year was Netflix Inc. before being completely sold from Bridgeway’s portion of the Fund’s portfolio. Additional major detractors to Bridgeway’s performance within the Consumer Discretionary sector included The Gap Inc. (0.89% of Bridgeway’s total investments), TRW Automotive Holdings Corp. (0.81% of Bridgeway’s total investments), Wynn Resorts Ltd. (0.82% of Bridgeway’s total investments) and Ford Motor Co. (0.59% of Bridgeway’s total investments) with each posting double-digit losses.

Additional major detractors to Bridgeway’s performance came mainly from the Information Technology (26.68% of Bridgeway’s total investments), Materials (5.53% of Bridgeway’s total investments) and Energy (9.59% of Bridgeway’s total investments) sectors. Within the Information Technology sector, F5 Networks Inc. (1.94% of Bridgeway’s total investments), Atmel Corp. (0.92% of Bridgeway’s total investments), JDS Uniphase Corp. (0.64% of Bridgeway’s total investments) and Hewlett-Packard Co. (0.52% of Bridgeway’s total investments) each posted double-digit declines. Within the Materials sector, Freeport-McMoRan Copper & Gold Inc. (0.99% of Bridgeway’s total investments) and Alcoa Inc. (0.41% of Bridgeway’s total investments) both weighed negatively on Bridgeway’s performance and posted double-digit losses. Within the Energy sector, Alpha Natural Resources Inc. and Nabors Industries Ltd. were major detractors to Bridgeway’s performance before both being completely sold from Bridgeway’s portion of the Fund’s portfolio. Likewise, Cimarex Energy Co. (0.46% of Bridgeway’s total investments) weighed negatively on Bridgeway’s performance and posted a double-digit loss.

Westwood Management Corp. (49.45% of the Fund’s total investments)

Among the largest contributions to Westwood’s performance during the year were holdings within the Health Care (16.79% of Westwood’s total investments), Consumer Staples (10.65% of Westwood’s total investments), and Industrials (9.74% of

Westwood’s total investments) sectors. Within the Health Care sector, Pfizer Inc. (2.99% of Westwood’s total investments) was the overall largest contributor to Westwood’s performance with a double-digit gain. Also within Health Care, Abbott Laboratories (1.81% of Westwood’s total investments), was also a double-digit gainer while Johnson & Johnson (2.99% of Westwood’s total investments) and Merck & Co. Inc. (2.01% of Westwood’s total investments) were among large contributors to Westwood’s performance with both posting single-digit gains. Johnson & Johnson (1.77% of the Fund’s total net assets) is also the Fund’s third largest holding. Within the Consumer Staples sector, Philip Morris International Inc. (2.16% of Westwood’s total investments), CVS Caremark Corp. (2.16% of Westwood’s total investments), and Wal-Mart Stores Inc. (2.28% of Westwood’s total investments) were among the largest contributors to Westwood’s performance with each posting double-digit gains. Wal-Mart Stores Inc. (1.67% of the Fund’s total net assets) is also the Fund’s fifth largest holding. Within the Industrials sector, Union Pacific Corp. (2.01% of Westwood’s total investments) and Boeing Co. (2.06% of Westwood’s total investments) were among the largest contributors to Westwood’s performance with each posting double-digit gains. Union Pacific Corp. (1.89% of the Fund’s total net assets) is also the Fund’s second largest holding.

Also contributing to Westwood’s positive performance were holdings in the Consumer Discretionary sector (8.44% of Westwood’s total investments), including Comcast Corp. (2.17% of Westwood’s total investments) and Time Warner Inc. (2.22% of Westwood’s total investments) with both posting double-digit gains. Comcast Corp. (1.56% of the Fund’s total net assets) is also the Fund’s eighth largest holding. Within the Energy sector (14.05% of Westwood’s total investments), Chevron Corp. (2.20% of Westwood’s total investments), Exxon Mobil Corp. (2.17% of Westwood’s total investments) and EQT Corp. (1.93% of Westwood’s total investments) were also among the largest contributors to Westwood’s performance with each posting double-digit gains. Chevron Corp. (1.69% of the Fund’s total net assets) and Exxon Mobil Corp. (1.61% of the Fund’s total net assets) are also the Fund’s fourth and sixth largest holdings, respectively.

The Financials (18.62% of Westwood’s total investments) sector was the largest overall detractor to Westwood’s performance. Within the Financials sector, Bank of America Corp. (1.82% of Westwood’s total investments) was the largest individual detractor to Westwood’s performance during the year with a double-digit loss. Also within Financials, JPMorgan Chase & Co. (2.18% of Westwood’s total investments), MetLife Inc. (1.98% of Westwood’s total investments) and Aflac Inc. (1.91% of Westwood’s total investments) were also among large detractors to Westwood’s performance with each posting double-digit losses.

Additional major detractors to Westwood’s performance came from a broad range of sectors, including, Consumer Discretionary (8.44% of Westwood’s total investments) and Energy (14.05% of Westwood’s total investments). Within the Consumer Discretionary sector, General Motors Co. (1.86% of Westwood’s total investments) was among the largest detractors to Westwood’s performance and posted a double-digit loss. Likewise, within the Energy sector, Apache Corp. (1.89% of Westwood’s total investments) was a major detractor and posted a double-digit loss. Newfield Exploration Co. was also a major detractor to Westwood’s performance before being completely sold from Westwood’s portion of the Fund’s portfolio.

Financial highlights for this Fund can be found on pages 182-183.

State Farm Small/Mid Cap Equity Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small/Mid Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”). Bridgeway and Rainier each manage approximately one half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the Russell 2500® Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway primarily invests in stocks whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. Rainier primarily invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap® Index.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines a “value” stock as one that it believes is priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. In selecting common stock for purchase by the Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business growth relative to their peers and whose equities are selling at attractive relative valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011. However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $91/barrel and rose to around $99/ barrel by the end of December 2011, an increase of 8% for the 12-month period. Gold prices began the period at around $1,421 per troy ounce and increased to around $1,566/oz. by the end of December 2011, an increase of 10% for the 12-month period.

Due in part to concerns of the sovereign debt crisis in Europe, the U.S. dollar gained against the euro and British pound during the period. For the period January 2011 through December 2011, the U.S. dollar increased by approximately 3% to $1.30/euro. Versus the British pound, the U.S. dollar increased by less than 1% during the period to $1.55/£.

For the year ended December 31, 2011, the Index posted a total return of –2.51%.

Growth stocks, as represented by the Russell 2500® Growth Index, produced a total return of –1.57%, which outperformed value stocks, as represented by the Russell 2500® Value Index, which experienced a total return of –3.36%1.

[1]

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to midcap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

Legacy Class A shares of the State Farm Small/Mid Cap Equity Fund finished 2011 with a total return of –2.65% (without sales charges) for the 12 month period. The Fund underperformed the –2.51% total return of the Russell 2500 Index over the same time period. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	Life of Class*
Class A	-7.61%	-1.83%	-0.87%
Class B	-8.18%	-1.79%	-0.75%
* From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 1% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; 2% for Class B shares at 5 years; and 1% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*
Legacy Class A	-5.56%	-1.43%	1.68%
Legacy Class B	-5.92%	-1.56%	1.59%
Institutional	-2.35%	-0.58%	2.95%*
Class R-1	-3.01%	-1.14%	3.16%*
Class R-2	-2.75%	-0.95%	3.36%*
Class R-3	-2.48%	-0.63%	3.69%*
. * Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2011, Bridgeway and Rainier generated portfolio returns (before fees and expenses) of 0.93% and –2.81%, respectively, compared to a –2.51% return for the Index over the same time period.

There were 215 equity and registered investment company holdings in the Fund totaling approximately $162.6 million in assets at the end of the reporting period compared to 214 holdings and approximately $168.2 million in assets one-year earlier.

Below are discussions concerning the performance and individual investments made by Bridgeway and Rainier during the course of the reporting period.

Bridgeway Capital Management, Inc. (49.64% of the Fund’s total investments)

Among the largest contributions to Bridgeway’s performance during the year were holdings within the Consumer Discretionary (16.55% of Bridgeway’s total investments), Health Care (4.67% of Bridgeway’s total investments), and Financials (34.09% of Bridgeway’s total investments) sectors. Within the Consumer Discretionary sector, Saga Communications Inc. (1.64% of Bridgeway’s total investments), Sinclair Broadcast Group Inc. (1.49% of Bridgeway’s total investments), Sally Beauty Holdings Inc. (1.02% of Bridgeway’s total investments) and Pier 1 Imports Inc. (1.49% of Bridgeway’s total investments) were among large contributors to Bridgeway’s performance with each posting double-digit gains. Within the Health Care sector, HealthSpring Inc. was the overall largest contributor to Bridgeway’s performance, posting a triple-digit gain before being completely sold from the Fund. Likewise, The Medicines Co. (1.10% of Bridgeway’s total investments) was also a major contributor to Bridgeway’s performance and posted a double-digit gain. Within Financials, Advance America Cash Advance Centers Inc. (1.33% of Bridgeway’s total investments), World Acceptance Corp. (1.30% of Bridgeway’s total investments), RLI Corp. (0.99% of Bridgeway’s total investments) and Ocwen Financial Corp. (1.06% of Bridgeway’s total investments) each posted double-digit gains and were among the largest contributors to Bridgeway’s performance.

Within the Energy (4.36% of Bridgeway’s total investments) sector, International Coal Group Inc. was also among the largest contributors to Bridgeway’s performance before being completely sold from the Fund. Likewise, Alaska Air Group Inc. (1.33% of Bridgeway’s total investments) and United Rentals Inc. (1.15% of Bridgeway’s total investments) within the Industrials (14.89% of Bridgeway’s total investments) sector, were among the largest contributors to Bridgeway’s performance posting double-digit gains during the year.

Among the largest detractors to Bridgeway’s performance during the year were holdings within the Information Technology (8.22% of Bridgeway’s total investments), Telecommunication Services (2.44% of Bridgeway’s total investments) and Consumer Staples (3.57% of Bridgeway’s total investments) sectors. Within Information Technology, EMCORE Corp. was the overall largest detractor to Bridgeway’s performance before being completely sold from the Fund. Likewise, Brooks Automation Inc. and Power-One Inc. were also major detractors to Bridgeway’s performance before both holdings were sold completely from the Fund. Within Telecommunication Services, IDT Corp. (0.55% of Bridgeway’s total investments) and General Communication Inc. (0.94% of Bridgeway’s total investments) both posted double-digit losses and were among major detractors to Bridgeway’s performance. Within Consumer Staples, Omega Protein Corp. (0.43% of Bridgeway’s total investments) and The Pantry Inc. (0.53% of Bridgeway’s total investments) were both among the largest detractors to Bridgeway’s performance by posting double-digit losses.

Although the Health Care sector was an overall contributor to Bridgeway’s performance, Kindred Healthcare Inc. (1.07% of Bridgeway’s total investments) was a major individual detractor to Bridgeway’s performance during the year and posted a double-digit loss. Likewise, within Consumer Discretionary, ValueVision Media Inc. and Valassis Communications Inc. were major detractors before being completely sold from the Fund.

Rainier Investment Management, Inc. (50.36% of the Fund’s total investments)

Among the largest contributions to Rainer’s performance during the year were holdings within the Consumer Discretionary (15.03% of Rainier’s total investments), Information Technology (15.46% of Rainier’s total investments), and Health Care (11.00% of Rainier’s total investments) sectors. Within Consumer Discretionary, Macy’s Inc. (1.72% of Rainier’s total investments) and GNC Holdings Inc. (0.57% of Rainier’s total investments) were among the largest contributors to Rainier’s performance for the year, with both posting double-digit returns. Macy’s (0.87% of the Fund’s total net assets) is also the Fund’s eighth largest holding. Within the Information Technology sector, JDS Uniphase Corp. and NetLogic Microsystems Inc. were among the largest contributors to Rainier’s performance before being completely sold from the Fund. Likewise, Alliance Data Systems Corp. (1.80% of Rainier’s total investments) was a large contributor to Rainier’s performance and posted a double-digit gain. Alliance Data Systems Corp. (0.91% of the Fund’s total net assets) is also the Fund’s sixth largest holding. Within the Health Care sector, Perrigo Co. (1.59% of Rainier’s total investments) was a major contributor to Rainier’s performance and posted a double-digit gain. Likewise, HealthSpring Inc. was among the largest contributors to Rainier’s performance before being completely sold from the Fund.

Also contributing to Rainier’s positive performance was Industrials (15.02% of Rainier’s total investments) holding Chicago Bridge & Iron Co. (1.85% of Rainier’s total investments) which posted a double-digit gain. Chicago Bridge & Iron Co. (0.93% of the Fund’s total net assets) is also the Fund’s fourth largest holding. Likewise, Goodrich Corp. was also among the largest contributors to Rainier’s performance before being completely sold from the Fund.

Major detractors to Rainier’s performance came from a broad range of sectors, including Energy (10.60% of Rainier’s total investments), Financials (16.27% of Rainier’s total investments) and Materials (3.70% of Rainier’s total investments). Within Energy, Key Energy Services Inc. was the overall largest detractor to Rainier’s performance before being completely sold from the Fund. Likewise, Baker Hughes Inc. (2.09% of Rainier’s total investments) was a major detractor to Rainier’s performance posting a double-digit loss. Baker Hughes Inc. (1.06% of the Fund’s total net assets) is also the Fund’s largest holding. Within Financials, CBRE Group Inc. (1.36% of Rainier’s total investments) was a major detractor to Rainier’s performance and posted a double-digit loss. First Niagara Financial Group Inc. was also a major detractor to Rainier’s performance before being completely sold from the Fund. Within the Materials sector, Aurico Gold Inc. (0.57% of Rainier’s total investments) was a major detractor to Rainier’s performance and posted a double-digit loss.

Within Industrials (15.02% of Rainier’s total investments), ManpowerGroup and McDermott International Inc. were also major detractors to Rainier’s performance before both were completely sold from the Fund.

Financial highlights for this Fund can be found on pages 184-185.

State Farm International Equity Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Equity Fund (the “Fund”) is sub-advised by Marsico Capital Management, Inc. (“Marsico”) and Northern Cross, LLC (“Northern Cross”). Marsico and Northern Cross each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the MSCI All Country World Index (ACWI) ex-U.S (the “Index”).

The Fund seeks long-term growth of capital. Marsico invests its portion of the Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Northern Cross invests its portion of the Fund primarily in foreign equity securities issued by companies that it believes have the potential for long-term margin expansion.

Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macroeconomic analysis with ‘bottom-up’ stock selection. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 70-90 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing. The Fund allows investments in emerging or developing markets. As of December 31, 2011, the Fund had 14.53% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of –13.71% for the reporting period, underperforming U.S. equity markets. Several factors, including a sovereign debt crisis in parts of Europe and slowing economic growth in China, Brazil, and India helped to push down the returns of overseas markets below the returns of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

The U.S. market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011. However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $91/barrel and rose to around $99/ barrel by the end of December 2011, an increase of 8% for the 12-month period. Gold prices began the period at around $1,421 per troy ounce and increased to around $1,566/oz. by the end of December 2011, an increase of 10% for the 12-month period.

Due in part to concerns of the sovereign debt crisis in Europe, the U.S. dollar gained against the euro and British pound during the period. For the period January 2011 through December 2011, the U.S. dollar increased by approximately 3% to $1.30/euro. Versus the British pound, the U.S. dollar increased by less than 1% during the period to $1.55/£.

From an individual country perspective, developed European markets like Greece and Austria were among the weakest performing markets, declining –62.77% and –36.43%, respectively, in U.S. dollar terms. Meanwhile, the United Kingdom was among the relatively better performing countries in the Index for the year, declining only –2.56% in U.S. dollar terms. Stock market performance in emerging market countries was the weakest during the period with the MSCI Emerging Markets Index posting a total return of –18.42% in U.S. dollar terms. Emerging market countries such as China, Brazil, and India declined –18.41%, –21.85%, and –37.17%, respectively, in U.S. dollar terms during the period.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2011, Legacy Class A shares of the State Farm International Equity Fund had a total return of –13.89% (without sales charges) compared to a –13.71% total return for the MSCI ACWI ex-U.S Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	Life of Class*
Class A	-18.16%	-6.15%	-4.38%
Class B	-18.70%	-6.11%	-4.27%
* From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 1% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; 2% for Class B shares at five years; and 1% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The MSCI® All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2011, the MSCI AWCI ex-U.S. Index consisted of 44 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*
Legacy Class A	-16.44%	-5.77%	2.46%
Legacy Class B	-16.69%	-5.88%	2.37%
Institutional	-13.68%	-4.94%	3.70%*
Class R-1	-14.16%	-5.47%	2.10%*
Class R-2	-13.94%	-5.28%	2.33%*
Class R-3	-13.75%	-5.00%	2.60%*
* Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The MSCI® All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2011, the MSCI AWCI ex-U.S. Index consisted of 44 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2011, Marsico and Northern Cross each individually generated negative double-digit returns, with Northern Cross’ portion of the Fund outperforming Marsico’s portion of the Fund. Below are discussions concerning individual investments made by Marsico and Northern Cross during the course of the reporting period.

Marsico Capital Management, LLC (48.24% of the Fund’s total investments)

The largest detractors to Marsico’s returns were from holdings in Japan, Brazil, and Hong Kong. As of December 31, 2011, these countries represented 10.07%, 3.65%, and 7.91% of Marsico’s total investments, respectively. From a sector perspective, the leading detractors to Marsico’s returns for the reporting period were holdings in Financials, Consumer Discretionary, and Energy. These sectors represented 11.31%, 23.81%, and 5.93% of Marsico’s total investments, respectively, as of year-end.

The Fund’s holdings from Ireland, Argentina, and Belgium contributed the most to the Fund’s returns during the year. As of December 31, 2011, Ireland, Argentina, and Belgium represented 1.96%, 2.40%, and 2.66%, respectively, of Marsico’s total investments.

The largest contributor to Marsico’s performance came from Canadian National Railway Co. (2.65% of Marsico’s total investments), which had a double-digit gain. The next two largest contributors were MercadoLibre Inc. (1.39% of Marsico’s total investments) and Industria de Diseno Textil SA (1.75% of Marsico’s total investments), which each posted double-digit gains. Among the remaining top 5 contributors to Marsico’s performance were Rolls-Royce Holdings PLC (1.08% of Marsico’s total investments) and ARM Holdings PLC (1.59% of Marsico’s total investments), which were both up double-digits.

The largest detractors from Marsico’s performance were OGX Petroleo e Gas Participacoes SA (2.35% of Marsico’s total investments), Citigroup Inc. (1.49% of Marsico’s total investments), Li & Fung Ltd. (1.62% of Marsico’s total investments), Pacific Rubiales Energy Corp. (0.92% of Marsico’s total investments), and ICICI Bank Ltd. Sponsored ADR (0.94% of Marsico’s total investments), which all posted double-digit declines during the year.

Northern Cross, LLC (51.76% of the Fund’s total investments )

The largest detractors to Northern Cross’ returns were from holdings in Brazil, France, and Switzerland. As of December 31, 2011, these countries represented 6.99%, 12.10%, and 14.27% of Northern Cross’ total investments, respectively. From a sector perspective, the leading detractors to Northern Cross’ returns for the reporting period were holdings in Financials, Materials, and Industrials. These sectors represented 17.62%, 13.53%, and 15.65% of Northern Cross’ total investments, respectively, as of year-end.

The Fund’s holdings from the United Kingdom, Netherlands, and Belgium contributed the most to the Fund’s returns during the year. As of December 31, 2011, the United Kingdom, Netherlands, and Belgium represented 17.66%, 2.03%, and 2.24%, respectively, of Northern Cross’ total investments.

The largest contributor to Northern Cross’ performance came from British American Tobacco PLC (3.36% of Northern Cross’ total investments), which posted a double-digit gain. The next two largest contributors were Japan Tobacco Inc. (2.12% of Northern Cross’ total investments) and Imperial Tobacco Group PLC (2.03% of Northern Cross’ total investments), which each posted double-digit gains. Among the remaining top 5 contributors to Northern Cross’ performance were Diageo PLC (2.29% of Northern Cross’ total investments) and Roche Holding AG (2.53% of Northern Cross’ total investments), which each posted double-digit gains.

The largest detractors from Northern Cross’ performance were Erste Group Bank AG (0.62% of Northern Cross’ total investments), BNP Paribas SA (sold during the year), Xstrata PLC (1.98% of Northern Cross’ total investments), Suzano Papel e Celulose SA (0.54% of Northern Cross’ total investments), and Petroleo Brasileiro SA Pfd. (1.98% of Northern Cross’ total investments), which all posted double-digit declines during the year.

Financial highlights for this Fund can be found on pages 186-187.

State Farm S&P 500 Index Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm S&P 500 Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1(the “Index”). The Index tracks the common stock performance of 500 selected large U.S. companies in leading industries, and most of the common stocks in the Index are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets, through its investment in the Master Portfolio, invested in a given stock is approximately the same as the percentage such stock represents in the Index.

The State Farm S&P 500 Index Fund is organized as a “feeder fund” in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, invests all its assets in a corresponding Master Portfolio. It is the Master Portfolio that actually invests in individual securities. References to “the Fund” are to the feeder fund or the Master Portfolio, as the context requires.

BlackRock Fund Advisors (BlackRock) serves as the investment adviser to the Master Portfolio and BlackRock Institutional Trust Company, N.A. (BTC) serves as the administrator to the Master Portfolio.

In a special shareholder meeting held on December 16, 2011, Fund shareholders approved removing the Fund from its current master-feeder structure. Effective May 2012, the Fund will no longer invest all its assets in a corresponding Master Portfolio. BlackRock Fund Advisors will serve as sub-adviser to the restructured Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011. However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $91/barrel and rose to around $99/ barrel by the end of December 2011, an increase of 8% for the 12-month period. Gold prices began the period at around $1,421 per troy ounce and increased to around $1,566/oz. by the end of December 2011, an increase of 10% for the 12-month period.

The 12-month total return for the S&P 500 Index was 2.11% for the period ended December 31, 2011. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 16%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately –14%, and a dividend return of approximately 2.1%.

[1]

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the State Farm Mutual Fund Trust. The State Farm S&P 500 Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2011, Legacy Class A shares of the State Farm S&P 500 Index Fund had a total return of 1.35% without sales charges compared to a 2.11% total return for the S&P 500 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	Life of Class*
Class A	-3.71%	-1.97%	-0.13%
Class B	-4.33%	-2.02%	-0.11%
* From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 1% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; 2% for Class B shares at five years; and 1% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*
Legacy Class A	-1.66%	-1.55%	1.84%
Legacy Class B	-2.13%	-1.73%	1.76%
Institutional	1.61%	-0.69%	2.91%*
Class R-1	0.98%	-1.28%	2.56%*
Class R-2	1.21%	-1.08%	2.76%*
Class R-3	1.60%	-0.76%	3.09%*
* Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the total return of the Index in 2011, before fees and expenses that are not found within the Index. The Index finished the year with a total return of 2.11%. Seven of ten of the Index’s sectors posted gains for the year.

Sector	Index Weighting (as of December 31, 2011)	Gain/Loss for Year
Information Technology	19.02%	1%
Financials	13.43%	-18%
Energy	12.27%	3%
Health Care	11.84%	10%
Consumer Staples	11.54%	11%
Industrials	10.69%	-3%
Consumer Discretionary	10.67%	4%
Utilities	3.87%	15%
Materials	3.50%	-12%
Telecommunication Services	3.17%	1%

The Fund’s top ten holdings largely had a positive year, with nine of the ten finishing the year with a gain.

The largest gain among the top ten holdings belonged to number ten holding Pfizer, Inc. (1.45% of total net assets), part of the Health Care sector, up double-digits. The other holding in the Health Care sector, number nine holding Johnson & Johnson (1.56% of total net assets) also showed positive results in 2011, posting a single-digit gain.

Fund holdings that were part of the Information Technology sector had mixed performance in 2011. Number five holding Microsoft Corp. (1.69% of total net assets) declined for the year, while number two holding Apple, Inc. (3.28% of total net assets) and number three holding International Business Machines Corp. (1.89% of total net assets) both had double-digit gains.

Number one holding Exxon Mobil Corp. (3.54% of total net assets) and number four holding Chevron Corp. (1.85% of total net assets) were part of the Energy sector. Both ended 2011 in positive territory, finishing with double-digit gains.

Performance of the Fund’s remaining top ten holdings includes number six holding General Electric Co. (1.65% of total net assets), number seven holding Procter & Gamble Co. (1.60% of total net assets), and number eight holding AT&T, Inc. (1.56% of total net assets) all with gains in the single-digits.

Financial highlights for this Fund can be found on pages 188-189.

State Farm Small Cap Index Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small Cap Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000®Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000 Index. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

The State Farm Small Cap Index Fund is sub-advised by Northern Trust Investments, N.A. (“Northern Trust”). State Farm Investment Management Corp. monitors the investment performance of Northern Trust in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Major U.S. equity market indexes were mixed during 2011 as small capitalization stocks, as represented by the Index, finished the reporting period with a total return of –4.18%. In comparison, large capitalization stocks, as represented by the Russell 1000® Index2, had a total return of 1.50% for the year.

The market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011. However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $91/barrel and rose to around $99/ barrel by the end of December 2011, an increase of 8% for the 12-month period. Gold prices began the period at around $1,421 per troy ounce and increased to around $1,566/oz. by the end of December 2011, an increase of 10% for the 12-month period.

[1]

The Russell 2000® Index is a trademark/service mark, and Russell® is a trademark of the Frank Russell Company, doing business as Russell Investment Group (“Russell”). The State Farm Small Cap Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

[2]

The Russell 1000® Index is a market-capitalization weighted index that tracks the largest 1000 companies in the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2011, Legacy Class A shares of the State Farm Small Cap Index Fund had a total return of –5.04 % without sales charges compared to –4.18% total return for the Russell 2000 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	Life of Class*
Class A	-9.75%	-1.81%	-0.97%
Class B	-10.39%	-1.83%	-0.93%
* From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 1% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; 2% for Class B shares at five years; and 1% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*
Legacy Class A	-7.88%	-1.42%	4.24%
Legacy Class B	-8.20%	-1.53%	4.17%
Institutional	-4.81%	-0.55%	5.45%*
Class R-1	-5.35%	-1.11%	3.62%*
Class R-2	-5.13%	-0.93%	3.82%*
Class R-3	-4.88%	-0.60%	4.15%*
* Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the return of the Index for the year ended December 31, 2011, before fees and expenses that are not found within the Index.

Within the Index, three of the ten industry sectors delivered positive performance results for the period. The Utilities sector (4.49% Index weighting), Consumer Staples sector (3.21% Index weighting), and Health Care sector (12.71% Index weighting) posted gains of 10%, 5%, and 2%, respectively.

Three of the top ten holdings this year were part of the Information Technology Sector. Number two holding Netlogic Microsystems Inc. (0.30% of total net assets), number three holding Successfactors Inc. (0.30% of total net assets), and number six holding Jack Henry & Associates Inc. (0.26% of total net assets) all posted double-digit gains for 2011.

Three of the top ten holdings were from the Health Care sector. Number one holding Healthspring Inc. (0.33% of total net assets) posted a triple-digit gain for the year. Number nine holding Salix Pharmaceuticals Ltd. (0.25% of total net assets) and number ten holding Onyx Pharmaceuticals Inc. (0.25% of total net assets) both had single-digit gains for 2011.

Performance of the Fund’s remaining top ten holdings includes number four holding Clean Harbors Inc. (0.27% of total net assets) number five holding World Fuel Services Corp. (0.27% of total net assets) and number seven holding American Campus Communities (0.26% of total net assets), each of which experienced a double-digit gain in 2011. Number eight holding Biomed Realty Trust Inc. (0.25% of total net assets) posted a single-digit gain in 2011.

The annual reconstitution of holdings within the Russell indices occurred on June 24, 2011. For the Index, the one-time 2011 reconstitution resulted in 196 companies being added to the Index while 139 companies were removed from the Index, a turnover of 14.95%.

Financial highlights for this Fund can be found on pages 190-191.

State Farm International Index Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Index Fund (the “Fund”) seeks investment results that approximate as closely as possible the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries, Australia, Israel, New Zealand, Hong Kong, Japan and Singapore.

The Fund is sub-advised by Northern Trust Investments, N.A. (“Northern Trust”). State Farm Investment Management Corp. monitors the investment performance of Northern Trust in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of –12.14% for the reporting period, underperforming U.S. equity markets. Several factors, including a sovereign debt crisis in parts of Europe and slowing economic growth in China, Brazil, and India helped to push down the returns of overseas markets below the returns of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

The U.S. market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011. However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $91/barrel and rose to around $99/ barrel by the end of December 2011, an increase of 8% for the 12-month period. Gold prices began the period at around $1,421 per troy ounce and increased to around $1,566/oz. by the end of December 2011, an increase of 10% for the 12-month period.

Due in part to concerns of the sovereign debt crisis in Europe, the U.S. dollar gained against the euro and British pound during the period. For the period January 2011 through December 2011, the U.S. dollar increased by approximately 3% to $1.30/euro. Versus the British pound, the U.S. dollar increased by less than 1% during the period to $1.55/£.

From an individual country perspective, developed European markets like Greece and Austria were among the weakest performing markets, declining –62.77% and –36.43%, respectively, in U.S. dollar terms. Meanwhile, the United Kingdom was among the relatively better performing countries in the Index for the year, declining only –2.56% in U.S. dollar terms.

[1]

The EAFE Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Mutual Fund Trust (the “Trust”). The State Farm International Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2011, Legacy Class A shares of the State Farm International Index Fund had a total return of –12.91% without sales charges compared to a –12.14% total return for the MSCI EAFE Free Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	Life of Class*
Class A	-17.29%	-6.58%	-4.33%
Class B	-17.79%	-6.66%	-4.33%
* From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 1% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; 2% for Class B shares at five years; and 1% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*
Legacy Class A	-15.49%	-6.24%	3.27%
Legacy Class B	-15.78%	-6.37%	3.20%
Institutional	-12.72%	-5.42%	4.53%*
Class R-1	-13.19%	-5.94%	2.32%*
Class R-2	-13.00%	-5.75%	2.51%*
Class R-3	-12.77%	-5.48%	2.81%*
* Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Within the Index, seven of the ten industry sectors advanced during the reporting period. The Energy sector (9.16% Index weighting) had a gain of 15% for 2011, while the Consumer Staples sector (11.55% Index weighting) posted a 6% gain. At the other end of the spectrum, the Utilities sector (4.54% Index weighting) lost –5%; the largest sector, Financials (21.43% Index weighting) finished down –0.2% for the year.

Each of the top ten countries in the Index posted losses in 2011. The European region of the Index had a slightly stronger year when compared to the Index’s Pacific region, with losses of –11% versus –14%. The European region had both the smallest and largest losses among the Index’s top ten countries. Germany, the sixth largest-weighted country (7.8% Index weighting) had a –18% loss for 2011. Meanwhile, the United Kingdom, the largest-weighted country (23.3% Index weighting) posted a –3% loss for the period.

Performance for the remaining top ten countries by Index weighting during 2011:

Country	2011 Index Weighting	2011 Loss
Japan	21.60%	-14.33%
France	9.10%	-16.87%
Australia	8.60%	-10.95%
Switzerland	8.60%	-6.77%
Spain	3.30%	-12.28%
Sweden	3.10%	-15.98%
Hong Kong	2.80%	-16.02%
Netherlands	2.30%	-12.12%

Among the Fund’s ten largest holdings as of December 31, 2011, performance was largely positive for the reporting period, with eight of the ten posting positive returns. Three of the top ten holdings were from Switzerland: number seven holding Roche Holding AG (1.23% of total net assets) had a double-digit gain, number one holding Nestle SA (1.96% of total net assets) and number five holding Novartis AG (1.38% of total net assets) had single-digit gains. The UK had six of the top ten holdings: number two holding Vodafone Group PLC (1.46% of total net assets), number six holding Royal Dutch Shell PLC Class A (1.38% of total net assets) and number eight holding GlaxoSmithKline PLC (1.19% of total net assets) all had double-digit gains. Number four holding BP PLC (1.40% of total net assets) had a single-digit gain while number three holding HSBC Holdings PLC (1.41% of total net assets) and number nine holding BHP Billiton Ltd. (1.17% of total net assets) posted double-digit losses for the year.

Rounding out the rest of the top ten holdings is number ten holding Total SA (1.12% of total net assets) with a single-digit gain in 2011.

Financial highlights for this Fund can be found on pages 192-193.

State Farm Equity and Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity and Bond Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in shares of the State Farm Equity Fund (the “Equity Fund”) and the State Farm Bond Fund (the “Bond Fund”, and together with the Equity Fund, an “Underlying Fund”). Effort is made to maintain an investment mix of approximately 60% of assets in the Equity Fund and 40% of assets in the Bond Fund. The Fund never invests more than 75% of its net assets in either Underlying Fund. Although the Fund is not an asset allocation or market timing mutual fund, we do, from time to time, adjust the amount of its assets invested in each Underlying Fund as economic, market, and financial conditions warrant.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Equity Fund and the Bond Fund in addition to the commentary provided here.

The market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011. However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

The 12-month total return for the S&P 500 Index was 2.11% for the period ended December 31, 2011. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 16%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately –14%, and a dividend return of approximately 2.1%.

Growth stocks, as represented by the Russell 1000® Growth Index, produced a total return of 2.64%, which outperformed value stocks, as represented by the Russell 1000® Value Index, which experienced a total return of 0.39%.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $91/barrel and rose to around $99/ barrel by the end of December 2011, an increase of 8% for the 12-month period. Gold prices began the period at around $1,421 per troy ounce and increased to around $1,566/oz. by the end of December 2011, an increase of 10% for the 12-month period.

Due in part to concerns of the sovereign debt crisis in Europe, the U.S. dollar gained against the euro and British pound during the period. For the period January 2011 through December 2011, the U.S. dollar increased by approximately 3% to $1.30/euro. Versus the British pound, the U.S. dollar increased by less than 1% during the period to $1.55/£.

Within the bond markets, the Barclays Capital U.S. Aggregate Bond Index (the “Aggregate Bond Index”) generated a 12-month total return of 7.84% for the period ended December 31, 2011. Within the Aggregate Bond Index, U.S. Treasuries posted high-single digit gains during the 12-month period ended December 31, 2011. Due in part to uncertainty surrounding the financial markets in Europe during the year, investor demand increased for U.S. Treasuries, which generally contributed to rising prices and falling yields on U.S. Treasuries. The yield on 10-year U.S. Treasuries declined from 3.30% on January 1, 2011, to 1.89% on December 31, 2011. Short-term yields also declined with 3-month U.S. Treasury yields declining from 0.12% on January 1, 2011 to 0.02% on December 31, 2011.

Overall, for the year ended December 31, 2011, U.S. Treasuries generally outperformed corporate bonds and securitized credit in the Aggregate Bond Index. For the 1-year period, the total return on U.S. Treasuries in the Aggregate Bond Index was 9.81%, compared to total returns of 8.15% and 6.22%, respectively, on corporate bonds and securitized credit in the Aggregate Bond Index. Among corporate bond sectors within the Aggregate Bond Index, utility bonds and industrial bonds generated total returns of 13.23% and 10.47%, respectively, while financial institution bonds had a total return of 3.15% for the year.

From a maturity perspective, longer-maturity corporate bonds outperformed both intermediate- and short-maturity bonds in the Aggregate Bond Index during the year. The total return on 7-10 year corporate bonds in the Aggregate Bond Index was 9.34% compared to a total return of 6.32% and 1.87% on 5-7 year corporate bonds in the Aggregate Bond Index and 1-3 year corporate bonds in the Aggregate Bond Index, respectively. Among U.S. Treasuries within the Aggregate Bond Index, longer-maturity U.S. Treasuries outperformed both intermediate- and short-maturity U.S. Treasuries. For the 1-year period, the total return on 20+ year

U.S. Treasuries in the Aggregate Bond Index was 33.84% compared to a total return of 11.08% and 1.55% on 5-7 year U.S. Treasuries in the Aggregate Bond Index and 1-3 year U.S. Treasuries in the Aggregate Bond Index, respectively.

From a credit quality standpoint, lower credit quality bonds in the Aggregate Bond Index generally outperformed relative to higher credit quality bonds in the Aggregate Bond Index during the year. However, among corporate bonds within the Aggregate Bond Index, Aaa-rated securities were the best performing credit sector within the Aggregate Bond Index, generating a total return of 12.33% compared to Aa-rated, A-rated, and Baa-rated securities, which had total returns of 7.07%, 7.68%, and 9.05%, respectively, for the year1.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2011, Legacy Class A shares of the State Farm Equity and Bond Fund had a total return of 2.68% (without sales charges). Because of the nature of the Fund (invests solely in the Institutional share class of two Underlying Funds), a blended benchmark is used for comparison purposes. The benchmark used is a combination of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index (rebalanced on a monthly basis). The total return of the blended benchmark was 4.70% for the 1-year period ended December 31, 2011. The line graphs and tables below provide additional perspective on the Fund’s long term results.

[1]	Source: Barclays Capital Live®

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	Life of Class*
Class A	-2.36%	-1.67%	-0.18%
Class B	-2.99%	-1.61%	-0.09%
* From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 1% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; 2% for Class B shares at five years; and 1% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for the Equity Fund and the Bond Fund for a description of their underlying Indices.
2	State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Indices or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*
Legacy Class A	-0.46%	-1.23%	2.06%
Legacy Class B	-0.65%	-1.35%	1.98%
Institutional	3.10%	-0.39%	2.81%*
Class R-1	2.42%	-0.96%	1.89%*
Class R-2	2.63%	-0.74%	2.11%*
Class R-3	2.92%	-0.44%	2.42%*

* Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for the Equity Fund and the Bond Fund for a description of their underlying Indices.
[2]

State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Indices or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As discussed above, the Equity and Bond Fund invests solely in the Institutional share class of the Underlying Funds – the Equity Fund and the Bond Fund. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the Equity Fund and approximately 40% of its net assets in shares of the Bond Fund. For the 1-year period ended December 31, 2011, Institutional shares of the Equity Fund and the Bond Fund returned –0.57% and 8.32% (after expenses), respectively.

Equity portion of the Fund (approximately 60% throughout the period)

The Equity Fund is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Equity Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Equity Fund’s portfolio between the sub-advisers. The benchmark for the Equity Fund is the S&P 500 Index (the “Index”).

The Equity Fund seeks long-term growth of capital. In doing so, the Equity Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 500 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase. Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Equity Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

During the 1-year period ended December 31, 2011, Bridgeway and Westwood generated portfolio returns for the Equity Fund (before fees and expenses) of 0.72% and 0.16%, respectively, compared to a 2.11% return for the S&P 500 Index over the same time period.

Below are discussions concerning the individual investments made by Bridgeway and Westwood for the Equity Fund during the course of the reporting period.

Bridgeway Capital Management, Inc. (50.55% of the Equity Fund’s total investments)

Among the largest contributions to Bridgeway’s performance during the year were holdings within the Health Care (10.44% of Bridgeway’s total investments), Consumer Staples (7.92% of Bridgeway’s total assets) and Consumer Discretionary (21.50% of Bridgeway’s total investments) sectors. Within the Health Care sector, Intuitive Surgical Inc. (0.73% of Bridgeway’s total investments), Bristol-Myers Squibb Co. (1.14% of Bridgeway’s total investments) and Allergan Inc. (0.48% of Bridgeway’s total investments) were among the largest contributors to Bridgeway’s performance with each posting double-digit gains during the period. Within the Consumer Staples sector, several holdings including The Estee Lauder Companies Inc. (1.26% of Bridgeway’s total investments), Brown-Forman Corp. (1.26% of Bridgeway’s total investments), Colgate-Palmolive Co. (1.06% of Bridgeway’s total investments), and Wal-Mart Stores Inc. (1.07% of Bridgeway’s total investments) were among the largest contributors to Bridgeway’s performance with each posting double-digit gains during the period. Wal-Mart Stores Inc. (1.67% of the Equity Fund’s total net assets) is also the Equity Fund’s fifth largest holding. Within the Consumer Discretionary sector, Ross Stores Inc. (2.31% of Bridgeway’s total investments) was the overall largest contributor to Bridgeway’s performance with a double-digit gain. Also within the Consumer Discretionary sector, Starbucks Corp. (0.80% of Bridgeway’s total investments), TJX Companies Inc. (1.04% of Bridgeway’s total investments) and McDonald’s Corp. (1.42% of Bridgeway’s total investments) were among the largest contributors to Bridgeway’s performance with each posting double-digit gains.

Also contributing to Bridgeway’s positive performance were several holdings in the Information Technology (26.68% of Bridgeway’s total investments) and Industrials (11.71% of Bridgeway’s total investments) sectors. Within the Information Technology sector, Apple Inc. (3.05% of Bridgeway’s total investments), International Business Machines Corp. (1.84% of Bridgeway’s total investments), MasterCard Inc. (1.59% of Bridgeway’s total investments) and Intel Corp. (1.21% of Bridgeway’s total investments) were among the largest contributors to Bridgeway’s performance with each posting double-digit gains. Apple Inc. (1.54% of the Equity Fund’s total net assets) and Intel Corp. (1.56% of the Equity Fund’s total net assets) are also the Equity Fund’s ninth and seventh largest holdings, respectively. Within the Industrials sector, Union Pacific Corp. (1.77% of Bridgeway’s total investments), WW Grainger Inc. (1.64% of Bridgeway’s total investments) and Lockheed Martin Corp. (1.12% of Bridgeway’s total investments) were also among the largest contributors to Bridgeway’s performance with each posting double-digit gains during the period. Union Pacific Corp. (1.89% of the Equity Fund’s total net assets) is also the Equity Fund’s second largest holding.

Although the Consumer Discretionary sector was an overall contributor to Bridgeway’s performance, the largest individual detractor to Bridgeway’s performance during the year was Netflix Inc. before being completely sold from Bridgeway’s portion of the Equity Fund’s portfolio. Additional major detractors to Bridgeway’s performance within the Consumer Discretionary sector included The Gap Inc. (0.89% of Bridgeway’s total investments), TRW Automotive Holdings Corp. (0.81% of Bridgeway’s total investments), Wynn Resorts Ltd. (0.82% of Bridgeway’s total investments) and Ford Motor Co. (0.59% of Bridgeway’s total investments) with each posting double-digit losses.

Additional major detractors to Bridgeway’s performance came mainly from the Information Technology (26.68% of Bridgeway’s total investments), Materials (5.53% of Bridgeway’s total investments) and Energy (9.59% of Bridgeway’s total investments) sectors. Within the Information Technology sector, F5 Networks Inc. (1.94% of Bridgeway’s total investments), Atmel Corp. (0.92% of Bridgeway’s total investments), JDS Uniphase Corp. (0.64% of Bridgeway’s total investments) and Hewlett-Packard Co. (0.52% of Bridgeway’s total investments) each posted double-digit declines. Within the Materials sector, Freeport-McMoRan Copper & Gold Inc. (0.99% of Bridgeway’s total investments) and Alcoa Inc. (0.41% of Bridgeway’s total investments) both weighed negatively on Bridgeway’s performance and posted double-digit losses. Within the Energy sector, Alpha Natural Resources Inc. and Nabors Industries Ltd. were major detractors to Bridgeway’s performance before both being completely sold from Bridgeway’s portion of the Equity Fund’s portfolio. Likewise, Cimarex Energy Co. (0.46% of Bridgeway’s total investments) weighed negatively on Bridgeway’s performance and posted a double-digit loss.

Westwood Management Corp. (49.45% of the Equity Fund’s total investments)

Among the largest contributions to Westwood’s performance during the year were holdings within the Health Care (16.79% of Westwood’s total investments), Consumer Staples (10.65% of Westwood’s total investments), and Industrials (9.74% of Westwood’s total investments) sectors. Within the Health Care sector, Pfizer Inc. (2.99% of Westwood’s total investments) was the overall largest contributor to Westwood’s performance with a double-digit gain. Also within Health Care, Abbott Laboratories (1.81% of Westwood’s total investments), was also a double-digit gainer while Johnson & Johnson (2.99% of Westwood’s total investments) and Merck & Co. Inc. (2.01% of Westwood’s total investments) were among large contributors to Westwood’s performance with both posting single-digit gains. Johnson & Johnson (1.77% of the Equity Fund’s total net assets) is also the Equity Fund’s third largest holding. Within the Consumer Staples sector, Philip Morris International Inc. (2.16% of Westwood’s total investments), CVS Caremark Corp. (2.16% of Westwood’s total investments), and Wal-Mart Stores Inc. (2.28% of Westwood’s total investments) were among the largest contributors to Westwood’s performance with each posting double-digit gains. Wal-Mart Stores Inc. (1.67% of the Equity Fund’s total net assets) is also the Equity Fund’s fifth largest holding. Within the Industrials sector, Union Pacific Corp. (2.01% of Westwood’s total investments) and Boeing Co. (2.06% of Westwood’s total investments) were among the largest contributors to Westwood’s performance with each posting double-digit gains. Union Pacific Corp. (1.89% of the Equity Fund’s total net assets) is also the Equity Fund’s second largest holding.

Also contributing to Westwood’s positive performance were holdings in the Consumer Discretionary sector (8.44% of Westwood’s total investments), including Comcast Corp. (2.17% of Westwood’s total investments) and Time Warner Inc.(2.22% of Westwood’s total investments) with both posting double-digit gains. Comcast Corp. (1.56% of the Equity Fund’s total net assets) is also the Equity Fund’s eighth largest holding. Within the Energy sector (14.05% of Westwood’s total investments), Chevron Corp. (2.20% of Westwood’s total investments), Exxon Mobil Corp. (2.17% of Westwood’s total investments) and EQT Corp. (1.93% of Westwood’s total investments) were also among the largest contributors to Westwood’s performance with each posting double-digit gains. Chevron Corp. (1.69% of the Equity Fund’s total net assets) and Exxon Mobil Corp. (1.61% of the Equity Fund’s total net assets) are also the Equity Fund’s fourth and sixth largest holdings, respectively.

The Financials (18.62% of Westwood’s totals investments) sector was the largest overall detractor to Westwood’s performance. Within the Financials sector, Bank of America Corp. (1.82% of Westwood’s total investments) was the largest individual detractor to Westwood’s performance during the year with a double-digit loss. Also within Financials, JPMorgan Chase & Co. (2.18% of Westwood’s total investments), MetLife Inc. (1.98% of Westwood’s total investments) and Aflac Inc. (1.91% of Westwood’s total investments) were also among large detractors to Westwood’s performance with each posting double-digit losses.

Additional major detractors to Westwood’s performance came from a broad range of sectors, including, Consumer Discretionary (8.44% of Westwood’s total investments) and Energy (14.05% of Westwood’s total investments). Within the Consumer Discretionary sector, General Motors Co. (1.86% of Westwood’s total investments) was among the largest detractors to Westwood’s performance and posted a double-digit loss. Likewise, within the Energy sector, Apache Corp. (1.89% of Westwood’s total investments) was a major detractor and posted a double-digit loss. Newfield Exploration Co. was also a major detractor to Westwood’s performance before being completely sold from Westwood’s portion of the Equity Fund’s portfolio.

Fixed Income portion of the Fund (approximately 40% throughout the period)

We manage the Bond Fund in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Bond Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

On an absolute return basis, the Bond Fund’s allocation to U.S. Treasuries combined with positive low-double digit total returns from the U.S. Treasuries in the Bond Fund helped performance during the year. As of December 31, 2011, the Bond Fund had 34.15% of total net assets invested in U.S. Treasuries versus the Aggregate Bond Index, which had 35.15% in U.S. Treasuries. In addition, the Bond Fund’s allocation to corporate bonds combined with high-single digit returns from corporate bonds in the Bond Fund contributed to the Bond Fund’s positive performance. As of December 31, 2011, the Bond Fund had 40.21% of total net assets invested in corporate bonds versus the Aggregate Bond Index, which had 19.94% in corporate bonds.

As an asset class, U.S. Treasuries in the Bond Fund outperformed corporate bonds in the Bond Fund, while corporate bonds in the Bond Fund outperformed mortgage-backed securities in the Bond Fund. Therefore, from a relative return basis to the Aggregate Bond Index, the Bond Fund’s higher weighting to corporate bonds relative to the Aggregate Bond Index and underweight position in mortgage-backed securities relative to the Aggregate Bond Index helped relative performance versus the Aggregate Bond Index for the 1-year reporting period. As of December 31, 2011, the Bond Fund had 18.66% of total net assets invested in mortgage-backed securities versus the Aggregate Bond Index, which had 34.07% in mortgage-backed securities. In addition, outperformance of U.S. Treasuries in the Bond Fund relative to U.S. Treasuries within the Aggregate Bond Index helped the relative performance of the Bond Fund versus the Aggregate Bond Index for the 1-year reporting period.

The option-adjusted duration of the Bond Fund stood at approximately 4.70 years at the end of 2011, down from 4.83 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as borrowers seek to refinance their bonds at lower rates.

Financial highlights for this Fund can be found on pages 194-195.

State Farm Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

We manage the State Farm Bond Fund (the “Fund”) in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors, including higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011. However, the market environment was not without its challenges throughout the period. During the year, financial markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the financial markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

Within the bond markets, U.S. Treasuries posted high-single digit gains during the 12-month period ended December 31, 2011. Due in part to uncertainty surrounding the financial markets in Europe during the year, investor demand increased for U.S. Treasuries, which generally contributed to rising prices and falling yields on U.S. Treasuries. The yield on 10-year U.S. Treasuries declined from 3.30% on January 1, 2011, to 1.89% on December 31, 2011. Short-term yields also declined with 3-month U.S. Treasury yields declining from 0.12% on January 1, 2011 to 0.02% on December 31, 2011.

Overall, for the year ended December 31, 2011, U.S. Treasuries generally outperformed corporate bonds and securitized credit in the Barclays Capital U.S. Aggregate Bond Index (the “Index”). For the 1-year period, the total return on U.S. Treasuries in the Index was 9.81%, compared to total returns of 8.15% and 6.22%, respectively, on corporate bonds and securitized credit in the Index. Among corporate bond sectors within the Index, utility bonds and industrial bonds generated total returns of 13.23% and 10.47%, respectively, while financial institution bonds had a total return of 3.15% for the year.

From a maturity perspective, longer-maturity corporate bonds outperformed both intermediate- and short-maturity bonds in the Index during the year. The total return on 7-10 year corporate bonds in the Index was 9.34% compared to a total return of 6.32% and 1.87% on 5-7 year corporate bonds in the Index and 1-3 year corporate bonds in the Index, respectively. Among U.S. Treasuries within the Index, longer-maturity U.S. Treasuries outperformed both intermediate- and short-maturity U.S. Treasuries. For the 1-year period, the total return on 20+ year U.S. Treasuries in the Index was 33.84% compared to a total return of 11.08% and 1.55% on 5-7 year U.S. Treasuries in the Index and 1-3 year U.S. Treasuries in the Index, respectively.

From a credit quality standpoint, lower credit quality bonds in the Index generally outperformed relative to higher credit quality bonds in the Index during the year. However, among corporate bonds within the Index, Aaa-rated securities were the best performing credit sector within the Index, generating a total return of 12.33% compared to Aa-rated, A-rated, and Baa-rated securities, which had total returns of 7.07%, 7.68%, and 9.05%, respectively, for the year1.

[1]	Source: Barclays Capital Live®

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2011, Legacy Class A shares of the State Farm Bond Fund had a total return of 8.05% (without sales charges) compared to a total return of 7.84% for the Barclays Capital U.S. Aggregate Bond Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*
Class A	4.75%	5.81%	6.02%*
Class B	4.62%	5.71%	6.03%*
Legacy Class A	4.84%	5.81%	4.99%
Legacy Class B	4.61%	5.71%	4.91%
Institutional	8.32%	6.72%	5.67%
Class R-1	7.61%	6.12%	4.89%*
Class R-2	7.83%	6.31%	5.09%*
Class R-3	8.24%	6.64%	5.43%*
* Class A and Class B Shares from 05/01/2006. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class A, Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Class A and Legacy Class A shares and for Class B and Legacy Class B shares at one year; 2% for Class B and Legacy Class B shares at five years; and 1% for Class B shares Life of Class performance. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Barclays Capital U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

On an absolute return basis, the Fund’s allocation to U.S. Treasuries combined with positive low-double digit total returns from the U.S. Treasuries in the Fund helped performance during the year. As of December 31, 2011, the Fund had 34.15% of total net assets invested in U.S. Treasuries versus the Index, which had 35.15% in U.S. Treasuries. In addition, the Fund’s allocation to corporate bonds combined with high-single digit returns from corporate bonds in the Fund contributed to the Fund’s positive performance. As of December 31, 2011, the Fund had 40.21% of total net assets invested in corporate bonds versus the Index, which had 19.94% in corporate bonds.

As an asset class, U.S. Treasuries in the Fund outperformed corporate bonds in the Fund, while corporate bonds in the Fund outperformed mortgage-backed securities in the Fund. Therefore, from a relative return basis to the Index, the Fund’s higher weighting to corporate bonds relative to the Index and underweight position in mortgage-backed securities relative to the Index helped relative performance versus the Index for the 1-year reporting period. As of December 31, 2011, the Fund had 18.66% of total net assets invested in mortgage-backed securities versus the Index, which had 34.07% in mortgage-backed securities. In addition, outperformance of U.S. Treasuries in the Fund relative to U.S. Treasuries within the Index helped the relative performance of the Fund versus the Index for the 1-year reporting period.

The option-adjusted duration of the Fund stood at approximately 4.70 years at the end of 2011, down from 4.83 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as borrowers seek to refinance their bonds at lower rates.

Financial highlights for this Fund can be found on pages 196-197.

State Farm Tax Advantaged Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Tax Advantaged Bond Fund (the “Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax. In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for federal income tax efficiency within the municipal bond asset class over the long run.

The municipal bond market, while relatively small in total assets compared to the taxable bond market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management is critical to success in this asset class. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate maturity range (currently maturities of 10-17 years) for the bulk of the Fund’s assets. The Fund also seeks to remain invested mainly in assets of high credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the Barclays Capital Municipal Bond Index, we do not make decisions based upon the index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period ended December 31, 2011, fixed-income markets were impacted by factors including higher corporate earnings, rising dividends and generally modest increases in Gross Domestic Product (GDP). Interest rates were affected by ongoing concerns over the European debt crisis, which helped to lift the demand for U.S. Treasuries. In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011.

As illustrated in Table 1 below, the municipal bond yield curve flattened as intermediate- and longer-maturity yields declined more than short-maturity yields over the 1-year period ended December 31, 2011.

Table 1: Municipal Market Data (MMD) Yields (%) – AAA-Rated General Obligation Municipal Bonds1

Date	1-Year	5-Year	10-Year	20-Year
January 1, 2011	0.37%	1.63%	3.16%	4.39%
December 31, 2011	0.25%	0.85%	1.83%	3.18%

Increase/(Decrease) in Yield	-0.12%	-0.78%	-1.33%	-1.21%

[1]

The Municipal Market Data AAA yield curve is indicative of AAA tax-exempt offered-side, institutional yield levels and may vary from actual yields attained. Source: © 2012 Thomson Reuters. Information provided by Thomson Reuters is not intended for trading purposes, nor do they provide any form of advice (investment, tax, legal) amounting to investment advice, or make any recommendations regarding particular financial instruments, investments or products. Neither Thomson Reuters nor its third party content providers shall be liable for any errors, inaccuracies, or for any actions taken in reliance thereon. THOMSON REUTERS EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OF THE INFORMATION, OR AS TO THE FITNESS OF THE INFORMATION FOR ANY PURPOSE.

As illustrated in Table 2 below, annual total returns (as of December 31, 2011) on various components of the Barclays Capital Municipal Bond Index were positive all along the maturity yield curve, with higher returns produced at the longer-end of the curve. The Barclays Capital Municipal Bond Index had a total return of 10.70% for the 1-year period ended December 31, 2011.

Table 2: Barclays Capital Municipal Bond Index – Component Returns by Maturity2

Maturity	Annual Total Return (as of December 31, 2011)
1-Year Municipal Bonds	1.58%
3-Year Municipal Bonds	3.46%
5-Year Municipal Bonds	6.93%
7-Year Municipal Bonds	10.14%
10-Year Municipal Bonds	12.32%
15-Year Municipal Bonds	12.65%
20-Year Municipal Bonds	13.98%
Long-Bond (22+ Year) Municipal Bonds	14.88%

[2]

Source: Barclays Capital Live®. Past performance does not guarantee future results. The data illustrated provides component annual total returns by municipal bond maturities of the Barclays Capital Municipal Bond Index.

From a total return standpoint, the lower end of investment-grade quality municipal bonds (A and Baa rated bonds) outperformed relative to higher investment-grade quality municipal bonds (Aaa and Aa rated bonds) within the Barclays Capital Municipal Bond Index over the reporting period as illustrated by those credit quality component returns in Table 3 below:

Table 3: Barclays Capital Municipal Bond Index - Annual Total Returns by Credit Quality Ratings3

Credit Quality	Annual Total Return (as of December 31, 2011)
Aaa Rated Bonds	8.75%
Aa Rated Bonds	10.28%
A Rated Bonds	12.53%
Baa Rated Bonds	11.84%

[3]

Source: Barclays Capital Live®. Past performance does not guarantee future results. The data illustrated provides annual total returns by credit quality ratings of the Barclays Capital Municipal Bond Index.

As of December 31, 2011, the 3.18% yield on 20-year Aaa-rated municipal bonds exceeded the 2.57% yield offered on comparable 20-year taxable U.S. Treasuries by 61 basis points, which is an abnormal yield spread relationship. Typically, long-term municipal bonds offer approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the federal income tax benefits associated with municipal bonds. This yield comparison has been typically used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

Legacy Class A shares for the State Farm Tax Advantaged Bond Fund had a total return of 10.70% (without sales charges) for the 12-month period ended December 31, 2011. This is compared to a 10.70% return for the Barclays Capital Municipal Bond Index over the same timeframe. The line graph and table below provide additional perspective on the Fund’s long term results.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*
Class A	7.34%	4.91%	5.01%*
Class B	7.35%	3.44%	5.02%*
Legacy Class A	7.35%	4.91%	5.09%
Legacy Class B	7.26%	4.81%	5.00%
* Class A and Class B shares from 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class A and Class B shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Class A and Legacy Class A shares and for Class B and Legacy Class B shares at one year; 2% for Class B and Legacy Class B shares at five years; and 1% for Class B shares Life of Class performance. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Unlike an investment in the Tax Advantaged Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund provided a positive total return over the 1-year period. However, as illustrated in Table 2 above, longer-maturity bonds outperformed intermediate maturities which in turn outperformed short maturities over the 1-year period. Consistent with the Fund’s intermediate-maturity orientation, only 0.66% of total investments were in bonds having maturities over 22 years as compared to 20.59% for the Barclays Capital Municipal Bond Index, the Fund’s benchmark, as of December 31, 2011. However, relative to the benchmark, the Fund had a higher concentration in bonds having maturities between 12-22 years which outperformed relative to shorter-maturity bonds during the year. Table 4 below provides a comparison of the maturity allocation of the Tax Advantaged Bond Fund relative to the Barclays Capital Municipal Bond Index as of December 31, 2011.

Table 4: Maturity Comparison: State Farm Tax Advantaged Bond Fund versus the Barclays Capital Municipal Bond Index (as of December 31, 2011)

Maturity Range	State Farm Tax Advantaged Bond Fund Allocation	Barclays Capital Municipal Bond Index Allocation
0-6 Years	5.60%	25.51%
6-12 Years	25.64%	24.51%
12-22 Years	68.11%	29.39%
22+ Years	0.66%	20.59%

We seek to maintain the risk profile of the Fund with respect to volatility (duration), interest rate risk and capital (credit risk). Throughout the reporting period, the Fund’s modified duration decreased from 6.35 years as of January 1, 2011 to 5.30 years as of December 31, 2011. Modified duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates.

The Fund maintained a high quality credit orientation consistent with the Fund’s historical investment philosophy throughout the reporting period ended December 31, 2011. Table 5 below provides an illustration of the Fund’s credit quality orientation compared to the Index as of December 31, 2011. Over the reporting period, the lower end of investment-grade quality municipal bonds (A and Baa rated bonds) outperformed relative to higher investment-grade quality municipal bonds (Aaa and Aa rated bonds) as previously illustrated in Table 3 above.

Table 5: Credit Ratings Comparison (as of December 31, 2011)4

Credit Ratings	State Farm Tax Advantaged Bond Fund Allocation	Barclays Capital Municipal Bond Index Allocation
Aaa/AAA	14.58%	8.55%
Aa/AA	69.93%	50.88%
A	13.58%	30.23%
Baa/BBB or Lower	0.00%	9.66%
NR (Not Rated)	1.91%	0.68%

Total Long-Term Investments/Securities	100.00%	100.00%

[4]

Illustrated by Credit Quality and based on total long-term investments for the Fund and total securities for the Index as of December 31, 2011. Reflects the lower of Moody’s, Standard and Poor’s or Fitch issuer specific ratings. The issuer specific ratings do not reflect any bond insurer ratings.

The difference in maturity structure between the Fund and benchmark along with the Fund’s higher credit quality orientation than the benchmark both played a role in the Fund’s relative performance versus the benchmark during the reporting period. As highlighted earlier, the objective of the Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund has been invested with a bias towards high-credit quality, intermediate maturity bonds. Adopting additional risk by increasing duration significantly and/or increasing the weighting in lower-credit quality bonds would not have been consistent with the Fund’s historical investment philosophy.

The number of individual bonds held in the portfolio increased over the reporting period from 206 to 224 bonds. Turnover for the reporting period was 9.91%. Investments within the State of Florida represented the largest single allocation in any state representing 5.71% of total net assets, which is up slightly from 5.63% from the beginning of the reporting period. The largest additions to the portfolio included net acquisitions of bonds in West Virginia and Arizona. Bonds secured by a general obligation pledge accounted for approximately 63% of all new acquisitions with revenue bond purchases representing 37% of the total. The average ratings quality of new bond purchases was Aa2. The largest net reduction of holdings occurred through sales and maturities of bonds in Minnesota and New Mexico.

Financial highlights for this Fund can be found on pages 198-199.

State Farm Money Market Fund Management’s Discussion (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. (SFIMC). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Financial highlights for this Fund can be found on pages 200-201.

State Farm LifePath® Funds Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the State Farm LifePath Funds investment objective and philosophy.

The State Farm LifePath Funds are organized as “feeder funds” in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, invests all its assets in a corresponding LifePath Master Portfolio. References to “the LifePath Funds” are to the feeder funds or the LifePath Master Portfolios, as the context requires, unless otherwise stated. The LifePath Funds, through their investment in the LifePath Master Portfolios, allocate their assets among broad types of asset classes by investing in a combination of stock, bond, and money market funds (the “Underlying Funds”) seeking to produce competitive returns consistent with a Fund’s investment objective. BlackRock Fund Advisors (“BlackRock”) is the investment adviser for the LifePath Master Portfolios and Underlying Funds.

Each LifePath Fund seeks a combination of income and growth of capital consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. A LifePath Fund’s time horizon marks the point when the investors plan to start making net withdrawals. Each LifePath Fund has its own time horizon, which affects the acceptable risk level of the LifePath Fund and, in turn, its asset allocation.

With the exception of the LifePath 2050 Master Portfolio not containing an allocation to the iShares Barclays TIPS Bond Fund during 2011, each LifePath Master Portfolio invested in the same Underlying Funds but in differing proportions, depending upon the time horizon and acceptable risk level of the LifePath Master Portfolio.

Several changes were made to Underlying Funds within the LifePath Master Portfolios during 2011 as discussed below.

In July 2011, BlackRock restructured the holdings of the Active Stock Master Portfolio Underlying Fund within the LifePath Master Portfolios by adding four BlackRock fundamental U.S. large cap equity strategies within the portfolio. Effective with these changes, the Active Stock Master Portfolio uses an asset allocation strategy, investing varying percentages of its portfolio primarily in five major categories of equity securities: equity securities of large cap U.S. companies that BlackRock believes have good prospects for earnings growth, equity securities of mid to large cap U.S. companies that BlackRock believes have shown above-average growth rates in earnings over the long-term, equity securities of large cap U.S. companies that BlackRock believes have good prospects for capital appreciation and current income, equity securities of large cap U.S. companies that BlackRock believes are undervalued, and equity securities of U.S. companies with market capitalizations similar to the range of market capitalizations represented in the Russell 1000® Index1 that BlackRock selects using a proprietary quantitative model. With these changes to the Active Stock Master Portfolio, the large cap U.S. exposure previously benchmarked against the S&P 500 Index is now benchmarked against the Russell 1000 Index weighting within the LifePath Master Portfolios’ custom benchmark effective July 31, 2011.

Also, in late-July 2011, the iShares S&P MidCap 400 Index and iShares S&P SmallCap 600 Index Underlying Funds within the LifePath Master Portfolios were replaced with the Master Small Cap Index Series as an Underlying Fund. Along with these changes, the mid- and small-cap U.S. equity exposures previously benchmarked against the S&P MidCap 400 Index and S&P SmallCap 600 Index, respectively, are now benchmarked against the Russell 2000 Index weighting within the LifePath Master Portfolios’ custom benchmark effective July 31, 2011.

Lastly, in late-September 2011, the international equity exposure in the LifePath Master Portfolios was expanded with the addition of the ACWI ex-U.S. Index Master Portfolio Underlying Fund. The addition of the ACWI ex-U.S. Index Master Portfolio Underlying Fund did not result in a change to the international equity exposure being benchmarked against the MSCI ACWI ex-U.S. Investable Market Index (IMI) weighting within the LifePath Master Portfolios’ custom benchmark.

Describe the relevant market environment as it related to the State Farm LifePath Funds for the reporting period.

The market environment was influenced by many positive factors, including higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011. However, the market environment was not without its challenges throughout the period.

iShares, LifePath, and LifePath followed by 2020, 2030, 2040 and 2050 are all registered trademarks of BlackRock Institutional Trust Company, N.A. All other trademarks, service marks or registered trademarks are the property of their respective owners.

[1]

The Russell 1000® Index is an unmanaged market capitalization-weighted index consisting of approximately the largest 1,000 U.S. domiciled companies. The Russell 1000 represents approximately 92% of the U.S. equities market.

During the year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $91/barrel and rose to around $99/ barrel by the end of December 2011, an increase of 8% for the 12-month period. Gold prices began the period at around $1,421 per troy ounce and increased to around $1,566/oz. by the end of December 2011, an increase of 10% for the 12-month period.

The 12-month total return for the S&P 500 Index was 2.11% for the period ended December 31, 2011. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 16%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately –14%, and a dividend return of approximately 2.1%. Within the S&P 500 Index, the Information Technology sector held the largest weighting of 19.02% and produced a price return of 1% for the reporting period. Seven of the Index’s sectors posted gains for the year while three of the Index’s sectors posted losses for the year. The Utilities sector was both the eighth-largest weighting at 3.87% and produced the highest price return of 15%. The Financials sector was the second-largest weighting at 13.43% and produced the lowest price return of –18%.

Mid-cap stocks (as represented by the Russell Midcap Index) and small cap stocks (as represented by the Russell 2000 Index) posted total returns of –1.55% and –4.18%, respectively, for the year ended December 31, 2011. Mid- and small-cap stocks underperformed large cap stocks in 2011.

As noted above, international equity markets as represented by the MSCI ACWI ex-U.S. IMI Index, were volatile amid concerns over the fiscal health of a host of European countries and produced a return of –14.31% for the year, underperforming U.S. markets. Due in part to concerns of the sovereign debt crisis in Europe, the U.S. dollar gained against the euro and British pound during the period. For the period January 2011 through December 2011, the U.S. dollar increased by approximately 3% to $1.30/euro. Versus the British pound, the U.S. dollar increased by less than 1% during the period to $1.55/£.

Stock market performance in emerging market countries was even weaker during the period with the MSCI Emerging Markets Index posting a total return of –18.42% in U.S. dollar terms.

Within the real estate market, the Cohen & Steers Realty Majors Index2 gained 10.39% despite continued trouble in the U.S. housing market and lingering concerns about the commercial mortgage market. Consistent with the international equity markets, foreign real estate investments produced double-digit losses as the FTSE EPRA/ NAREIT Developed Real Estate ex-U.S. Index3 declined and returned –15.64% for the one-year period ending December 31, 2011.

Within the Treasury bond market, U.S. Treasuries gained ground during the 12-month period ended December 31, 2011 with yields declining across all maturities. Given the uncertainty surrounding the financial markets in Europe during the year, the demand for U.S. Treasuries increased, which generally contributed to rising prices and falling yields on U.S. Treasuries. The yield on 10-year U.S. Treasuries declined from 3.30% on January 1, 2011, to 1.89% on December 31, 2011. Short-term yields remained low, with 3-month U.S. Treasury yields declining from 0.12% on January 1, 2011 to 0.02% on December 31, 20114. Longer-maturity U.S. Treasuries outperformed relative to both short- and intermediate-maturity Treasuries and the inflation-protected U.S. Treasury TIPS market also produced positive total returns. With economic growth in the U.S. modestly improving over the course of the year and lingering concerns about inflation being ignited due to all the liquidity and stimulus in the markets, the Barclays Capital U.S. TIPS Index gained 13.56% for the year ending December 31, 2011. Cash, as represented by the Citigroup 3-Month Treasury Bill Index5, returned 0.08% for the reporting period, highlighting the continued low interest rate environment.

From a credit quality standpoint, lower credit quality bonds in the Barclays Capital U.S. Aggregate Bond Index generally outperformed relative to higher credit quality bonds in the Index during the year. However, high-yield bonds underperformed investment grade bonds as represented by the 4.98% return for the Barclays Capital High-Yield Bond Index6 versus the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index for the year ended December 31, 2011.

[2]	The Cohen & Steers Realty Majors Portfolio Index is a modified capitalization weighted total return index of selected United States Equity Real Estate Investment Trusts (REITs).

[3]

The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index is designed to measure the stock performance of companies engaged in specific real estate activities of the real estate markets outside of the United States. Relevant real estate activities are defined as the ownership, trading and development of income producing real estate.

[4]	Source: Barclays Capital Live®

[5]	The Citigroup 3-Month T-Bill Index is an unmanaged index of three-month Treasury bills.

[6]	The Barclays Capital High-Yield Bond Index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

What factors helped and hindered performance of the LifePath Funds during the reporting period?

The LifePath Funds are invested in a combination of the Underlying Funds for which BlackRock is the investment adviser. With the exception of the LifePath 2050 Fund not containing an allocation to the iShares Barclays TIPS Bond Fund during 2011, each LifePath Fund invested in the same Underlying Funds but in differing proportions, depending upon the acceptable risk level of the LifePath Fund.

The LifePath Funds with longer time horizons, such as the LifePath 2050 Fund, invested a greater share of their assets in equity-oriented Underlying Funds, such as the iShares MSCI EAFE Index Fund and the Active Stock Master Portfolio. The more conservative LifePath Funds, such as the LifePath Retirement Fund, allocated more of their assets to fixed income-oriented investments, such as the CoreAlpha Bond Master Portfolio and the iShares Barclays TIPS Bond Fund. Ultimately the performance of any given LifePath Fund is a reflection of its asset allocation.

During 2011, each LifePath Fund (with the exception of the LifePath 2050 Fund as noted previously) invested a portion of their assets in four different Master Portfolios: the Active Stock Master Portfolio, the Master Small Cap Index Series, the ACWI ex-U.S. Index Master Portfolio and the CoreAlpha Bond Master portfolio and nine different exchange-traded funds (iShares) managed by BlackRock: the iShares S&P MidCap 400 Index, the iShares S&P SmallCap 600 Index, the iShares MSCI EAFE Index Fund, the iShares EAFE Small Cap Index Fund, the iShares MSCI Emerging Markets Index Fund, the iShares MSCI Canada Index Fund, the iShares Cohen & Steers Realty Majors Index Fund, the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, and the iShares Barclays TIPS Bond Fund.

As mentioned previously, the iShares S&P MidCap 400 Index and iShares S&P SmallCap 600 Index Underlying Funds within the LifePath Master Portfolios were replaced with the Master Small Cap Index Series as an Underlying Fund effective July 31, 2011. In addition, the ACWI ex-U.S. Index Master Portfolio was added as an Underlying Fund to the LifePath Master Portfolios effective September 30, 2011.

The returns of the Underlying Funds for the period of time they were included in the LifePath Master Portfolios contributed to the overall returns of the LifePath Funds as shown below:

Underlying Funds	1-Year Return
Active Stock Master Portfolio	2.20%
CoreAlpha Bond Master Portfolio	8.38%
iShares MSCI EAFE Index Fund	-12.18%
iShares MSCI EAFE Small Cap Index Fund	-14.91%
iShares MSCI Emerging Markets Index Fund	-18.87%
iShares MSCI Canada Index Fund	-12.91%
iShares Cohen & Steers Realty Majors Index Fund	10.18%
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	-15.98%
iShares Barclays TIPS Bond Fund	13.40%

7-Month Return (Jan. 1, 2011-July 31, 2011)
iShares S&P MidCap 400 Index Fund	-4.28%
iShares S&P SmallCap 600 Index Fund	-3.39%

New Underlying Funds	5-Month Return (Aug. 1, 2011-Dec. 31, 2011)
Master Small Cap Index Series	8.22%

3-Month Return (Oct. 1, 2011-Dec. 31, 2011)
ACWI ex-U.S. Index Master Portfolio	3.57%

The LifePath Funds invested a significant amount of their assets in the Active Stock and CoreAlpha Bond Master Portfolios. Both of these Master Portfolios seek to outperform their respective benchmark indices while maintaining similar risk profiles as those benchmarks.

The Active Stock Master Portfolio outperformed its benchmark, the Russell 1000 Index, by 0.70% (2.20% vs. 1.50%, respectively) for the reporting period. At the end of 2011, the Active Stock Master Portfolio invested in 442 stocks of which 94% were from its benchmark Russell 1000 Index. BlackRock increased the number of holdings from 242 at the start of the year (which in turn decreased the average individual security weightings). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index during 2011 by 0.54% (8.38% vs. 7.84%, respectively). As of December 31, 2011, there were 247 issuers and 667 securities comprising the CoreAlpha Bond Master Portfolio. Being overweight in exposure to U.S. Treasuries relative to the U.S. Aggregate Bond Index was beneficial. During 2011, lower credit quality bonds in the Barclays Capital U.S. Aggregate Bond Index generally outperformed relative to higher credit quality bonds in the Index during the year. However, high-yield bonds underperformed investment grade bonds as represented by the 4.98% return for the Barclays Capital High-Yield Bond Index versus the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index for the year ended December 31, 2011.

State Farm LifePath® Retirement Fund

Provide an illustration of the Fund’s investments.

How did the State Farm LifePath® Retirement Fund perform during the reporting period?

For the 1-year period ended December 31, 2011, Legacy Class A shares of the State Farm LifePath Retirement Fund had a total return without sales charges of 3.50%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 2.11% and the Barclays Capital U.S. Aggregate Bond Index 7.84%.

Because of the multi-asset structure of the LifePath Retirement Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath Retirement Fund’s investments for the upcoming quarter. As of December 31, 2011, the total return of the LifePath Retirement Fund’s blended benchmark was 4.11% for the 1-year period and had the following composition:

Index	LifePath Retirement Fund’s Blended Benchmark Weighting
Barclays Capital U.S. Aggregate Bond Index	52.94%
Russell 1000 Index	21.58%
MSCI ACWI ex-U.S. IMI Index[7]	11.63%
Barclays Capital U.S. TIPS Index[8]	9.06%
Russell 2000 Index	4.31%
FTSE EPRA/NAREIT Developed Real Estate Index[9]	0.48%

7	The MSCI® ACWI ex-US IMI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

8	The Barclays Capital U.S. TIPS Index is an unmanaged index composed of inflation protected securities issued by the U.S. Treasury.

9	The FTSE EPRA/NAREIT Developed Real Estate Index is designed to measure the stock performance of companies engaged in specific real estate activities of the North America, European, and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income producing real estate.

The line graphs and tables below provide additional perspective for the State Farm LifePath Retirement Fund’s long term results.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	Life of Class*
Class A	-1.70%	2.09%	2.92%
Class B	-2.15%	2.08%	2.98%
* From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 1% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; 2% for Class B shares at five years; and 1% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2050 Fund on page 73 for a description of the Indices.

[2]

On December 31, 2011, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 52.94% Barclays Capital U.S. Aggregate Bond Index, 21.58% Russell 1000 Index, 4.31% Russell 2000 Index, 11.63% MSCI ACWI ex-U.S. IMI Index, 0.48% FTSE EPRA/NAREIT Developed Real Estate Index, and 9.06% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath Retirement Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	Life of Class*
Legacy Class A	0.42%	2.54%	4.48%
Legacy Class B	0.06%	2.39%	4.43%
Institutional	3.78%	3.41%	5.16%
Class R-1	3.16%	2.81%	4.08%
Class R-2	3.38%	3.04%	4.30%
Class R-3	3.71%	3.32%	4.60%
* Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares Life of Class performance does not reflect conversion to Legacy Class A shares. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2050 Fund on page 73 for a description of the Indices.

[2]

On December 31, 2011, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 52.94% Barclays Capital U.S. Aggregate Bond Index, 21.58% Russell 1000 Index, 4.31% Russell 2000 Index, 11.63% MSCI ACWI ex-U.S. IMI Index, 0.48% FTSE EPRA/NAREIT Developed Real Estate Index, and 9.06% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath Retirement Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath Retirement Fund during the reporting period?

The main driver to performance for the LifePath Retirement Fund was its allocation to the CoreAlpha Bond Master Portfolio – which made up the majority of the bond allocation of the LifePath Retirement Fund’s total net assets in 2011. At the end of December 2011, this weighting stood at 52.33% which was up slightly from 51.57% at the beginning of the year. The CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index by 0.54% (8.38% vs. 7.84% respectively). Throughout 2011, BlackRock assessed the risk/reward characteristics of the fixed income market and believed that less exposure to credit and more exposure to U.S. Treasuries would be beneficial to performance and still be within the risk tolerance of the CoreAlpha Bond Master Portfolio.

As of December 31, 2011, there were 247 issuers and 667 securities comprising the CoreAlpha Bond Master Portfolio. Being overweight in exposure to U.S. Treasuries relative to the U.S. Aggregate Bond Index was beneficial. During 2011, lower credit quality bonds in the Barclays Capital U.S. Aggregate Bond Index generally outperformed relative to higher credit quality bonds in the Index during the year. However, high-yield bonds underperformed investment grade bonds as represented by the 4.98% return for the Barclays Capital High-Yield Bond Index versus the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index for the year ended December 31, 2011.

The LifePath Retirement Fund also included an allocation to the iShares Barclays TIPS Bond Fund during 2011. This allocation increased slightly from 8.60% of the LifePath Retirement Fund’s total net assets at the beginning of the year to 8.91% of total net assets by December 31, 2011. It’s important to note the LifePath Retirement Fund maintained an exposure to equity investments of approximately 38% of total net assets. The largest equity allocation was to the Active Stock Master Portfolio at 21.50% of the LifePath Retirement Fund’s total net assets. For the year, the Active Stock Master Portfolio outperformed its benchmark, the Russell 1000 Index, by 0.70% (2.20% vs. 1.50%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

Exposure to small-cap U.S. equity securities through investment in the Master Small Cap Index Series within the LifePath Retirement Fund at the end of December 2011 was 4.29% of total net assets. Small-cap stocks underperformed large- and mid-cap stocks for the reporting period.

The LifePath Retirement Fund’s exposure to foreign equity securities was 11.76% of total net assets as of December 31, 2011, comprised of the ACWI ex-U.S. Index Master Portfolio and five underlying iShares Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. International equity markets mostly underperformed U.S. equity markets during the reporting period.

Over the course of the year, the asset allocation adjustments within the LifePath Retirement Fund resulted in an approximate 1.1% and 0.5% increase to bond and international equity securities, respectively. Reductions of approximately 1.3% and 0.3% were made to the domestic equity and real estate allocations, respectively.

Financial highlights for this Fund can be found on pages 202-203.

State Farm LifePath 2020® Fund

Provide an illustration of the Fund’s investments.

How did the State Farm LifePath 2020® Fund perform during the reporting period?

For the 1-year period ended December 31, 2011, Legacy Class A shares of the State Farm LifePath 2020 Fund had a total return without sales charges of 1.09%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 2.11% and the Barclays Capital U.S. Aggregate Bond Index 7.84%.

Because of the multi-asset structure of the LifePath 2020 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2020 Fund’s investments during the upcoming quarter. As of December 31, 2011, the total return of the LifePath 2020 Fund’s blended benchmark was 1.64% for the 1-year period and had the following composition:

Index	LifePath 2020 Fund’s Blended Benchmark Weighting
Barclays Capital U.S. Aggregate Bond Index	37.53%
Russell 1000 Index	32.72%
MSCI ACWI ex-U.S. IMI Index	16.56%
Barclays Capital U.S. TIPS Index	6.08%
Russell 2000 Index	3.70%
FTSE EPRA/NAREIT Developed Real Estate Index	3.41%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2020 Fund’s long term results.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	Life of Class*
Class A	-3.96%	-0.19%	1.12%
Class B	-4.58%	-0.24%	1.17%
* From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 1% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; 2% for Class B shares at five years; and 1% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2050 Fund on page 73 for a description of the Indices.

[2]

On December 31, 2011, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 37.53% Barclays Capital U.S. Aggregate Bond Index, 32.72% Russell 1000 Index, 3.70% Russell 2000 Index, 16.56% MSCI ACWI ex-U.S. IMI Index, 3.41% FTSE EPRA/NAREIT Developed Real Estate Index, and 6.08% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2020 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	Life of Class*
Legacy Class A	-1.98%	0.23%	4.86%
Legacy Class B	-2.29%	0.06%	4.84%
Institutional	1.34%	1.07%	5.56%
Class R-1	0.77%	0.53%	3.74%
Class R-2	0.99%	0.73%	3.92%
Class R-3	1.29%	1.03%	4.17%
* Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares Life of Class performance does not reflect conversion to Legacy Class A shares. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2050 Fund on page 73 for a description of the Indices.

[2]

On December 31, 2011, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 37.53% Barclays Capital U.S. Aggregate Bond Index, 32.72% Russell 1000 Index, 3.70% Russell 2000 Index, 16.56% MSCI ACWI ex-U.S. IMI Index, 3.41% FTSE EPRA/NAREIT Developed Real Estate Index, and 6.08% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2020 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2020 Fund during the reporting period?

The main driver to performance for the LifePath 2020 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2020 Fund’s equity exposure. At the end of December 2011, this weighting stood at 31.74% of the LifePath 2020 Fund’s total net assets which is higher than the 30.90% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the Russell 1000 Index. At the end of 2011, the Active Stock Master Portfolio invested in 442 stocks of which 94% were from its benchmark Russell 1000 Index. BlackRock increased the number of holdings from 242 at the start of the year (which in turn decreased the average individual security weightings). For the year, the Active Stock Master Portfolio outperformed its benchmark by 0.70% (2.20% vs. 1.50%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2020 Fund’s exposure to small-cap U.S. equity securities via investment in the Master Small Cap Index Series at the end of December 2011 was 3.66% of total net assets. Small-cap stocks underperformed large- and mid-cap stocks for the reporting period.

The LifePath 2020 Fund’s exposure to foreign equity securities was 17.86% of total net assets as of December 31, 2011, comprised of the ACWI ex-U.S. Index Master Portfolio and five underlying iShares Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. International equity markets mostly underperformed U.S. equity markets during the reporting period.

From a fixed-income perspective, the LifePath 2020 Fund held 37.21% of its total net assets in the CoreAlpha Bond Master Portfolio which is up from 34.95% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index during 2011 by 0.54% (8.38% vs. 7.84% respectively). Throughout 2011, BlackRock assessed the risk/reward characteristics of the fixed income market and believed that less exposure to credit and more exposure to U.S. Treasuries would be beneficial to performance and still be within the risk tolerance of the CoreAlpha Bond Master Portfolio.

As of December 31, 2011, there were 247 issuers and 667 securities comprising the CoreAlpha Bond Master Portfolio. Being overweight in exposure to U.S. Treasuries relative to the U.S. Aggregate Bond Index was beneficial. During 2011, lower credit quality bonds in the Barclays Capital U.S. Aggregate Bond Index generally outperformed relative to higher credit quality bonds in the Index during the year. However, high-yield bonds underperformed investment grade bonds as represented by the 4.98% return for the Barclays Capital High-Yield Bond Index versus the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index for the year ended December 31, 2011.

Over the course of the year, the asset allocation adjustments within the LifePath 2020 Fund resulted in an approximate 2.6% and 0.2% decrease to domestic equity and international equity securities, respectively. The LifePath 2020 Fund’s exposure to the CoreAlpha Bond Master Portfolio and iShares Barclays TIPS Bond Fund increased by roughly 2.3% and 0.8%, respectively, while the exposure to real estate decreased approximately 0.5%.

Financial highlights for this Fund can be found on pages 204-205.

State Farm LifePath 2030® Fund

Provide an illustration of the Fund’s investments.

How did the State Farm LifePath 2030® Fund perform during the reporting period?

For the 1-year period ended December 31, 2011, Legacy Class A shares of the State Farm LifePath 2030 Fund had a total return without sales charges of –1.00%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 2.11% and the Barclays Capital U.S. Aggregate Bond Index 7.84%.

Because of the multi-asset structure of the LifePath 2030 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2030 Fund’s investments during the upcoming quarter. As of December 31, 2011, the total return of the LifePath 2030 Fund’s blended benchmark was –0.49% for the 1-year period and had the following composition:

Index	LifePath 2030 Fund’s Blended Benchmark Weighting
Russell 1000 Index	42.39%
Barclays Capital U.S. Aggregate Bond Index	24.12%
MSCI ACWI ex-U.S. IMI Index	20.83%
FTSE EPRA/NAREIT Developed Real Estate Index	5.96%
Barclays Capital U.S. TIPS Index	3.53%
Russell 2000 Index	3.17%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2030 Fund’s long term results.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	Life of Class*
Class A	-5.98%	-1.62%	-0.10%
Class B	-6.61%	-1.66%	-0.04%
* From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 1% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; 2% for Class B shares at five years; and 1% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2050 Fund on page 73 for a description of the Indices.

[2]

On December 31, 2011, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 24.12% Barclays Capital U.S. Aggregate Bond Index, 42.39% Russell 1000 Index, 3.17% Russell 2000 Index, 20.83% MSCI ACWI ex-U.S. IMI Index, 5.96% FTSE EPRA/NAREIT Developed Real Estate Index, and 3.53% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2030 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	Life of Class*
Legacy Class A	-4.00%	-1.22%	4.74%
Legacy Class B	-4.37%	-1.37%	4.68%
Institutional	-0.82%	-0.37%	5.41%
Class R-1	-1.32%	-0.94%	3.24%
Class R-2	-1.11%	-0.73%	3.46%
Class R-3	-0.85%	-0.40%	3.76%
* Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares Life of Class performance does not reflect conversion to Legacy Class A shares. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2050 Fund on page 73 for a description of the Indices.

[2]

On December 31, 2011, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 24.12% Barclays Capital U.S. Aggregate Bond Index, 42.39% Russell 1000 Index, 3.17% Russell 2000 Index, 20.83% MSCI ACWI ex-U.S. IMI Index, 5.96% FTSE EPRA/NAREIT Developed Real Estate Index, and 3.53% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2030 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2030 Fund during the reporting period?

The main driver to performance for the LifePath 2030 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2030 Fund’s equity exposure. At the end of December 2011, this weighting stood at 41.12% of the LifePath 2030 Fund’s total net assets which is higher than the 38.91% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the Russell 1000 Index. At the end of 2011, the Active Stock Master Portfolio invested in 442 stocks of which 94% were from its benchmark Russell 1000 Index. BlackRock increased the number of holdings from 242 at the start of the year (which in turn decreased the average individual security weightings). For the year, the Active Stock Master Portfolio outperformed its benchmark by 0.70% (2.20% vs. 1.50%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2030 Fund’s exposure to foreign equity securities was 23.49% of total net assets as of December 31, 2011, comprised of the ACWI ex-U.S. Index Master Portfolio and five underlying iShares Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. International equity markets mostly underperformed U.S. equity markets during the reporting period.

The LifePath 2030 Fund’s exposure to small-cap U.S. equity securities via investment in the Master Small Cap Index Series at the end of December 2011 was 3.09% of total net assets. Small-cap stocks underperformed large- and mid-cap stocks for the reporting period.

From a fixed-income perspective, the LifePath 2030 Fund held 24.02% of its total net assets in the CoreAlpha Bond Master Portfolio which is up from 22.31% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index during 2011 by 0.54% (8.38% vs. 7.84% respectively). As of December 31, 2011, there were 247 issuers and 667 securities comprising the CoreAlpha Bond Master Portfolio. Being overweight in exposure to U.S. Treasuries relative to the U.S. Aggregate Bond Index was beneficial. During 2011, lower credit quality bonds in the Barclays Capital U.S. Aggregate Bond Index generally outperformed relative to higher credit quality bonds in the Index during the year. However, high-yield bonds underperformed investment grade bonds as represented by the 4.98% return for the Barclays Capital High-Yield Bond Index versus the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index for the year ended December 31, 2011.

Over the course of the year, the asset allocation adjustments within the LifePath 2030 Fund resulted in an approximate 2.5% and 0.1% decrease to domestic equity and international equity securities, respectively. The LifePath 2030 Fund’s exposure to the CoreAlpha Bond Master Portfolio and iShares Barclays TIPS Bond Fund increased by roughly 1.7% and 0.7%, respectively, while the exposure to real estate increased approximately 0.3%. The cash allocation was slightly reduced.

Financial highlights for this Fund can be found on pages 206-207.

State Farm LifePath 2040® Fund

Provide an illustration of the Fund’s investments.

How did the State Farm LifePath 2040® Fund perform during the reporting period?

For the 1-year period ended December 31, 2011, Legacy Class A shares of the State Farm LifePath 2040 Fund had a total return without sales charges of –2.81%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 2.11% and the Barclays Capital U.S. Aggregate Bond Index 7.84%.

Because of the multi-asset structure of the LifePath 2040 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2040 Fund’s investments during the upcoming quarter. As of December 31, 2011, the total return of the LifePath 2040 Fund’s blended benchmark was –2.25% for the 1-year period and had the following composition:

Index	LifePath 2040 Fund’s Blended Benchmark Weighting
Russell 1000 Index	50.23%
MSCI ACWI ex-U.S. IMI Index	24.29%
Barclays Capital U.S. Aggregate Bond Index	13.37%
FTSE EPRA/NAREIT Developed Real Estate Index	8.02%
Russell 2000 Index	2.75%
Barclays Capital U.S. TIPS Index	1.34%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2040 Fund’s long term results.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	Life of Class*
Class A	-7.74%	-2.90%	-1.17%
Class B	-8.27%	-2.93%	-1.08%
* From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 1% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; 2% for Class B shares at five years; and 1% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2050 Fund on page 73 for a description of the Indices.

[2]

On December 31, 2011, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 13.37% Barclays Capital U.S. Aggregate Bond Index, 50.23% Russell 1000 Index, 2.75% Russell 2000 Index, 24.29% MSCI ACWI ex-U.S. IMI Index, 8.02% FTSE EPRA/NAREIT Developed Real Estate Index, and 1.34% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2040 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	5 YEAR	Life of Class*
Legacy Class A	-5.76%	-2.48%	4.57%
Legacy Class B	-6.03%	-2.63%	4.55%
Institutional	-2.55%	-1.64%	5.24%
Class R-1	-3.08%	-2.22%	2.74%
Class R-2	-2.91%	-2.00%	2.96%
Class R-3	-2.60%	-1.49%	3.42%
* Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graphs reflects a maximum sales charge of 3% at initial investment. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares Life of Class performance does not reflect conversion to Legacy Class A shares. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2050 Fund on page 73 for a description of the Indices.

[2]

On December 31, 2011, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 13.37% Barclays Capital U.S. Aggregate Bond Index, 50.23% Russell 1000 Index, 2.75% Russell 2000 Index, 24.29% MSCI ACWI ex-U.S. IMI Index, 8.02% FTSE EPRA/NAREIT Developed Real Estate Index, and 1.34% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2040 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2040 Fund during the reporting period?

The main driver to performance for the LifePath 2040 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2040 Fund’s equity exposure. At the end of December 2011 this weighting stood at 48.76% of the LifePath 2040 Fund’s total net assets which is higher than the 45.28% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the Russell 1000 Index. At the end of 2011, the Active Stock Master Portfolio invested in 442 stocks of which 94% were from its benchmark Russell 1000 Index. BlackRock increased the number of holdings from 242 at the start of the year (which in turn decreased the average individual security weightings). For the year, the Active Stock Master Portfolio outperformed its benchmark by 0.70% (2.20% vs. 1.50%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2040 Fund’s exposure to foreign equity securities was 27.90% of total net assets as of December 31, 2011, comprised of the ACWI ex-U.S. Index Master Portfolio and five underlying iShares Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. International equity markets mostly underperformed U.S. equity markets during the reporting period.

The LifePath 2040 Fund’s exposure to small-cap U.S. equity securities via investment in the Master Small Cap Index Series at the end of December 2011 was 2.66% of total net assets. Small-cap stocks underperformed large- and mid-cap stocks for the reporting period.

From a fixed-income perspective, the LifePath 2040 Fund held 13.47% of its total net assets in the CoreAlpha Bond Master Portfolio which is up from 11.70% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index during 2011 by 0.54% (8.38% vs. 7.84% respectively). As of December 31, 2011, there were 247 issuers and 667 securities comprising the CoreAlpha Bond Master Portfolio. Being overweight in exposure to U.S. Treasuries relative to the U.S. Aggregate Bond Index was beneficial. During 2011, lower credit quality bonds in the Barclays Capital U.S. Aggregate Bond Index generally outperformed relative to higher credit quality bonds in the Index during the year. However, high-yield bonds underperformed investment grade bonds as represented by the 4.98% return for the Barclays Capital High-Yield Bond Index versus the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index for the year ended December 31, 2011.

Over the course of the year, the asset allocation adjustments within the LifePath 2040 Fund resulted in an approximate 2.0% and 0.6% decrease to domestic equity and international equity securities, respectively. The LifePath 2040 Fund’s exposure to the CoreAlpha Bond Master Portfolio and iShares Barclays TIPS Bond Fund increased by roughly 1.8% and 0.3%, respectively, while the exposure to real estate increased approximately 0.4%. The cash allocation was slightly increased.

Financial highlights for this Fund can be found on pages 208-209.

State Farm LifePath 2050® Fund

Provide an illustration of the Fund’s investments.

How did the State Farm LifePath 2050 Fund perform during the reporting period?

For the 1-year period ended December 31, 2011, Class A shares of the State Farm LifePath 2050 Fund had a total return without sales charges of –4.25%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 2.11% and the Barclays Capital U.S. Aggregate Bond Index 7.84%.

Because of the multi-asset structure of the LifePath 2050 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2050 Fund’s investments during the upcoming quarter. As of December 31, 2011, the total return of the LifePath 2050 Fund’s blended benchmark was –3.77% for the 1-year period and had the following composition:

Index	LifePath 2050 Fund’s Blended Benchmark Weighting
Russell 1000 Index	56.86%
MSCI ACWI ex-U.S. IMI Index	27.30%
FTSE EPRA/NAREIT Developed Real Estate Index	9.89%
Barclays Capital U.S. Aggregate Bond Index	3.50%
Russell 2000 Index	2.45%

The line graph and table below provide additional perspective for the State Farm LifePath 2050 Fund’s long term results.

Fund’s Average Annual Total Return as of December 31, 2011
	1 YEAR	Life of Class*
Class A	-9.00%	-1.56%
Class R-1	-4.61%	-0.39%
Class R-2	-4.26%	-0.16%
* From 07/14/2008.

The performance data quoted represents past performance and does not guarantee future results. Class A shares performance on the line graph reflects a maximum sales charge of 5% at initial investment. Returns in the table above reflect a maximum sales charge of 5% for all Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Barclays Capital U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year.

[2]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks.

The Indices represent unmanaged groups of securities that differ from the composition of the LifePath Funds. Unlike an investment in the LifePath Funds, a theoretical investment in any of the Indices does not reflect any expenses. It is not possible to invest directly in an index.

[3]

On December 31, 2011, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 3.50% Barclays Capital U.S. Aggregate Bond Index, 56.86% Russell 1000 Index, 2.45% Russell 2000 Index, 27.30% MSCI ACWI ex-U.S. IMI Index, and 9.89% FTSE EPRA/NAREIT Developed Real Estate Index. Unlike an investment in the LifePath 2050 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2050 Fund during the reporting period?

The main driver to performance for the LifePath 2050 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2050 Fund’s equity exposure. At the end of December 2011 this weighting stood at 53.43% of the LifePath 2050 Fund’s total net assets which is up from the 51.10% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the Russell 1000 Index. At the end of 2011, the Active Stock Master Portfolio invested in 442 stocks of which 94% were from its benchmark Russell 1000 Index. BlackRock increased the number of holdings from 242 at the start of the year (which in turn decreased the average individual security weightings). For the year, the Active Stock Master Portfolio outperformed its benchmark by 0.70% (2.20% vs. 1.50%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2050 Fund’s exposure to foreign equity securities was 31.20% of total net assets as of December 31, 2011, comprised of the ACWI ex-U.S. Index Master Portfolio and five underlying iShares Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. International equity markets mostly underperformed U.S. equity markets during the reporting period.

The LifePath 2050 Fund’s exposure to small-cap U.S. equity securities via investment in the Master Small Cap Index Series at the end of December 2011 was 2.22% of total net assets. Small-cap stocks underperformed large- and mid-cap stocks for the reporting period.

From a fixed-income perspective, the LifePath 2050 Fund held just 4.00% of its total net assets in the CoreAlpha Bond Master Portfolio which is up from the 1.75% weighting at the beginning of the year. As noted earlier, there was no investment allocation to the iShares Barclays TIPS Bond Fund within the LifePath 2050 Fund in 2011.

Over the course of the year, the asset allocation adjustments within the LifePath 2050 Fund resulted in an approximate 2.3% and 0.3% decrease to domestic equity and international equity securities, respectively. The LifePath 2050 Fund’s exposure to the CoreAlpha Bond Master Portfolio increased by roughly 2.2% while the exposure to real estate also increased approximately 0.4%. The cash allocation was slightly increased.

Financial highlights for this Fund can be found on pages 210-211.

Report on Shareholder Meeting

On December 16, 2011, the shareholders of the State Farm S&P 500 Index Fund of State Farm Mutual Fund Trust had a special shareholder meeting. The results for those matters voted upon by the shareholders are as follows:

Proposal to approve restructuring of the State Farm S&P 500 Index Fund	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes	Result
Approve an Amendment to the Investment Advisory and Management Services Agreement between the State Farm Mutual Fund Trust (Trust) and State Farm Investment Management Corp. (SFIMC)	26,772,909	653,757	1,538,741	0	Adopted
Approve an Investment Sub-Advisory Agreement between the Trust, SFIMC, and BlackRock Fund Advisors appointing BlackRock Fund Advisors as Investment Sub-Advisor to the State Farm S&P 500 Index Fund	26,642,547	770,909	1,551,951	0	Adopted
Proposal	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes	Result
Approve Manager of Managers Structure for the State Farm S&P 500 Index Fund	26,604,115	799,314	1,561,977	0	Adopted

Expense Example (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and certain redemptions; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; shareholder servicing fees; and other Fund expenses. The Example in the following table for each Fund below is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The Actual information in the table under each Fund name below provides information about actual account values and actual expenses for each Class of shares. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund Class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual information line under the heading entitled “Expenses Paid During Period” for the applicable Fund Class to estimate the expenses you paid on your account for that Fund Class during the period. If your account has multiple Fund positions, add up the results calculated for each Fund position by Class within your account to estimate the expenses you paid on your total account value. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account holding Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The Hypothetical information in the table under each Fund name below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio by Class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Class indicated. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account holding Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of increasing the costs of investing.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) applicable to Class A, Class B, Legacy Class A, and Legacy Class B shares. Therefore, the Hypothetical information in the table under each Fund name is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

State Farm Equity Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio Based on the Period July 1, 2011 to December 31, 2011	Expenses Paid During Period July 1, 2011 to December 31, 2011[1]

Actual

Class A Shares	$1,000.00	$ 927.87	1.19%	$5.78

Class B Shares	$1,000.00	$ 923.89	1.89%	$9.17

Legacy Class A Shares	$1,000.00	$ 926.80	1.19%	$5.78

Legacy Class B Shares	$1,000.00	$ 926.51	1.59%	$7.72

Institutional Shares	$1,000.00	$ 930.11	0.94%	$4.57

Class R-1 Shares	$1,000.00	$ 925.95	1.51%	$7.33

Class R-2 Shares	$1,000.00	$ 927.91	1.30%	$6.32

Class R-3 Shares	$1,000.00	$ 927.75	1.01%	$4.91

Hypothetical (5% return before expenses)

Class A Shares	$1,000.00	$1,019.21	1.19%	$6.06

Class B Shares	$1,000.00	$1,015.68	1.89%	$9.60

Legacy Class A Shares	$1,000.00	$1,019.21	1.19%	$6.06

Legacy Class B Shares	$1,000.00	$1,017.19	1.59%	$8.08

Institutional Shares	$1,000.00	$1,020.47	0.94%	$4.79

Class R-1 Shares	$1,000.00	$1,017.59	1.51%	$7.68

Class R-2 Shares	$1,000.00	$1,018.65	1.30%	$6.61

Class R-3 Shares	$1,000.00	$1,020.11	1.01%	$5.14

State Farm Small/Mid Cap Equity Fund
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio Based on the Period July 1, 2011 to December 31, 2011	Expenses Paid During Period July 1, 2011 to December 31, 2011[1]

Actual

Class A Shares	$1,000.00	$ 891.87	1.40%	$ 6.68

Class B Shares	$1,000.00	$ 889.00	2.10%	$10.00

Legacy Class A Shares	$1,000.00	$ 891.92	1.40%	$ 6.68

Legacy Class B Shares	$1,000.00	$ 890.66	1.80%	$ 8.58

Institutional Shares	$1,000.00	$ 893.35	1.15%	$ 5.49

Class R-1 Shares	$1,000.00	$ 890.37	1.72%	$ 8.20

Class R-2 Shares	$1,000.00	$ 891.92	1.52%	$ 7.25

Class R-3 Shares	$1,000.00	$ 892.61	1.22%	$ 5.82

Hypothetical (5% return before expenses)

Class A Shares	$1,000.00	$1,018.15	1.40%	$ 7.12

Class B Shares	$1,000.00	$1,014.62	2.10%	$10.66

Legacy Class A Shares	$1,000.00	$1,018.15	1.40%	$ 7.12

Legacy Class B Shares	$1,000.00	$1,016.13	1.80%	$ 9.15

Institutional Shares	$1,000.00	$1,019.41	1.15%	$ 5.85

Class R-1 Shares	$1,000.00	$1,016.53	1.72%	$ 8.74

Class R-2 Shares	$1,000.00	$1,017.54	1.52%	$ 7.73

Class R-3 Shares	$1,000.00	$1,019.06	1.22%	$ 6.21

State Farm International Equity Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio Based on the Period July 1, 2011 to December 31, 2011	Expenses Paid During Period July 1, 2011 to December 31, 2011[1]

Actual

Class A Shares	$1,000.00	$ 861.15	1.50%	$ 7.04

Class B Shares	$1,000.00	$ 855.47	2.20%	$10.29

Legacy Class A Shares	$1,000.00	$ 861.06	1.50%	$ 7.04

Legacy Class B Shares	$1,000.00	$ 858.63	1.90%	$ 8.90

Institutional Shares	$1,000.00	$ 863.21	1.25%	$ 5.87

Class R-1 Shares	$1,000.00	$ 858.35	1.82%	$ 8.52

Class R-2 Shares	$1,000.00	$ 860.60	1.62%	$ 7.60

Class R-3 Shares	$1,000.00	$ 862.46	1.32%	$ 6.20

Hypothetical (5% return before expenses)

Class A Shares	$1,000.00	$1,017.64	1.50%	$ 7.63

Class B Shares	$1,000.00	$1,014.12	2.20%	$11.17

Legacy Class A Shares	$1,000.00	$1,017.64	1.50%	$ 7.63

Legacy Class B Shares	$1,000.00	$1,015.63	1.90%	$ 9.65

Institutional Shares	$1,000.00	$1,018.90	1.25%	$ 6.36

Class R-1 Shares	$1,000.00	$1,016.03	1.82%	$ 9.25

Class R-2 Shares	$1,000.00	$1,017.04	1.62%	$ 8.24

Class R-3 Shares	$1,000.00	$1,018.55	1.32%	$ 6.72

State Farm S&P 500 Index Fund [2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio Based on the Period July 1, 2011 to December 31, 2011[3]	Expenses Paid During Period July 1, 2011 to December 31, 2011[1]

Actual

Class A Shares	$1,000.00	$ 959.09	0.82%	$4.05

Class B Shares	$1,000.00	$ 955.32	1.52%	$7.49

Legacy Class A Shares	$1,000.00	$ 958.90	0.82%	$4.05

Legacy Class B Shares	$1,000.00	$ 957.34	1.23%	$6.07

Institutional Shares	$1,000.00	$ 960.54	0.69%	$3.41

Class R-1 Shares	$1,000.00	$ 957.33	1.14%	$5.62

Class R-2 Shares	$1,000.00	$ 958.30	0.94%	$4.64

Class R-3 Shares	$1,000.00	$ 960.42	0.64%	$3.16

Hypothetical (5% return before expenses)

Class A Shares	$1,000.00	$1,021.07	0.82%	$4.18

Class B Shares	$1,000.00	$1,017.54	1.52%	$7.73

Legacy Class A Shares	$1,000.00	$1,021.07	0.82%	$4.18

Legacy Class B Shares	$1,000.00	$1,019.00	1.23%	$6.26

Institutional Shares	$1,000.00	$1,021.73	0.69%	$3.52

Class R-1 Shares	$1,000.00	$1,019.46	1.14%	$5.80

Class R-2 Shares	$1,000.00	$1,020.47	0.94%	$4.79

Class R-3 Shares	$1,000.00	$1,021.98	0.64%	$3.26

State Farm Small Cap Index Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio Based on the Period July 1, 2011 to December 31, 2011	Expenses Paid During Period July 1, 2011 to December 31, 2011[1]

Actual

Class A Shares	$1,000.00	$ 898.29	0.96%	$4.59

Class B Shares	$1,000.00	$ 894.20	1.66%	$7.93

Legacy Class A Shares	$1,000.00	$ 897.92	0.96%	$4.59

Legacy Class B Shares	$1,000.00	$ 896.69	1.36%	$6.50

Institutional Shares	$1,000.00	$ 899.28	0.70%	$3.35

Class R-1 Shares	$1,000.00	$ 896.77	1.28%	$6.12

Class R-2 Shares	$1,000.00	$ 897.40	1.08%	$5.17

Class R-3 Shares	$1,000.00	$ 898.64	0.77%	$3.68

Hypothetical (5% return before expenses)

Class A Shares	$1,000.00	$1,020.37	0.96%	$4.89

Class B Shares	$1,000.00	$1,016.84	1.66%	$8.44

Legacy Class A Shares	$1,000.00	$1,020.37	0.96%	$4.89

Legacy Class B Shares	$1,000.00	$1,018.35	1.36%	$6.92

Institutional Shares	$1,000.00	$1,021.68	0.70%	$3.57

Class R-1 Shares	$1,000.00	$1,018.75	1.28%	$6.51

Class R-2 Shares	$1,000.00	$1,019.76	1.08%	$5.50

Class R-3 Shares	$1,000.00	$1,021.32	0.77%	$3.92

State Farm International Index Fund
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio Based on the Period July 1, 2011 to December 31, 2011	Expenses Paid During Period July 1, 2011 to December 31, 2011[1]

Actual

Class A Shares	$1,000.00	$ 828.59	1.20%	$5.53

Class B Shares	$1,000.00	$ 825.72	1.90%	$8.74

Legacy Class A Shares	$1,000.00	$ 828.75	1.20%	$5.53

Legacy Class B Shares	$1,000.00	$ 827.20	1.60%	$7.37

Institutional Shares	$1,000.00	$ 829.23	0.95%	$4.38

Class R-1 Shares	$1,000.00	$ 827.59	1.52%	$7.00

Class R-2 Shares	$1,000.00	$ 827.86	1.32%	$6.08

Class R-3 Shares	$1,000.00	$ 828.76	1.02%	$4.70

Hypothetical (5% return before expenses)

Class A Shares	$1,000.00	$1,019.16	1.20%	$6.11

Class B Shares	$1,000.00	$1,015.63	1.90%	$9.65

Legacy Class A Shares	$1,000.00	$1,019.16	1.20%	$6.11

Legacy Class B Shares	$1,000.00	$1,017.14	1.60%	$8.13

Institutional Shares	$1,000.00	$1,020.42	0.95%	$4.84

Class R-1 Shares	$1,000.00	$1,017.54	1.52%	$7.73

Class R-2 Shares	$1,000.00	$1,018.55	1.32%	$6.72

Class R-3 Shares	$1,000.00	$1,020.06	1.02%	$5.19

State Farm Equity and Bond Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio Based on the Period July 1, 2011 to December 31, 2011[4]	Expenses Paid During Period July 1, 2011 to December 31, 2011[1]

Actual

Class A Shares	$1,000.00	$ 976.38	0.98%	$4.88

Class B Shares	$1,000.00	$ 972.87	1.68%	$8.35

Legacy Class A Shares	$1,000.00	$ 976.46	0.98%	$4.88

Legacy Class B Shares	$1,000.00	$ 975.51	1.38%	$6.87

Institutional Shares	$1,000.00	$ 978.81	0.73%	$3.64

Class R-1 Shares	$1,000.00	$ 974.48	1.30%	$6.47

Class R-2 Shares	$1,000.00	$ 975.53	1.10%	$5.48

Class R-3 Shares	$1,000.00	$ 978.24	0.80%	$3.99

Hypothetical (5% return before expenses)

Class A Shares	$1,000.00	$1,020.27	0.98%	$4.99

Class B Shares	$1,000.00	$1,016.74	1.68%	$8.54

Legacy Class A Shares	$1,000.00	$1,020.27	0.98%	$4.99

Legacy Class B Shares	$1,000.00	$1,018.25	1.38%	$7.02

Institutional Shares	$1,000.00	$1,021.53	0.73%	$3.72

Class R-1 Shares	$1,000.00	$1,018.65	1.30%	$6.61

Class R-2 Shares	$1,000.00	$1,019.66	1.10%	$5.60

Class R-3 Shares	$1,000.00	$1,021.17	0.80%	$4.08

State Farm Bond Fund
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio Based on the Period July 1, 2011 to December 31, 2011	Expenses Paid During Period July 1, 2011 to December 31, 2011[1]

Actual

Class A Shares	$1,000.00	$1,051.55	0.68%	$3.52

Class B Shares	$1,000.00	$1,050.37	1.08%	$5.58

Legacy Class A Shares	$1,000.00	$1,051.52	0.68%	$3.52

Legacy Class B Shares	$1,000.00	$1,050.31	1.08%	$5.58

Institutional Shares	$1,000.00	$1,053.81	0.42%	$2.17

Class R-1 Shares	$1,000.00	$1,049.87	1.00%	$5.17

Class R-2 Shares	$1,000.00	$1,050.96	0.80%	$4.14

Class R-3 Shares	$1,000.00	$1,053.41	0.50%	$2.59

Hypothetical (5% return before expenses)

Class A Shares	$1,000.00	$1,021.78	0.68%	$3.47

Class B Shares	$1,000.00	$1,019.76	1.08%	$5.50

Legacy Class A Shares	$1,000.00	$1,021.78	0.68%	$3.47

Legacy Class B Shares	$1,000.00	$1,019.76	1.08%	$5.50

Institutional Shares	$1,000.00	$1,023.09	0.42%	$2.14

Class R-1 Shares	$1,000.00	$1,020.16	1.00%	$5.09

Class R-2 Shares	$1,000.00	$1,021.17	0.80%	$4.08

Class R-3 Shares	$1,000.00	$1,022.68	0.50%	$2.55

State Farm Tax Advantaged Bond Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio Based on the Period July 1, 2011 to December 31, 2011	Expenses Paid During Period July 1, 2011 to December 31, 2011[1]

Actual

Class A Shares	$1,000.00	$1,060.08	0.68%	$3.53

Class B Shares	$1,000.00	$1,057.96	1.08%	$5.60

Legacy Class A Shares	$1,000.00	$1,059.22	0.68%	$3.53

Legacy Class B Shares	$1,000.00	$1,058.05	1.08%	$5.60

Hypothetical (5% return before expenses)

Class A Shares	$1,000.00	$1,021.78	0.68%	$3.47

Class B Shares	$1,000.00	$1,019.76	1.08%	$5.50

Legacy Class A Shares	$1,000.00	$1,021.78	0.68%	$3.47

Legacy Class B Shares	$1,000.00	$1,019.76	1.08%	$5.50

State Farm Money Market Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio Based on the Period July 1, 2011 to December 31, 2011	Expenses Paid During Period July 1, 2011 to December 31, 2011[1]

Actual

Class A Shares	$1,000.00	$1,000.00	0.08%	$0.40

Class B Shares	$1,000.00	$1,000.00	0.08%	$0.40

Legacy Class A Shares	$1,000.00	$1,000.00	0.08%	$0.40

Legacy Class B Shares	$1,000.00	$1,000.00	0.08%	$0.40

Institutional Shares	$1,000.00	$1,000.01	0.08%	$0.40

Class R-1 Shares	$1,000.00	$1,000.00	0.08%	$0.40

Class R-2 Shares	$1,000.00	$1,000.00	0.08%	$0.40

Class R-3 Shares	$1,000.00	$1,000.01	0.08%	$0.40

Hypothetical (5% return before expenses)

Class A Shares	$1,000.00	$1,024.80	0.08%	$0.41

Class B Shares	$1,000.00	$1,024.80	0.08%	$0.41

Legacy Class A Shares	$1,000.00	$1,024.80	0.08%	$0.41

Legacy Class B Shares	$1,000.00	$1,024.80	0.08%	$0.41

Institutional Shares	$1,000.00	$1,024.80	0.08%	$0.41

Class R-1 Shares	$1,000.00	$1,024.80	0.08%	$0.41

Class R-2 Shares	$1,000.00	$1,024.80	0.08%	$0.41

Class R-3 Shares	$1,000.00	$1,024.80	0.08%	$0.41

State Farm LifePath Retirement Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio Based on the Period July 1, 2011 to December 31, 2011[3]	Expenses Paid During Period July 1, 2011 to December 31, 2011[1]

Actual

Class A Shares	$1,000.00	$1,035.13	1.17%	$6.00

Class B Shares	$1,000.00	$1,028.47	1.87%	$9.56

Legacy Class A Shares	$1,000.00	$1,035.01	1.17%	$6.00

Legacy Class B Shares	$1,000.00	$1,030.55	1.57%	$8.04

Institutional Shares	$1,000.00	$1,037.77	0.92%	$4.73

Class R-1 Shares	$1,000.00	$1,031.56	1.49%	$7.63

Class R-2 Shares	$1,000.00	$1,033.81	1.29%	$6.61

Class R-3 Shares	$1,000.00	$1,037.07	1.00%	$5.13

Hypothetical (5% return before expenses)

Class A Shares	$1,000.00	$1,019.31	1.17%	$5.96

Class B Shares	$1,000.00	$1,015.78	1.87%	$9.50

Legacy Class A Shares	$1,000.00	$1,019.31	1.17%	$5.96

Legacy Class B Shares	$1,000.00	$1,017.29	1.57%	$7.98

Institutional Shares	$1,000.00	$1,020.57	0.92%	$4.69

Class R-1 Shares	$1,000.00	$1,017.69	1.49%	$7.58

Class R-2 Shares	$1,000.00	$1,018.70	1.29%	$6.56

Class R-3 Shares	$1,000.00	$1,020.16	1.00%	$5.09

State Farm LifePath 2020 Fund
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio Based on the Period July 1, 2011 to December 31, 2011[3]	Expenses Paid During Period July 1, 2011 to December 31, 2011[1]

Actual

Class A Shares	$1,000.00	$1,011.20	1.15%	$5.83

Class B Shares	$1,000.00	$1,004.22	1.84%	$9.30

Legacy Class A Shares	$1,000.00	$1,010.85	1.14%	$5.78

Legacy Class B Shares	$1,000.00	$1,007.11	1.54%	$7.79

Institutional Shares	$1,000.00	$1,013.43	0.89%	$4.52

Class R-1 Shares	$1,000.00	$1,007.73	1.46%	$7.39

Class R-2 Shares	$1,000.00	$1,009.91	1.26%	$6.38

Class R-3 Shares	$1,000.00	$1,012.94	0.96%	$4.87

Hypothetical (5% return before expenses)

Class A Shares	$1,000.00	$1,019.41	1.15%	$5.85

Class B Shares	$1,000.00	$1,015.93	1.84%	$9.35

Legacy Class A Shares	$1,000.00	$1,019.46	1.14%	$5.80

Legacy Class B Shares	$1,000.00	$1,017.44	1.54%	$7.83

Institutional Shares	$1,000.00	$1,020.72	0.89%	$4.53

Class R-1 Shares	$1,000.00	$1,017.85	1.46%	$7.43

Class R-2 Shares	$1,000.00	$1,018.85	1.26%	$6.41

Class R-3 Shares	$1,000.00	$1,020.37	0.96%	$4.89

State Farm LifePath 2030 Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio Based on the Period July 1, 2011 to December 31, 2011[3]	Expenses Paid During Period July 1, 2011 to December 31, 2011[1]

Actual

Class A Shares	$1,000.00	$ 989.58	1.13%	$5.67

Class B Shares	$1,000.00	$ 982.60	1.83%	$9.14

Legacy Class A Shares	$1,000.00	$ 989.96	1.13%	$5.67

Legacy Class B Shares	$1,000.00	$ 985.57	1.53%	$7.66

Institutional Shares	$1,000.00	$ 991.82	0.88%	$4.42

Class R-1 Shares	$1,000.00	$ 986.77	1.45%	$7.26

Class R-2 Shares	$1,000.00	$ 988.88	1.25%	$6.27

Class R-3 Shares	$1,000.00	$ 991.51	0.95%	$4.77

Hypothetical (5% return before expenses)

Class A Shares	$1,000.00	$1,019.51	1.13%	$5.75

Class B Shares	$1,000.00	$1,015.98	1.83%	$9.30

Legacy Class A Shares	$1,000.00	$1,019.51	1.13%	$5.75

Legacy Class B Shares	$1,000.00	$1,017.49	1.53%	$7.78

Institutional Shares	$1,000.00	$1,020.77	0.88%	$4.48

Class R-1 Shares	$1,000.00	$1,017.90	1.45%	$7.38

Class R-2 Shares	$1,000.00	$1,018.90	1.25%	$6.36

Class R-3 Shares	$1,000.00	$1,020.42	0.95%	$4.84

State Farm LifePath 2040 Fund
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio Based on the Period July 1, 2011 to December 31, 2011[3]	Expenses Paid During Period July 1, 2011 to December 31, 2011[1]

Actual

Class A Shares	$1,000.00	$ 971.48	1.12%	$5.57

Class B Shares	$1,000.00	$ 965.26	1.82%	$9.02

Legacy Class A Shares	$1,000.00	$ 971.88	1.12%	$5.57

Legacy Class B Shares	$1,000.00	$ 968.49	1.52%	$7.54

Institutional Shares	$1,000.00	$ 974.53	0.87%	$4.33

Class R-1 Shares	$1,000.00	$ 969.18	1.44%	$7.15

Class R-2 Shares	$1,000.00	$ 970.93	1.24%	$6.16

Class R-3 Shares	$1,000.00	$ 974.03	0.94%	$4.68

Hypothetical (5% return before expenses)

Class A Shares	$1,000.00	$1,019.56	1.12%	$5.70

Class B Shares	$1,000.00	$1,016.03	1.82%	$9.25

Legacy Class A Shares	$1,000.00	$1,019.56	1.12%	$5.70

Legacy Class B Shares	$1,000.00	$1,017.54	1.52%	$7.73

Institutional Shares	$1,000.00	$1,020.82	0.87%	$4.43

Class R-1 Shares	$1,000.00	$1,017.95	1.44%	$7.32

Class R-2 Shares	$1,000.00	$1,018.95	1.24%	$6.31

Class R-3 Shares	$1,000.00	$1,020.47	0.94%	$4.79

State Farm LifePath 2050 Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio Based on the Period July 1, 2011 to December 31, 2011[3]	Expenses Paid During Period July 1, 2011 to December 31, 2011[1]
Actual

Class A Shares	$1,000.00	$ 957.51	1.15%	$5.67

Class R-1 Shares	$1,000.00	$ 953.86	1.47%	$7.24

Class R-2 Shares	$1,000.00	$ 957.35	1.27%	$6.27

Hypothetical (5% return before expenses)

Class A Shares	$1,000.00	$1,019.41	1.15%	$5.85

Class R-1 Shares	$1,000.00	$1,017.80	1.47%	$7.48

Class R-2 Shares	$1,000.00	$1,018.80	1.27%	$6.46

[1]	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[2]

Restated Expense Example Table for State Farm S&P 500 Index Fund. The State Farm S&P 500 Index Fund incurred expenses related to a shareholder meeting held on December 16, 2011. In addition, the management fee for the State Farm S&P 500 Index Fund will be reduced from 0.20% to 0.18% in May 2012. The restated example reflects expenses as if the shareholder meeting had not occurred and the management fee reduction had been in place during the entire period from July 1, 2011 to December 31, 2011 as follows:

State Farm S&P 500 Index Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio Based on the Period July 1, 2011 December 31, 2011*	Expenses Paid During Period July 1, 2011 to December 31, 2011**

Actual

Class A Shares	$1,000.00	$ 959.43	0.75%	$3.70

Class B Shares	$1,000.00	$ 955.65	1.45%	$7.15

Legacy Class A Shares	$1,000.00	$ 959.24	0.75%	$3.70

Legacy Class B Shares	$1,000.00	$ 957.68	1.16%	$5.72

Institutional Shares	$1,000.00	$ 960.88	0.62%	$3.06

Class R-1 Shares	$1,000.00	$ 957.67	1.07%	$5.28

Class R-2 Shares	$1,000.00	$ 958.63	0.87%	$4.30

Class R-3 Shares	$1,000.00	$ 960.76	0.57%	$2.82

Hypothetical (5% return before expenses)

Class A Shares	$1,000.00	$1,021.42	0.75%	$3.82

Class B Shares	$1,000.00	$1,017.90	1.45%	$7.37

Legacy Class A Shares	$1,000.00	$1,021.42	0.75%	$3.82

Legacy Class B Shares	$1,000.00	$1,019.36	1.16%	$5.90

Institutional Shares	$1,000.00	$1,022.08	0.62%	$3.16

Class R-1 Shares	$1,000.00	$1,019.81	1.07%	$5.45

Class R-2 Shares	$1,000.00	$1,020.82	0.87%	$4.43

Class R-3 Shares	$1,000.00	$1,022.33	0.57%	$2.91

*	Ratio reflects the expenses of both the Fund and its corresponding Master Portfolio.

**	Expenses are equal to the Fund’s annualized expense ratio (provided in the table) multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

[3]	Ratio reflects the expenses of both the Fund and its corresponding Master Portfolio.

[4]

Ratio also reflects 60% of the State Farm Equity Fund Institutional Shares expenses plus 40% of the State Farm Bond Fund Institutional Shares expenses. The State Farm Equity and Bond Fund targets a 60%/40% investment ratio between the State Farm Equity Fund and the State Farm Bond Fund. The ratio may vary slightly from 60%/40% throughout the year.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

	Shares	Value
Common Stocks (97.94%)

Consumer Discretionary (15.04%)
Advance Auto Parts Inc.	22,500	$1,566,675
AutoZone Inc. (a)	5,600	1,819,832
Bed Bath & Beyond Inc. (a)	20,800	1,205,776
Coach Inc.	21,200	1,294,048
Comcast Corp. Class A	174,400	4,135,024
DIRECTV Class A (a)	29,900	1,278,524
Dollar Tree Inc. (a)	9,400	781,234
Ford Motor Co. (a)	73,900	795,164
GAP Inc., The	64,000	1,187,200
General Motors Co. (a)	120,000	2,432,400
International Game Technology	43,000	739,600
Limited Brands Inc.	17,700	714,195
Macy’s Inc.	44,500	1,432,010
McDonald’s Corp.	18,900	1,896,237
Polaris Industries Inc.	17,800	996,444
Priceline.com Inc. (a)	2,500	1,169,275
Ross Stores Inc.	65,200	3,098,956
Starbucks Corp.	23,300	1,072,033
Target Corp.	25,000	1,280,500
Time Warner Inc.	80,600	2,912,884
TJX Companies Inc.	21,500	1,387,825
TRW Automotive Holdings Corp. (a)	33,200	1,082,320
Viacom Inc. Class B	35,400	1,607,514
Walt Disney Co., The	76,600	2,872,500
Wynn Resorts Ltd.	9,900	1,093,851

		39,852,021

Consumer Staples (9.27%)
Brown-Forman Corp. Class B	21,000	1,690,710
Coca-Cola Enterprises Inc.	35,100	904,878
Colgate-Palmolive Co.	15,400	1,422,806
CVS Caremark Corp.	87,000	3,547,860
Dr. Pepper Snapple Group Inc.	25,300	998,844
Estee Lauder Companies Inc. Class A, The	15,000	1,684,800
Green Mountain Coffee Roasters Inc. (a)	12,500	560,625
PepsiCo Inc.	40,900	2,713,715
Philip Morris International Inc.	36,000	2,825,280
Procter & Gamble Co., The	18,000	1,200,780
Walgreen Co.	78,100	2,581,986
Wal-Mart Stores Inc.	74,100	4,428,216

		24,560,500

Energy (11.79%)
Anadarko Petroleum Corp.	32,700	2,495,991
Apache Corp.	27,400	2,481,892
Chevron Corp.	42,200	4,490,080
Cimarex Energy Co.	9,900	612,810
ConocoPhillips	20,400	1,486,548
Diamond Offshore Drilling Inc.	15,300	845,478
EQT Corp.	46,100	2,525,819
Exxon Mobil Corp.	50,200	4,254,952
Halliburton Co.	37,400	1,290,674
Marathon Oil Corp.	89,700	2,625,519
Occidental Petroleum Corp.	41,300	3,869,810

	Shares	Value
Common Stocks (Cont.)

Energy (Cont.)
Peabody Energy Corp.	19,000	$629,090
SM Energy Co.	11,000	804,100
Southwestern Energy Co. (a)	40,700	1,299,958
Williams Companies Inc., The	46,600	1,538,732

		31,251,453

Financials (11.50%)
ACE Ltd.	40,900	2,867,908
Aflac Inc.	57,800	2,500,428
Ameriprise Financial Inc.	57,600	2,859,264
Axis Capital Holdings Ltd.	19,500	623,220
Bank of America Corp.	428,100	2,380,236
CIT Group Inc. (a)	81,100	2,827,957
Discover Financial Services	50,700	1,216,800
Franklin Resources Inc.	25,500	2,449,530
JPMorgan Chase & Co.	86,000	2,859,500
MetLife Inc.	83,300	2,597,294
Moody’s Corp.	32,800	1,104,704
Travelers Companies Inc., The	47,000	2,780,990
Wells Fargo & Co.	124,200	3,422,952

		30,490,783

Health Care (13.58%)
Abbott Laboratories	42,100	2,367,283
Agilent Technologies Inc. (a)	38,300	1,337,819
Allergan Inc.	7,400	649,276
AmerisourceBergen Corp.	42,000	1,561,980
Becton, Dickinson and Co.	16,500	1,232,880
Biogen Idec Inc. (a)	13,900	1,529,695
Bristol-Myers Squibb Co.	43,264	1,524,623
Covidien PLC	89,100	4,010,391
CR Bard Inc.	14,900	1,273,950
DaVita Inc. (a)	8,500	644,385
Intuitive Surgical Inc. (a)	2,100	972,321
Johnson & Johnson	71,500	4,688,970
Medtronic Inc.	29,900	1,143,675
Merck & Co. Inc.	69,900	2,635,230
Pfizer Inc.	180,900	3,914,676
Quest Diagnostics Inc.	23,000	1,335,380
St. Jude Medical Inc.	73,200	2,510,760
Teva Pharmaceutical Industries Ltd. Sponsored ADR	65,600	2,647,616

		35,980,910

Industrials (10.73%)
Boeing Co., The	50,500	3,704,175
Caterpillar Inc.	15,000	1,359,000
CSX Corp.	54,700	1,151,982
Cummins Inc.	14,100	1,241,082
Deere & Co.	17,300	1,338,155
General Dynamics Corp.	18,300	1,215,303
General Electric Co.	76,800	1,375,488
Honeywell International Inc.	52,100	2,831,635
Lockheed Martin Corp.	18,600	1,504,740
Northrop Grumman Corp.	19,000	1,111,120

See accompanying notes to financial statements.	85

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Industrials (Cont.)
Raytheon Co.	22,500	$1,088,550
Tyco International Ltd.	27,500	1,284,525
Union Pacific Corp.	47,200	5,000,368
WW Grainger Inc.	11,700	2,190,123
Xylem Inc.	79,800	2,050,062

		28,446,308

Information Technology (18.36%)
Alliance Data Systems Corp. (a)	13,600	1,412,224
Apple Inc. (a)	10,100	4,090,500
Atmel Corp. (a)	152,700	1,236,870
Cisco Systems Inc.	62,500	1,130,000
Cognizant Technology Solutions Corp. Class A (a)	18,500	1,189,735
Dell Inc. (a)	262,500	3,840,375
F5 Networks Inc. (a)	24,500	2,599,940
Google Inc. Class A (a)	3,500	2,260,650
Hewlett-Packard Co.	27,200	700,672
Intel Corp.	170,600	4,137,050
International Business Machines Corp.	13,400	2,463,992
JDS Uniphase Corp. (a)	81,700	852,948
Lam Research Corp. (a)	20,600	762,612
MasterCard Inc. Class A	5,700	2,125,074
Microsoft Corp.	198,200	5,145,272
NeuStar Inc. Class A (a)	21,100	720,987
Oracle Corp.	152,800	3,919,320
Red Hat Inc. (a)	29,900	1,234,571
SanDisk Corp. (a)	34,700	1,707,587
TE Connectivity Ltd.	41,700	1,284,777
Visa Inc. Class A	15,000	1,522,950
VMware Inc. Class A (a)	21,000	1,746,990
Western Union Co.	67,700	1,236,202
Xilinx Inc.	41,700	1,336,902

		48,658,200

Materials (3.80%)
Alcoa Inc.	62,800	543,220
CF Industries Holdings Inc.	9,200	1,333,816
Crown Holdings Inc. (a)	37,200	1,249,176
Dow Chemical Co., The	92,900	2,671,804
Freeport-McMoRan Copper & Gold Inc.	36,200	1,331,798
International Paper Co.	48,300	1,429,680
Sherwin-Williams Co., The	17,000	1,517,590

		10,077,084

Telecommunication Services (1.87%)
AT&T Inc.	126,800	3,834,432
MetroPCS Communications Inc. (a)	129,200	1,121,456

		4,955,888

Utilities (2.00%)
American Electric Power Company Inc.	65,400	2,701,674

	Shares	Value
Common Stocks (Cont.)

Utilities (Cont.)
Sempra Energy	47,200	$2,596,000

		5,297,674

Total Common Stocks (cost $228,701,358)		259,570,821

Short-term Investments (2.04%)
JPMorgan U.S. Government Money Market Fund	5,396,895	5,396,895

Total Short-term Investments (cost $5,396,895)		5,396,895

TOTAL INVESTMENTS (99.98%) (cost $234,098,253)		264,967,716
OTHER ASSETS, NET OF LIABILITIES (0.02%)		45,740

NET ASSETS (100.00%)		$265,013,456

(a) Non-income producing security.

ADR – American Depository Receipt

86	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

	Shares	Value
Common Stocks (98.06%)

Consumer Discretionary (15.81%)
Abercrombie & Fitch Co. Class A	11,630	$568,011
Blyth Inc.	14,000	795,200
BorgWarner Inc. (a)	12,650	806,311
Caribou Coffee Company Inc. (a)	45,500	634,725
Cinemark Holdings Inc.	24,300	449,307
Coach Inc.	8,780	535,931
Cost Plus Inc. (a)	86,200	840,450
Dick’s Sporting Goods Inc.	17,740	654,251
Dillard’s Inc. Class A	20,700	929,016
Domino’s Pizza Inc. (a)	33,500	1,137,325
Foot Locker Inc.	33,860	807,222
Fossil Inc. (a)	4,850	384,896
Genesco Inc. (a)	20,900	1,290,366
Gentex Corp.	28,000	828,520
GNC Holdings Inc. Class A (a)	16,300	471,885
Jarden Corp.	18,590	555,469
LKQ Corp. (a)	29,350	882,848
Lululemon Athletica Inc. (a)	17,440	813,750
Macy’s Inc.	44,460	1,430,723
Modine Manufacturing Co. (a)	40,400	382,184
Nordstrom Inc.	21,330	1,060,314
Penske Automotive Group Inc.	41,500	798,875
Pep Boys-Manny, Moe & Jack, The	47,600	523,600
Pier 1 Imports Inc. (a)	87,800	1,223,054
PVH Corp.	8,680	611,853
Ralph Lauren Corp.	4,250	586,840
Saga Communications Inc. Class A (a)	36,025	1,346,614
Sally Beauty Holdings Inc. (a)	39,800	840,974
Sinclair Broadcast Group Inc. Class A	108,100	1,224,773
Standard Motor Products Inc.	24,900	499,245
Tesla Motors Inc. (a)	21,250	606,900
Town Sports International Holdings Inc. (a)	93,000	683,550
Tractor Supply Co.	5,460	383,019
Under Armour Inc. Class A (a)	7,490	537,707

		26,125,708

Consumer Staples (3.60%)
Beam Inc.	10,090	516,911
Church & Dwight Co. Inc.	15,090	690,518
Corn Products International Inc.	18,920	995,003
Elizabeth Arden Inc. (a)	24,700	914,888
Fresh Del Monte Produce Inc.	24,900	622,749
Hansen Natural Corp. (a)	3,510	323,411
Omega Protein Corp. (a)	50,000	356,500
Pantry Inc., The (a)	36,200	433,314
Susser Holdings Corp. (a)	26,900	608,478
Whole Foods Market Inc.	7,020	488,452

		5,950,224

Energy (7.51%)
Baker Hughes Inc.	35,880	1,745,202
Cameron International Corp. (a)	18,250	897,718
Energy XXI (Bermuda) Ltd. (a)	42,390	1,351,393
Ensco PLC Sponsored ADR	6,280	294,658

	Shares	Value
Common Stocks (Cont.)

Energy (Cont.)
Helix Energy Solutions Group Inc. (a)	46,100	$728,380
Hercules Offshore Inc. (a)	293,200	1,301,808
Noble Energy Inc.	14,240	1,344,114
Pioneer Drilling Co. (a)	83,100	804,408
Plains Exploration & Production Co. (a)	42,550	1,562,436
SM Energy Co.	8,910	651,321
Swift Energy Co. (a)	13,300	395,276
Weatherford International Ltd. (a)	67,440	987,322
Westmoreland Coal Co. (a)	27,700	353,175

		12,417,211

Financials (25.15%)
Advance America Cash Advance Centers Inc.	122,100	1,092,795
Affiliated Managers Group Inc. (a)	8,050	772,398
American Tower Corp. Class A	16,145	968,861
Ameriprise Financial Inc.	19,560	970,958
AmTrust Financial Services Inc.	36,100	857,375
Argo Group International Holdings Ltd.	20,800	602,368
Armour Residential REIT Inc.	119,300	841,065
BancFirst Corp.	10,900	409,186
Bancorp Inc., The (a)	47,200	341,254
BioMed Realty Trust Inc.	44,000	795,520
Calamos Asset Management Inc. Class A	27,900	349,029
Cardinal Financial Corp.	67,700	727,098
CBRE Group Inc. (a)	74,630	1,135,869
City Holding Co.	24,400	826,916
CME Group Inc.	2,410	587,245
CNO Financial Group Inc. (a)	122,500	772,975
East West Bancorp Inc.	76,130	1,503,568
Employers Holdings Inc.	59,300	1,072,737
EZCORP Inc. Class A (a)	38,000	1,002,060
F.N.B. Corp.	75,000	848,250
Fifth Third Bancorp	109,580	1,393,858
First Industrial Realty Trust Inc. (a)	138,500	1,416,855
Gramercy Capital Corp. (a)	196,900	492,250
Infinity Property & Casualty Corp.	14,700	834,078
Interactive Brokers Group Inc. Class A	43,300	646,902
IntercontinentalExchange Inc. (a)	11,070	1,334,488
Invesco Ltd.	60,280	1,211,025
iStar Financial Inc. (a)	104,300	551,747
Jones Lang LaSalle Inc.	12,870	788,416
Kemper Corp.	29,600	864,616
Meadowbrook Insurance Group Inc.	74,700	797,796
Merchants Bancshares Inc.	9,200	268,640
MPG Office Trust Inc. (a)	235,100	467,849
MSCI Inc. Class A (a)	9,940	327,324
Nelnet Inc. Class A	32,100	785,487
Newcastle Investment Corp.	129,500	602,175
Ocwen Financial Corp. (a)	60,100	870,248
One Liberty Properties Inc.	84,449	1,393,409
PNC Financial Services Group Inc.	22,340	1,288,348
ProAssurance Corp.	11,300	901,966
Raymond James Financial Inc.	10,810	334,678

See accompanying notes to financial statements.	87

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Financials (Cont.)
Republic Bancorp Inc. Class A	18,600	$425,940
Retail Opportunity Investments Corp.	76,300	903,392
RLI Corp.	11,200	816,032
Sabra Health Care REIT Inc.	22,200	268,398
Signature Bank (a)	15,720	943,043
SVB Financial Group (a)	7,800	371,982
United Community Banks Inc. (a)	54,500	380,955
United Financial Bancorp Inc.	47,800	769,102
Universal Insurance Holdings Inc.	77,400	277,092
Weingarten Realty Investors	31,458	686,414
Winthrop Realty Trust	59,800	608,166
World Acceptance Corp. (a)	14,500	1,065,750

		41,565,948

Health Care (7.87%)
Agilent Technologies Inc. (a)	16,610	580,187
Alexion Pharmaceuticals Inc. (a)	9,440	674,960
AmerisourceBergen Corp.	23,380	869,502
Cambrex Corp. (a)	62,000	445,161
Cerner Corp. (a)	10,090	618,012
Cooper Companies Inc., The	12,630	890,668
Cubist Pharmaceuticals Inc. (a)	8,180	324,092
Express Scripts Inc. (a)	12,160	543,430
Health Management Associates Inc. Class A (a)	51,430	379,039
Intuitive Surgical Inc. (a)	550	254,656
Invacare Corp.	14,600	223,234
Kindred Healthcare Inc. (a)	74,900	881,573
Masimo Corp. (a)	20,100	375,568
Medicines Co., The (a)	48,400	902,176
Perrigo Co.	13,610	1,324,253
PharMerica Corp. (a)	18,400	279,312
Shire PLC ADR	10,300	1,070,170
SXC Health Solutions Corp. (a)	13,430	758,526
Triple-S Management Corp. Class B (a)	22,600	452,452
U.S. Physical Therapy Inc.	19,800	389,664
Valeant Pharmaceuticals International Inc. (a)	10,860	507,053
Vanda Pharmaceuticals Inc. (a)	54,900	261,324

		13,005,012

Industrials (14.97%)
Alaska Air Group Inc. (a)	14,500	1,088,805
AMERCO	9,800	866,320
Arkansas Best Corp.	30,900	595,443
BE Aerospace Inc. (a)	35,640	1,379,625
Ceradyne Inc. (a)	33,900	907,842
Chicago Bridge & Iron Co. N.V. NY Reg. Shares	40,840	1,543,752
CSX Corp.	42,260	889,996
Curtiss-Wright Corp.	17,400	614,742
Dycom Industries Inc. (a)	43,300	905,836
Eaton Corp.	28,170	1,226,240
Esterline Technologies Corp. (a)	8,900	498,133

	Shares	Value
Common Stocks (Cont.)

Industrials (Cont.)
Expeditors International of Washington Inc.	17,635	$722,330
Fluor Corp.	12,850	645,712
Hertz Global Holdings Inc. (a)	36,960	433,171
International Shipholding Corp.	19,544	365,277
Joy Global Inc.	18,120	1,358,456
Kennametal Inc.	23,820	869,906
Layne Christensen Co. (a)	23,200	561,440
Lydall Inc. (a)	64,500	612,105
MasTec Inc. (a)	53,000	920,610
Mueller Industries Inc.	10,100	388,042
Multi-Color Corp.	32,600	838,798
Precision Castparts Corp.	7,515	1,238,397
SkyWest Inc.	35,200	443,168
Standex International Corp.	12,300	420,168
Timken Co., The	30,700	1,188,397
Triumph Group Inc.	23,220	1,357,209
UniFirst Corp.	7,300	414,202
United Rentals Inc. (a)	32,100	948,555
Verisk Analytics Inc. Class A (a)	6,330	254,023
WABCO Holdings Inc. (a)	5,750	249,550

		24,746,250

Information Technology (11.88%)
Alliance Data Systems Corp. (a)	14,410	1,496,334
Altera Corp.	16,760	621,796
Autodesk Inc. (a)	24,780	751,577
Avago Technologies Ltd.	23,820	687,446
Brightpoint Inc. (a)	63,900	687,564
CACI International Inc. Class A (a)	15,000	838,800
Check Point Software Technologies Ltd. (a)	12,720	668,309
Citrix Systems Inc. (a)	9,740	591,413
Cognizant Technology Solutions Corp. Class A (a)	8,155	524,448
Coherent Inc. (a)	7,350	384,184
Cypress Semiconductor Corp. (a)	33,030	557,877
F5 Networks Inc. (a)	7,265	770,962
IAC/InterActiveCorp	12,810	545,706
Informatica Corp. (a)	12,660	467,534
Insight Enterprises Inc. (a)	45,600	697,224
Intuit Inc.	15,050	791,480
MICROS Systems Inc. (a)	11,080	516,106
OSI Systems Inc. (a)	21,700	1,058,526
Photronics Inc. (a)	150,200	913,216
Polycom Inc. (a)	31,100	506,930
Red Hat Inc. (a)	8,280	341,881
Richardson Electronics Ltd.	106,300	1,306,427
Riverbed Technology Inc. (a)	24,960	586,560
Rovi Corp. (a)	14,630	359,605
TIBCO Software Inc. (a)	22,840	546,104
Trimble Navigation Ltd. (a)	14,570	632,338
Unisys Corp. (a)	25,400	500,634
United Online Inc.	137,300	746,912

88	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Information Technology (Cont.)
Wright Express Corp. (a)	9,960	$540,629

		19,638,522

Materials (4.19%)
Airgas Inc.	6,080	474,726
American Vanguard Corp.	65,500	873,770
Aurico Gold Inc. (a)	59,370	475,554
Ecolab Inc.	25,500	1,474,155
Kaiser Aluminum Corp.	15,300	701,964
P. H. Glatfelter Co.	50,100	707,412
Quaker Chemical Corp.	20,000	777,800
Westlake Chemical Corp.	19,500	784,680
Yamana Gold Inc.	44,830	658,553

		6,928,614

Telecommunication Services (1.85%)
General Communication Inc. Class A (a)	79,200	775,368
IDT Corp. Class B	48,500	454,930
SBA Communications Corp. Class A (a)	24,510	1,052,950
Vonage Holdings Corp. (a)	316,800	776,160

		3,059,408

Utilities (5.23%)
AES Corp., The (a)	136,890	1,620,778
American Water Works Co. Inc.	31,300	997,218
Chesapeake Utilities Corp.	15,400	667,590
Cleco Corp.	22,800	868,680
El Paso Electric Co.	30,300	1,049,592
ITC Holdings Corp.	14,390	1,091,913
Laclede Group Inc., The	17,100	692,037
NiSource Inc.	51,880	1,235,263
Unitil Corp.	15,000	425,700

		8,648,771

Total Common Stocks (cost $144,418,231)		162,085,668

	Shares	Value
Registered Investment Companies (0.32%)

Financials (0.32%)
Arlington Asset Investment Corp. Class A	25,000	$533,250

		533,250

Total Registered Investment Companies (cost $497,057)		533,250

Short-term Investments (1.75%)
JPMorgan U.S. Government Money Market Fund	2,884,610	2,884,610

Total Short-term Investments (cost $2,884,610)		2,884,610

TOTAL INVESTMENTS (100.13%) (cost $147,799,898)		165,503,528
LIABILITIES, NET OF OTHER ASSETS (-0.13%)		(219,699)

NET ASSETS (100.00%)		$165,283,829

(a) Non-income producing security.

ADR – American Depository Receipt

See accompanying notes to financial statements.	89

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

	Shares	Value
Common Stocks (94.30%)

Argentina (1.16%)
Arcos Dorados Holdings Inc. Class A	24,203	$496,888
MercadoLibre Inc.	8,611	684,919

		1,181,807

Australia (0.94%)
BHP Billiton PLC	32,804	956,485

Austria (0.32%)
Erste Group Bank AG	18,590	326,857

Belgium (2.44%)
Anheuser-Busch InBev NV	40,766	2,495,879

Brazil (2.56%)
BR Malls Participacoes SA	65,900	640,187
Itau Unibanco Holding SA ADR	43,811	813,132
OGX Petroleo e Gas Participacoes SA (a)	158,300	1,155,902

		2,609,221

Canada (2.53%)
Canadian National Railway Co.	16,586	1,302,996
Imax Corp. (a)	16,655	305,286
Pacific Rubiales Energy Corp.	24,542	451,212
Potash Corporation of Saskatchewan Inc.	12,772	527,228

		2,586,722

China (3.20%)
Baidu Inc. Sponsored ADR (a)	9,777	1,138,727
China Life Insurance Co. Ltd. H	163,000	402,956
China Mobile Ltd.	92,500	903,967
China Pacific Insurance (Group) Company Ltd. H	24,200	69,017
PetroChina Company Ltd. H	605,000	754,828

		3,269,495

Denmark (3.35%)
A P Moller-Maersk A/S Class B	14	92,435
Novo Nordisk A/S Class B	24,169	2,777,417
Novozymes A/S B Shares	17,692	546,165

		3,416,017

France (8.06%)
Accor SA	8,359	211,883
AXA SA	50,577	657,539
Compagnie de Saint-Gobain	9,513	365,242
DANONE SA	14,833	932,428
Essilor International SA	5,906	416,972
JC Decaux SA (a)	19,000	437,593
L’Oreal SA	6,400	668,454
Pernod Ricard SA	16,436	1,524,373

	Shares	Value
Common Stocks (Cont.)

France (Cont.)
Publicis Groupe	10,696	$492,060
Schneider Electric SA	33,922	1,785,997
Unibail-Rodamco SE	4,090	735,265

		8,227,806

Germany (5.55%)
Adidas AG	11,024	717,100
Allianz SE Reg.	6,256	598,437
Bayerische Motoren Werke (BMW) AG	13,787	923,597
Daimler AG Registered Shares	16,816	738,239
Infineon Technologies AG	60,522	455,571
Linde AG	9,900	1,472,863
SAP AG	14,332	757,735

		5,663,542

Hong Kong (4.86%)
Belle International Holdings Ltd.	352,000	615,478
Cheung Kong Holdings Ltd.	69,000	820,900
China Unicom (Hong Kong) Ltd.	612,000	1,289,151
CNOOC Ltd.	289,000	505,320
Hang Lung Properties Ltd.	326,000	927,639
Li & Fung Ltd.	432,000	798,743

		4,957,231

India (0.45%)
ICICI Bank Ltd. Sponsored ADR	17,566	464,269

Ireland (0.95%)
Accenture PLC Class A	18,127	964,900

Israel (0.48%)
Check Point Software Technologies Ltd. (a)	9,301	488,675

Italy (0.16%)
Prada SpA (a)	37,000	167,454

Japan (9.65%)
Canon Inc.	40,300	1,785,410
Fanuc Corp.	18,000	2,754,840
Honda Motor Co. Ltd.	23,800	726,028
Hoya Corp.	23,400	504,056
Japan Tobacco Inc.	238	1,119,345
Komatsu Ltd.	17,200	402,011
Marubeni Corp.	83,000	505,742
Rakuten Inc.	392	421,692
Sumitomo Realty & Development Co. Ltd.	29,000	507,886
Toyota Motor Corp.	18,600	619,839
Yamada Denki Co. Ltd.	7,430	505,823

		9,852,672

90	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Malaysia (1.77%)
Genting Berhad	284,800	$988,265
Sime Darby Berhad	283,700	823,356

		1,811,621

Mexico (0.51%)
Wal-mart de Mexico SAB de CV	188,100	516,258

Netherlands (3.53%)
ASML Holding NV	33,785	1,420,010
Royal Dutch Shell PLC Class A	29,427	1,072,118
Sensata Technologies Holding NV (a)	32,602	856,781
Yandex NV Class A (a)	13,026	256,612

		3,605,521

Norway (0.74%)
Statoil ASA	29,350	753,275

Singapore (1.25%)
DBS Group Holdings Ltd.	75,714	672,469
United Overseas Bank Ltd.	50,841	598,544

		1,271,013

South Korea (0.52%)
Samsung Electronics Co. Ltd.	576	529,000

Spain (1.37%)
Industria de Diseno Textil SA	10,497	859,706
Telefonica SA	31,305	542,313

		1,402,019

Sweden (4.62%)
Atlas Copco AB Class A	60,000	1,290,313
Hennes & Mauritz AB (H&M) B Shares	16,826	541,059
Investor AB B Shares	26,200	488,819
Millicom International Cellular
SA SDR	12,386	1,240,931
Sandvik AB	50,818	623,590
Volvo AB B Shares	49,000	536,134

		4,720,846

Switzerland (12.02%)
ABB Ltd. Reg. (a)	39,745	748,101
Compagnie Financiere Richemont SA Class A	16,416	830,325
Holcim Ltd. Reg. (a)	11,898	636,511
Julius Baer Group Ltd. (a)	32,197	1,259,361
Nestle SA Reg.	40,984	2,356,155
Novartis AG	17,352	992,018
Roche Holding AG	16,503	2,797,059
Swatch Group AG, The	2,737	1,024,226
Syngenta AG Reg. (a)	3,010	881,241
UBS AG Reg. (a)	62,588	744,952

		12,269,949

	Shares	Value
Common Stocks (Cont.)

Taiwan (2.06%)
Taiwan Semiconductor Manufacturing Company Ltd. Sponsored ADR	162,547	$2,098,482

United Kingdom (17.15%)
Anglo American PLC	24,657	910,974
ARM Holdings PLC	85,289	784,127
BG Group PLC	48,700	1,041,062
British American Tobacco PLC	37,420	1,775,651
British Sky Broadcasting Group PLC	109,440	1,244,959
CRH PLC	21,528	427,942
Diageo PLC	55,274	1,207,347
Experian PLC	71,415	970,995
Imperial Tobacco Group PLC	28,327	1,071,201
Reed Elsevier PLC	59,279	477,793
Rolls-Royce Holdings PLC (a)	108,453	1,257,311
Rolls-Royce Holdings PLC Class C Entitlement Shares (a) (b)	4,306,911	6,689
Shire PLC	29,421	1,024,845
Standard Chartered PLC	109,355	2,392,881
Tullow Oil PLC	37,130	808,434
Xstrata PLC	138,238	2,099,606

		17,501,817

United States (2.10%)
Citigroup Inc.	27,928	734,786
Las Vegas Sands Corp. (a)	11,363	485,541
Wynn Resorts Ltd.	8,334	920,824

		2,141,151

Total Common Stocks (cost $88,426,370)		96,249,984

Preferred Stocks (2.82%)

Brazil (2.82%)
Banco Bradesco SA Pfd.	61,809	1,018,966
Petroleo Brasileiro SA Pfd.	90,900	1,047,281
Suzano Papel e Celulose SA	78,875	285,011
Vale SA Pfd. Class A	26,100	529,206

		2,880,464

Total Preferred Stocks (cost $4,393,940)		2,880,464

See accompanying notes to financial statements.	91

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Short-term Investments (2.86%)
State Street Institutional U.S. Government Money Market Fund	2,921,255	$2,921,255

Total Short-term Investments (cost $2,921,255)		2,921,255

TOTAL INVESTMENTS (99.98%) (cost $95,741,565)		102,051,703
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.02%)		22,570

NET ASSETS (100.00%)		$102,074,273

(a)	Non-income producing security.
(b)	In accordance with the Trust’s Valuation Procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.
ADR	– American Depository Receipt
SDR	– Swedish Depository Receipt

INTERNATIONAL EQUITY FUND FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$20,608,231	20.19
British Pound	18,458,302	18.09
United States Dollar	15,461,301	15.15
Swiss Franc	12,269,949	12.02
Japanese Yen	9,852,672	9.65
Hong Kong Dollar	7,255,453	7.11
Swedish Krona	4,720,846	4.63
Brazilian Real	4,676,553	4.58
Danish Krone	3,416,017	3.35
Malaysian Ringgit	1,811,621	1.77
Singapore Dollar	1,271,013	1.25
Norwegian Krone	753,275	0.74
South Korean Won	529,000	0.52
Mexican Peso	516,258	0.51
Canadian Dollar	451,212	0.44

Total Investments	$102,051,703	100.00%

INTERNATIONAL EQUITY FUND SECTOR CLASSIFICATIONS
Sector	Value	%
Consumer Discretionary	$15,550,401	15.23
Financials	14,874,862	14.57
Industrials	14,322,533	14.03
Consumer Staples	13,667,091	13.39
Information Technology	11,868,224	11.63
Materials	9,273,232	9.08
Health Care	8,008,311	7.85
Energy	7,589,432	7.44
Telecommunication Services	3,976,362	3.90

Total Stocks	99,130,448	97.12
Short-term Investments	2,921,255	2.86
Cash and Other Assets, Net of Liabilities	22,570	0.02

Net Assets	$102,074,273	100.00%

92	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

	Shares	Value
Common Stocks (98.35%)

Consumer Discretionary (12.96%)
1-800-FLOWERS.COM Inc. (a)	7,415	$16,313
99 Cents Only Stores (a)	11,678	256,332
Aeropostale Inc. (a)	19,918	303,750
AFC Enterprises Inc. (a)	6,041	88,803
AH Belo Corp. Class A	4,520	21,470
Ambassadors Group Inc.	4,772	21,522
American Axle & Manufacturing
Holdings Inc. (a)	16,530	163,482
American Greetings Corp. Class A	10,100	126,351
American Public Education Inc. (a)	4,555	197,140
America’s Car-Mart Inc. (a)	2,200	86,196
Amerigon Inc. (a)	5,700	81,282
Ameristar Casinos Inc.	7,944	137,352
Ann Inc. (a)	12,832	317,977
Arbitron Inc.	6,718	231,166
Archipelago Learning Inc. (a)	3,085	29,832
Arctic Cat Inc. (a)	3,069	69,206
Asbury Automotive Group Inc. (a)	7,352	158,509
Ascena Retail Group Inc. (a)	15,546	462,027
Ascent Capital Group LLC Class A (a)	3,600	182,592
Barnes & Noble Inc. (a)	7,137	103,344
Beazer Homes USA Inc. (a)	19,663	48,764
bebe stores inc.	9,200	76,636
Belo Corp. Class A	22,900	144,270
Benihana Inc. (a)	3,314	33,902
Big 5 Sporting Goods Corp.	5,519	57,618
Biglari Holdings Inc. (a)	301	110,840
BJ’s Restaurants Inc. (a)	5,949	269,609
Black Diamond Inc. (a)	3,339	24,942
Blue Nile Inc. (a)	2,956	120,841
Blyth Inc.	1,236	70,205
Bob Evans Farms Inc.	7,545	253,059
Body Central Corp. (a)	2,870	71,635
Bon-Ton Stores Inc., The	2,908	9,800
Boyd Gaming Corp. (a)	13,553	101,105
Bravo Brio Restaurant Group Inc. (a)	4,815	82,577
Bridgepoint Education Inc. (a)	4,447	102,281
Brown Shoe Co. Inc.	10,605	94,384
Brunswick Corp.	22,200	400,932
Buckle Inc., The	6,749	275,832
Buffalo Wild Wings Inc. (a)	4,496	303,525
Build-A-Bear Workshop Inc. (a)	3,529	29,855
Cabela’s Inc. (a)	10,730	272,757
Callaway Golf Co.	16,414	90,769
Cambium Learning Group Inc. (a)	4,153	12,542
Capella Education Co. (a)	3,629	130,825
Caribou Coffee Company Inc. (a)	3,200	44,640
Carrols Restaurant Group Inc. (a)	3,200	37,024
Carter’s Inc. (a)	12,289	489,225
Casual Male Retail Group Inc. (a)	10,474	35,821
Cato Corp. Class A	6,744	163,205
Cavco Industries Inc. (a)	1,642	65,779
CEC Entertainment Inc.	5,006	172,457
Central European Media Enterprises Ltd. Class A (a)	9,051	59,013
Charming Shoppes Inc. (a)	28,181	138,087
Cheesecake Factory Inc., The (a)	14,289	419,382

	Shares	Value
Common Stocks (Cont.)

Consumer Discretionary (Cont.)
Cherokee Inc.	2,261	$26,386
Children’s Place Retail Stores
Inc., The (a)	6,456	342,943
Christopher & Banks Corp.	9,242	21,626
Churchill Downs Inc.	3,145	163,949
Cinemark Holdings Inc.	22,900	423,421
Citi Trends Inc. (a)	3,800	33,364
Coinstar Inc. (a)	7,819	356,859
Coldwater Creek Inc. (a)	20,700	24,426
Collective Brands Inc. (a)	15,230	218,855
Columbia Sportswear Co.	2,948	137,229
Conn’s Inc. (a)	3,792	42,091
Cooper Tire & Rubber Co.	15,450	216,454
Core-Mark Holding Co. Inc.	2,928	115,949
Corinthian Colleges Inc. (a)	19,116	41,482
Cost Plus Inc. (a)	4,702	45,844
Cracker Barrel Old Country Store Inc.	5,682	286,430
Crocs Inc. (a)	22,500	332,325
Crown Media Holdings Inc. (a)	7,162	8,666
CSS Industries Inc.	2,018	40,199
Cumulus Media Inc. Class A (a)	9,189	30,691
Dana Holding Corp. (a)	36,084	438,421
Delta Apparel Inc. (a)	1,918	36,615
Denny’s Corp. (a)	25,053	94,199
Destination Maternity Corp.	2,600	43,472
Dial Global Inc. (a)	1,457	4,648
Digital Domain Media Group Inc. (a)	1,300	7,904
Digital Generation Inc. (a)	6,797	81,020
DineEquity Inc. (a)	3,875	163,564
Domino’s Pizza Inc. (a)	14,517	492,852
Dorman Products Inc. (a)	2,600	96,018
Drew Industries Inc. (a)	4,619	113,304
E.W. Scripps Co Class A (a)	7,590	60,796
Eastman Kodak Co. (a)	65,718	42,684
Einstein Noah Restaurant Group Inc.	1,400	22,148
Entercom Communications Corp. Class A (a)	5,869	36,094
Entravision Communications Corp. Class A	12,045	18,790
Ethan Allen Interiors Inc.	6,122	145,153
Exide Technologies (a)	18,900	49,707
Express Inc. (a)	13,662	272,420
Finish Line Inc. Class A, The	12,706	245,035
Fisher Communications Inc. (a)	2,196	63,311
Francesca’s Holdings Corp. (a)	2,460	42,558
Fred’s Inc. Class A	8,940	130,345
Fuel Systems Solutions Inc. (a)	3,954	65,201
Furniture Brands International Inc. (a)	10,564	12,994
Gaylord Entertainment Co. (a)	8,714	210,356
Geeknet Inc. (a)	1,082	18,448
Genesco Inc. (a)	5,832	360,068
G-III Apparel Group Ltd. (a)	4,071	101,409
Global Sources Ltd. (a)	2,764	13,405
GNC Holdings Inc. Class A (a)	5,657	163,770
Gordmans Stores Inc. (a)	1,300	16,341
Grand Canyon Education Inc. (a)	7,033	112,247

See accompanying notes to financial statements.	93

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Consumer Discretionary (Cont.)
Gray Television Inc. (a)	12,015	$19,464
Group 1 Automotive Inc.	5,649	292,618
Harte-Hanks Inc.	10,900	99,081
Haverty Furniture Companies Inc.	4,535	49,794
Helen of Troy Ltd. (a)	7,679	235,745
hhgregg Inc. (a)	4,414	63,782
Hibbett Sports Inc. (a)	6,812	307,766
Hillenbrand Inc.	15,453	344,911
Hot Topic Inc.	10,292	68,030
Hovnanian Enterprises Inc. (a)	16,624	24,105
HSN Inc.	9,900	358,974
Iconix Brand Group Inc. (a)	18,016	293,481
International Speedway Corp. Class A	7,285	184,675
Interval Leisure Group Inc. (a)	10,100	137,461
iRobot Corp. (a)	5,900	176,115
Isle of Capri Casinos Inc. (a)	5,109	23,859
Jack in the Box Inc. (a)	10,929	228,416
JAKKS Pacific Inc.	6,627	93,507
Jamba Inc. (a)	14,879	19,491
Johnson Outdoors Inc. Class A (a)	1,230	18,880
Jones Group Inc., The	20,157	212,656
Jos. A. Bank Clothiers Inc. (a)	6,855	334,250
Journal Communications Inc.
Class A (a)	10,142	44,625
K12 Inc. (a)	6,373	114,332
KB Home	18,979	127,539
Kenneth Cole Productions Inc. (a)	1,721	18,225
Kirkland’s Inc. (a)	4,200	55,860
Knology Inc. (a)	7,500	106,500
Krispy Kreme Doughnuts Inc. (a)	14,206	92,907
K-Swiss Inc. Class A (a)	6,671	19,479
La-Z-Boy Inc. (a)	13,122	156,152
Leapfrog Enterprises Inc. (a)	10,520	58,807
Libbey Inc. (a)	4,823	61,445
Life Time Fitness Inc. (a)	10,478	489,846
Lifetime Brands Inc.	2,381	28,905
Lin TV Corp. (a)	7,165	30,308
Lincoln Educational Services Corp.	5,600	44,240
Lions Gate Entertainment Corp. (a)	11,159	92,843
Lithia Motors Inc. Class A	5,439	118,897
Live Nation Entertainment Inc. (a)	34,853	289,628
Liz Claiborne Inc. (a)	23,800	205,394
Luby’s Inc. (a)	4,712	21,251
Lumber Liquidators Holdings Inc. (a)	5,574	98,437
M.D.C. Holdings Inc.	9,247	163,025
M/I Homes Inc. (a)	4,700	45,120
Mac-Gray Corp.	2,800	38,612
Maidenform Brands Inc. (a)	5,800	106,140
Marcus Corp.	5,037	63,517
Marine Products Corp. (a)	2,692	13,352
MarineMax Inc. (a)	5,531	36,062
Martha Stewart Living Omnimedia Inc.	6,778	29,823
Matthews International Corp.	7,408	232,833
Mattress Firm Holding Corp. (a)	1,400	32,466
McClatchy Co. Class A, The (a)	14,927	35,676
McCormick & Schmick’s Seafood Restaurants Inc. (a)	3,200	27,968

	Shares	Value
Common Stocks (Cont.)

Consumer Discretionary (Cont.)
MDC Partners Inc. Class A	6,183	$83,594
Men’s Wearhouse Inc., The	12,858	416,728
Meredith Corp.	8,988	293,458
Meritage Homes Corp. (a)	6,900	160,011
Modine Manufacturing Co. (a)	11,320	107,087
Monarch Casino & Resort Inc. (a)	2,466	25,129
Monro Muffler Brake Inc.	7,602	294,882
Morgans Hotel Group Co. (a)	4,986	29,417
Motorcar Parts of America Inc. (a)	3,036	22,770
Movado Group Inc.	4,339	78,840
Multimedia Games Holding Company Inc. (a)	6,300	50,022
National American University Holdings Inc.	2,083	15,789
National CineMedia Inc.	13,672	169,533
New York & Co. Inc. (a)	5,919	15,745
New York Times Co. Class A, The (a)	33,852	261,676
Nexstar Broadcasting Group Inc. Class A (a)	2,884	22,611
NutriSystem Inc.	6,707	86,722
O’Charley’s Inc. (a)	4,709	25,852
Office Depot Inc. (a)	68,539	147,359
OfficeMax Inc. (a)	21,200	96,248
Orbitz Worldwide Inc. (a)	5,115	19,232
Orient-Express Hotels Ltd. Class A (a)	23,503	175,567
Outdoor Channel Holdings Inc.	3,500	26,110
Overstock.com Inc. (a)	2,899	22,728
Oxford Industries Inc.	3,247	146,505
Pacific Sunwear of California Inc. (a)	11,602	19,839
Papa John’s International Inc. (a)	4,680	176,342
Peet’s Coffee & Tea Inc. (a)	3,153	197,630
Penske Automotive Group Inc.	10,929	210,383
Pep Boys-Manny, Moe & Jack, The	13,227	145,497
Perry Ellis International Inc. (a)	3,140	44,651
PetMed Express Inc.	4,700	48,786
PF Chang’s China Bistro Inc.	5,297	163,730
Pier 1 Imports Inc. (a)	24,411	340,045
Pinnacle Entertainment Inc. (a)	15,448	156,952
Pool Corp.	11,896	358,070
Quiksilver Inc. (a)	32,600	117,686
R.G. Barry Corp.	2,081	25,138
ReachLocal Inc. (a)	2,409	14,888
Red Lion Hotels Corp. (a)	4,000	27,720
Red Robin Gourmet Burgers Inc. (a)	3,174	87,920
Regis Corp.	14,375	237,906
Rent-A-Center Inc.	14,554	538,498
Rentrak Corp. (a)	2,500	35,700
Ruby Tuesday Inc. (a)	15,711	108,406
Rue21 Inc. (a)	3,677	79,423
Ruth’s Hospitality Group Inc. (a)	9,385	46,643
Ryland Group Inc.	10,889	171,611
Saga Communications Inc. Class A (a)	897	33,530
Saks Inc. (a)	28,415	277,046
Scholastic Corp.	6,691	200,529
School Specialty Inc. (a)	3,964	9,910
Scientific Games Corp. Class A (a)	14,346	139,156
Sealy Corp. (a)	12,100	20,812

94	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Consumer Discretionary (Cont.)
Select Comfort Corp. (a)	13,753	$298,303
Shiloh Industries Inc. (a)	1,370	11,481
Shoe Carnival Inc. (a)	2,417	62,117
Shuffle Master Inc. (a)	13,478	157,962
Shutterfly Inc. (a)	7,343	167,127
Sinclair Broadcast Group Inc. Class A	12,455	141,115
Six Flags Entertainment Corp.	10,298	424,690
Skechers U.S.A. Inc. (a)	9,249	112,098
Skullcandy Inc. (a)	2,366	29,622
Skyline Corp.	1,843	8,017
Smith & Wesson Holding Corp. (a)	14,939	65,134
Sonic Automotive Inc.	9,997	148,056
Sonic Corp. (a)	15,046	101,260
Sotheby’s	16,797	479,218
Spartan Motors Inc.	8,300	39,923
Speedway Motorsports Inc.	2,854	43,752
Stage Stores Inc.	7,807	108,439
Standard Motor Products Inc.	5,000	100,250
Standard Pacific Corp. (a)	25,800	82,044
Stein Mart Inc. (a)	6,523	44,422
Steiner Leisure Ltd. (a)	3,652	165,764
Steinway Musical Instruments Inc. (a)	1,499	37,535
Steven Madden Ltd. (a)	9,327	321,782
Stewart Enterprises Inc.	19,454	112,055
Stoneridge Inc. (a)	6,600	55,638
Strayer Education Inc.	3,020	293,514
Sturm, Ruger & Company Inc.	4,700	157,262
Summer Infant Inc. (a)	3,751	26,407
Superior Industries International Inc.	5,941	98,264
Systemax Inc. (a)	2,500	41,025
Talbots Inc. (a)	17,499	46,547
Teavana Holdings Inc. (a)	1,754	32,940
Tenneco Inc. (a)	15,013	447,087
Texas Roadhouse Inc. Class A	15,604	232,500
Tower International Inc. (a)	1,495	16,056
Town Sports International Holdings Inc. (a)	5,111	37,566
True Religion Apparel Inc. (a)	6,300	217,854
Tuesday Morning Corp. (a)	10,689	36,877
Unifi Inc. (a)	3,500	26,600
Universal Electronics Inc. (a)	3,712	62,621
Universal Technical Institute Inc. (a)	5,081	64,935
US Auto Parts Network Inc. (a)	3,600	15,732
Vail Resorts Inc.	9,026	382,341
Valassis Communications Inc. (a)	11,190	215,184
Value Line Inc.	434	4,462
ValueVision Media Inc. Class A (a)	10,094	18,977
Vera Bradley Inc. (a)	4,847	156,316
Vitamin Shoppe Inc. (a)	6,123	244,185
VOXX International Corp. (a)	4,204	35,524
Warnaco Group Inc., The (a)	10,012	501,000
West Marine Inc. (a)	3,400	39,542
Wet Seal Inc. Class A (a)	22,624	73,754
Weyco Group Inc.	1,700	41,735
Winmark Corp.	575	32,988
Winnebago Industries Inc. (a)	7,419	54,752

	Shares	Value
Common Stocks (Cont.)

Consumer Discretionary (Cont.)
Wolverine World Wide Inc.	12,215	$435,343
World Wrestling Entertainment Inc.	7,095	66,125
Zagg Inc. (a)	5,616	39,705
Zale Corp. (a)	7,922	30,183
Zumiez Inc. (a)	5,166	143,408

		35,755,722

Consumer Staples (3.63%)
Alico Inc.	885	17,142
Alliance One International Inc. (a)	22,644	61,592
Andersons Inc., The	4,540	198,216
Arden Group Inc. Class A	300	27,003
B&G Foods Inc. Class A	12,000	288,840
Boston Beer Co. Inc. (a)	2,080	225,805
Calavo Growers Inc.	3,100	79,608
Cal-Maine Foods Inc.	3,500	127,995
Casey’s General Stores Inc.	9,400	484,194
Central European Distribution Corp. (a)	17,941	78,492
Central Garden & Pet Co. (a)	10,273	85,471
Chefs’ Warehouse Inc., The (a)	2,500	44,650
Chiquita Brands International Inc. (a)	11,405	95,118
Coca-Cola Bottling Co. Consolidated	1,155	67,625
Craft Brewers Alliance Inc. (a)	2,569	15,465
Darling International Inc. (a)	28,837	383,244
Diamond Foods Inc.	5,400	174,258
Dole Food Company Inc. (a)	8,668	74,978
Elizabeth Arden Inc. (a)	6,103	226,055
Farmer Brothers Co.	1,831	13,989
Female Health Co., The	5,300	23,903
Fresh Del Monte Produce Inc.	9,000	225,090
Fresh Market Inc., The (a)	6,870	274,113
Griffin Land & Nurseries Inc.	500	13,230
Hain Celestial Group Inc., The (a)	8,823	323,451
Harbinger Group Inc. (a)	2,727	10,935
Heckmann Corp. (a)	24,700	164,255
Imperial Sugar Co.	3,100	11,067
Ingles Markets Inc.	3,305	49,773
Inter Parfums Inc.	4,216	65,601
J&J Snack Foods Corp.	3,542	188,718
Lancaster Colony Corp.	4,614	319,935
Lifeway Foods Inc. (a)	1,100	10,604
Limoneira Co.	2,067	34,953
Medifast Inc. (a)	3,531	48,445
MGP Ingredients Inc.	2,972	14,979
Nash Finch Co.	3,012	88,191
National Beverage Corp. (a)	2,580	41,461
Nature’s Sunshine Products Inc. (a)	2,767	42,944
Nu Skin Enterprises Inc.	13,562	658,706
Nutraceutical International Corp. (a)	2,500	28,300
Oil-Dri Corporation of America	1,200	24,288
Omega Protein Corp. (a)	4,780	34,081
Pantry Inc., The (a)	5,739	68,696
Pilgrim’s Pride Corp. (a)	12,231	70,451
Prestige Brands Holdings Inc. (a)	12,448	140,290
PriceSmart Inc.	4,400	306,196
Primo Water Corp. (a)	3,040	9,242

See accompanying notes to financial statements.	95

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Consumer Staples (Cont.)
Revlon Inc. Class A (a)	2,700	$40,149
Rite Aid Corp. (a)	145,643	183,510
Ruddick Corp.	12,090	515,518
Sanderson Farms Inc.	5,445	272,958
Schiff Nutrition International Inc. (a)	2,900	31,030
Seneca Foods Corp. Class A (a)	2,301	59,412
Smart Balance Inc. (a)	14,600	78,256
Snyders-Lance Inc.	11,658	262,305
Spartan Stores Inc.	5,652	104,562
Spectrum Brands Holdings Inc. (a)	4,090	112,066
Star Scientific Inc. (a)	26,500	57,770
Susser Holdings Corp. (a)	2,300	52,026
Synutra International Inc. (a)	4,500	22,770
Tootsie Roll Industries Inc.	5,825	137,878
TreeHouse Foods Inc. (a)	8,767	573,186
United Natural Foods Inc. (a)	11,946	477,959
Universal Corp.	5,705	262,202
USANA Health Sciences Inc. (a)	1,574	47,802
Vector Group Ltd.	11,912	211,557
Village Super Market Inc. Class A	1,528	43,472
WD-40 Co.	3,862	156,063
Weis Markets Inc.	2,796	111,672
Winn-Dixie Stores Inc. (a)	14,000	131,320

		10,007,081

Energy (6.66%)
Abraxas Petroleum Corp. (a)	20,468	67,544
Alon USA Energy Inc.	2,800	24,388
Amyris Inc. (a)	4,382	50,568
Apco Oil and Gas International Inc.	2,300	187,956
Approach Resources Inc. (a)	6,479	190,547
ATP Oil & Gas Corp. (a)	10,834	79,738
Basic Energy Services Inc. (a)	6,100	120,170
Berry Petroleum Co.	12,740	535,335
Bill Barrett Corp. (a)	11,774	401,140
BPZ Resources Inc. (a)	26,000	73,840
Bristow Group Inc.	8,923	422,861
C&J Energy Services Inc. (a)	2,929	61,304
Cal Dive International Inc. (a)	23,514	52,906
Callon Petroleum Co. (a)	9,694	48,179
CAMAC Energy Inc. (a)	12,002	12,122
Carrizo Oil & Gas Inc. (a)	9,590	252,696
Cheniere Energy Inc. (a)	20,379	177,094
Clayton Williams Energy Inc. (a)	1,449	109,950
Clean Energy Fuels Corp. (a)	12,255	152,697
Cloud Peak Energy Inc. (a)	15,087	291,481
Complete Production Services Inc. (a)	19,600	657,776
Comstock Resources Inc. (a)	11,772	180,112
Contango Oil & Gas Co. (a)	3,000	174,540
Crimson Exploration Inc. (a)	5,419	15,498
Crosstex Energy Inc.	10,319	130,432
CVR Energy Inc. (a)	21,703	406,497
Dawson Geophysical Co. (a)	2,000	79,060
Delek US Holdings Inc.	3,500	39,935
DHT Holdings Inc.	15,800	11,692
Dril-Quip Inc. (a)	8,549	562,695
Endeavour International Corp. (a)	9,231	80,217

	Shares	Value
Common Stocks (Cont.)

Energy (Cont.)
Energy Partners Ltd. (a)	7,325	$106,945
Energy XXI (Bermuda) Ltd. (a)	18,593	592,745
Evolution Petroleum Corp. (a)	3,936	31,685
Exterran Holdings Inc. (a)	15,806	143,835
Frontline Ltd.	12,714	54,543
FX Energy Inc. (a)	12,900	61,920
Gastar Exploration Ltd. (a)	14,162	45,035
Geokinetics Inc. (a)	2,657	5,713
GeoResources Inc. (a)	4,988	146,198
Gevo Inc. (a)	1,500	9,435
Global Geophysical Services Inc. (a)	4,454	29,931
GMX Resources Inc. (a)	14,812	18,515
Golar LNG Ltd.	9,817	436,366
Goodrich Petroleum Corp. (a)	6,253	85,854
Green Plains Renewable Energy Inc. (a)	4,500	43,920
Gulf Island Fabrication Inc.	3,482	101,709
GulfMark Offshore Inc. Class A (a)	5,899	247,817
Gulfport Energy Corp. (a)	11,277	332,108
Hallador Energy Co.	737	7,318
Harvest Natural Resources Inc. (a)	8,432	62,228
Helix Energy Solutions Group Inc. (a)	26,094	412,285
Hercules Offshore Inc. (a)	28,957	128,569
Hornbeck Offshore Services Inc. (a)	7,634	236,807
Houston American Energy Corp. (a)	4,083	49,772
Hyperdynamics Corp. (a)	38,408	94,100
ION Geophysical Corp. (a)	32,813	201,144
Isramco Inc. (a)	272	24,360
James River Coal Co. (a)	8,761	60,626
Key Energy Services Inc. (a)	31,005	479,647
KiOR Inc. Class A (a)	2,654	27,018
Knightsbridge Tankers Ltd.	5,386	73,627
Kodiak Oil & Gas Corp. (a)	63,809	606,186
L&L Energy Inc. (a)	5,734	14,851
Lufkin Industries Inc.	7,564	509,133
Magnum Hunter Resources Corp. (a)	27,514	148,300
Magnum Hunter Resources Corp. Warrants (a) (b)	2,751	0
Matrix Service Co. (a)	6,700	63,248
McMoRan Exploration Co. (a)	24,248	352,808
Miller Energy Resources Inc. (a)	7,630	21,288
Mitcham Industries Inc. (a)	2,869	62,659
Natural Gas Services Group (a)	3,100	44,826
Newpark Resources Inc. (a)	22,457	213,342
Nordic American Tankers Ltd.	11,502	137,909
Northern Oil and Gas Inc. (a)	15,595	373,968
Oasis Petroleum Inc. (a)	14,711	427,943
Overseas Shipholding Group Inc.	6,668	72,881
OYO Geospace Corp. (a)	1,100	85,063
Panhandle Oil & Gas Inc.	1,763	57,844
Parker Drilling Co. (a)	28,421	203,779
Patriot Coal Corp. (a)	22,510	190,660
Penn Virginia Corp.	11,134	58,899
Petroleum Development Corp. (a)	5,911	207,535
Petroquest Energy Inc. (a)	14,265	94,149
PHI Inc. (a)	3,100	77,035
Pioneer Drilling Co. (a)	15,164	146,788

96	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Energy (Cont.)
Rentech Inc. (a)	53,394	$69,946
Resolute Energy Corp. (a)	11,443	123,584
REX American Resources Corp. (a)	1,300	28,743
Rex Energy Corp. (a)	8,900	131,364
RigNet Inc. (a)	1,500	25,110
Rosetta Resources Inc. (a)	13,117	570,590
Scorpio Tankers Inc. (a)	7,680	37,555
SemGroup Corp. Class A (a)	10,264	267,480
Ship Finance International Ltd.	11,100	103,674
Solazyme Inc. (a)	2,746	32,677
Stone Energy Corp. (a)	12,074	318,512
Swift Energy Co. (a)	10,520	312,654
Syntroleum Corp. (a)	19,348	18,574
Targa Resources Corp.	4,064	165,364
Teekay Tankers Ltd. Class A	10,394	36,587
Tesco Corp. (a)	7,523	95,091
TETRA Technologies Inc. (a)	19,000	177,460
Triangle Petroleum Corp. (a)	10,639	63,515
Union Drilling Inc. (a)	3,600	22,464
Uranerz Energy Corp. (a)	15,943	29,016
Uranium Energy Corp. (a)	19,800	60,588
Uranium Resources Inc. (a)	22,991	16,691
Ur-Energy Inc. (a)	25,544	21,942
USEC Inc. (a)	28,891	32,936
VAALCO Energy Inc. (a)	13,200	79,728
Vantage Drilling Co. (a)	43,336	50,270
Venoco Inc. (a)	7,279	49,279
Voyager Oil & Gas Inc. (a)	11,537	29,650
W&T Offshore Inc.	8,600	182,406
Warren Resources Inc. (a)	18,346	59,808
Western Refining Inc. (a)	13,281	176,504
Westmoreland Coal Co. (a)	2,467	31,454
Willbros Group Inc. (a)	9,700	35,599
World Fuel Services Corp.	17,477	733,684
Zion Oil & Gas Inc. (a)	6,257	13,830

		18,378,168

Financials (21.16%)
1st Source Corp.	3,827	96,938
1st United Bancorp Inc. (a)	6,900	38,295
Acadia Realty Trust	10,590	213,283
Advance America Cash Advance Centers Inc.	13,801	123,519
Ag Mortgage Investment Trust Inc.	1,547	31,141
Agree Realty Corp.	2,420	59,000
Alexander’s Inc.	519	192,046
Alliance Financial Corp.	1,100	33,968
Alterra Capital Holdings Ltd.	22,427	529,950
American Assets Trust Inc.	7,947	162,993
American Campus Communities Inc.	16,784	704,257
American Capital Mortgage Investment Corp.	1,965	36,981
American Equity Investment Life Holding Co.	14,642	152,277
American Safety Insurance Holdings Ltd. (a)	2,576	56,028
Ameris Bancorp (a)	6,127	62,986

	Shares	Value
Common Stocks (Cont.)

Financials (Cont.)
Amerisafe Inc. (a)	4,500	$104,625
Ames National Corp.	2,200	42,900
AmTrust Financial Services Inc.	6,100	144,875
Anworth Mortgage Asset Corp.	33,643	211,278
Apollo Commercial Real Estate Finance Inc.	4,861	63,825
Apollo Residential Mortgage Inc.	2,326	35,495
Argo Group International Holdings Ltd.	6,786	196,523
Armour Residential REIT Inc.	23,083	162,735
Arrow Financial Corp.	2,513	58,905
Artio Global Investors Inc.	7,755	37,844
Ashford Hospitality Trust Inc.	13,019	104,152
Associated Estates Realty Corp.	10,200	162,690
Astoria Financial Corp.	21,700	184,233
Avatar Holdings Inc. (a)	2,348	16,859
Baldwin & Lyons Inc.	2,011	43,840
BancFirst Corp.	1,648	61,866
Banco Latinoamericano de Comercio Exterior SA	7,000	112,350
Bancorp Inc., The (a)	7,272	52,577
Bancorp Rhode Island Inc.	991	39,343
BancorpSouth Inc.	20,547	226,428
Bank Mutual Corp.	11,919	37,902
Bank of Kentucky Financial Corp., The	1,425	28,571
Bank of Marin Bancorp	1,400	52,626
Bank of the Ozarks Inc.	7,036	208,477
BankFinancial Corp.	5,403	29,825
Banner Corp.	4,065	69,715
BBCN Bancorp Inc. (a)	18,532	175,127
Beneficial Mutual Bancorp Inc. (a)	8,145	68,092
Berkshire Hills Bancorp Inc.	5,076	112,636
BGC Partners Inc. Class A	18,701	111,084
BioMed Realty Trust Inc.	38,406	694,380
BofI Holding Inc. (a)	2,334	37,928
Boston Private Financial Holdings Inc.	19,251	152,853
Bridge Bancorp Inc.	1,685	33,532
Bridge Capital Holdings (a)	2,253	23,431
Brookline Bancorp Inc.	14,281	120,532
Bryn Mawr Bank Corp.	2,800	54,572
Calamos Asset Management Inc. Class A	4,651	58,184
California First National Bancorp	300	4,824
Camden National Corp.	2,000	65,200
Campus Crest Communities Inc.	7,610	76,557
Cape Bancorp Inc. (a)	2,855	22,412
Capital Bank Corp. (a)	3,380	6,794
Capital City Bank Group Inc.	2,998	28,631
CapLease Inc.	16,756	67,694
Capstead Mortgage Corp.	20,794	258,677
Cardinal Financial Corp.	6,967	74,826
Cascade Bancorp (a)	1,473	6,452
Cash America International Inc.	7,280	339,466
Cathay General Bancorp	19,246	287,343
CBL & Associates Properties Inc.	36,660	575,562
Cedar Realty Trust Inc.	14,275	61,525
Center Bancorp Inc.	2,986	29,173

See accompanying notes to financial statements.	97

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Financials (Cont.)
Centerstate Banks Inc.	7,324	$48,485
Central Pacific Financial Corp. (a)	3,594	46,434
Century Bancorp Inc. Class A	1,009	28,494
Charter Financial Corp.	1,655	15,325
Chatham Lodging Trust	3,387	36,512
Chemical Financial Corp.	6,756	144,038
Chesapeake Lodging Trust	7,847	121,315
CIFC Corp. (a)	2,977	16,076
Citizens & Northern Corp.	3,100	57,257
Citizens Inc. (a)	9,500	92,055
City Holding Co.	3,768	127,698
Clifton Savings Bancorp Inc.	2,225	20,648
CNB Financial Corp.	3,000	47,340
CNO Financial Group Inc. (a)	54,707	345,201
CoBiz Financial Inc.	8,474	48,895
Cogdell Spencer Inc.	10,680	45,390
Cohen & Steers Inc.	4,434	128,143
Colonial Properties Trust	20,661	430,988
Colony Financial Inc.	8,155	128,115
Columbia Banking System Inc.	9,897	190,715
Community Bank System Inc.	9,036	251,201
Community Trust Bancorp Inc.	3,487	102,588
Compass Diversified Holdings	10,009	124,012
Consolidated-Tomoka Land Co.	1,042	28,207
Coresite Realty Corp.	4,754	84,716
Cousins Properties Inc.	22,540	144,481
Cowen Group Inc. Class A (a)	15,679	40,609
Crawford & Co. Class B	6,776	41,740
Credit Acceptance Corp. (a)	1,624	133,623
CreXus Investment Corp.	14,111	146,472
CubeSmart	30,178	321,094
CVB Financial Corp.	21,763	218,283
CYS Investments Inc.	20,541	269,909
DCT Industrial Trust Inc.	60,981	312,223
Delphi Financial Group Inc. Class A	12,033	533,062
DFC Global Corp. (a)	10,578	191,039
Diamond Hill Investment Group	600	44,388
DiamondRock Hospitality Co.	41,140	396,590
Dime Community Bancshares	7,669	96,629
Donegal Group Inc.	1,869	26,465
Doral Financial Corp. (a)	31,175	29,803
Duff & Phelps Corp. Class A	7,500	108,750
DuPont Fabros Technology Inc.	14,540	352,159
Dynex Capital Inc.	10,002	91,318
Eagle Bancorp Inc. (a)	4,346	63,191
EastGroup Properties Inc.	6,767	294,229
Edelman Financial Group Inc.	4,975	32,686
Education Realty Trust Inc.	22,882	234,083
eHealth Inc. (a)	5,100	74,970
EMC Insurance Group Inc.	981	20,179
Employers Holdings Inc.	8,600	155,574
Encore Bancshares Inc. (a)	2,127	28,757
Enstar Group Ltd. (a)	1,700	166,940
Enterprise Bancorp Inc.	1,437	20,549
Enterprise Financial Services Corp.	4,076	60,325
Entertainment Properties Trust	11,521	503,583
Epoch Holding Corp.	3,700	82,251

	Shares	Value
Common Stocks (Cont.)

Financials (Cont.)
Equity Lifestyle Properties Inc.	7,575	$505,177
Equity One Inc.	13,195	224,051
ESB Financial Corp.	3,140	44,180
ESSA Bancorp Inc.	2,800	29,316
Evercore Partners Inc. Class A	5,300	141,086
Excel Trust Inc.	7,621	91,452
Extra Space Storage Inc.	23,299	564,535
EZCORP Inc. Class A (a)	11,600	305,892
F.N.B. Corp.	31,256	353,505
FBL Financial Group Inc.	3,298	112,198
FBR & Co. (a)	10,000	20,500
Federal Agricultural Mortgage Corp. Class C	2,404	43,320
FelCor Lodging Trust Inc. (a)	30,618	93,385
Financial Engines Inc. (a)	9,512	212,403
Financial Institutions Inc.	3,400	54,876
First American Financial Corp.	25,967	329,002
First Bancorp (North Carolina)	3,703	41,288
First Bancorp Inc.	2,362	36,304
First Busey Corp.	18,979	94,895
First Cash Financial Services Inc. (a)	7,714	270,684
First Commonwealth Financial Corp.	26,134	137,465
First Community Bancshares Inc.	3,823	47,711
First Connecticut Bancorp Inc.	4,394	57,166
First Defiance Financial Corp.	2,394	34,928
First Financial Bancorp	14,541	241,962
First Financial Bankshares Inc.	7,752	259,149
First Financial Corp. Indiana	2,699	89,823
First Financial Holdings Inc.	3,808	34,005
First Industrial Realty Trust Inc. (a)	21,313	218,032
First Interstate BancSystem Inc.	3,857	50,257
First Marblehead Corp., The (a)	15,400	18,018
First Merchants Corp.	6,706	56,800
First Midwest Bancorp Inc.	18,551	187,922
First of Long Island Corp., The	1,800	47,376
First PacTrust Bancorp Inc.	2,696	27,634
First Potomac Realty Trust	12,389	161,676
FirstMerit Corp.	27,433	415,061
Flagstar Bancorp Inc. (a)	48,089	24,285
Flagstone Reinsurance Holdings SA.	13,000	107,770
Flushing Financial Corp.	7,597	95,950
Forestar Group Inc. (a)	8,700	131,631
Fortegra Financial Corp. (a)	1,400	9,352
Fox Chase Bancorp	3,583	45,253
Franklin Financial Corp. (a)	3,432	40,635
Franklin Street Properties Corp.	17,445	173,578
FXCM Inc. Class A	4,262	41,554
Gain Capital Holdings Inc.	1,900	12,730
GAMCO Investors Inc.	1,625	70,671
German American Bancorp Inc.	3,100	56,389
Getty Realty Corp.	6,394	89,196
GFI Group Inc.	18,256	75,215
Glacier Bancorp Inc.	17,844	214,663
Gladstone Commercial Corp.	2,900	50,895
Gleacher & Co Inc. (a)	19,708	33,109
Glimcher Realty Trust	26,886	247,351
Global Indemnity PLC (a)	3,518	69,762

98	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Financials (Cont.)
Government Properties Income Trust	8,712	$196,456
Great Southern Bancorp Inc.	2,467	58,197
Greenlight Capital Re Ltd. Class A (a)	6,803	161,027
Hallmark Financial Services Inc. (a)	2,600	18,174
Hampton Roads Bankshares Inc. (a)	2,411	6,606
Hancock Holding Co.	18,830	601,995
Hanmi Financial Corp. (a)	7,851	58,097
Harleysville Group Inc.	3,054	172,765
Hatteras Financial Corp.	18,451	486,553
Healthcare Realty Trust Inc.	19,176	356,482
Heartland Financial USA Inc.	3,243	49,748
Heritage Commerce Corp. (a)	5,133	24,330
Heritage Financial Corp.	2,000	25,120
Hersha Hospitality Trust	34,921	170,414
HFF Inc. Class A (a)	7,137	73,725
Highwoods Properties Inc.	17,888	530,737
Hilltop Holdings Inc. (a)	10,188	86,089
Home Bancshares Inc.	5,658	146,599
Home Federal Bancorp Inc.	4,100	42,640
Home Properties Inc.	11,908	685,544
Horace Mann Educators Corp.	10,002	137,127
Hudson Pacific Properties Inc.	5,452	77,200
Hudson Valley Holding Corp.	3,852	81,739
IBERIABANK Corp.	7,277	358,756
ICG Group Inc. (a)	9,421	72,730
Imperial Holdings Inc. (a)	4,386	8,246
Independence Holding Co.	1,795	14,593
Independent Bank Corp. (MA)	5,310	144,910
Infinity Property & Casualty Corp.	3,086	175,100
Inland Real Estate Corp.	19,017	144,719
International Bancshares Corp.	12,950	237,438
INTL FCStone Inc. (a)	3,127	73,703
Invesco Mortgage Capital	28,438	399,554
Investment Technology Group Inc. (a)	10,212	110,392
Investors Bancorp Inc. (a)	11,429	154,063
Investors Real Estate Trust	19,734	143,960
iStar Financial Inc. (a)	20,400	107,916
JMP Group Inc.	3,514	25,125
Kansas City Life Insurance Co.	1,057	34,691
KBW Inc.	8,333	126,495
Kearny Financial Corp.	4,406	41,857
Kennedy-Wilson Holdings Inc.	6,593	69,754
Kilroy Realty Corp.	14,484	551,406
Kite Realty Group Trust	14,094	63,564
Knight Capital Group Inc. Class A (a)	24,854	293,774
Ladenburg Thalmann Financial Services Inc. (a)	26,630	66,042
Lakeland Bancorp Inc.	5,372	46,307
Lakeland Financial Corp.	3,932	101,721
LaSalle Hotel Properties	21,063	509,935
Lexington Realty Trust	29,456	220,625
LTC Properties Inc.	7,501	231,481
Maiden Holdings Ltd.	12,700	111,252
MainSource Financial Group Inc.	5,161	45,572
Manning & Napier Inc. (a)	3,077	38,432
MarketAxess Holdings Inc.	7,151	215,317

	Shares	Value
Common Stocks (Cont.)

Financials (Cont.)
Marlin Business Services Corp.	2,159	$27,419
MB Financial Inc.	13,367	228,576
Meadowbrook Insurance Group Inc.	12,962	138,434
Medical Properties Trust Inc.	27,891	275,284
Merchants Bancshares Inc.	1,308	38,194
Meridian Interstate Bancorp Inc. (a)	2,126	26,469
Metro Bancorp Inc. (a)	3,600	30,168
MFA Financial Inc.	87,769	589,808
MGIC Investment Corp. (a)	46,290	172,662
Mid-America Apartment Communities Inc.	9,132	571,207
MidSouth Bancorp Inc.	1,900	24,719
Mission West Properties Inc.	4,185	37,749
Monmouth Real Estate Investment Corp. Class A	9,400	86,010
Montpelier Re Holdings Ltd.	15,419	273,687
MPG Office Trust Inc. (a)	12,247	24,372
National Bankshares Inc.	1,700	47,464
National Financial Partners Corp. (a)	10,263	138,756
National Health Investors Inc.	6,101	268,322
National Interstate Corp.	1,813	44,727
National Penn Bancshares Inc.	30,486	257,302
National Retail Properties Inc.	26,041	686,962
National Western Life Insurance Co.	475	64,676
Navigators Group Inc., The (a)	2,872	136,937
NBT Bancorp Inc.	8,466	187,353
Nelnet Inc. Class A	6,500	159,055
Netspend Holdings Inc. (a)	6,649	53,923
Newcastle Investment Corp.	25,844	120,175
NewStar Financial Inc. (a)	6,732	68,464
Nicholas Financial Inc.	2,406	30,845
Northfield Bancorp Inc.	4,232	59,925
NorthStar Realty Finance Corp.	23,727	113,178
Northwest Bancshares Inc.	24,558	305,502
OceanFirst Financial Corp.	3,400	44,438
Ocwen Financial Corp. (a)	23,594	341,641
Old National Bancorp	23,295	271,387
Omega Healthcare Investors Inc.	25,109	485,859
OmniAmerican Bancorp Inc. (a)	3,105	48,748
One Liberty Properties Inc.	2,747	45,326
OneBeacon Insurance Group Ltd. Class A	5,448	83,845
Oppenheimer Holdings Inc. Class A	2,680	43,148
Oriental Financial Group Inc.	11,296	136,795
Oritani Financial Corp.	11,505	146,919
Orrstown Financial Services Inc.	1,800	14,850
Pacific Capital Bancorp (a)	994	28,071
Pacific Continental Corp.	4,600	40,710
PacWest Bancorp	7,391	140,059
Park National Corp.	3,170	206,240
Park Sterling Corp. (a)	8,746	35,684
Parkway Properties Inc.	5,445	53,688
Pebblebrook Hotel Trust	12,502	239,788
Penns Woods Bancorp Inc.	857	33,234
Pennsylvania Real Estate
Investment Trust	13,750	143,550
PennyMac Mortgage Investment Trust	7,044	117,071

See accompanying notes to financial statements.	99

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Financials (Cont.)
Peoples Bancorp Inc.	2,610	$38,654
PHH Corp. (a)	13,769	147,328
Phoenix Companies Inc., The (a)	28,603	48,053
PICO Holdings Inc. (a)	5,707	117,450
Pinnacle Financial PartnersInc. (a)	8,414	135,886
Piper Jaffray Companies Inc. (a)	4,033	81,467
Platinum Underwriters Holdings Ltd.	9,297	317,121
Post Properties Inc.	12,434	543,614
Potlatch Corp.	10,065	313,122
Presidential Life Corp.	5,157	51,518
Primerica Inc.	8,329	193,566
PrivateBancorp Inc.	14,804	162,548
ProAssurance Corp.	7,599	606,552
Prosperity Bancshares Inc.	11,652	470,158
Provident Financial Services Inc.	15,018	201,091
Provident New York Bancorp	9,270	61,553
PS Business Parks Inc.	4,582	253,980
Pzena Investment Management Inc. Class A	2,000	8,660
Radian Group Inc.	33,100	77,454
RAIT Financial Trust	9,321	44,275
Ramco-Gershenson Properties Trust	9,655	94,909
Redwood Trust Inc.	19,754	201,096
Renasant Corp.	6,116	91,740
Republic Bancorp Inc. Class A	2,319	53,105
Resource Capital Corp.	19,300	108,273
Retail Opportunity Investments Corp.	11,858	140,399
RLI Corp.	4,538	330,639
RLJ Lodging Trust	6,787	114,225
Rockville Financial Inc.	7,268	75,296
Roma Financial Corp.	2,006	19,739
S&T Bancorp Inc.	6,862	134,152
Sabra Health Care REIT Inc.	9,084	109,826
Safeguard Scientifics Inc. (a)	5,216	82,361
Safety Insurance Group Inc.	3,164	128,079
Sandy Spring Bancorp Inc.	5,994	105,195
Saul Centers Inc.	1,848	65,456
SCBT Financial Corp.	3,513	101,912
SeaBright Holdings Inc.	4,600	35,190
Seacoast Banking Corporation of Florida (a)	17,806	27,065
Selective Insurance Group Inc.	13,311	236,004
Sierra Bancorp	2,800	24,640
Signature Bank (a)	11,352	681,006
Simmons First National Corp.	4,216	114,633
Southside Bancshares Inc.	4,058	87,896
Southwest Bancorp Inc. (a)	5,055	30,128
Sovran Self Storage Inc.	6,944	296,300
STAG Industrial Inc.	3,893	44,653
Starwood Property Trust Inc.	23,077	427,155
State Auto Financial Corp.	3,558	48,353
State Bancorp Inc.	3,600	43,920
State Bank Financial Corp. (a)	7,798	117,828
StellarOne Corp.	5,700	64,866
Sterling Bancorp NY	8,008	69,189
Sterling Financial Corp. (a)	6,595	110,136
Stewart Information Services Corp.	4,491	51,871

	Shares	Value
Common Stocks (Cont.)

Financials (Cont.)
Stifel Financial Corp. (a)	13,256	$424,855
Strategic Hotels & Resorts Inc. (a)	43,093	231,409
Suffolk Bancorp (a)	2,423	26,144
Summit Hotel Properties Inc.	6,430	60,699
Sun Bancorp Inc. (a)	9,204	22,274
Sun Communities Inc.	5,268	192,440
Sunstone Hotel Investors Inc. (a)	29,095	237,124
Susquehanna Bancshares Inc.	39,323	329,527
SVB Financial Group (a)	10,560	503,606
SWS Group Inc.	6,997	48,069
SY Bancorp Inc.	2,867	58,860
Symetra Financial Corp.	16,597	150,535
Tanger Factory Outlet Centers Inc.	21,444	628,738
Taylor Capital Group Inc. (a)	3,333	32,397
Tejon Ranch Co. (a)	3,536	86,561
Terreno Realty Corp.	2,351	35,594
Territorial Bancorp Inc.	2,285	45,129
Texas Capital Bancshares Inc. (a)	9,080	277,939
Tompkins Financial Corp.	2,046	78,791
Tower Bancorp Inc.	2,600	74,204
Tower Group Inc.	9,234	186,250
TowneBank	6,000	73,440
Trico Bancshares	3,592	51,078
Trustco Bank Corp. NY	23,277	130,584
Trustmark Corp.	15,701	381,377
Two Harbors Investment Corp.	34,608	319,778
UMB Financial Corp.	7,835	291,854
UMH Properties Inc.	2,800	26,068
Umpqua Holdings Corp.	28,509	353,227
Union First Market Bankshares Corp.	5,263	69,945
United Bankshares Inc.	12,368	349,643
United Community Banks Inc. (a)	10,243	71,599
United Financial Bancorp Inc.	4,093	65,856
United Fire & Casualty Co.	5,292	106,793
Universal Health Realty Income Trust	3,005	117,195
Universal Insurance Holdings Inc.	5,400	19,332
Univest Corp. of Pennsylvania	4,199	61,473
Urstadt Biddle Properties Inc.	5,704	103,128
ViewPoint Financial Group	8,580	111,626
Virginia Commerce Bancorp (a)	6,186	47,818
Virtus Investment Partners Inc. (a)	1,330	101,093
Walker & Dunlop Inc. (a)	2,629	33,020
Walter Investment Management Corp.	6,260	128,393
Washington Banking Co.	3,610	42,995
Washington Real Estate Investment Trust	16,290	445,532
Washington Trust Bancorp Inc.	3,556	84,846
Webster Financial Corp.	18,104	369,141
WesBanco Inc.	5,787	112,673
West Bancorporation	3,700	35,446
West Coast Bancorp (a)	4,742	73,975
Westamerica Bancorporation	7,092	311,339
Western Alliance Bancorp (a)	16,700	104,041
Westfield Financial Inc.	6,860	50,490
Westwood Holdings Group Inc.	1,571	57,420
Whitestone REIT Class B	1,829	21,765

100	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Financials (Cont.)
Wilshire Bancorp Inc. (a)	15,870	$57,608
Winthrop Realty Trust	7,060	71,800
Wintrust Financial Corp.	8,708	244,259
World Acceptance Corp. (a)	3,781	277,904
WSFS Financial Corp.	1,635	58,789

		58,403,375

Health Care (12.54%)
Abaxis Inc. (a)	5,621	155,533
Abiomed Inc. (a)	7,901	145,931
Accretive Health Inc. (a)	9,925	228,076
Accuray Inc. (a)	16,944	71,673
Achillion Pharmaceuticals Inc. (a)	11,809	89,985
Acorda Therapeutics Inc. (a)	9,744	232,297
Acura Pharmaceuticals Inc. (a)	1,900	6,631
Aegerion Pharmaceuticals Inc. (a)	2,298	38,469
Affymax Inc. (a)	8,627	57,024
Affymetrix Inc. (a)	17,100	69,939
Air Methods Corp. (a)	2,800	236,460
Akorn Inc. (a)	13,676	152,077
Albany Molecular Research Inc. (a)	5,823	17,061
Align Technology Inc. (a)	15,339	363,918
Alimera Sciences Inc. (a)	2,781	3,476
Alkermes PLC (a)	23,415	406,484
Alliance HealthCare Services Inc. (a)	6,742	8,495
Allos Therapeutics Inc. (a)	20,300	28,826
Almost Family Inc. (a)	1,900	31,502
Alnylam Pharmaceuticals Inc. (a)	9,200	74,980
Alphatec Holdings Inc. (a)	12,600	21,672
AMAG Pharmaceuticals Inc. (a)	5,282	99,883
Amedisys Inc. (a)	7,288	79,512
American Dental Partners Inc. (a)	3,800	71,554
Amicus Therapeutics Inc. (a)	3,878	13,340
AMN Healthcare Services Inc. (a)	10,188	45,133
Ampio Pharmaceuticals Inc. (a)	4,914	20,983
Amsurg Corp. (a)	7,804	203,216
Anacor Pharmaceuticals Inc. (a)	2,917	18,085
Analogic Corp.	3,106	178,036
Angiodynamics Inc. (a)	6,300	93,303
Antares Pharma Inc. (a)	21,677	47,689
Anthera Pharmaceuticals Inc. (a)	5,237	32,155
Ardea Biosciences Inc. (a)	4,120	69,257
Arena Pharmaceuticals Inc. (a)	36,758	68,737
Ariad Pharmaceuticals Inc. (a)	32,580	399,105
ArQule Inc. (a)	13,200	74,448
Array Biopharma Inc. (a)	15,078	32,568
ArthroCare Corp. (a)	6,715	212,731
Assisted Living Concepts Inc. Class A	4,680	69,685
Astex Pharmaceuticals Inc. (a)	14,600	27,594
athenahealth Inc. (a)	8,631	423,955
AtriCure Inc. (a)	3,468	38,495
Atrion Corp.	400	96,092
Auxilium Pharmaceuticals Inc. (a)	11,781	234,795
AVANIR Pharmaceuticals Inc. Class A (a)	30,600	62,730
Aveo Pharmaceuticals Inc. (a)	7,710	132,612

	Shares	Value
Common Stocks (Cont.)

Health Care (Cont.)
AVI BioPharma Inc. (a)	35,064	$26,123
Bacterin International Holdings Inc. (a)	5,528	15,810
BioCryst Pharmaceuticals Inc. (a)	6,780	16,747
BioLase Technology Inc. (a)	7,134	18,334
BioMimetic Therapeutics Inc. (a)	4,506	12,842
Bio-Reference Laboratories Inc. (a)	5,986	97,392
BioSante Pharmaceuticals Inc. (a)	27,387	13,751
BioScrip Inc. (a)	9,754	53,257
BioSpecifics Technologies Corp. (a)	1,393	23,152
BioTime Inc. (a)	6,836	39,717
Cadence Pharmaceuticals Inc. (a)	12,520	49,454
Cambrex Corp. (a)	7,481	53,714
Cantel Medical Corp.	3,200	89,376
Capital Senior Living Corp. (a)	7,200	57,168
CardioNet Inc. (a)	6,100	14,457
Cardiovascular Systems Inc. (a)	3,270	32,210
Cell Therapeutics Inc. (a)	48,270	55,993
Celldex Therapeutics Inc. (a)	11,455	29,783
Centene Corp. (a)	12,309	487,313
Cepheid Inc. (a)	15,230	524,064
Cerus Corp. (a)	12,440	34,832
Chelsea Therapeutics International Ltd. (a)	13,229	67,865
Chemed Corp.	4,924	252,158
Chindex International Inc. (a)	2,800	23,856
Cleveland Biolabs Inc. (a)	8,082	23,115
Clovis Oncology Inc. (a)	2,634	37,113
Codexis Inc. (a)	5,958	31,577
Columbia Laboratories Inc. (a)	18,065	45,162
Complete Genomics Inc. (a)	2,462	7,214
Computer Programs & Systems Inc.	2,784	142,290
Conceptus Inc. (a)	7,800	98,592
Conmed Corp. (a)	7,029	180,434
Corcept Therapeutics Inc. (a)	10,130	34,645
Cornerstone Therapeutics Inc. (a)	1,800	10,080
Corvel Corp. (a)	1,539	79,582
Cross Country Healthcare Inc. (a)	6,689	37,124
CryoLife Inc. (a)	6,832	32,794
Cubist Pharmaceuticals Inc. (a)	14,805	586,574
Curis Inc. (a)	19,387	90,731
Cyberonics Inc. (a)	6,976	233,696
Cynosure Inc. Class A (a)	2,500	29,400
Cytori Therapeutics Inc. (a)	12,000	26,400
Delcath Systems Inc. (a)	11,200	34,160
DepoMed Inc. (a)	12,800	66,304
Dexcom Inc. (a)	16,601	154,555
Durect Corp. (a)	20,848	24,601
DUSA Pharmaceuticals Inc. (a)	6,020	26,368
Dyax Corp. (a)	25,477	34,649
Dynavax Technologies Corp. (a)	38,270	127,056
DynaVox Inc. Class A (a)	2,296	8,357
Emergent Biosolutions Inc. (a)	6,000	101,040
Emeritus Corp. (a)	7,500	131,325
Endocyte Inc. (a)	3,578	13,453
Endologix Inc. (a)	12,129	139,241
Ensign Group Inc., The	4,000	98,000
Enzo Biochem Inc. (a)	10,161	22,761

See accompanying notes to financial statements.	101

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Health Care (Cont.)
Enzon Pharmaceuticals Inc. (a)	9,215	$61,740
ePocrates Inc. (a)	1,565	12,207
eResearch Technology Inc. (a)	11,537	54,109
Exact Sciences Corp. (a)	14,094	114,443
Exactech Inc. (a)	2,200	36,234
ExamWorks Group Inc. (a)	6,692	63,440
Exelixis Inc. (a)	31,294	148,177
Five Star Quality Care Inc. (a)	10,281	30,843
Fluidigm Corp. (a)	1,594	20,977
Furiex Pharmaceuticals Inc. (a)	2,578	43,078
Genomic Health Inc. (a)	4,200	106,638
Gentiva Health Services Inc. (a)	7,626	51,476
Geron Corp. (a)	32,073	47,468
Greatbatch Inc. (a)	5,856	129,418
GTx Inc. (a)	4,425	14,868
Haemonetics Corp. (a)	6,302	385,808
Halozyme Therapeutics Inc. (a)	20,440	194,384
Hanger Orthopedic Group Inc. (a)	8,300	155,127
Hansen Medical Inc. (a)	11,415	29,451
Harvard Bioscience Inc. (a)	5,592	21,641
Healthsouth Corp. (a)	23,376	413,054
Healthspring Inc. (a)	16,791	915,781
HealthStream Inc. (a)	4,382	80,848
Healthways Inc. (a)	8,570	58,790
HeartWare International Inc. (a)	2,985	205,965
Hi-Tech Pharmacal Co. Inc. (a)	2,600	101,114
HMS Holdings Corp. (a)	21,000	671,580
ICU Medical Inc. (a)	3,032	136,440
Idenix Pharmaceuticals Inc. (a)	15,051	112,055
ImmunoGen Inc. (a)	18,593	215,307
Immunomedics Inc. (a)	16,385	54,562
Impax Laboratories Inc. (a)	16,100	324,737
Incyte Corp. (a)	21,975	329,845
Infinity Pharmaceuticals Inc. (a)	5,000	44,200
Inhibitex Inc. (a)	15,597	170,631
Insmed Inc. (a)	6,127	18,687
Insulet Corp. (a)	11,365	214,003
Integra LifeSciences Holdings Corp. (a)	4,827	148,816
InterMune Inc. (a)	13,536	170,554
Invacare Corp.	7,104	108,620
IPC The Hospitalist Co. (a)	4,100	187,452
IRIS International Inc. (a)	4,600	43,010
Ironwood Pharmaceuticals Inc. (a)	12,478	149,362
Isis Pharmaceuticals Inc. (a)	24,592	177,308
ISTA Pharmaceuticals Inc. (a)	8,088	57,020
Jazz Pharmaceuticals Inc. (a)	5,446	210,379
Kensey Nash Corp. (a)	2,100	40,299
Keryx Biopharmaceuticals Inc. (a)	16,978	42,954
Kindred Healthcare Inc. (a)	12,837	151,091
K-V Pharmaceutical Co. Class A (a)	12,712	17,797
Landauer Inc.	2,380	122,570
Lannett Company Inc. (a)	4,000	17,680
Lexicon Pharmaceuticals Inc. (a)	41,700	53,793
LHC Group Inc. (a)	3,900	50,037
Ligand Pharmaceuticals Inc. Class B (a)	4,816	57,166
Luminex Corp. (a)	9,414	199,859

	Shares	Value
Common Stocks (Cont.)

Health Care (Cont.)
Magellan Health Services Inc. (a)	6,991	$345,845
MAKO Surgical Corp. (a)	7,947	200,344
MannKind Corp. (a)	19,113	47,782
MAP Pharmaceuticals Inc. (a)	5,428	71,487
Masimo Corp. (a)	13,025	243,372
Maxygen Inc. (a)	6,379	35,914
MedAssets Inc. (a)	11,808	109,224
Medical Action Industries Inc. (a)	3,650	19,090
Medicines Co., The (a)	13,310	248,098
Medicis Pharmaceutical Corp. Class A	15,263	507,495
Medidata Solutions Inc. (a)	5,228	113,709
Medivation Inc. (a)	7,700	355,047
MedQuist Holdings Inc. (a)	8,514	81,905
MEDTOX Scientific Inc. (a)	1,869	26,259
Merge Healthcare Inc. (a)	13,200	64,020
Meridian Bioscience Inc.	10,200	192,168
Merit Medical Systems Inc. (a)	10,396	139,098
Metabolix Inc. (a)	8,315	37,833
Metropolitan Health Networks Inc. (a)	10,785	80,564
Micromet Inc. (a)	22,511	161,854
Molina Healthcare Inc. (a)	6,943	155,037
Momenta Pharmaceuticals Inc. (a)	11,411	198,437
MWI Veterinary Supply Inc. (a)	3,100	205,964
Nabi Biopharmaceuticals (a)	10,111	19,009
National Healthcare Corp.	2,573	107,809
National Research Corp.	400	15,524
Natus Medical Inc. (a)	7,200	67,896
Nektar Therapeutics (a)	28,208	157,824
Neogen Corp. (a)	5,784	177,222
Neoprobe Corp. (a)	24,600	64,452
NeoStem Inc. (a)	18,051	9,152
Neurocrine Biosciences Inc. (a)	12,638	107,423
NewLink Genetics Corp. (a)	1,700	11,968
Novavax Inc. (a)	23,403	29,488
NPS Pharmaceuticals Inc. (a)	21,215	139,807
NuVasive Inc. (a)	10,598	133,429
NxStage Medical Inc. (a)	11,019	195,918
Nymox Pharmaceutical Corp. (a)	4,699	38,626
Obagi Medical Products Inc. (a)	4,400	44,704
Omnicell Inc. (a)	8,100	133,812
OncoGenex Pharmaceutical Inc. (a)	2,396	28,129
Oncothyreon Inc. (a)	10,243	77,642
Onyx Pharmaceuticals Inc. (a)	15,658	688,169
Opko Health Inc. (a)	26,910	131,859
Optimer Pharmaceuticals Inc. (a)	11,500	140,760
OraSure Technologies Inc. (a)	11,475	104,537
Orexigen Therapeutics Inc. (a)	7,944	12,790
Orthofix International NV (a)	4,400	155,012
Osiris Therapeutics Inc. (a)	4,300	23,005
Owens & Minor Inc.	15,828	439,860
Pacific Biosciences of California Inc. (a)	8,369	23,433
Pacira Pharmaceuticals Inc. (a)	2,016	17,438
Pain Therapeutics Inc. (a)	8,959	34,044
Palomar Medical Technologies Inc. (a)	4,424	41,143
Par Pharmaceutical Companies Inc. (a)	8,921	291,984
Parexel International Corp. (a)	14,434	299,361

102	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Health Care (Cont.)
PDL BioPharma Inc.	34,715	$215,233
Peregrine Pharmaceuticals Inc. (a)	17,199	17,715
Pernix Therapeutics Holdings Inc. (a)	811	7,510
Pharmacyclics Inc. (a)	11,493	170,326
PharmAthene Inc. (a)	8,716	11,069
PharMerica Corp. (a)	7,418	112,605
Pozen Inc. (a)	6,699	26,461
Progenics Pharmaceuticals Inc. (a)	6,869	58,661
Providence Service Corp. (a)	3,399	46,770
PSS World Medical Inc. (a)	13,684	331,016
Quality Systems Inc.	9,552	353,328
Questcor Pharmaceuticals Inc. (a)	13,100	544,698
Quidel Corp. (a)	7,000	105,910
Radnet Inc. (a)	7,536	16,052
Raptor Pharmaceutical Corp. (a)	11,705	73,273
Rigel Pharmaceuticals Inc. (a)	16,966	133,862
Rockwell Medical Technologies Inc. (a)	3,956	33,507
RTI Biologics Inc. (a)	13,700	60,828
Sagent Pharmaceuticals Inc. (a)	1,639	34,419
Salix Pharmaceuticals Ltd. (a)	14,475	692,629
Sangamo BioSciences Inc. (a)	12,900	36,636
Santarus Inc. (a)	13,300	44,023
Savient Pharmaceuticals Inc. (a)	17,922	39,966
SciClone Pharmaceuticals Inc. (a)	8,700	37,323
Seattle Genetics Inc. (a)	23,848	398,619
Select Medical Holdings Corp. (a)	11,034	93,568
Sequenom Inc. (a)	24,414	108,642
SIGA Technologies Inc. (a)	8,400	21,168
Skilled Healthcare Group Inc. Class A (a)	5,000	27,300
Solta Medical Inc. (a)	14,830	46,566
SonoSite Inc. (a)	3,469	186,840
Spectranetics Corp. (a)	8,400	60,648
Spectrum Pharmaceuticals Inc. (a)	14,328	209,619
STAAR Surgical Co. (a)	8,624	90,466
Stereotaxis Inc. (a)	10,835	8,924
STERIS Corp.	14,631	436,296
Sucampo Pharmaceuticals Inc. Class A (a)	2,600	11,518
Sun Healthcare Group Inc. (a)	6,215	24,114
Sunesis Pharmaceuticals Inc. (a)	6,910	8,085
Sunrise Senior Living Inc. (a)	14,264	92,431
SurModics Inc. (a)	4,000	58,640
Symmetry Medical Inc. (a)	9,208	73,572
Synergetics USA Inc. (a)	5,510	40,664
Synovis Life Technologies Inc. (a)	2,900	80,707
Synta Pharmaceuticals Corp. (a)	6,200	28,954
Targacept Inc. (a)	6,778	37,753
Team Health Holdings Inc. (a)	6,567	144,934
Theravance Inc. (a)	17,000	375,700
Tornier NV (a)	2,602	46,836
Transcend Services Inc. (a)	2,300	54,579
Transcept Pharmaceuticals Inc. (a)	1,190	9,318
Triple-S Management Corp. Class B (a)	5,000	100,100
Trius Therapeutics Inc. (a)	1,561	11,161
U.S. Physical Therapy Inc.	2,900	57,072
Unilife Corp. (a)	15,994	49,901

	Shares	Value
Common Stocks (Cont.)

Health Care (Cont.)
Universal American Corp.	8,156	$103,663
Uroplasty Inc. (a)	5,098	21,666
Vanda Pharmaceuticals Inc. (a)	6,800	32,368
Vanguard Health Systems Inc. (a)	7,500	76,650
Vascular Solutions Inc. (a)	4,400	48,972
Vical Inc. (a)	17,863	78,776
ViroPharma Inc. (a)	17,583	481,598
VIVUS Inc. (a)	22,161	216,070
Volcano Corp. (a)	12,900	306,891
WellCare Health Plans Inc. (a)	10,577	555,292
West Pharmaceutical Services Inc.	8,314	315,516
Wright Medical Group Inc. (a)	9,745	160,792
Xenoport Inc. (a)	8,722	33,231
Young Innovations Inc.	1,300	38,519
Zalicus Inc. (a)	19,866	24,038
Zeltiq Aesthetics Inc. (a)	1,800	20,448
ZIOPHARM Oncology Inc. (a)	14,391	63,464
Zogenix Inc. (a)	6,404	14,345
Zoll Medical Corp. (a)	5,366	339,033

		34,612,478

Industrials (15.54%)
A.T. Cross Co. Class A (a)	2,338	26,373
A123 Systems Inc. (a)	21,674	34,895
Aaon Inc.	4,645	95,176
AAR Corp.	9,803	187,924
ABM Industries Inc.	13,035	268,782
Acacia Research - Acacia Technologies (a)	10,552	385,254
ACCO Brands Corp. (a)	13,532	130,584
Accuride Corp. (a)	10,047	71,535
Aceto Corp.	6,164	42,532
Active Power Inc. (a)	19,591	12,930
Actuant Corp. Class A	17,045	386,751
Acuity Brands Inc.	10,713	567,789
Advisory Board Co., The (a)	3,878	287,786
Aegion Corp. (a)	9,956	152,725
Aerovironment Inc. (a)	4,104	129,153
Air Transport Services Group Inc. (a)	13,100	61,832
Aircastle Ltd.	13,700	174,264
Alamo Group Inc.	1,685	45,377
Alaska Air Group Inc. (a)	8,817	662,069
Albany International Corp. Class A	6,951	160,707
Allegiant Travel Co. (a)	3,710	197,891
Altra Holdings Inc. (a)	6,600	124,278
AMERCO	2,188	193,419
Ameresco Inc. Class A (a)	4,400	60,368
American Railcar Industries Inc. (a)	2,509	60,040
American Reprographics Co. (a)	9,321	42,783
American Science & Engineering Inc.	2,281	155,359
American Superconductor Corp. (a)	10,996	40,575
American Woodmark Corp.	2,433	33,235
Ampco-Pittsburgh Corp.	2,200	42,548
AO Smith Corp.	9,393	376,847
Apogee Enterprises Inc.	7,136	87,487
Applied Industrial Technologies Inc.	10,449	367,491

See accompanying notes to financial statements.	103

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Industrials (Cont.)
Argan Inc.	1,800	$27,378
Arkansas Best Corp.	6,390	123,135
Astec Industries Inc. (a)	4,914	158,280
Astronics Corp. (a)	2,640	94,538
Atlas Air Worldwide Holdings Inc. (a)	6,443	247,604
Avis Budget Group Inc. (a)	26,200	280,864
AZZ Inc.	3,100	140,864
Baltic Trading Ltd.	4,089	19,423
Barnes Group Inc.	13,444	324,135
Barrett Business Services Inc.	1,800	35,928
Beacon Roofing Supply Inc. (a)	11,285	228,296
Belden Inc.	11,773	391,805
Blount International Inc. (a)	11,994	174,153
Brady Corp.	11,713	369,779
Briggs & Stratton Corp.	12,580	194,864
Brink’s Co., The	11,499	309,093
Broadwind Energy Inc. (a)	37,500	25,500
Builders FirstSource Inc. (a)	12,105	24,694
CAI International Inc. (a)	3,000	46,380
Capstone Turbine Corp. (a)	61,237	71,035
Cascade Corp.	2,262	106,699
Casella Waste Systems Inc. Class A (a)	6,114	39,130
CBIZ Inc. (a)	9,736	59,487
CDI Corp.	2,986	41,237
Celadon Group Inc.	4,800	56,688
Cenveo Inc. (a)	13,671	46,481
Ceradyne Inc. (a)	6,220	166,572
Chart Industries Inc. (a)	7,300	394,711
CIRCOR International Inc.	4,321	152,575
Clarcor Inc.	12,513	625,525
Clean Harbors Inc. (a)	11,636	741,562
Coleman Cable Inc. (a)	2,070	18,009
Colfax Corp. (a)	6,144	174,981
Columbus McKinnon Corp. (a)	4,600	58,374
Comfort Systems USA Inc.	9,173	98,335
Commercial Vehicle Group Inc. (a)	7,096	64,148
Consolidated Graphics Inc. (a)	2,101	101,436
Corporate Executive Board Co., The	8,500	323,850
CoStar Group Inc. (a)	6,288	419,598
Courier Corp.	2,501	29,337
Covenant Transport Group Inc. Class A (a)	2,045	6,074
CRA International Inc. (a)	2,815	55,850
Cubic Corp.	3,965	172,834
Curtiss-Wright Corp.	11,478	405,518
Deluxe Corp.	12,600	286,776
DigitalGlobe Inc. (a)	8,687	148,635
Dolan Co., The (a)	7,800	66,456
Dollar Thrifty Automotive Group Inc. (a)	7,212	506,715
Douglas Dynamics Inc.	4,610	67,398
Ducommun Inc.	2,528	32,232
DXP Enterprises Inc. (a)	2,100	67,620
Dycom Industries Inc. (a)	8,733	182,694
Dynamic Materials Corp.	3,254	64,364
Eagle Bulk Shipping Inc. (a)	15,477	14,581
EMCOR Group Inc.	16,656	446,547
Encore Capital Group Inc. (a)	4,000	85,040

	Shares	Value
Common Stocks (Cont.)

Industrials (Cont.)
Encore Wire Corp.	4,695	$121,600
Energy Recovery Inc. (a)	11,500	29,670
EnergySolutions Inc. (a)	19,700	60,873
EnerNOC Inc. (a)	5,730	62,285
EnerSys (a)	11,885	308,653
Ennis Inc.	6,632	88,405
EnPro Industries Inc. (a)	5,048	166,483
ESCO Technologies Inc.	6,510	187,358
Essex Rental Corp. (a)	4,218	12,443
Esterline Technologies Corp. (a)	7,489	419,159
Excel Maritime Carriers Ltd. (a)	12,415	18,002
Exponent Inc. (a)	3,229	148,437
Federal Signal Corp. (a)	15,434	64,051
Flow International Corp. (a)	12,300	43,050
Forward Air Corp.	7,208	231,016
Franklin Covey Co. (a)	3,100	26,257
Franklin Electric Co. Inc.	5,698	248,205
Freightcar America Inc. (a)	3,060	64,107
FTI Consulting Inc. (a)	10,382	440,404
Fuel Tech Inc. (a)	4,500	29,610
FuelCell Energy Inc. (a)	30,510	26,605
Furmanite Corp. (a)	9,400	59,314
G&K Services Inc. Class A	4,580	133,324
Genco Shipping & Trading Ltd. (a)	7,394	49,983
GenCorp Inc. (a)	15,126	80,470
Generac Holdings Inc. (a)	6,090	170,703
Genesee & Wyoming Inc. Class A (a)	9,750	590,655
Geo Group Inc., The (a)	16,020	268,335
GeoEye Inc. (a)	5,500	122,210
Gibraltar Industries Inc. (a)	7,282	101,657
Global Power Equipment Group Inc. (a)	3,873	91,984
Gorman-Rupp Co., The	3,733	101,351
GP Strategies Corp. (a)	3,800	51,224
Graham Corp.	2,300	51,612
Granite Construction Inc.	9,553	226,597
Great Lakes Dredge & Dock Co.	14,800	82,288
Greenbrier Companies Inc. (a)	4,934	119,798
Griffon Corp.	11,936	108,976
H&E Equipment Services Inc. (a)	7,000	93,940
Hawaiian Holdings Inc. (a)	13,200	76,560
Healthcare Services Group Inc.	16,447	290,947
Heartland Express Inc.	12,376	176,853
Heico Corp.	10,283	601,350
Heidrick & Struggles International Inc.	4,312	92,880
Heritage-Crystal Clean Inc. (a)	1,167	19,326
Herman Miller Inc.	14,200	261,990
Hexcel Corp. (a)	24,332	589,078
Hill International Inc. (a)	5,992	30,799
HNI Corp.	11,047	288,327
Houston Wire & Cable Co.	4,500	62,190
Hub Group Inc. (a)	9,050	293,492
Hudson Highland Group Inc. (a)	8,166	39,115
Hurco Companies Inc. (a)	1,569	32,949
Huron Consulting Group Inc. (a)	5,490	212,683
ICF International Inc. (a)	4,900	121,422
II-VI Inc. (a)	12,796	234,935

104	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Industrials (Cont.)
Innerworkings Inc. (a)	6,352	$59,137
Insperity Inc.	5,699	144,470
Insteel Industries Inc.	4,500	49,455
Interface Inc.	13,005	150,078
Interline Brands Inc. (a)	8,339	129,838
International Shipholding Corp.	1,333	24,914
Intersections Inc.	2,270	25,174
Jetblue Airways Corp. (a)	60,435	314,262
John Bean Technologies Corp.	7,000	107,590
Kadant Inc. (a)	3,158	71,402
Kaman Corp.	6,546	178,837
Kaydon Corp.	7,985	243,542
Kelly Services Inc. Class A	6,716	91,875
Keyw Holding Corp., The (a)	4,611	34,121
Kforce Inc. (a)	7,326	90,330
Kimball International Inc. Class B	7,983	40,474
Knight Transportation Inc.	14,996	234,537
Knoll Inc.	11,644	172,913
Korn/Ferry International (a)	11,733	200,165
Kratos Defense & Security Solutions Inc. (a)	8,124	48,500
L.B. Foster Co. Class A	2,336	66,085
Lawson Products Inc.	911	14,057
Layne Christensen Co. (a)	4,986	120,661
Lindsay Corp.	3,098	170,049
LMI Aerospace Inc. (a)	2,200	38,610
LSI Industries Inc.	4,647	27,882
Lydall Inc. (a)	4,190	39,763
Marten Transport Ltd.	3,865	69,531
MasTec Inc. (a)	13,981	242,850
McGrath Rentcorp	6,040	175,100
Meritor Inc. (a)	23,315	124,036
Metalico Inc. (a)	9,899	32,568
Met-Pro Corp.	3,800	34,352
Michael Baker Corp. (a)	2,000	39,220
Middleby Corp. (a)	4,693	441,330
Miller Industries Inc.	2,600	40,898
Mine Safety Appliances Co.	6,718	222,500
Mistras Group Inc. (a)	3,562	90,795
Mobile Mini Inc. (a)	9,047	157,870
Moog Inc. Class A (a)	11,240	493,773
Mueller Industries Inc.	9,311	357,729
Mueller Water Products Inc.	38,803	94,679
Multi-Color Corp.	2,873	73,922
MYR Group Inc. (a)	5,000	95,700
NACCO Industries Inc. Class A	1,448	129,191
National Presto Industries Inc.	1,218	114,005
Navigant Consulting Inc. (a)	12,948	147,737
NCI Building Systems Inc. (a)	5,254	57,111
NL Industries Inc.	1,843	23,904
NN Inc. (a)	4,117	24,702
Northwest Pipe Co. (a)	2,400	54,864
Odyssey Marine Exploration Inc. (a)	19,531	53,515
Old Dominion Freight Line Inc. (a)	11,712	474,687
Omega Flex Inc. (a)	600	8,478
On Assignment Inc. (a)	9,300	103,974
Orbital Sciences Corp. (a)	14,729	214,012

	Shares	Value
Common Stocks (Cont.)

Industrials (Cont.)
Orion Marine Group Inc. (a)	6,764	$44,981
Pacer International Inc. (a)	8,370	44,780
Park-Ohio Holdings Corp. (a)	1,966	35,073
Patriot Transportation Holding Inc. (a)	1,500	32,550
Pendrell Corp. (a)	37,246	95,350
Pike Electric Corp. (a)	4,100	29,479
PMFG Inc. (a)	4,300	83,893
Portfolio Recovery Associates Inc. (a)	4,266	288,040
Powell Industries Inc. (a)	2,155	67,408
PowerSecure International Inc. (a)	5,100	25,245
Preformed Line Products Co.	600	35,796
Primoris Services Corp.	6,564	98,001
Quad Graphics, Inc.	6,240	89,482
Quality Distribution Inc. (a)	3,676	41,355
Quanex Building Products Corp.	9,641	144,808
RailAmerica Inc. (a)	5,197	77,383
Raven Industries Inc.	4,492	278,055
RBC Bearings Inc. (a)	5,500	229,350
Republic Airways Holdings Inc. (a)	11,632	39,898
Resources Connection Inc.	11,264	119,286
Roadrunner Transportation Systems Inc. (a)	2,131	30,111
Robbins & Myers Inc.	9,825	477,004
Rollins Inc.	15,726	349,432
RPX Corp. (a)	2,366	29,930
RSC Holdings Inc. (a)	16,700	308,950
Rush Enterprises Inc. Class A (a)	8,168	170,875
Saia Inc. (a)	4,135	51,605
SatCon Technology Corp. (a)	22,262	13,359
Sauer-Danfoss Inc. (a)	2,839	102,800
Schawk Inc.	2,782	31,186
Seaboard Corp. (a)	78	158,808
SeaCube Container Leasing Ltd.	2,905	43,023
Simpson Manufacturing Co. Inc.	10,257	345,251
SkyWest Inc.	13,121	165,193
Spirit Airlines Inc. (a)	3,955	61,698
Standard Parking Corp. (a)	3,900	69,693
Standex International Corp.	3,127	106,818
Steelcase Inc.	19,300	143,978
Sterling Construction Company Inc. (a)	4,300	46,311
Sun Hydraulics Corp.	5,100	119,493
Swift Transportation Co. (a)	19,561	161,183
Swisher Hygiene Inc. (a)	20,833	77,915
Sykes Enterprises Inc. (a)	9,935	155,582
TAL International Group Inc.	5,600	161,224
Taser International Inc. (a)	14,092	72,151
Team Inc. (a)	4,800	142,800
Tecumseh Products Co. Class A (a)	4,403	20,694
Teledyne Technologies Inc. (a)	9,113	499,848
Tennant Co.	4,771	185,449
Tetra Tech Inc. (a)	15,321	330,780
Textainer Group Holdings Ltd.	2,800	81,536
Thermon Group Holdings Inc. (a)	2,424	42,711
Titan International Inc.	10,385	202,092
Titan Machinery Inc. (a)	3,800	82,574
TMS International Corp. Class A (a)	3,198	31,596
TRC Companies Inc. (a)	4,335	26,053

See accompanying notes to financial statements.	105

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Industrials (Cont.)
Trex Co. Inc. (a)	3,934	$90,128
TriMas Corp. (a)	6,300	113,085
Triumph Group Inc.	9,364	547,326
TrueBlue Inc. (a)	9,910	137,551
Tutor Perini Corp. (a)	7,673	94,685
Twin Disc Inc.	2,052	74,529
Ultrapetrol Bahamas Ltd. (a)	5,800	17,284
UniFirst Corp.	3,575	202,846
United Rentals Inc. (a)	15,400	455,070
United Stationers Inc.	10,608	345,396
UniTek Global Services Inc. (a)	2,748	12,448
Universal Forest Products Inc.	4,910	151,572
Universal Truckload Services Inc.	1,400	25,410
US Airways Group Inc. (a)	39,731	201,436
US Ecology Inc.	4,558	85,599
USG Corp. (a)	17,622	179,040
Valence Technology Inc. (a)	16,497	16,167
Viad Corp.	5,162	90,232
Vicor Corp.	4,808	38,272
VSE Corp.	1,100	26,708
Wabash National Corp. (a)	16,743	131,265
Watsco Inc.	6,968	457,519
Watts Water Technologies Inc.	7,551	258,320
WCA Waste Corp. (a)	4,136	26,925
Werner Enterprises Inc.	10,826	260,907
Wesco Aircraft Holdings Inc. (a)	5,160	72,188
Woodward Inc.	15,310	626,638
Xerium Technologies Inc. (a)	2,718	17,776
Zipcar Inc. (a)	2,522	33,844

		42,880,405

Information Technology (17.01%)
3D Systems Corp. (a)	10,360	149,184
Accelrys Inc. (a)	14,125	94,920
ACI Worldwide Inc. (a)	8,316	238,170
Active Network Inc., The (a)	3,048	41,453
Actuate Corp. (a)	10,000	58,600
Acxiom Corp. (a)	20,061	244,945
Adtran Inc.	15,932	480,509
Advanced Analogic Technologies Inc. (a)	11,000	63,580
Advanced Energy Industries Inc. (a)	10,833	116,238
Advent Software Inc. (a)	8,110	197,560
Aeroflex Holding Corp. (a)	4,884	50,012
Agilysys Inc. (a)	4,414	35,091
Alpha & Omega Semiconductor Ltd. (a)	3,690	26,974
American Software Inc. Class A	5,400	51,030
Amkor Technology Inc. (a)	23,964	104,483
Amtech Systems Inc. (a)	2,392	20,356
ANADIGICS Inc. (a)	16,000	35,040
Anaren Inc. (a)	3,746	62,259
Ancestry.com Inc. (a)	7,782	178,675
Angie’s List Inc. (a)	2,600	41,860
Anixter International Inc. (a)	7,135	425,531
Applied Micro Circuits Corp. (a)	15,762	105,921
Arris Group Inc. (a)	30,506	330,075
Aruba Networks Inc. (a)	21,078	390,365

	Shares	Value
Common Stocks (Cont.)

Information Technology (Cont.)
Aspen Technology Inc. (a)	20,962	$363,691
ATMI Inc. (a)	7,988	160,000
Aviat Networks Inc. (a)	15,150	27,724
Avid Technology Inc. (a)	7,200	61,416
Axcelis Technologies Inc. (a)	25,726	34,216
AXT Inc. (a)	7,625	31,796
Badger Meter Inc.	3,730	109,774
Bankrate Inc. (a)	5,651	121,496
Bel Fuse Inc.	2,483	46,556
Benchmark Electronics Inc. (a)	14,876	200,380
Black Box Corp.	4,455	124,918
Blackbaud Inc.	11,111	307,775
Blue Coat Systems Inc. (a)	10,720	272,824
Bottomline Technologies Inc. (a)	8,931	206,931
Brightpoint Inc. (a)	16,761	180,348
BroadSoft Inc. (a)	5,600	169,120
Brooks Automation Inc.	16,449	168,931
Cabot Microelectronics Corp. (a)	5,861	276,932
CACI International Inc. Class A (a)	6,514	364,263
Calix Inc. (a)	9,220	59,653
Callidus Software Inc. (a)	7,403	47,527
Carbonite Inc. (a)	1,800	19,980
Cardtronics Inc. (a)	10,600	286,836
Cass Information Systems Inc.	2,260	82,241
Cavium Inc. (a)	11,937	339,369
CEVA Inc. (a)	5,800	175,508
Checkpoint Systems Inc. (a)	9,715	106,282
Ciber Inc. (a)	15,843	61,154
Cirrus Logic Inc. (a)	16,397	259,892
Cognex Corp.	10,361	370,820
Coherent Inc. (a)	5,800	303,166
Cohu Inc.	6,008	68,191
Communications Systems Inc.	1,611	22,651
Commvault Systems Inc. (a)	10,888	465,135
Computer Task Group Inc. (a)	3,600	50,688
comScore Inc. (a)	7,828	165,954
Comtech Telecommunications Corp.	4,988	142,757
Concur Technologies Inc. (a)	11,049	561,179
Constant Contact Inc. (a)	7,200	167,112
Convergys Corp. (a)	25,961	331,522
Convio Inc. (a)	3,035	33,567
Cornerstone OnDemand Inc. (a)	2,792	50,926
Cray Inc. (a)	9,522	61,607
CSG Systems International Inc. (a)	8,665	127,462
CSR PLC ADR (a)	1,825	20,860
CTS Corp.	8,641	79,497
Cymer Inc. (a)	7,576	376,982
Daktronics Inc.	8,552	81,843
DDi Corp.	4,100	38,253
DealerTrack Holdings Inc. (a)	10,241	279,170
Deltek Inc. (a)	5,505	54,059
Demand Media Inc. (a)	1,933	12,854
DemandTec Inc. (a)	8,000	105,360
Dialogic Inc. (a)	3,799	4,559
Dice Holdings Inc. (a)	11,918	98,800
Digi International Inc. (a)	6,080	67,853
Digimarc Corp. (a)	1,581	37,770

106	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Information Technology (Cont.)
Digital River Inc. (a)	9,278	$139,356
Diodes Inc. (a)	8,746	186,290
Dot Hill Systems Corp. (a)	13,942	18,543
DSP Group Inc. (a)	5,824	30,343
DTS Inc. (a)	4,384	119,420
Dynamics Research Corp. (a)	2,221	25,186
EarthLink Inc.	27,540	177,358
Ebix Inc.	7,239	159,982
Echelon Corp. (a)	8,344	40,635
Echo Global Logistics Inc. (a)	2,800	45,220
Electro Rent Corp.	4,606	78,993
Electro Scientific Industries Inc. (a)	5,538	80,190
Electronics for Imaging Inc. (a)	11,808	168,264
Ellie Mae Inc. (a)	2,148	12,136
eMagin Corp. (a)	4,225	15,632
EMCORE Corp. (a)	21,729	18,737
Emulex Corp. (a)	21,880	150,097
Entegris Inc. (a)	33,613	293,273
Entropic Communications Inc. (a)	21,200	108,332
Envestnet Inc. (a)	4,700	56,212
EPIQ Systems Inc.	7,690	92,434
ePlus Inc. (a)	1,018	28,789
Euronet Worldwide Inc. (a)	12,797	236,489
Exar Corp. (a)	8,967	58,286
Exlservice Holdings Inc. (a)	3,964	88,675
Extreme Networks Inc. (a)	22,764	66,471
Fabrinet (a)	5,028	68,783
Fair Isaac Corp.	8,902	319,048
FalconStor Software Inc. (a)	7,016	18,101
FARO Technologies Inc. (a)	4,049	186,254
FEI Co. (a)	9,686	394,995
Finisar Corp. (a)	22,167	371,186
Formfactor Inc. (a)	12,443	62,962
Forrester Research Inc. (a)	3,652	123,949
FriendFinder Networks Inc. (a)	2,077	1,558
FSI International Inc. (a)	8,784	32,149
Gerber Scientific Inc. Escrow Shares (a) (b)	6,402	0
Global Cash Access Holdings Inc. (a)	15,837	70,475
Globecomm Systems Inc. (a)	5,700	77,976
Glu Mobile Inc. (a)	12,312	38,660
GSI Group Inc. (a)	6,355	65,012
GSI Technology Inc. (a)	5,400	25,272
GT Advanced Technologies Inc. (a)	31,100	225,164
Guidance Software Inc. (a)	3,644	23,613
Hackett Group Inc., The (a)	8,094	30,272
Harmonic Inc. (a)	28,310	142,682
Heartland Payment Systems Inc.	9,600	233,856
Higher One Holdings Inc. (a)	7,571	139,609
Hittite Microwave Corp. (a)	7,800	385,164
Identive Group Inc. (a)	9,560	21,319
iGate Corp. (a)	7,626	119,957
Imation Corp. (a)	7,659	43,886
Immersion Corp. (a)	7,200	37,296
Imperva Inc. (a)	1,354	47,133
Infinera Corp. (a)	25,721	161,528
InfoSpace Inc. (a)	9,520	104,625

	Shares	Value
Common Stocks (Cont.)

Information Technology (Cont.)
Inphi Corp. (a)	5,137	$61,439
Insight Enterprises Inc. (a)	10,948	167,395
Integrated Device Technology Inc. (a)	36,303	198,214
Integrated Silicon Solution Inc. (a)	6,439	58,852
Interactive Intelligence Group (a)	3,511	80,472
InterDigital Inc.	11,192	487,635
Intermec Inc. (a)	14,704	100,869
Intermolecular Inc. (a)	2,400	20,592
Internap Network Services Corp. (a)	12,990	77,161
Intevac Inc. (a)	5,632	41,677
Intralinks Holdings Inc. (a)	7,833	48,878
InvenSense Inc. (a)	2,600	25,896
Ixia (a)	9,499	99,834
IXYS Corp. (a)	5,714	61,883
j2 Global Inc.	11,290	317,701
Jack Henry & Associates Inc.	21,414	719,725
JDA Software Group Inc. (a)	10,482	339,512
Kemet Corp. (a)	10,879	76,697
Kenexa Corp. (a)	6,536	174,511
Keynote Systems Inc.	3,690	75,793
KIT Digital Inc. (a)	9,745	82,345
Kopin Corp. (a)	17,200	66,736
Kulicke & Soffa Industries Inc. (a)	17,882	165,408
KVH Industries Inc. (a)	3,400	26,452
Lattice Semiconductor Corp. (a)	29,593	175,782
LeCroy Corp. (a)	4,019	33,800
Limelight Networks Inc. (a)	16,679	49,370
Lionbridge Technologies Inc. (a)	14,200	32,518
Liquidity Services Inc. (a)	4,600	169,740
Littelfuse Inc.	5,637	242,278
LivePerson Inc. (a)	13,000	163,150
LogMeIn Inc. (a)	5,070	195,448
LoopNet Inc. (a)	4,100	74,948
Loral Space & Communications Inc. (a)	2,700	175,176
LTX-Credence Corp. (a)	12,296	65,784
Magma Design Automation Inc. (a)	16,870	121,127
Manhattan Associates Inc. (a)	5,005	202,602
ManTech International Corp.	5,755	179,786
Marchex Inc. Class B	5,366	33,538
MAXIMUS Inc.	8,598	355,527
MaxLinear Inc. Class A (a)	3,986	18,934
Maxwell Technologies Inc. (a)	6,900	112,056
Measurement Specialties Inc. (a)	3,700	103,452
Mentor Graphics Corp. (a)	23,756	322,131
Mercury Computer Systems Inc. (a)	7,478	99,383
Meru Networks Inc. (a)	2,670	11,027
Methode Electronics Inc.	8,967	74,336
Micrel Inc.	12,895	130,368
Microsemi Corp. (a)	21,361	357,797
MicroStrategy Inc. (a)	2,025	219,348
Microvision Inc. (a)	28,322	10,199
Mindspeed Technologies Inc. (a)	7,951	36,416
MIPS Technologies Inc. (a)	13,220	58,961
MKS Instruments Inc.	12,878	358,266
ModusLink Global Solutions Inc.	11,395	61,533
MoneyGram International Inc. (a)	2,562	45,476

See accompanying notes to financial statements.	107

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Information Technology (Cont.)
Monolithic Power Systems Inc. (a)	7,303	$110,056
Monotype Imaging Holdings Inc. (a)	8,800	137,192
MoSys Inc. (a)	7,482	31,424
Motricity Inc. (a)	9,100	8,190
Move Inc. (a)	9,852	62,265
MTS Systems Corp.	3,870	157,702
Multi-Fineline Electronix Inc. (a)	2,134	43,854
Nanometrics Inc. (a)	4,904	90,332
NCI Inc. (a)	1,700	19,805
NeoPhotonics Corp. (a)	2,100	9,618
Netgear Inc. (a)	9,048	303,741
Netlogic Microsystems Inc. (a)	16,873	836,395
NetScout Systems Inc. (a)	9,200	161,920
NetSuite Inc. (a)	6,700	271,685
Newport Corp. (a)	9,418	128,179
NIC Inc.	15,806	210,378
Novatel Wireless Inc. (a)	7,780	24,351
NumereX Corp. Class A (a)	2,327	19,151
NVE Corp. (a)	1,200	66,636
Oclaro Inc. (a)	12,466	35,154
OCZ Technology Group Inc. (a)	12,678	83,802
Omnivision Technologies Inc. (a)	14,345	175,511
OpenTable Inc. (a)	5,800	226,954
Openwave Systems Inc. (a)	21,400	33,812
Oplink Communications Inc. (a)	5,045	83,091
OPNET Technologies Inc.	3,600	132,012
OpNext Inc. (a)	9,572	7,732
Orbcomm Inc. (a)	8,390	25,086
OSI Systems Inc. (a)	4,665	227,559
Parametric Technology Corp. (a)	29,444	537,647
Park Electrochemical Corp.	5,188	132,917
PC Connection Inc.	2,020	22,402
PDF Solutions Inc. (a)	6,063	42,259
Pegasystems Inc.	4,140	121,716
Perficient Inc. (a)	5,900	59,059
Pericom Semiconductor Corp. (a)	6,609	50,294
Photronics Inc. (a)	14,772	89,814
Plantronics Inc.	10,796	384,769
Plexus Corp. (a)	8,840	242,039
PLX Technology Inc. (a)	11,411	32,750
Power Integrations Inc.	7,189	238,387
Power-One Inc. (a)	16,518	64,585
Powerwave Technologies Inc. (a)	8,393	17,457
PRGX Global Inc. (a)	4,831	28,744
Procera Networks Inc. (a)	3,520	54,842
Progress Software Corp. (a)	16,675	322,661
PROS Holdings Inc. (a)	5,500	81,840
Pulse Electronics Corp.	10,480	29,344
QAD Inc. Class A (a)	1,458	15,309
QLIK Technologies Inc. (a)	17,424	421,661
Quantum Corp. (a)	55,695	133,668
Quepasa Corp. (a)	1,656	5,498
Quest Software Inc. (a)	14,173	263,618
QuinStreet Inc. (a)	6,798	63,629
Radisys Corp. (a)	4,829	24,435
Rambus Inc. (a)	24,258	183,148
RealD Inc. (a)	10,398	82,560

	Shares	Value
Common Stocks (Cont.)

Information Technology (Cont.)
Realnetworks Inc.	5,369	$40,267
RealPage Inc. (a)	7,516	189,929
Responsys Inc. (a)	2,325	20,669
RF Micro Devices Inc. (a)	68,598	370,429
Richardson Electronics Ltd.	3,533	43,421
RightNow Technologies Inc. (a)	6,094	260,397
Rimage Corp.	2,297	25,841
Rofin-Sinar Technologies Inc. (a)	7,034	160,727
Rogers Corp. (a)	3,965	146,150
Rosetta Stone Inc. (a)	2,689	20,517
Rubicon Technology Inc. (a)	4,200	39,438
Rudolph Technologies Inc. (a)	7,917	73,311
S1 Corp. (a)	13,272	127,013
Saba Software Inc. (a)	7,000	55,230
Sanmina-SCI Corp. (a)	19,926	185,511
Sapient Corp.	27,008	340,301
ScanSource Inc. (a)	6,678	240,408
SciQuest Inc. (a)	3,054	43,581
SeaChange International Inc. (a)	6,200	43,586
Semtech Corp. (a)	16,149	400,818
ServiceSource International Inc. (a)	2,459	38,582
ShoreTel Inc. (a)	12,039	76,809
Sigma Designs Inc. (a)	7,596	45,576
Silicon Graphics International Corp. (a)	7,700	88,242
Silicon Image Inc. (a)	19,173	90,113
Smith Micro Software Inc. (a)	9,100	10,283
SolarWinds Inc. (a)	14,100	394,095
Sonus Networks Inc. (a)	52,506	126,014
Sourcefire Inc. (a)	7,100	229,898
Spansion Inc. Class A (a)	12,469	103,243
SPS Commerce Inc. (a)	2,106	54,651
SRS Labs Inc. (a)	2,700	15,525
SS&C Technologies Holdings Inc. (a)	6,217	112,279
Stamps.com Inc. (a)	2,728	71,283
Standard Microsystems Corp. (a)	5,632	145,137
STEC Inc. (a)	9,200	79,028
STR Holdings Inc. (a)	7,685	63,248
Stratasys Inc. (a)	5,214	158,558
Stream Global Services Inc. (a)	2,200	7,282
SuccessFactors Inc. (a)	20,756	827,542
Super Micro Computer Inc. (a)	6,607	103,598
Supertex Inc. (a)	2,380	44,934
Support.com Inc. (a)	11,300	25,425
Sycamore Networks Inc. (a)	4,927	88,193
Symmetricom Inc. (a)	11,346	61,155
Synaptics Inc. (a)	8,024	241,924
Synchronoss Technologies Inc. (a)	6,500	196,365
SYNNEX Corp. (a)	6,205	189,004
Syntel Inc.	3,758	175,762
Take-Two Interactive Software Inc. (a)	18,200	246,610
Taleo Corp. (a)	10,133	392,046
Tangoe Inc. (a)	2,518	38,777
TechTarget (a)	3,326	19,424
Tekelec (a)	15,119	165,251
TeleCommunication Systems Inc. Class A (a)	10,700	25,145
TeleNav Inc. (a)	4,108	32,083

108	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Information Technology (Cont.)
TeleTech Holdings Inc. (a)	6,205	$100,521
Tessera Technologies Inc. (a)	12,872	215,606
THQ Inc. (a)	17,309	13,155
TiVo Inc. (a)	29,440	264,077
TNS Inc. (a)	6,315	111,902
Travelzoo Inc. (a)	1,400	34,412
TriQuint Semiconductor Inc. (a)	40,415	196,821
TTM Technologies Inc. (a)	12,760	139,850
Tyler Technologies Inc. (a)	7,390	222,513
Ubiquiti Networks Inc. (a)	2,146	39,122
Ultimate Software Group Inc. (a)	6,391	416,182
Ultra Clean Holdings Inc. (a)	5,323	32,524
Ultratech Inc. (a)	6,379	156,732
Unisys Corp. (a)	10,679	210,483
United Online Inc.	21,456	116,721
Universal Display Corp. (a)	9,498	348,482
ValueClick Inc. (a)	19,464	317,069
VASCO Data Security International Inc. (a)	6,902	45,001
Veeco Instruments Inc. (a)	10,102	210,122
Verint Systems Inc. (a)	5,238	144,255
ViaSat Inc. (a)	8,999	415,034
Viasystems Group Inc. (a)	656	11,100
Virnetx Holding Corp. (a)	10,027	250,374
Virtusa Corp. (a)	3,800	55,024
Vishay Precision Group Inc. (a)	3,021	48,276
Vocus Inc. (a)	4,300	94,987
Volterra Semiconductor Corp. (a)	6,221	159,320
Wave Systems Corp. Class A (a)	20,279	44,005
Web.com Group Inc. (a)	7,157	81,948
Websense Inc. (a)	9,902	185,464
Westell Technologies Inc. Class A (a)	12,962	28,776
Wright Express Corp. (a)	9,598	520,979
XO Group Inc. (a)	6,900	57,546
X-Rite Inc. (a)	6,400	29,696
Xyratex Ltd.	7,027	93,600
Zillow Inc. (a)	1,009	22,682
Zix Corp. (a)	16,400	46,248
Zygo Corp. (a)	3,900	68,830

		46,955,428

Materials (4.42%)
A. Schulman Inc.	7,745	164,039
AEP Industries Inc. (a)	900	25,335
AM Castle & Co. (a)	4,189	39,628
AMCOL International Corp.	6,044	162,281
American Vanguard Corp.	5,613	74,877
Balchem Corp.	7,088	287,348
Boise Inc.	22,976	163,589
Buckeye Technologies Inc.	9,980	333,731
Calgon Carbon Corp. (a)	14,052	220,757
Century Aluminum Co. (a)	12,700	108,077
Chase Corp.	1,554	21,601
Chemtura Corp. (a)	23,725	269,042
Clearwater Paper Corp. (a)	5,676	202,122
Coeur d’Alene Mines Corp. (a)	22,088	533,204

	Shares	Value
Common Stocks (Cont.)

Materials (Cont.)
Deltic Timber Corp.	2,730	$164,865
Eagle Materials Inc.	10,963	281,311
Ferro Corp. (a)	21,217	103,751
Flotek Industries Inc. (a)	12,328	122,787
FutureFuel Corp.	4,573	56,797
General Moly Inc. (a)	16,300	50,367
Georgia Gulf Corp. (a)	8,480	165,275
Globe Specialty Metals Inc.	15,605	208,951
Gold Resource Corp.	6,973	148,176
Golden Minerals Co. (a)	6,879	39,967
Golden Star Resources Ltd. (a)	64,808	106,933
Graphic Packaging Holding Co. (a)	39,260	167,248
Handy & Harman Ltd. (a)	1,448	14,335
Hawkins Inc.	2,165	79,802
Haynes International Inc.	3,000	163,800
HB Fuller Co.	12,254	283,190
Headwaters Inc. (a)	14,620	32,456
Hecla Mining Co.	69,079	361,283
Horsehead Holding Corp. (a)	10,929	98,470
Innophos Holdings Inc.	5,400	262,224
Innospec Inc. (a)	5,849	164,181
Jaguar Mining Inc. (a)	21,255	135,607
Kaiser Aluminum Corp.	4,000	183,520
Kapstone Paper and Packaging
Corp. (a)	9,673	152,253
KMG Chemicals Inc.	1,601	27,649
Koppers Holdings Inc.	5,119	175,889
Kraton Performance Polymers Inc. (a)	7,914	160,654
Landec Corp. (a)	6,700	36,984
Louisiana-Pacific Corp. (a)	32,610	263,163
LSB Industries Inc. (a)	4,600	128,938
Materion Corp. (a)	4,952	120,235
Metals USA Holdings Corp. (a)	2,796	31,455
Midway Gold Corp. (a)	22,105	46,642
Minerals Technologies Inc.	4,509	254,894
Myers Industries Inc.	7,345	90,637
Neenah Paper Inc.	3,553	79,303
NewMarket Corp.	2,271	449,908
Noranda Aluminum Holding Corp.	5,604	46,233
Olin Corp.	19,810	389,266
Olympic Steel Inc.	2,300	53,636
OM Group Inc. (a)	7,691	172,201
Omnova Solutions Inc. (a)	10,758	49,594
P. H. Glatfelter Co.	10,796	152,440
Paramount Gold and Silver Corp. (a)	28,752	61,529
PolyOne Corp.	23,048	266,204
Quaker Chemical Corp.	3,100	120,559
Revett Minerals Inc. (a)	6,198	29,255
RTI International Metals Inc. (a)	7,374	171,151
Schweitzer-Mauduit International Inc.	3,974	264,112
Senomyx Inc. (a)	9,852	34,285
Sensient Technologies Corp.	12,353	468,179
Spartech Corp. (a)	7,804	36,913
Stepan Co.	2,051	164,408
Stillwater Mining Co. (a)	28,699	300,192
SunCoke Energy Inc. (a)	3,278	36,714

See accompanying notes to financial statements.	109

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)

Materials (Cont.)
Texas Industries Inc.	5,627	$173,199
Thompson Creek Metals Company Inc. (a)	37,404	260,332
TPC Group Inc. (a)	3,309	77,199
Tredegar Corp.	5,999	133,238
U.S. Energy Corp. (a)	6,598	19,200
United States Lime & Minerals Inc. (a)	600	36,066
Universal Stainless & Alloy Products Inc. (a)	1,824	68,145
US Gold Corp. (a)	25,800	86,688
Verso Paper Corp. (a)	2,478	2,379
Vista Gold Corp. (a)	17,304	53,123
Wausau Paper Corp.	12,526	103,465
Worthington Industries Inc.	14,196	232,530
Zep Inc.	5,331	74,527
Zoltek Companies Inc. (a)	7,105	54,140

		12,210,633

Telecommunication Services (0.78%)
8x8 Inc. (a)	15,329	48,593
AboveNet Inc. (a)	5,794	376,668
Alaska Communications Systems Group Inc.	11,279	33,950
Atlantic Tele-Network Inc.	2,249	87,823
Boingo Wireless Inc. (a)	1,410	12,126
Cbeyond Inc. (a)	7,000	56,070
Cincinnati Bell Inc. (a)	50,085	151,758
Cogent Communications Group Inc. (a)	11,400	192,546
Consolidated Communications Holdings Inc.	6,408	122,072
FairPoint Communications Inc. (a)	5,294	22,923
General Communication Inc. Class A (a)	10,482	102,619
Globalstar Inc. (a)	25,072	13,539
HickoryTech Corp.	3,244	35,944
IDT Corp. Class B	3,305	31,001
inContact Inc. (a)	7,420	32,871
Iridium Communications Inc. (a)	10,783	83,137
Leap Wireless International Inc. (a)	15,074	140,037
Lumos Networks Corp.	3,750	57,525
Neutral Tandem Inc. (a)	7,800	83,382
NTELOS Holdings Corp.	3,750	76,425
Premiere Global Services Inc. (a)	12,840	108,755
Shenandoah Telecommunications Co.	6,038	63,278
SureWest Communications	3,429	41,251
Towerstream Corp. (a)	11,474	24,095
USA Mobility Inc.	5,566	77,200
Vonage Holdings Corp. (a)	34,179	83,739

		2,159,327

Utilities (3.65%)
Allete Inc.	7,851	329,585
American States Water Co.	4,678	163,262
Artesian Resources Corp. Class A	1,686	31,747
Atlantic Power Corp.	27,944	399,599
Avista Corp.	14,206	365,804
Black Hills Corp.	9,889	332,073

	Shares	Value
Common Stocks (Cont.)

Utilities (Cont.)
Cadiz Inc. (a)	3,002	$28,909
California Water Service Group	10,408	190,050
Central Vermont Public Service Corp.	3,427	120,288
CH Energy Group Inc.	3,826	223,362
Chesapeake Utilities Corp.	2,308	100,052
Cleco Corp.	15,080	574,548
Connecticut Water Service Inc.	2,224	60,337
Consolidated Water Co. Ltd.	3,594	30,837
Dynegy Inc. (a)	25,666	71,095
El Paso Electric Co.	10,432	361,364
Empire District Electric Co., The	10,330	217,860
Genie Energy Ltd. Class B	3,305	26,209
Idacorp Inc.	12,255	519,735
Laclede Group Inc., The	5,588	226,146
MGE Energy Inc.	5,659	264,671
Middlesex Water Co.	3,953	73,763
New Jersey Resources Corp.	10,276	505,579
Northwest Natural Gas Co.	6,575	315,140
NorthWestern Corp.	8,911	318,925
Ormat Technologies Inc.	4,405	79,422
Otter Tail Corp.	9,091	200,184
Pennichuck Corp.	1,170	33,731
Piedmont Natural Gas Company Inc.	17,805	605,014
PNM Resources Inc.	19,670	358,584
Portland General Electric Co.	18,837	476,388
SJW Corp.	3,648	86,239
South Jersey Industries Inc.	7,398	420,280
Southwest Gas Corp.	11,424	485,406
UIL Holdings Corp.	12,537	443,434
Unisource Energy Corp.	9,111	336,378
Unitil Corp.	2,623	74,441
WGL Holdings Inc.	12,752	563,893
York Water Co.	3,000	52,920

		10,067,254

Total Common Stocks (cost $262,675,774)		271,429,871

Registered Investment Companies (0.79%)

Financials (0.79%)
Apollo Investment Corp.	48,429	311,883
Arlington Asset Investment Corp. Class A	1,537	32,784
BlackRock Kelso Capital Corp.	17,710	144,514
Capital Southwest Corp.	757	61,733
Fifth Street Finance Corp.	18,142	173,619
Gladstone Capital Corp.	5,050	38,532
Gladstone Investment Corp.	5,110	37,150
Golub Capital BDC LLC Inc.	2,651	41,090
Harris & Harris Group Inc. (a)	8,000	27,680
Hercules Technology Growth Capital Inc.	10,948	103,349
Kohlberg Capital Corp.	4,761	30,042
Main Street Capital Corp.	5,600	118,944
MCG Capital Corp.	18,458	73,647
Medallion Financial Corp.	3,600	40,968
Medley Capital Corp.	2,747	28,569

110	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Registered Investment Companies (Cont.)

Financials (Cont.)
MVC Capital Inc.	5,754	$66,689
New Mountain Finance Corp.	1,818	24,379
NGP Capital Resources Co.	5,276	37,934
PennantPark Investment Corp.	10,990	110,889
Prospect Capital Corp.	26,829	249,241
Solar Capital Ltd.	9,100	201,019
Solar Senior Capital Ltd.	1,978	31,154
THL Credit Inc.	2,262	27,619
TICC Capital Corp.	8,400	72,660
Triangle Capital Corp.	5,457	104,338

		2,190,426

Total Registered Investment Companies (cost $3,104,332)		2,190,426

Short-term Investments (0.76%)
JPMorgan U.S. Government Money Market Fund	1,425,947	1,425,947

	Principal amount	Value
U.S. Treasury Bill (c)
0.021%, 05/03/2012	$680,000	$679,943

Total Short-term Investments (cost $2,105,898)		2,105,890

TOTAL INVESTMENTS (99.90%) (cost $267,886,004)		275,726,187

OTHER ASSETS, NET OF LIABILITIES (0.10%)		266,761

NET ASSETS (100.00%)		$275,992,948

(a)	Non-income producing security.
(b)	In accordance with the Trust’s Valuation Procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.
(c)	At December 31, 2011, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

ADR – American Depository Receipt

See accompanying notes to financial statements.	111

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

	Shares	Value
Common Stocks (97.53%)
Australia (8.43%)
AGL Energy Ltd.	8,579	$125,740
Alumina Ltd.	46,649	53,200
Amcor Ltd.	22,831	168,365
AMP Ltd.	52,066	216,740
Asciano Ltd.	18,010	82,893
ASX Ltd.	3,342	104,529
Australia & New Zealand Banking Group Ltd.	49,075	1,030,481
Bendigo and Adelaide Bank Ltd.	7,024	57,689
BGP Holdings PLC (a) (b)	183,756	0
BHP Billiton Ltd.	60,025	2,113,167
Boral Ltd.	13,782	50,746
Brambles Ltd.	27,937	204,590
Caltex Australia Ltd.	2,519	30,325
Campbell Brothers Ltd.	1,254	62,834
CFS Retail Property Trust	35,298	60,833
Coca-Cola Amatil Ltd.	10,549	124,187
Cochlear Ltd.	1,045	66,267
Commonwealth Bank of Australia	29,120	1,465,966
Computershare Ltd.	8,100	66,360
Crown Ltd.	8,609	71,235
CSL Ltd.	9,780	320,096
Dexus Property Group	88,581	75,199
Echo Entertainment Group Ltd. (a)	13,007	47,760
Fairfax Media Ltd.	44,224	32,567
Fortescue Metals Group Ltd.	23,621	103,161
Goodman Group	132,262	77,108
GPT Group	31,984	100,430
Harvey Norman Holdings Ltd.	10,827	20,321
Iluka Resources Ltd.	7,836	124,227
Incitec Pivot Ltd.	30,761	97,848
Insurance Australia Group Ltd.	38,386	116,998
James Hardie Industries SE CDI	8,057	56,202
Leighton Holdings Ltd.	2,900	56,475
Lend Lease Corp. Ltd.	10,208	74,756
Lynas Corporation Ltd. (a)	32,459	34,693
Macquarie Group Ltd.	6,493	157,990
Metcash Ltd.	14,152	58,478
Mirvac Group	62,708	75,683
National Australia Bank Ltd.	41,093	981,819
Newcrest Mining Ltd.	14,381	435,383
Onesteel Ltd.	26,354	18,868
Orica Ltd.	6,823	169,160
Origin Energy Ltd.	20,066	273,784
OZ Minerals Ltd.	5,943	60,846
Qantas Airways Ltd. (a)	21,256	31,741
QBE Insurance Group Ltd.	20,592	272,746
QR National Ltd.	31,721	110,959
Ramsay Health Care Ltd.	2,424	47,800
Rio Tinto Ltd.	8,198	505,610
Santos Ltd.	17,589	220,198
Sims Metal Management Ltd.	3,200	41,403
Sonic Healthcare Ltd.	7,081	81,695
SP Ausnet	24,719	23,766
Stockland	43,992	143,534
Suncorp Group Ltd.	23,943	205,217

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Sydney Airport	7,407	$20,152
Tabcorp Holding Ltd.	13,007	36,319
Tatts Group Ltd.	23,814	59,431
Telstra Corp. Ltd.	81,159	276,421
Toll Holdings Ltd.	12,395	53,499
Transurban Group	24,693	141,939
Wesfarmers Ltd.	18,789	566,913
Westfield Group	41,355	330,347
Westfield Retail Trust	53,538	136,349
Westpac Banking Corp.	56,588	1,157,564
Woodside Petroleum Ltd.	11,938	373,876
Woolworths Ltd.	22,715	583,146
WorleyParsons Ltd.	3,571	93,758

		15,240,382

Austria (0.24%)
Erste Group Bank AG	3,422	60,167
Immoeast Interim Shares (a) (b)	8,216	0
Immofinanz AG (a)	17,968	53,952
Immofinanz AG Interim Shares (a) (b)	7,204	0
Oesterreichische Elektrizitaetswirtschafts AG (Verbund) Class A	1,318	35,370
OMV AG	3,054	92,650
Raiffeisen Bank International AG	925	24,021
Telekom Austria AG	6,045	72,276
Vienna Insurance Group AG Wiener Versicherung Gruppe	730	28,930
VoestAlpine AG	2,100	58,897

		426,263

Belgium (0.93%)
Ageas	42,227	65,582
Anheuser-Busch InBev NV	14,983	917,327
Bekaert NV	748	23,994
Belgacom SA	2,887	90,573
Colruyt SA	1,360	51,485
Delhaize Group	1,880	105,613
Groupe Bruxelles Lambert SA	1,544	102,934
KBC GROEP NV	3,112	39,196
Mobistar SA	573	30,028
Solvay SA	1,132	93,265
UCB SA	1,885	79,314
Umicore SA	2,161	89,136

		1,688,447

Denmark (1.02%)
A P Moller-Maersk A/S Class A	10	62,404
A P Moller-Maersk A/S Class B	24	158,459
Carlsberg A/S Class B	1,989	140,258
Coloplast A/S Class B	423	60,836
Danske Bank A/S (a)	12,124	153,996
DSV A/S	3,748	67,215
Novo Nordisk A/S Class B	7,949	913,471
Novozymes A/S B Shares	4,305	132,899

112	See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Denmark (Cont.)
Tdc A/S	7,113	$57,045
Tryg A/S	462	25,661
Vestas Wind Systems A/S (a)	3,873	41,811
William Demant Holding A/S (a)	420	34,926

		1,848,981

Finland (0.82%)
Elisa OYJ	2,608	54,446
Fortum OYJ	8,330	177,780
Kesko OYJ	1,244	41,797
Kone Corp. OYJ Class B	2,897	150,353
Metso OYJ	2,422	89,808
Neste Oil OYJ	2,575	26,012
Nokia OYJ	69,779	340,655
Nokian Renkaat OYJ	2,041	65,722
Orion OYJ Class B	1,774	34,555
Pohjola Bank PLC	2,708	26,321
Sampo OYJ A Shares	7,907	196,179
Sanoma OYJ	1,601	18,369
Stora Enso OYJ R Shares	10,571	63,318
UPM-Kymmene OYJ	9,966	109,766
Wartsila OYJ Class B	3,097	89,465

		1,484,546

France (8.72%)
Accor SA	2,698	68,389
Aeroports de Paris (ADP)	661	45,341
Air Liquide SA	5,295	655,084
Alcatel-Lucent (a)	44,310	69,219
Alstom SA	3,816	115,717
Arkema	1,023	72,424
AtoS	891	39,104
AXA SA	32,427	421,575
BNP Paribas SA	18,014	707,599
Bouygues SA	3,542	111,603
Bureau Veritas SA	1,044	76,072
Cap Gemini SA	2,819	88,093
Carrefour SA	10,875	247,931
Casino Guichard Perrachon SA	1,023	86,167
Christian Dior SA	1,008	119,515
Cie Generale des Etablissments Michelln Class B	3,371	199,276
CNP Assurances	2,609	32,342
Compagnie de Saint-Gobain	7,551	289,913
Compagnie Generale de Geophysique-Veritas (a)	2,735	64,176
Credit Agricole SA	18,649	105,235
DANONE SA	10,907	685,633
Dassault Systemes SA	1,150	92,176
Edenred	2,913	71,708
Eiffage SA	792	19,173
Electricite de France	4,463	108,593
Essilor International SA	3,787	267,367
Eurazeo	596	21,209
European Aeronautic Defence and Space Co. NV	7,644	238,922

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Eutelsat Communications	1,802	$70,317
Fonciere des Regions	533	34,216
France Telecom SA	34,497	541,801
GDF Suez	23,097	631,347
Gecina SA	421	35,417
Groupe Eurotunnel SA	10,072	68,568
ICADE	451	35,484
Iliad SA	364	44,920
Imerys SA	652	30,033
JC Decaux SA (a)	1,333	30,701
Klepierre	1,999	57,022
Lafarge SA	3,695	129,886
Lagardere SCA	2,130	56,238
Legrand SA	4,213	135,499
L’Oreal SA	4,487	468,649
LVMH Moet Hennessy Louis Vuitton SA	4,743	671,566
Natixis	17,894	45,022
Neopost SA	590	39,753
Pernod Ricard SA	3,701	343,253
Peugeot SA	2,951	46,252
PPR SA	1,415	202,640
Publicis Groupe	2,703	124,349
Renault SA	3,537	122,684
Safran SA	3,069	92,172
Sanofi	21,410	1,572,535
Schneider Electric SA	9,193	484,012
SCOR SE	3,304	77,228
SES FDR	5,664	135,947
Societe BIC SA	554	49,116
Societe Generale	12,397	276,051
Societe Television Francaise 1	2,151	20,996
Sodexo	1,741	124,990
STMicroelectronics NV	11,700	69,520
Suez Environnement Co.	5,216	60,089
Technip SA	1,850	173,879
Thales SA	1,932	61,016
Total SA	39,670	2,028,043
Unibail-Rodamco SE	1,729	310,825
Vallourec SA	2,115	137,305
Veolia Environnement	6,746	73,943
Vinci SA	8,495	371,180
Vivendi	23,224	508,576
Wendel	630	41,992

		15,754,588

Germany (7.21%)
Adidas AG	3,928	255,513
Allianz SE Reg.	8,485	811,659
Axel Springer AG	771	33,134
BASF SE	17,158	1,196,722
Bayer AG	15,442	987,299
Bayerische Motoren Werke (BMW) AG	6,173	413,532
Beiersdorf AG	1,865	105,772
Brenntag AG	643	59,877
Celesio AG	1,666	26,392
Commerzbank AG (a)	65,911	111,153

See accompanying notes to financial statements.	113

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Continental AG (a)	1,476	$91,877
Daimler AG Registered Shares	16,894	741,663
Deutsche Bank AG Reg.	17,510	667,066
Deutsche Boerse AG New (a)	3,621	189,849
Deutsche Lufthansa AG Reg.	4,325	51,414
Deutsche Post AG	15,704	241,460
Deutsche Telekom AG	52,408	601,305
E.On AG	33,628	725,529
Fraport AG	731	35,952
Fresenius Medical Care AG & Co. KGaA	3,888	264,182
Fresenius SE & Co. KGaA	2,132	197,238
GEA Group AG	3,221	91,088
Hannover Rueckversicherung AG Reg.	1,095	54,314
HeidelbergCement AG	2,594	110,085
Henkel AG & Co. KGaA	2,455	118,834
Hochtief AG	815	47,145
Infineon Technologies AG	20,159	151,744
K+S AG Reg.	3,214	145,257
Kabel Deutschland Holding AG (a)	1,725	87,551
Lanxess AG	1,532	79,312
Linde AG	3,220	479,053
MAN AG	1,172	104,208
Merck KGaA	1,202	119,835
Metro AG	2,423	88,434
Muenchener Rueckversicherungs Gesellschaft AG Reg.	3,344	410,205
QIAGEN NV (a)	4,488	61,862
RWE AG	9,109	320,079
Salzgitter AG	753	37,648
SAP AG	17,192	908,943
Siemens AG Reg.	15,368	1,470,670
Suedzucker AG	1,221	38,954
ThyssenKrupp AG	7,186	164,851
United Internet AG Reg.	1,933	34,525
Volkswagen AG	549	73,646
Wacker Chemie AG	301	24,212

		13,031,043

Greece (0.08%)
Coca-Cola Hellenic Bottling Co. SA (a)	3,442	58,136
Hellenic Telecommunications Organization SA	4,860	17,549
National Bank of Greece SA (a)	18,232	38,463
OPAP SA	4,278	37,816

		151,964

Hong Kong (2.74%)
AIA Group Ltd.	157,619	492,141
ASM Pacific Technology Ltd.	3,600	40,396
Bank of East Asia Ltd.	29,317	110,978
BOC Hong Kong Holdings Ltd.	69,000	163,469
Cathay Pacific Airways Ltd.	23,494	40,293
Cheung Kong Holdings Ltd.	25,364	301,758

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Cheung Kong Infrastructure Holdings Ltd.	9,175	$53,751
CLP Holdings Ltd.	36,005	306,198
First Pacific Company Ltd.	39,425	41,117
Foxconn International Holdings Ltd. (a)	42,000	27,093
Galaxy Entertainment Group Ltd. (a)	23,880	43,661
Hang Lung Group Ltd.	16,000	87,657
Hang Lung Properties Ltd.	46,000	130,894
Hang Seng Bank Ltd.	14,343	170,178
Henderson Land Development Co. Ltd.	16,881	83,899
Hong Kong & China Gas Co. Ltd.	88,499	205,107
Hong Kong Exchanges & Clearing Ltd.	19,300	308,388
Hopewell Holdings Ltd.	10,500	26,850
Hutchison Whampoa Ltd.	39,700	332,512
Hysan Development Co. Ltd.	11,856	38,927
Kerry Properties Ltd.	13,657	45,192
Li & Fung Ltd.	105,240	194,583
Lifestyle International Holdings Ltd.	10,500	23,145
Link REIT, The	41,044	151,142
MTR Corp.	26,688	86,422
New World Development Co. Ltd.	69,357	55,903
NWS Holdings Ltd.	25,260	37,207
Orient Overseas International Ltd.	4,400	25,692
PCCW Ltd.	81,000	27,846
Power Assets Holdings Ltd.	25,982	192,190
Sands China Ltd. (a)	44,853	126,764
Shangri-La Asia Ltd.	26,283	45,347
Sino Land Co. Ltd.	52,479	74,733
SJM Holdings Ltd.	32,022	51,950
Sun Hung Kai Properties Ltd.	26,000	325,896
Swire Pacific Ltd. Class A	13,321	160,797
Wharf Holdings Ltd.	28,700	129,705
Wheelock and Co. Ltd.	18,000	44,591
Wing Hang Bank Ltd.	3,252	26,651
Wynn Macau Ltd.	29,936	75,085
Yue Yuen Industrial Holdings Ltd.	14,000	44,254

		4,950,362

Ireland (0.28%)
CRH PLC (Dublin)	13,370	265,791
Elan Corp. PLC (a)	9,346	129,670
Kerry Group PLC Class A	2,652	97,084
Ryanair Holdings PLC (a)	3,431	16,106

		508,651

Israel (0.64%)
Bank Hapoalim B.M.	20,381	66,421
Bank Leumi Le-Israel	21,485	61,507
Bezeq The Israeli Telecommunication Corporation Ltd.	33,862	62,037
Cellcom Israel Ltd.	971	16,238
Delek Group Ltd.	78	14,679
Elbit Systems Ltd.	455	18,685
Israel Chemicals Ltd.	8,329	86,328

114	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Israel (Cont.)
Israel Corporation Ltd., The	45	$28,103
Israel Discount Bank Class A (a)	14,983	20,051
Mizrahi Tefahot Bank Ltd.	2,374	18,769
NICE Systems Ltd. (a)	1,063	36,149
Partner Communications Company Ltd.	1,670	14,750
Teva Pharmaceutical Industries Ltd.	17,555	706,622

		1,150,339

Italy (2.22%)
A2A SpA	20,416	19,197
Assicurazioni Generali SpA	21,691	326,496
Atlantia SpA	5,733	91,785
Autogrill SpA	2,144	20,923
Banca Carige SpA	12,622	24,177
Banca Monte Dei Paschi di Siena SpA	94,830	30,917
Banco Popolare Societa Cooperativa	33,734	43,660
Enel Green Power SpA	33,575	70,136
Enel SpA	122,604	498,891
Eni SpA	44,884	930,039
EXOR SpA	1,287	25,902
Fiat Industrial SpA (a)	14,133	121,182
Fiat SpA	14,506	66,649
Finmeccanica SpA	7,705	28,501
Intesa Sanpaolo	189,063	316,635
Intesa Sanpaolo RSP	18,229	22,732
Luxottica Group SpA	2,135	59,962
Mediaset SpA	14,001	38,742
Mediobanca SpA	9,887	56,892
Pirelli & Co. SpA	4,188	35,259
Prysmian SpA	3,927	48,767
Saipem SpA	4,935	209,817
Snam Rete Gas SpA	29,757	131,175
Telecom Italia RNC SpA	111,414	99,785
Telecom Italia SpA	173,646	186,760
Tenaris SA	8,786	162,382
Terna - Rete Elettrica Nationale SpA	22,983	77,458
UBI Banca - Unione di Banche Italiane ScpA	14,865	60,911
UniCredit SpA	25,389	210,957

		4,016,689

Japan (21.19%)
ABC-Mart Inc.	500	19,014
Advantest Corp.	2,800	26,665
Aeon Co. Ltd.	11,400	156,552
Aeon Credit Service Co. Ltd.	1,400	22,118
Aeon Mall Co. Ltd.	1,400	29,721
Air Water Inc.	2,769	35,256
Aisin Seiki Co. Ltd.	3,500	99,766
Ajinomoto Co. Inc.	12,000	144,056
Alfresa Holdings Corp.	700	29,512
All Nippon Airways Co. Ltd.	15,000	41,899
Amada Co. Ltd.	7,000	44,381
Aozora Bank Ltd.	11,000	30,298

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Asahi Glass Co. Ltd.	19,000	$159,465
Asahi Group Holdings Ltd.	7,300	160,283
Asahi Kasei Corp.	23,000	138,651
ASICS Corp.	3,000	33,831
Astellas Pharma Inc.	8,298	337,440
Bank of Kyoto Ltd., The	6,000	51,682
Bank of Yokohama Ltd., The	23,000	108,770
Benesse Holdings Inc.	1,300	62,914
Bridgestone Corp.	12,100	274,321
Brother Industries Ltd.	4,300	52,793
Canon Inc.	21,200	939,223
Casio Computer Co. Ltd.	4,800	29,123
Central Japan Railway Co.	28	236,456
Chiba Bank Ltd., The	14,000	90,217
Chiyoda Corp.	3,077	31,302
Chubu Electric Power Co. Inc.	12,800	238,971
Chugai Pharmaceutical Co. Ltd.	4,300	70,894
Chugoku Bank Ltd., The	3,000	41,821
Chugoku Electric Power Company Inc., The	5,500	96,395
Citizen Holdings Co. Ltd.	4,800	27,876
Coca-Cola West Co. Ltd.	1,299	22,530
Cosmo Oil Co. Ltd.	11,000	30,726
Credit Saison Co. Ltd.	2,800	56,131
Dai Nippon Printing Co. Ltd.	10,000	96,141
Daicel Chemical Industries Ltd.	5,000	30,466
Daido Steel Co. Ltd.	5,000	31,376
Daihatsu Motor Co. Ltd.	4,000	71,404
Dai-ichi Life Insurance Company Ltd.	168	165,228
Daiichi Sankyo Co. Ltd.	12,540	248,617
Daikin Industries Ltd.	4,400	120,504
Dainippon Sumitomo Pharma Co. Ltd.	3,000	34,182
Daito Trust Construction Co. Ltd.	1,400	120,047
Daiwa House Industry Co. Ltd.	9,000	107,341
Daiwa Securities Group Inc.	30,000	93,543
DeNA Co. Ltd.	1,900	56,998
Denki Kagaku Kogyo KK	9,000	33,325
Denso Corp.	9,100	251,352
Dentsu Inc.	3,316	101,199
East Japan Railway Co.	6,413	408,259
Eisai Co. Ltd.	4,700	194,485
Electric Power Development Co. Ltd.	2,100	55,849
Elpida Memory Inc. (a)	4,900	22,791
FamilyMart Co. Ltd.	1,200	48,486
Fanuc Corp.	3,600	550,968
Fast Retailing Co. Ltd.	1,000	181,889
Fuji Electric Co. Ltd.	10,000	27,413
Fuji Heavy Industries Ltd.	11,000	66,454
FUJIFILM Holdings Corp.	8,700	206,056
Fujitsu Ltd.	35,000	181,889
Fukuoka Financial Group Inc.	15,000	62,947
Furukawa Electric Co. Ltd.	12,000	27,595
Gree Inc.	1,779	61,295
GS Yuasa Corp.	6,000	32,272
Gunma Bank Ltd.	7,000	38,470
Hachijuni Bank Ltd., The	7,549	43,056

See accompanying notes to financial statements.	115

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Hakuhodo DY Holdings Inc.	400	$22,970
Hamamatsu Photonics K.K.	1,293	45,239
Hino Motors Ltd.	5,000	30,336
Hirose Electric Co. Ltd.	600	52,618
Hiroshima Bank Ltd., The	9,000	41,860
Hisamitsu Pharmaceutical Co. Inc.	1,200	50,825
Hitachi Chemical Co. Ltd.	1,900	33,473
Hitachi Construction Machinery Co. Ltd.	2,100	35,359
Hitachi High-Technologies Corp.	1,200	26,036
Hitachi Ltd.	85,000	446,148
Hitachi Metals Ltd.	3,000	32,623
Hokkaido Electric Power Co. Inc.	3,300	46,990
Hokuhoku Financial Group Inc.	24,000	46,771
Hokuriku Electric Power Co.	3,100	57,876
Honda Motor Co. Ltd.	30,400	927,364
Hoya Corp.	8,100	174,481
Ibiden Co. Ltd.	2,300	45,480
Idemitsu Kosan Co. Ltd.	400	41,263
IHI Corp.	25,000	60,738
INPEX Corp.	41	258,347
Isetan Mitsukoshi Holdings Ltd.	7,240	75,909
Isuzu Motors Ltd.	22,000	101,754
Itochu Corp.	28,000	284,474
Itochu Techno-Solutions Corp.	500	22,444
Iyo Bank Ltd., The	5,000	49,370
J. Front Retailing Co. Ltd.	8,600	41,564
Japan Petroleum Exploration Co.	500	19,553
Japan Prime Realty Investment Corp.	13	30,621
Japan Real Estate Investment Corp.	9	70,157
Japan Retail Fund Investment Corp.	35	51,838
Japan Steel Works Ltd., The	6,000	41,705
Japan Tobacco Inc.	84	395,063
JFE Holdings Inc.	8,500	153,943
JGC Corp.	4,000	96,037
Joyo Bank Ltd., The	12,000	53,008
JS Group Corp.	5,100	97,733
JSR Corp.	3,300	60,881
JTEKT Corp.	4,300	42,290
Jupiter Telecommunications Co. Ltd.	33	33,442
JX Holdings Inc.	42,300	255,548
Kajima Corp.	15,000	45,992
Kamigumi Co. Ltd.	4,000	34,507
Kaneka Corp.	5,000	26,634
Kansai Electric Power Company Inc., The	14,100	216,345
Kansai Paint Co. Ltd.	4,000	35,702
Kao Corp.	9,800	267,759
Kawasaki Heavy Industries Ltd.	27,000	67,351
Kawasaki Kisen Kaisha Ltd.	13,000	23,477
KDDI Corp.	54	347,278
Keikyu Corp.	9,000	80,798
Keio Corp.	11,000	77,602
Keisei Electric Railway Co. Ltd.	5,000	36,768
Keyence Corp.	770	185,672
Kikkoman Corp.	3,000	34,455
Kinden Corp.	2,000	16,890

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Kintetsu Corp.	31,000	$121,229
Kirin Holdings Co. Ltd.	15,000	182,409
Kobe Steel Ltd.	48,000	74,211
Koito Manufacturing Company Ltd.	1,924	26,996
Komatsu Ltd.	17,700	413,698
Konami Corp.	1,700	50,909
Konica Minolta Holdings Inc.	9,000	67,117
Kubota Corp.	22,000	184,358
Kuraray Co. Ltd.	6,600	93,894
Kurita Water Industries Ltd.	2,200	57,165
Kyocera Corp.	2,800	225,179
Kyowa Hakko Kirin Co. Ltd.	5,000	61,193
Kyushu Electric Power Co. Inc.	7,500	107,380
Lawson Inc.	1,100	68,670
Mabuchi Motor Co. Ltd.	500	20,820
Makita Corp.	2,100	67,963
Marubeni Corp.	31,000	188,892
Marui Group Co. Ltd.	4,400	34,299
Maruichi Steel Tube Ltd.	1,000	22,307
Mazda Motor Corp. (a)	29,000	51,241
McDonald’s Holdings Company Ltd. (Japan)	1,300	35,080
MEDIPAL HOLDINGS CORP.	2,900	30,292
MEIJI Holdings Company Ltd.	1,268	52,634
Miraca Holdings Inc.	1,090	43,405
Mitsubishi Chemical Holdings Corp.	25,000	137,716
Mitsubishi Corp.	26,500	535,371
Mitsubishi Electric Corp.	36,000	345,173
Mitsubishi Estate Co. Ltd.	23,000	343,640
Mitsubishi Gas Chemical Co. Inc.	7,000	38,833
Mitsubishi Heavy Industries Ltd.	57,000	242,900
Mitsubishi Logistics Corp.	2,000	22,216
Mitsubishi Materials Corp.	21,000	57,022
Mitsubishi Motors Corp. (a)	71,968	85,086
Mitsubishi Tanabe Pharma Corp.	4,300	68,045
Mitsubishi UFJ Financial Group Inc.	238,000	1,011,121
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,050	41,607
Mitsui & Co. Ltd.	32,400	503,869
Mitsui Chemicals Inc.	15,000	45,797
Mitsui Fudosan Co. Ltd.	16,000	233,234
Mitsui OSK Lines Ltd.	21,000	81,304
Mitsui Sumitomo Insurance Group Holdings Inc.	10,600	196,383
Mizuho Financial Group Inc.	425,929	575,505
Murata Manufacturing Co. Ltd.	3,800	195,258
Nabtesco Corp.	1,745	31,808
Namco Bandai Holdings Inc.	3,700	52,685
NEC Corp. (a)	49,000	99,311
NGK Insulators Ltd.	5,000	59,374
NGK Spark Plug Co. Ltd.	3,000	37,222
NHK Spring Co. Ltd.	3,000	26,582
Nidec Corp.	2,000	173,834
Nikon Corp.	6,300	140,291
Nintendo Co. Ltd.	1,800	247,889
Nippon Building Fund Inc.	10	81,850
Nippon Electric Glass Co. Ltd.	7,500	74,250

116	See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Nippon Express Co. Ltd.	16,000	$62,362
Nippon Meat Packers Inc.	3,000	37,261
Nippon Paper Group Inc.	1,800	39,288
Nippon Sheet Glass Co. Ltd.	17,000	31,805
Nippon Steel Corp.	96,000	239,470
Nippon Telegraph & Telephone Corp.	9,013	460,779
Nippon Yusen Kabushiki Kaish	29,000	74,224
Nishi-Nippon City Bank Ltd., The	12,000	34,455
Nissan Motor Co. Ltd.	46,400	417,160
Nisshin Seifun Group Inc.	3,300	40,001
Nisshin Steel Co. Ltd.	12,000	18,397
Nissin Foods Holdings Co. Ltd.	1,100	43,088
Nitori Holdings Co. Ltd.	700	65,662
Nitto Denko Corp.	3,100	110,919
NKSJ Holdings Inc.	6,900	135,364
NOK Corp.	2,000	34,377
Nomura Holdings Inc.	67,700	204,938
Nomura Real Estate Holdings Inc.	1,800	26,800
Nomura Real Estate Office Fund Inc.	5	25,692
Nomura Research Institute Ltd.	2,000	45,212
NSK Ltd.	8,000	51,968
NTN Corp.	9,000	36,248
NTT Data Corp.	23	73,449
NTT DoCoMo Inc.	286	525,776
NTT Urban Development Corp.	23	15,688
Obayashi Corp.	12,000	53,319
Odakyu Electric Railway Co. Ltd.	12,000	115,993
Oji Paper Co. Ltd.	16,000	82,110
Olympus Corp.	4,100	53,907
Omron Corp.	3,800	76,375
Ono Pharmaceutical Co. Ltd.	1,500	84,189
Oracle Corp. Japan	700	23,164
Oriental Land Co. Ltd.	900	95,063
Orix Corp.	1,960	161,954
Osaka Gas Co. Ltd.	35,000	138,236
OTSUKA Corp.	300	20,657
Otsuka Holdings Co. Ltd.	4,731	133,011
Panasonic Corp.	41,100	349,219
Rakuten Inc.	136	146,301
Resona Holdings Inc.	35,495	156,331
Ricoh Co. Ltd.	12,000	104,612
RINNAI Corp.	600	42,952
Rohm Co. Ltd.	1,800	83,955
Sankyo Co. Ltd.	1,000	50,604
Sanrio Co. Ltd.	800	41,107
Santen Pharmaceutical Co. Ltd.	1,400	57,659
SBI Holdings Inc.	400	29,310
Secom Co. Ltd.	3,900	179,875
Sega Sammy Holdings Inc.	3,926	84,824
Seiko Epson Corp.	2,600	34,556
Sekisui Chemical Co. Ltd.	8,000	66,000
Sekisui House Ltd.	11,000	97,609
Seven & I Holdings Co. Ltd.	14,080	392,381
Seven Bank Ltd.	11,000	21,580
Sharp Corp.	19,000	166,130
Shikoku Electric Power Co. Inc.	3,400	97,446

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Shimadzu Corp.	4,000	$33,883
Shimamura Co. Ltd.	400	40,899
Shimano Inc.	1,400	68,026
Shimizu Corp.	11,000	46,161
Shin-Etsu Chemical Co. Ltd.	7,700	379,148
Shinsei Bank Ltd.	26,000	27,024
Shionogi & Co. Ltd.	5,700	73,240
Shiseido Co. Ltd.	6,700	123,171
Shizuoka Bank Ltd., The	11,000	115,902
Showa Denko K.K.	28,000	56,749
Showa Shell Sekiyu K.K.	3,400	22,926
SMC Corp.	1,000	161,362
Softbank Corp.	16,700	491,866
Sojitz Corp.	22,100	34,168
Sony Corp.	18,700	335,759
Sony Financial Holdings Inc.	3,200	47,146
Square Enix Holdings Co. Ltd.	1,200	23,557
Stanley Electric Co. Ltd.	2,800	41,143
SUMCO Corp. (a)	2,300	17,003
Sumitomo Chemical Co. Ltd.	29,000	105,872
Sumitomo Corp.	21,200	287,000
Sumitomo Electric Industries Ltd.	14,300	155,689
Sumitomo Heavy Industries Ltd.	10,000	58,334
Sumitomo Metal Industries Ltd.	64,000	116,409
Sumitomo Metal Mining Co. Ltd.	10,000	128,492
Sumitomo Mitsui Financial Group Inc.	25,089	698,854
Sumitomo Mitsui Trust Holdings Inc.	58,000	170,300
Sumitomo Realty & Development Co. Ltd.	7,000	122,593
Sumitomo Rubber Industries Ltd.	3,100	37,214
Suruga Bank Ltd.	3,000	26,855
Suzuken Co. Ltd.	1,280	35,488
Suzuki Motor Corp.	6,298	130,264
Sysmex Corp.	1,400	45,618
T&D Holdings Inc.	10,700	99,674
Taisei Corp.	19,000	48,136
Taisho Pharmaceutical Holdings Co. Ltd. (a)	700	54,021
Taiyo Nippon Sanso Corp.	5,000	34,884
Takashimaya Co. Ltd.	5,000	36,183
Takeda Pharmaceutical Co. Ltd.	14,800	649,916
TDK Corp.	2,300	101,897
Teijin Ltd.	18,000	55,424
Terumo Corp.	3,100	145,998
THK Co. Ltd.	2,200	43,360
Tobu Railway Co. Ltd.	19,000	97,012
Toho Co. Ltd.	2,200	39,215
Toho Gas Co. Ltd.	8,000	50,929
Tohoku Electric Power Co. Inc.	8,400	80,650
Tokio Marine Holdings Inc.	13,500	299,045
Tokyo Electric Power Company Inc., The (a)	26,900	63,956
Tokyo Electron Ltd.	3,200	162,765
Tokyo Gas Co. Ltd.	46,000	211,563
Tokyu Corp.	21,000	103,404
Tokyu Land Corp.	8,000	30,246

See accompanying notes to financial statements.	117

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
TonenGeneral Sekiyu KK	5,000	$54,632
Toppan Printing Co. Ltd.	10,000	73,535
Toray Industries Inc.	27,000	193,283
Toshiba Corp.	75,000	306,938
Tosoh Corp.	10,000	26,764
Toto Ltd.	5,000	38,586
Toyo Seikan Kaisha Ltd.	2,800	38,197
Toyo Suisan Kaisha Ltd.	2,000	48,460
Toyoda Gosei Co. Ltd.	1,200	19,130
Toyota Boshoku Corp.	1,400	14,606
Toyota Industries Corp.	3,400	92,543
Toyota Motor Corp.	51,500	1,716,221
Toyota Tsusho Corp.	3,900	68,961
Trend Micro Inc. (a)	2,000	59,790
Tsumura & Co.	1,100	32,441
UBE Industries Ltd.	19,000	52,085
Unicharm Corp.	2,100	103,540
Ushio Inc.	2,000	28,894
USS Co. Ltd.	420	37,978
West Japan Railway Co.	3,200	139,067
Yahoo Japan Corp.	272	87,604
Yakult Honsha Co. Ltd.	1,800	56,710
Yamada Denki Co. Ltd.	1,550	105,522
Yamaguchi Financial Group Inc.	4,000	38,197
Yamaha Corp.	2,900	26,600
Yamaha Motor Co. Ltd.	5,400	68,333
Yamato Holdings Co. Ltd.	7,500	126,380
Yamato Kogyo Co. Ltd.	800	22,970
Yamazaki Baking Co. Ltd.	2,000	26,270
Yaskawa Electric Corp.	4,000	34,039
Yokogawa Electric Corp. (a)	4,200	37,925

		38,294,234

Netherlands (2.61%)
Aegon NV (a)	31,865	127,890
Akzo Nobel NV	4,305	208,161
ArcelorMittal	16,102	294,469
ASML Holding NV	8,142	342,215
Corio NV	1,163	50,583
Delta Lloyd NV	1,937	32,591
Fugro NV	1,297	75,363
Heineken Holding NV	2,185	89,419
Heineken NV	4,891	226,430
ING Groep NV (a)	71,332	513,307
Koninklijke Ahold NV	21,682	291,984
Koninklijke Boskalis Westminster NV CVA	1,279	46,995
Koninklijke DSM NV	2,876	133,443
Koninklijke KPN NV	27,478	328,784
Koninklijke Philips Electronics NV	18,920	398,652
Koninklijke Vopak NV	1,299	68,636
Randstad Holding NV	2,287	67,664
Reed Elsevier NV	13,033	151,930
SBM Offshore NV	3,176	65,440
Tnt Express Nv	6,537	48,851
Unilever NV CVA	30,475	1,047,981

	Shares	Value
Common Stocks (Cont.)
Netherlands (Cont.)
Wolters Kluwer - CVA	5,648	$97,624

		4,708,412

New Zealand (0.12%)
Auckland International Airport Ltd.	18,043	35,393
Contact Energy Ltd. (a)	6,557	26,898
Fletcher Building Ltd.	12,554	60,000
Sky City Entertainment Group Ltd.	10,408	27,870
Telecom Corp. of New Zealand Ltd.	36,499	58,810

		208,971

Norway (0.91%)
Aker Solutions ASA	3,204	33,723
DnB NOR ASA	18,208	178,249
Gjensidige Forsikring Asa	3,900	45,189
Norsk Hydro ASA	17,016	78,923
Orkla ASA	14,531	108,481
Seadrill Ltd.	6,146	205,523
Statoil ASA	20,859	535,351
Subsea 7 SA (a)	5,235	97,158
Telenor ASA	13,466	220,874
Yara International ASA	3,486	139,886

		1,643,357

Portugal (0.21%)
Banco Espirito Santo SA Reg.	10,333	18,054
CIMPOR-Cimentos de Portugal SGPS SA	3,597	24,753
EDP Renovaveis SA (a)	4,124	25,236
Energias de Portugal SA	35,503	109,866
Galp Energia SGPS SA B Shares	4,232	62,331
Jeronimo Martins SGPS SA (a)	4,129	68,349
Portugal Telecom SGPS SA	12,356	71,163

		379,752

Singapore (1.64%)
Ascendas Real Estate
Investment Trust	34,000	47,970
Capitaland Ltd.	47,000	80,082
Capitamall Trust	41,000	53,737
CapitaMalls Asia Ltd.	26,807	23,354
City Developments Ltd.	9,000	61,756
Comfortdelgro Corp. Ltd.	36,000	39,274
Cosco Corp. Singapore Ltd.	19,000	12,818
DBS Group Holdings Ltd.	33,086	293,860
Fraser and Neave Ltd.	16,894	80,755
Genting Singapore PLC (a)	114,000	132,717
Global Logistic Properties Ltd. (a)	35,726	48,340
Golden Agri-Resources Ltd.	125,330	69,088
Hutchison Port Holdings Trust	100,000	62,000
Jardine Cycle & Carriage Ltd.	1,863	69,116
Keppel Corp. Ltd.	26,400	189,291
Keppel Land Ltd.	14,101	24,135
Neptune Orient Lines Ltd.	17,000	14,744
Noble Group Ltd.	72,800	63,424

118	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Singapore (Cont.)
Olam International Ltd.	27,798	$45,650
Oversea-Chinese Banking Corporation Ltd.	47,797	288,540
Sembcorp Industries Ltd.	18,220	56,891
Sembcorp Marine Ltd.	15,800	46,533
Singapore Airlines Ltd.	10,267	80,423
Singapore Exchange Ltd.	16,000	75,618
Singapore Press Holdings Ltd.	28,000	79,658
Singapore Technologies Engineering Ltd.	29,000	60,144
Singapore Telecommunications Ltd.	149,450	356,039
StarHub Ltd.	12,000	26,923
United Overseas Bank Ltd.	23,881	281,148
UOL Group Ltd.	8,639	26,642
Wilmar International Ltd.	36,000	138,776
Yangzijiang Shipbuilding Holdings Ltd.	36,548	25,642

		2,955,088

Spain (3.21%)
Abertis Infraestructuras SA	7,140	114,033
Acciona SA	474	40,937
Acerinox SA	1,980	25,396
ACS Actividades de Construccion y Servicios SA	2,567	76,082
Amadeus IT Holding SA A Shares	5,884	95,459
Banco Bilbao Vizcaya Argentaria SA	85,497	739,172
Banco de Sabadell SA	21,240	80,655
Banco Popular Espanol SA	18,414	83,890
Banco Santander SA (Madrid)	157,563	1,197,046
Bankia Sa (a)	16,625	77,353
Bankinter SA	4,103	25,224
CaixaBank	14,181	69,653
Distribuidora Internacional de Alimentacion SA (a)	11,086	50,146
Enagas SA	3,355	62,050
Ferrovial SA	6,755	81,525
Fomento de Construcciones y Contratas SA	994	25,781
Gas Natural SDG SA	6,458	110,872
Grifols SA (a)	2,289	38,513
Grifols SA Class B (a)	247	2,685
Iberdrola SA	71,984	450,827
Indra Sistemas SA	1,989	25,323
Industria de Diseno Textil SA	4,076	333,825
International Consolidated Airlines Group SA (a)	17,929	40,376
Mapfre SA	14,174	45,036
Red Electrica Corporacion SA	2,041	87,343
Repsol YPF SA	14,823	455,348
Telefonica SA	76,674	1,328,265
Zardoya Otis SA	2,723	37,359

		5,800,174

Sweden (3.02%)
Alfa Laval AB	6,241	118,253
Assa Abloy AB Class B	5,847	146,641

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Atlas Copco AB Class A	12,529	$269,439
Atlas Copco AB Class B	7,269	138,154
Boliden AB	5,049	73,732
Electrolux AB Series B	4,525	72,129
Getinge AB B Shares	3,687	93,433
Hennes & Mauritz AB (H&M) B Shares	19,117	614,728
Hexagon AB B Shares	4,862	72,696
Holmen AB Class B	962	27,635
Husqvarna AB B Shares	8,301	38,248
Industrivarden AB C Shares	2,307	27,522
Investor AB B Shares	8,497	158,530
Kinnevik Investment AB B Shares	3,925	76,480
Lundin Petroleum AB (a)	4,181	102,793
Millicom International Cellular SA SDR	1,435	143,770
Modern Times Group B Shares	896	42,808
Nordea Bank AB	49,113	380,013
Ratos AB B Shares	3,562	41,794
Sandvik AB	18,761	230,217
Scania AB Class B	5,897	87,400
Securitas AB Class B	5,922	51,114
Skandinaviska Enskilda Banken AB Class A	26,151	152,337
Skanska AB Class B	7,370	122,083
SKF AB B Shares	7,282	154,062
SSAB Svenskt Stal AB Series A	3,017	26,588
Svenska Cellulosa AB B Shares	10,773	159,668
Svenska Handelsbanken AB A Shares	9,178	241,384
Swedbank AB - A Shares	15,082	195,372
Swedish Match AB	4,007	142,244
Tele2 AB Class B	5,918	115,143
Telefonaktiebolaget LM Ericsson B Shares	56,197	574,868
TeliaSonera AB	40,751	276,941
Volvo AB B Shares	26,002	284,501

		5,452,720

Switzerland (8.43%)
ABB Ltd. Reg. (a)	40,874	769,352
Actelion Ltd. Reg. (a)	2,113	72,548
Adecco SA Reg. (a)	2,435	102,009
Aryzta AG	1,552	75,014
Baloise Holding AG Reg.	894	61,294
Barry Callebaut AG Reg. (a)	34	33,500
Compagnie Financiere Richemont SA Class A	9,736	492,449
Credit Suisse Group AG Reg. (a)	21,217	498,519
GAM Holding AG (a)	3,532	38,355
Geberit AG Reg. (a)	731	140,861
Givaudan SA Reg. (a)	154	146,737
Holcim Ltd. Reg. (a)	4,595	245,820
Julius Baer Group Ltd. (a)	3,851	150,629
Kuehne & Nagel International AG Reg.	1,002	112,542
Lindt & Spruengli AG	16	47,596
Lindt & Spruengli AG Reg.	2	66,837

See accompanying notes to financial statements.	119

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
Lonza Group AG Reg. (a)	914	$54,005
Nestle SA Reg.	61,697	3,546,937
Novartis AG	43,611	2,493,251
Pargesa Holding SA	503	32,934
Partners Group Holding AG	245	42,750
Roche Holding AG	13,127	2,224,868
Schindler Holding AG (a)	898	104,590
Schindler Holding AG Reg.	401	46,576
SGS SA Reg	102	168,860
Sika AG	37	69,722
Sonova Holding AG Reg. (a)	909	95,081
Straumann Holding AG Reg.	153	26,404
Sulzer AG Reg.	461	49,275
Swatch Group AG Reg., The	842	56,115
Swatch Group AG, The	579	216,670
Swiss Life Holding AG Reg. (a)	586	53,902
Swiss Re Ag (a)	6,425	327,440
Swisscom AG	437	165,579
Syngenta AG Reg. (a)	1,765	516,741
Synthes Inc. (c)	1,223	205,070
Transocean Ltd. (a)	6,452	249,137
UBS AG Reg. (a)	67,809	807,095
Zurich Financial Services AG (a)	2,741	620,103

		15,227,167

United Kingdom (22.86%)
3i Group PLC	18,448	51,856
Admiral Group PLC	3,937	52,093
Aggreko Plc	4,955	155,208
AMEC PLC	6,174	87,013
Anglo American PLC	24,704	912,711
Antofagasta PLC	7,341	138,517
ARM Holdings PLC	25,141	231,142
Associated British Foods PLC	6,686	114,944
AstraZeneca PLC	25,105	1,159,895
Aviva PLC	53,863	251,617
Babcock International Group PLC	6,564	74,976
BAE Systems PLC	63,313	280,325
Balfour Beatty PLC	13,210	54,324
Barclays PLC	215,978	590,496
BG Group PLC	63,365	1,354,556
BHP Billiton PLC	39,451	1,150,296
BP PLC	354,124	2,532,541
British American Tobacco PLC	36,979	1,754,724
British Land Co. PLC	15,497	111,306
British Sky Broadcasting Group PLC	21,154	240,640
BT Group PLC	144,874	429,504
Bunzl PLC	6,336	86,984
Burberry Group PLC	8,296	152,672
Cairn Energy PLC (a)	26,155	107,761
Capita Group PLC	11,695	114,150
Capital Shopping Centres Group PLC	10,742	52,099
Carnival PLC	3,381	111,630
Centrica PLC	96,603	434,021
Cobham PLC	20,495	58,374
Compass Group PLC	35,341	335,345

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Diageo PLC	46,798	$1,022,206
Essar Energy Ltd. PLC (a)	6,220	16,557
Eurasian Natural Resources Corp.	4,709	46,475
Experian PLC	18,694	254,173
Fresnillo PLC	3,335	79,087
G4S PLC	26,089	110,123
Gkn Plc	29,781	84,637
GlaxoSmithKline PLC	94,837	2,167,253
Glencore International Plc	15,414	93,837
Hammerson PLC	13,360	74,693
HSBC Holdings PLC	333,544	2,543,609
ICAP PLC	10,458	56,341
Imperial Tobacco Group PLC	18,934	716,000
Inmarsat PLC	8,616	54,151
InterContinental Hotels Group PLC	5,530	99,364
International Power PLC	28,557	149,547
Intertek Group PLC	3,014	95,253
Invensys PLC	15,644	51,263
Investec PLC	9,113	47,977
ITV PLC	67,564	71,508
J Sainsbury PLC	22,870	107,581
Johnson Matthey PLC	3,989	113,739
Kazakhmys PLC	3,909	56,275
Kingfisher PLC	44,430	172,982
Land Securities Group PLC	14,443	142,543
Legal & General Group PLC	109,703	175,139
Lloyds Banking Group PLC (a)	773,981	311,376
London Stock Exchange Group PLC	2,778	34,298
Lonmin PLC	2,935	44,669
Man Group PLC	36,033	70,341
Marks & Spencer Group PLC	29,379	141,896
Meggitt PLC	14,507	79,484
National Grid PLC	66,491	645,378
Next PLC	3,219	136,826
Old Mutual PLC	102,522	215,739
Pearson PLC	15,346	288,371
Petrofac Ltd.	4,847	108,470
Prudential PLC	47,538	471,382
Randgold Resources Ltd.	1,713	175,180
Reckitt Benckiser Group PLC	11,567	571,241
Reed Elsevier PLC	22,866	184,302
Resolution Ltd.	26,798	104,626
Rexam PLC	16,705	91,526
Rio Tinto PLC	26,130	1,268,122
Rolls-Royce Holdings PLC (a)	34,944	405,111
Royal Bank of Scotland Group PLC (a)	328,393	102,917
Royal Dutch Shell PLC Class A	67,684	2,492,235
Royal Dutch Shell PLC Class B	50,208	1,913,458
RSA Insurance Group PLC	64,711	105,722
SABMiller PLC	17,970	632,521
Sage Group PLC, The	25,250	115,364
Schroders PLC	2,153	43,935
SEGRO PLC	14,566	47,165
Serco Group PLC	9,463	69,659
Severn Trent PLC	4,494	104,409

120	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Shire PLC	10,595	$369,064
Smith & Nephew PLC	16,679	162,020
Smiths Group PLC	7,222	102,624
SSE PLC	17,504	350,941
Standard Chartered PLC	44,452	972,688
Standard Life PLC	43,988	140,930
Tate & Lyle PLC	8,795	96,225
Tesco PLC	149,782	938,471
Tui Travel PLC	9,731	25,056
Tullow Oil PLC	17,009	370,338
Unilever PLC	23,992	805,925
United Utilities Group PLC	12,767	120,153
Vedanta Resources PLC	2,224	35,057
Vodafone Group PLC	950,115	2,639,721
Weir Group PLC, The	3,929	123,987
Whitbread PLC	3,320	80,639
William Morrison Supermarkets PLC	41,110	208,259
Wolseley PLC	5,296	175,350
WPP PLC	23,351	244,967
Xstrata PLC	38,720	588,093

		41,310,264

Total Common Stocks (cost $177,292,204)		176,232,394

Preferred Stocks (0.47%)
Germany (0.47%)
Bayerische Moteren Werke (BMW) AG PFD	943	44,608
Henkel AG & Co. KGaA PFD	3,333	192,350
Porsche Automobil Holding SE PFD	2,847	152,364
ProSiebenSat.1 Media AG PFD (a)	1,508	27,549
RWE AG-Non Voting PFD	765	25,182
Volkswagen AG PFD	2,699	404,336

		846,389

Total Preferred Stocks (cost $553,984)		846,389

	Shares	Value
Short-term Investments (0.35%)
State Street Institutional U.S. Government Money Market Fund	625,844	$625,844

Total Short-term Investments (cost $625,844)		625,844

TOTAL INVESTMENTS (98.35%) (cost $178,472,032)		177,704,627
CASH (d) AND OTHER ASSETS, NET OF LIABILITIES (1.65%)		2,988,335

NET ASSETS (100.00%)		$180,692,962

(a)	Non-income producing security.
(b)	In accordance with the Trust’s Valuation Procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.
(c)	These shares may only be resold to qualified institutional buyers in transactions exempt from registration.
(d)	At December 31, 2011, cash in the amount of $945,458 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

FDR – Fiduciary Depository Receipt

SDR – Swedish Depository Receipt

See accompanying notes to financial statements.	121

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

INTERNATIONAL INDEX FUND FOREIGN CURRENCY

DENOMINATIONS

Currency	Value	%
Euro	$48,796,918	27.46
British Pound	41,310,264	23.25
Japanese Yen	38,294,234	21.55
Australian Dollar	15,240,382	8.57
Swiss Franc	15,227,167	8.57
Swedish Krona	5,452,720	3.07
Hong Kong Dollar	4,950,362	2.78
Singapore Dollar	2,893,088	1.63
Danish Krone	1,848,981	1.04
Norwegian Krone	1,643,357	0.92
Israeli Shekel	1,150,339	0.65
United States Dollar	687,844	0.39
New Zealand Dollar	208,971	0.12

Total Investments	$177,704,627	100.00%

INTERNATIONAL INDEX FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$37,960,462	21.01
Industrials	22,105,138	12.23
Consumer Staples	20,432,228	11.31
Materials	17,892,778	9.90
Consumer Discretionary	17,682,615	9.79
Health Care	17,670,430	9.78
Energy	16,227,030	8.98
Telecommunication Services	10,743,722	5.95
Information Technology	8,321,795	4.60
Utilities	8,042,585	4.45

Total Stocks	177,078,783	98.00
Short-term Investments	625,844	0.35
Cash and Other Assets, Net of Liabilities	2,988,335	1.65

Net Assets	$180,692,962	100.00%

122	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

	Shares	Value
Registered Investment Companies (99.27%)
State Farm Mutual Fund Trust Bond Fund Institutional Shares (a)	6,173,903	$71,925,967
State Farm Mutual Fund Trust Equity Fund Institutional Shares (a)	18,535,617	105,838,373

Total Registered Investment Companies (cost $200,379,163)		177,764,340

TOTAL INVESTMENTS (99.27%) (cost $200,379,163)		177,764,340
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.73%)		1,306,534

NET ASSETS (100.00%)		$179,070,874

(a)	The Equity and Bond Fund’s investment adviser is an affiliate of the issuer.

See accompanying notes to financial statements.	123

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

	Principal amount	Value
Corporate Bonds (40.21%)
Aerospace/Defense (1.11%)
General Dynamics Corp.
4.250%, 05/15/2013	$1,000,000	$1,048,783
Northrop Grumman Corp.
3.700%, 08/01/2014	500,000	528,174
5.050%, 08/01/2019	500,000	557,396
Raytheon Co.
3.125%, 10/15/2020	1,500,000	1,511,679
Northrop Grumman Corp.
3.500%, 03/15/2021	500,000	505,758
Lockheed Martin Corp.
3.350%, 09/15/2021	2,000,000	1,989,596

		6,141,386

Agriculture, Foods, & Beverage (3.49%)
General Mills Inc.
6.000%, 02/15/2012	500,000	502,900
Pepsico Inc.
5.150%, 05/15/2012	1,000,000	1,016,874
PepsiAmericas Inc.
5.750%, 07/31/2012	500,000	515,064
Bottling Group LLC
4.625%, 11/15/2012	500,000	516,912
Kellogg Co.
5.125%, 12/03/2012	500,000	519,644
Kraft Foods Inc.
6.000%, 02/11/2013	500,000	526,770
Pepsico Inc.
4.650%, 02/15/2013	500,000	523,126
HJ Heinz Co.
5.350%, 07/15/2013	1,000,000	1,067,473
Coca-Cola Bottling Co.
5.300%, 04/01/2015	500,000	549,066
Kellogg Co.
4.450%, 05/30/2016	1,000,000	1,110,037
Hershey Co.
5.450%, 09/01/2016	500,000	587,840
General Mills Inc.
5.700%, 02/15/2017	1,000,000	1,171,658
PepsiAmericas Inc.
5.000%, 05/15/2017	500,000	576,910
Coca-Cola Co., The
5.350%, 11/15/2017	2,000,000	2,401,038
Kraft Foods Inc.
6.125%, 02/01/2018	500,000	586,081
Pepsico Inc.
7.900%, 11/01/2018	500,000	675,033
Coca-Cola Co., The
3.150%, 11/15/2020	1,000,000	1,049,503
Kellogg Co.
4.000%, 12/15/2020	1,000,000	1,058,367
Campbell Soup Co.
4.250%, 04/15/2021	2,000,000	2,231,512

	Principal amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
Hormel Foods Corp.
4.125%, 04/15/2021	$1,000,000	$1,103,037
HJ Heinz Co.
3.125%, 09/12/2021	1,000,000	1,006,808

		19,295,653

Automotive (0.48%)
Daimler Chrysler North America
6.500%, 11/15/2013	500,000	544,598
Johnson Controls Inc.
4.250%, 03/01/2021	2,000,000	2,137,134

		2,681,732

Banks (1.08%)
Barclays Bank PLC
5.450%, 09/12/2012	1,000,000	1,021,610
Wachovia Corp.
5.700%, 08/01/2013	500,000	530,936
Mellon Funding Corp.
5.200%, 05/15/2014	500,000	538,962
US Bank NA
4.950%, 10/30/2014	500,000	543,398
Fifth Third Bank
4.750%, 02/01/2015	500,000	517,940
Wachovia Bank NA
5.600%, 03/15/2016	500,000	535,424
Wells Fargo Bank NA
5.750%, 05/16/2016	500,000	545,418
Wachovia Corp.
5.750%, 06/15/2017	500,000	564,916
KFW
4.875%, 06/17/2019	1,000,000	1,188,460

		5,987,064

Building Materials & Construction (1.68%)
Cooper Industries Inc.
5.250%, 11/15/2012	1,000,000	1,038,215
Leggett & Platt Inc.
4.700%, 04/01/2013	500,000	518,494
CRH America Inc.
5.300%, 10/15/2013	1,000,000	1,038,641
Masco Corp.
4.800%, 06/15/2015	500,000	496,074
CRH America Inc.
6.000%, 09/30/2016	500,000	534,110
Masco Corp.
5.850%, 03/15/2017	500,000	499,109
Cooper US Inc.
3.875%, 12/15/2020	1,000,000	1,058,293
CRH America Inc.
5.750%, 01/15/2021	1,000,000	1,019,509

124	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Principal amount	Value
Corporate Bonds (Cont.)
Building Materials & Construction (Cont.)
Fluor Corp.
3.375%, 09/15/2021	$2,000,000	$2,025,078
Sonoco Products Co.
4.375%, 11/01/2021	1,000,000	1,035,773

		9,263,296

Chemicals (1.93%)
E.I. du Pont de Nemours and Co.
5.000%, 01/15/2013	167,000	174,197
4.125%, 03/06/2013	500,000	519,108
Rohm & Haas Co.
5.600%, 03/15/2013	500,000	522,383
E.I. du Pont de Nemours and Co.
4.875%, 04/30/2014	500,000	546,149
Praxair Inc.
5.375%, 11/01/2016	1,000,000	1,167,605
Rohm & Haas Co.
6.000%, 09/15/2017	500,000	568,508
E.I. du Pont de Nemours and Co.
6.000%, 07/15/2018	500,000	611,140
PPG Industries Inc.
7.400%, 08/15/2019	500,000	623,522
3.600%, 11/15/2020	1,000,000	1,045,338
E.I. du Pont de Nemours and Co.
3.625%, 01/15/2021	1,000,000	1,085,124
Praxair Inc.
4.050%, 03/15/2021	1,000,000	1,107,290
3.000%, 09/01/2021	1,000,000	1,023,366
Dow Chemical Co., The
4.125%, 11/15/2021	1,000,000	1,025,720
7.375%, 11/01/2029	500,000	634,556

		10,654,006

Commercial Service/Supply (0.76%)
Pitney Bowes Inc.
4.625%, 10/01/2012	500,000	512,634
RR Donnelley & Sons Co.
4.950%, 04/01/2014	1,000,000	977,500
Pitney Bowes Inc.
4.875%, 08/15/2014	500,000	531,656
5.750%, 09/15/2017	500,000	536,568
Cintas Corp. No. 2
6.125%, 12/01/2017	500,000	597,815
4.300%, 06/01/2021	1,000,000	1,074,174

		4,230,347

Computer Software & Services (0.77%)
Microsoft Corp.
3.000%, 10/01/2020	2,000,000	2,127,716
Intel Corp.
3.300%, 10/01/2021	2,000,000	2,106,858

		4,234,574

	Principal amount	Value
Corporate Bonds (Cont.)
Computers (0.76%)
International Business
Machines Corp.
6.500%, 10/15/2013	$500,000	$551,398
5.700%, 09/14/2017	500,000	605,438
Hewlett-Packard Co.
3.750%, 12/01/2020	1,000,000	987,072
4.300%, 06/01/2021	2,000,000	2,050,860

		4,194,768

Consumer & Marketing (2.51%)
Reed Elsevier Capital
4.625%, 06/15/2012	500,000	508,172
Clorox Co.
5.450%, 10/15/2012	1,000,000	1,036,089
Avery Dennison Corp.
4.875%, 01/15/2013	500,000	516,058
Procter & Gamble Co., The
4.950%, 08/15/2014	1,000,000	1,109,551
Clorox Co.
5.000%, 01/15/2015	500,000	540,243
Procter & Gamble Co., The
3.150%, 09/01/2015	1,000,000	1,073,748
Estee Lauder Co. Inc.
5.550%, 05/15/2017	1,000,000	1,158,276
Kimberly-Clark Corp.
6.125%, 08/01/2017	500,000	611,595
Danaher Corp.
5.625%, 01/15/2018	500,000	587,787
Kimberly-Clark Corp.
6.250%, 07/15/2018	1,000,000	1,240,090
Colgate-Palmolive Co.
2.950%, 11/01/2020	1,000,000	1,043,245
Unilever Capital Corp.
4.250%, 02/10/2021	3,000,000	3,418,860
Clorox Co.
3.800%, 11/15/2021	1,000,000	1,018,701

		13,862,415

Electronic/Electrical Manufacturing (0.39%)
General Electric Co.
5.000%, 02/01/2013	500,000	521,048
Emerson Electric Co.
4.500%, 05/01/2013	500,000	522,903
4.750%, 10/15/2015	1,000,000	1,118,250

		2,162,201

Financial Services (2.15%)
AMB Property L.P.
6.300%, 06/01/2013	1,000,000	1,041,604
JPMorgan Chase & Co.
5.375%, 01/15/2014	500,000	533,298

See accompanying notes to financial statements.	125

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Principal amount	Value
Corporate Bonds (Cont.)
Financial Services (Cont.)
General Electric Capital Corp.
4.875%, 03/04/2015	$500,000	$542,472
Verizon Global Funding Corp.
4.900%, 09/15/2015	500,000	561,139
JPMorgan Chase Bank NA
5.875%, 06/13/2016	500,000	541,216
General Electric Capital Corp.
5.400%, 02/15/2017	500,000	555,530
Caterpillar Financial Services Corp.
5.850%, 09/01/2017	500,000	595,759
John Deere Capital Corp.
2.800%, 09/18/2017	2,000,000	2,098,190
JPMorgan Chase Bank NA
6.000%, 10/01/2017	1,000,000	1,075,705
Simon Property Group Inc.
6.125%, 05/30/2018	1,000,000	1,148,005
Rio Tinto Finance USA Ltd.
3.500%, 11/02/2020	1,000,000	1,022,105
4.125%, 05/20/2021	2,000,000	2,149,974

		11,864,997

Forest Products & Paper (0.21%)
International Paper Co.
5.250%, 04/01/2016	500,000	543,266
Willamette Industries Inc.
9.000%, 10/01/2021	500,000	629,559

		1,172,825

Health Care (4.83%)
Johnson & Johnson
5.150%, 08/15/2012	500,000	514,384
AstraZeneca PLC
5.400%, 09/15/2012	500,000	517,271
Merck & Co. Inc.
4.375%, 02/15/2013	500,000	521,486
Wyeth
5.500%, 03/15/2013	500,000	528,552
Becton Dickinson & Co.
4.550%, 04/15/2013	500,000	521,848
Johnson & Johnson
3.800%, 05/15/2013	1,000,000	1,047,586
Schering-Plough Corp.
5.300%, 12/01/2013	1,000,000	1,087,021
Pfizer Inc.
4.500%, 02/15/2014	1,000,000	1,078,123
GlaxoSmithKline
4.375%, 04/15/2014	1,000,000	1,082,232
AstraZeneca PLC
5.400%, 06/01/2014	1,000,000	1,106,658
Boston Scientific Corp.
5.450%, 06/15/2014	1,000,000	1,068,610
Amgen Inc.
4.850%, 11/18/2014	500,000	541,878
Merck & Co. Inc.
4.750%, 03/01/2015	500,000	558,297

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Baxter International Inc.
4.625%, 03/15/2015	$1,000,000	$1,105,837
Medtronic Inc.
4.750%, 09/15/2015	500,000	559,984
Abbott Laboratories
5.875%, 05/15/2016	750,000	879,832
Baxter International Inc.
5.900%, 09/01/2016	500,000	595,188
Eli Lilly & Co.
5.200%, 03/15/2017	2,000,000	2,310,306
Wyeth
5.450%, 04/01/2017	500,000	585,746
Amgen Inc.
5.850%, 06/01/2017	500,000	575,000
Johnson & Johnson
5.550%, 08/15/2017	500,000	603,598
AstraZeneca PLC
5.900%, 09/15/2017	500,000	603,951
Schering-Plough Corp.
6.000%, 09/15/2017	500,000	612,969
Becton Dickinson & Co.
5.000%, 05/15/2019	1,000,000	1,154,581
Baxter International Inc.
4.500%, 08/15/2019	500,000	566,224
Becton Dickinson & Co.
3.250%, 11/12/2020	1,000,000	1,035,611
CR Bard Inc.
4.400%, 01/15/2021	1,000,000	1,120,693
Medtronic Inc.
4.125%, 03/15/2021	1,000,000	1,100,527
Sanofi-Aventis
4.000%, 03/29/2021	1,000,000	1,107,938
Becton Dickinson & Co.
3.125%, 11/08/2021	1,000,000	1,034,487
Amgen Inc.
3.875%, 11/15/2021	1,000,000	1,009,115

		26,735,533

Machinery & Manufacturing (3.25%)
Bemis Company Inc.
4.875%, 04/01/2012	500,000	504,064
Covidien International
5.450%, 10/15/2012	500,000	517,448
Parker Hannifin Corp.
4.875%, 02/15/2013	500,000	522,767
Johnson Controls Inc.
4.875%, 09/15/2013	750,000	794,882
United Technologies Corp.
4.875%, 05/01/2015	1,000,000	1,123,323
Ingersoll-Rand Co. Ltd.
4.750%, 05/15/2015	1,000,000	1,082,627
Thermo Electron Corp.
5.000%, 06/01/2015	500,000	556,376
Dover Corp.
4.875%, 10/15/2015	1,000,000	1,129,949

126	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
Honeywell International Inc.
5.400%, 03/15/2016	$1,000,000	$1,163,010
Caterpillar Inc.
5.700%, 08/15/2016	500,000	586,730
Eaton Corp.
5.300%, 03/15/2017	1,000,000	1,152,062
Honeywell International Inc.
5.300%, 03/15/2017	500,000	581,370
Cooper U.S. Inc.
6.100%, 07/01/2017	500,000	585,169
Covidien International
6.000%, 10/15/2017	500,000	592,500
United Technologies Corp.
5.375%, 12/15/2017	500,000	591,463
Dover Corp.
4.300%, 03/01/2021	1,000,000	1,127,035
Honeywell International Inc.
4.250%, 03/01/2021	1,000,000	1,129,061
Caterpillar Inc.
3.900%, 05/27/2021	1,000,000	1,097,858
Illinois Tool Works Inc. (a)
3.375%, 09/15/2021	1,000,000	1,045,482
Bemis Company Inc.
4.500%, 10/15/2021	1,000,000	1,059,361
Parker Hannifin Corp.
3.500%, 09/15/2022	1,000,000	1,034,028

		17,976,565

Media & Broadcasting (1.07%)
Thomson Corp.
5.700%, 10/01/2014	1,000,000	1,106,621
Walt Disney Co., The
5.625%, 09/15/2016	1,000,000	1,184,496
McGraw-Hill Companies Inc.
5.900%, 11/15/2017	500,000	544,080
Walt Disney Co., The
2.750%, 08/16/2021	2,000,000	2,036,808
Thomson Reuters Corp.
3.950%, 09/30/2021	1,000,000	1,034,906

		5,906,911

Mining & Metals (1.30%)
BHP Billiton Finance USA Ltd.
5.125%, 03/29/2012	500,000	505,514
BHP Finance USA
4.800%, 04/15/2013	500,000	526,738
Barrick Gold Finance Inc.
4.875%, 11/15/2014	1,000,000	1,089,185
Alcan Inc.
5.000%, 06/01/2015	1,000,000	1,085,395
Alcoa Inc.
5.550%, 02/01/2017	500,000	533,180
BHP Billiton Finance USA Ltd.
5.400%, 03/29/2017	500,000	579,834
Barrick NA Finance LLC
4.400%, 05/30/2021	1,000,000	1,082,996

	Principal amount	Value
Corporate Bonds (Cont.)
Mining & Metals (Cont.)
BHP Billiton Finance USA Ltd.
3.250%, 11/21/2021	$1,000,000	$1,029,600
Alcoa Inc.
5.870%, 02/23/2022	750,000	755,462

		7,187,904

Oil & Gas (2.04%)
National Fuel Gas Co.
5.250%, 03/01/2013	500,000	520,550
ConocoPhillips Australia Funding Co.
5.500%, 04/15/2013	500,000	529,536
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	583,767
Apache Corp.
5.625%, 01/15/2017	500,000	592,696
Shell International Finance
5.200%, 03/22/2017	500,000	584,598
Canadian National Resources
5.700%, 05/15/2017	500,000	591,180
Weatherford International Inc.
6.350%, 06/15/2017	500,000	558,595
EOG Resources Inc.
5.875%, 09/15/2017	500,000	596,745
Husky Energy Inc.
6.200%, 09/15/2017	500,000	584,962
Encana Corp.
5.900%, 12/01/2017	500,000	566,726
Chevron Corp.
4.950%, 03/03/2019	1,000,000	1,181,100
ConocoPhillips
6.000%, 01/15/2020	500,000	617,468
Trans-Canada Pipelines
3.800%, 10/01/2020	1,000,000	1,079,207
Apache Corp.
3.625%, 02/01/2021	500,000	538,124
Occidental Petroleum Corp.
4.100%, 02/01/2021	1,000,000	1,120,290
Canadian National Resources
3.450%, 11/15/2021	1,000,000	1,042,237

		11,287,781

Retailers (2.57%)
Costco Wholesale Corp.
5.300%, 03/15/2012	1,000,000	1,009,264
Lowe’s Companies Inc.
5.600%, 09/15/2012	500,000	516,328
Wal-Mart Stores Inc.
4.550%, 05/01/2013	1,000,000	1,055,454
McDonald’s Corp.
4.125%, 06/01/2013	1,000,000	1,048,359
Walgreen Co.
4.875%, 08/01/2013	500,000	533,449
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	1,120,782
Target Corp.
5.875%, 07/15/2016	1,000,000	1,184,277

See accompanying notes to financial statements.	127

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
Lowe’s Companies Inc.
5.400%, 10/15/2016	$500,000	$577,912
McDonald’s Corp.
5.300%, 03/15/2017	500,000	594,423
Target Corp.
5.375%, 05/01/2017	500,000	587,642
CVS Caremark Corp.
5.750%, 06/01/2017	500,000	583,421
Home Depot Inc.
3.950%, 09/15/2020	1,000,000	1,089,565
Wal-Mart Stores Inc.
3.250%, 10/25/2020	2,000,000	2,138,636
Home Depot Inc.
4.400%, 04/01/2021	1,000,000	1,127,456
Lowe’s Companies Inc.
3.800%, 11/15/2021	1,000,000	1,049,918

		14,216,886

Telecom & Telecom Equipment (1.74%)
Telstra Corp. Ltd.
6.375%, 04/01/2012	500,000	506,912
Alltel Corp.
7.000%, 07/01/2012	500,000	515,178
Telefonica Emisiones SAU
5.855%, 02/04/2013	1,000,000	1,016,766
Vodafone Group PLC
4.150%, 06/10/2014	500,000	530,158
BellSouth Corp.
5.200%, 09/15/2014	1,000,000	1,105,493
SBC Communications Inc.
5.625%, 06/15/2016	1,000,000	1,147,168
Vodafone Group PLC
5.450%, 06/10/2019	500,000	582,044
Telefonica Emisiones SAU
5.462%, 02/16/2021	1,000,000	954,266
Vodafone Group PLC
4.375%, 03/16/2021	2,000,000	2,182,090
AT&T Inc.
4.450%, 05/15/2021	1,000,000	1,098,464

		9,638,539

Transportation (0.29%)
United Parcel Services Inc.
3.125%, 01/15/2021	1,500,000	1,591,197

Utilities & Energy (5.80%)
Appalachian Power Co.
5.650%, 08/15/2012	500,000	514,028
Northern States Power Co.
8.000%, 08/28/2012	500,000	523,281
Southern California Gas
4.800%, 10/01/2012	500,000	514,182
Georgia Power Co.
5.125%, 11/15/2012	200,000	207,251
Virginia Electric & Power
5.100%, 11/30/2012	500,000	519,352

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
MidAmerican Energy Co.
5.125%, 01/15/2013	$1,000,000	$1,042,701
Florida Power Corp.
4.800%, 03/01/2013	500,000	522,112
Public Service of Colorado
4.875%, 03/01/2013	500,000	522,840
Peoples Gas Light & Coke Co.
4.625%, 05/01/2013	500,000	519,736
Wisconsin Electric Power
4.500%, 05/15/2013	1,000,000	1,047,967
Vectren Utility Holdings
5.250%, 08/01/2013	500,000	531,082
PSI Energy
5.000%, 09/15/2013	1,000,000	1,058,397
NSTAR Electric Co.
4.875%, 04/15/2014	1,000,000	1,078,601
Union Electric Co.
5.500%, 05/15/2014	500,000	538,246
Atmos Energy Corp.
4.950%, 10/15/2014	1,000,000	1,094,680
Union Electric Co.
4.750%, 04/01/2015	500,000	539,046
Commonwealth Edison Co.
4.700%, 04/15/2015	500,000	547,015
Southwestern Electric Power
5.375%, 04/15/2015	500,000	548,496
San Diego Gas & Electric
5.300%, 11/15/2015	500,000	572,924
Consolidated Edison Co. NY
5.375%, 12/15/2015	1,000,000	1,144,328
Virginia Electric & Power
5.400%, 01/15/2016	500,000	576,242
Ohio Power Co.
6.000%, 06/01/2016	500,000	577,395
Commonwealth Edison Co.
5.950%, 08/15/2016	500,000	583,306
Baltimore Gas & Electric Co.
5.900%, 10/01/2016	500,000	581,918
Consolidated Edison Co. NY
5.300%, 12/01/2016	500,000	583,437
Georgia Power Co.
5.700%, 06/01/2017	500,000	593,304
Jersey Central Power & Light
5.650%, 06/01/2017	1,000,000	1,148,144
Atmos Energy Corp.
6.350%, 06/15/2017	500,000	592,474
Kansas City Power & Light Co.
5.850%, 06/15/2017	1,000,000	1,142,872
Union Electric Co.
6.400%, 06/15/2017	500,000	597,652
Florida Power Corp.
5.800%, 09/15/2017	500,000	599,188
Virginia Electric & Power
5.950%, 09/15/2017	500,000	601,707
NSTAR Electric Co.
5.625%, 11/15/2017	500,000	592,566

128	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Pacific Gas & Electric
5.625%, 11/30/2017	$500,000	$591,666
Equitable Resources Inc.
5.150%, 03/01/2018	500,000	520,747
Southern California Gas
5.450%, 04/15/2018	500,000	602,204
Pacificorp
5.650%, 07/15/2018	500,000	596,911
Pacific Gas & Electric
8.250%, 10/15/2018	500,000	659,108
Alabama Power Co.
3.375%, 10/01/2020	1,000,000	1,058,378
Pacific Gas & Electric
3.500%, 10/01/2020	1,000,000	1,044,196
Kentucky Utilities
3.250%, 11/01/2020	1,000,000	1,041,070
Appalachian Power Co.
4.600%, 03/30/2021	500,000	548,328
Pacific Gas & Electric
3.250%, 09/15/2021	1,000,000	1,014,715
San Diego Gas & Electric
6.000%, 06/01/2026	500,000	645,572
Northern States Power Co.
6.200%, 07/01/2037	1,000,000	1,366,617

		32,045,982

Total Corporate Bonds (cost $203,085,546)		222,332,562

Taxable Municipal Bonds (0.39%)
Illinois State
3.850%, 06/01/2013	1,000,000	1,021,720
Dartmouth College
4.750%, 06/01/2019	1,000,000	1,160,080

Total Taxable Municipal Bonds (cost $1,986,713)		2,181,800

Commercial Mortgage-Backed Securities (0.76%)
LB-UBS Commercial Mortgage Trust
Series 2004-C2 Class A4
4.367%, 03/15/2036	2,000,000	2,089,556
Morgan Stanley Capital Series
2004-T13 Class A4
4.660%, 09/13/2045	2,000,000	2,095,076

Total Commercial Mortgage-Backed Securities (cost $3,920,101)		4,184,632

Government Agency Securities (b) (19.65%)
Agency Notes & Bonds (1.75%)
Federal Home Loan Mortgage Corp.
4.500%, 07/15/2013	1,500,000	1,595,370
Federal National Mortgage Association
4.375%, 09/15/2012	1,500,000	1,543,722
5.500%, 05/10/2027	5,000,000	5,776,880
7.125%, 01/15/2030	500,000	768,576

		9,684,548

	Principal amount	Value
Government Agency Securities (Cont.)
Mortgage-Backed Securities (17.90%)
Federal Home Loan Mortgage Corp.
5.000%, 07/01/2018	$226,963	$244,432
5.000%, 09/01/2018	193,165	209,904
5.000%, 09/01/2018	121,865	131,245
4.500%, 11/01/2018	391,331	417,311
5.500%, 11/01/2018	129,959	141,180
5.000%, 01/01/2019	138,621	149,420
5.000%, 04/01/2019	186,436	200,960
4.000%, 05/01/2019	163,313	173,082
4.500%, 05/01/2019	244,004	263,481
5.500%, 06/01/2019	304,180	330,443
5.000%, 01/01/2020	168,520	181,648
5.500%, 04/01/2020	262,675	285,191
5.500%, 07/01/2020	421,302	457,678
6.000%, 07/01/2021	393,934	429,190
4.500%, 05/01/2024	440,213	466,756
4.500%, 05/01/2024	1,270,541	1,348,141
4.500%, 09/01/2024	1,008,563	1,069,373
5.000%, 10/01/2024	1,178,285	1,268,237
4.000%, 10/01/2024	1,422,468	1,493,330
4.000%, 01/01/2025	1,232,941	1,300,718
4.000%, 07/01/2025	1,297,659	1,362,303
4.500%, 08/01/2025	1,007,454	1,068,354
3.500%, 04/01/2026	1,798,039	1,875,762
6.000%, 11/01/2028	22,459	25,018
6.500%, 06/01/2029	45,769	52,443
7.500%, 12/01/2030	1,715	1,940
7.000%, 07/01/2031	4,766	5,471
6.500%, 09/01/2031	7,782	8,878
6.000%, 11/01/2032	98,177	109,363
6.000%, 12/01/2032	47,700	53,135
5.500%, 05/01/2033	868,925	952,726
5.500%, 07/01/2033	826,724	901,029
5.000%, 08/01/2033	486,476	527,630
5.500%, 03/01/2034	265,027	288,681
5.000%, 04/01/2034	358,616	385,861
6.000%, 07/01/2034	738,861	821,207
5.500%, 05/01/2035	719,519	793,408
5.000%, 05/01/2035	892,589	969,048
4.500%, 08/01/2035	398,492	423,371
5.000%, 10/01/2035	424,775	457,046
6.500%, 08/01/2036	432,729	487,174
5.500%, 10/01/2037	644,384	700,086
5.500%, 11/01/2037	854,785	928,674
6.000%, 01/01/2038	331,357	364,453
6.000%, 01/01/2038	608,506	669,283
5.000%, 06/01/2039	1,251,040	1,345,694
4.500%, 06/01/2039	1,542,389	1,635,795
4.500%, 10/01/2039	2,123,916	2,252,538
5.000%, 10/01/2039	1,822,941	1,960,864
5.000%, 01/01/2040	729,986	785,217
4.500%, 02/01/2040	720,072	763,679
4.000%, 07/01/2041	4,579,754	4,811,004
Federal National Mortgage Association
6.000%, 09/01/2013	21,662	22,399

See accompanying notes to financial statements.	129

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Principal amount	Value
Government Agency Securities (Cont.)
Mortgage-Backed Securities (Cont.)
5.500%, 12/01/2016	$28,253	$30,692
5.500%, 01/01/2017	22,375	24,307
5.500%, 01/01/2017	142,566	154,875
6.500%, 01/01/2017	25,930	28,404
5.500%, 02/01/2017	125,447	136,279
5.000%, 03/01/2017	112,307	121,302
6.000%, 04/01/2017	21,954	23,772
5.500%, 01/01/2018	62,422	67,851
5.000%, 02/01/2018	146,729	158,481
5.000%, 05/01/2018	296,058	319,770
5.000%, 05/01/2018	274,169	297,755
4.500%, 05/01/2018	271,060	290,238
4.500%, 05/01/2018	301,561	322,898
5.000%, 05/01/2018	139,704	149,447
4.500%, 03/01/2019	211,963	224,626
5.500%, 10/01/2019	501,577	549,430
5.000%, 11/01/2019	371,625	401,447
4.500%, 12/01/2019	233,055	249,399
5.000%, 06/01/2020	486,877	528,763
4.500%, 09/01/2020	349,121	371,862
5.000%, 05/01/2021	519,761	560,253
5.500%, 05/01/2021	342,664	376,640
4.500%, 04/01/2023	207,861	221,788
5.000%, 01/01/2024	624,529	672,207
4.500%, 04/01/2024	315,442	336,380
4.000%, 06/01/2024	1,085,939	1,145,635
4.500%, 11/01/2024	866,956	924,503
3.500%, 12/01/2025	914,569	963,256
3.000%, 12/01/2026	2,000,000	2,068,916
7.500%, 09/01/2029	25,118	29,950
8.000%, 03/01/2030	3,636	3,829
6.500%, 05/01/2030	38,569	44,091
6.500%, 08/01/2031	7,426	8,452
7.000%, 08/01/2031	3,322	3,773
6.500%, 10/01/2031	26,055	29,654
6.000%, 11/01/2031	19,051	21,237
7.000%, 01/01/2032	38,323	45,085
6.500%, 03/01/2032	14,608	16,627
6.000%, 03/01/2032	26,753	29,822
7.000%, 04/01/2032	44,410	51,633
6.500%, 04/01/2032	57,051	64,790
6.500%, 05/01/2032	289,646	331,112
6.000%, 05/01/2032	23,771	26,498
7.000%, 06/01/2032	46,786	54,501
6.500%, 06/01/2032	14,659	16,648
7.000%, 06/01/2032	61,897	72,008
6.500%, 07/01/2032	83,940	95,327
6.000%, 08/01/2032	175,767	196,865
5.500%, 10/01/2032	395,201	433,648
6.500%, 10/01/2032	184,329	209,335
6.000%, 11/01/2032	180,318	201,004
6.000%, 01/01/2033	141,233	157,435
5.500%, 03/01/2033	125,519	137,212
5.500%, 03/01/2033	226,853	247,987

	Principal amount	Value
Government Agency Securities (Cont.)
Mortgage-Backed Securities (Cont.)
6.000%, 04/01/2033	$289,793	$323,039
5.000%, 05/01/2033	173,845	188,003
5.000%, 05/01/2033	324,219	350,624
5.000%, 08/01/2033	490,119	530,035
5.500%, 10/01/2033	389,039	425,282
5.000%, 03/01/2034	823,064	890,096
5.500%, 05/01/2034	540,863	593,955
6.000%, 07/01/2034	308,687	343,039
5.500%, 12/01/2034	760,203	834,825
5.500%, 04/01/2035	639,895	702,707
5.000%, 07/01/2035	732,426	791,847
5.500%, 07/01/2035	749,295	818,162
5.000%, 10/01/2035	579,054	626,032
5.000%, 11/01/2035	293,215	317,003
6.000%, 08/01/2036	616,462	680,056
6.000%, 12/01/2037	228,767	252,153
5.500%, 02/01/2038	650,535	708,903
5.500%, 06/01/2038	1,661,440	1,810,509
4.500%, 03/01/2039	1,494,461	1,604,180
4.500%, 05/01/2039	1,517,811	1,624,976
5.000%, 05/01/2039	1,384,613	1,505,815
5.000%, 11/01/2039	1,870,156	2,045,843
4.500%, 01/01/2040	1,468,744	1,564,183
4.500%, 09/01/2040	2,491,530	2,653,429
3.500%, 01/01/2041	2,875,749	2,960,138
4.500%, 04/01/2041	975,308	1,038,683
5.000%, 05/01/2041	1,765,328	1,911,857
4.000%, 11/01/2041	3,992,887	4,199,495
Government National Mortgage Association
6.000%, 05/15/2017	78,327	86,023
6.500%, 06/15/2028	53,037	61,305
6.000%, 11/15/2028	36,190	41,264
6.500%, 03/15/2029	69,836	80,964
7.000%, 06/15/2029	19,862	23,109
7.500%, 08/20/2030	12,334	14,742
6.000%, 01/15/2032	24,314	27,671
5.500%, 10/15/2033	370,747	418,538
5.000%, 11/20/2033	554,091	616,634
6.000%, 12/20/2033	165,143	187,520
5.500%, 11/15/2038	1,085,317	1,219,258
5.000%, 09/15/2039	1,686,647	1,870,122
4.500%, 10/15/2039	2,418,522	2,643,520
5.000%, 12/15/2039	677,756	751,483
4.000%, 09/20/2040	3,713,480	3,980,271
4.500%, 03/20/2041	928,768	1,014,940
5.000%, 05/20/2041	913,669	1,011,374

		98,964,560

Total Government Agency Securities (cost $102,368,269)		108,649,108

U.S. Treasury Obligations (34.15%)
U.S. Treasury Bonds
7.500%, 11/15/2016	500,000	659,336

130	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Principal amount	Value
U.S. Treasury Obligations (Cont.)
8.125%, 08/15/2019	$750,000	$1,115,391
6.250%, 08/15/2023	11,000,000	15,743,750
6.875%, 08/15/2025	1,000,000	1,540,000
U.S. Treasury Notes
1.375%, 05/15/2013	5,000,000	5,079,295
2.625%, 07/31/2014	2,000,000	2,117,344
2.375%, 08/31/2014	1,000,000	1,053,438
4.250%, 11/15/2014	1,000,000	1,110,312
4.000%, 02/15/2015	2,000,000	2,221,250
4.125%, 05/15/2015	1,000,000	1,121,797
2.125%, 05/31/2015	5,000,000	5,278,515
4.250%, 08/15/2015	2,000,000	2,266,406
4.500%, 11/15/2015	10,000,000	11,496,880
4.500%, 02/15/2016	10,000,000	11,561,720
2.625%, 04/30/2016	1,000,000	1,081,953
3.250%, 07/31/2016	2,000,000	2,223,906
3.000%, 08/31/2016	1,000,000	1,101,484
2.750%, 05/31/2017	5,000,000	5,472,265
4.250%, 11/15/2017	12,000,000	14,174,064
3.500%, 02/15/2018	12,000,000	13,680,936
3.875%, 05/15/2018	2,000,000	2,332,812
3.750%, 11/15/2018	17,000,000	19,777,103
3.125%, 05/15/2019	2,000,000	2,242,500
3.625%, 08/15/2019	2,000,000	2,316,406
3.375%, 11/15/2019	10,000,000	11,399,220
3.625%, 02/15/2020	30,000,000	34,792,980
3.500%, 05/15/2020	5,000,000	5,751,955
2.000%, 11/15/2021	10,000,000	10,114,060

Total U.S. Treasury Obligations (cost $171,269,852)		188,827,078

	Shares	Value
Short-term Investments (4.00%)
JPMorgan U.S. Government Money Market Fund	22,127,831	$22,127,831

Total Short-term Investments (cost $22,127,831)		22,127,831

TOTAL INVESTMENTS (99.16%) (cost $504,758,312)		$548,303,011
OTHER ASSETS, NET OF LIABILITIES (0.84%)		4,625,711

NET ASSETS (100.00%)		$552,928,722

(a)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $1,045,482 or 0.19% of net assets.
(b)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

See accompanying notes to financial statements.	131

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (b) (91.07%)
Alabama (3.02%)
City of Trussville, Alabama, General Obligation Warrants, Series 2006-A	5.000%	10/01/2022	Aa2	$1,000,000	$1,113,260
City of Tuscaloosa, Alabama, General Obligation Warrants, Series 2010-A	4.750%	07/01/2024	Aa1	1,025,000	1,186,253
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2026	Aa2	500,000	569,150
City of Huntsville, Alabama, General Obligation Warrants, Series 2007-A	4.750%	05/01/2027	Aaa	2,000,000	2,153,560
City of Florence (Alabama), Water and Sewer Revenue Warrants, Series 2011	5.000%	08/15/2028	A1	940,000	1,039,114
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.125%	02/01/2030	Aa2	2,305,000	2,506,180
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2031	Aa2	1,000,000	1,088,510

					9,656,027

Alaska (1.49%)
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	4.000%	12/01/2020	A+	1,000,000	1,094,950
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	5.000%	12/01/2022	A+	2,220,000	2,527,026
Matanuska-Susitna Borough, Alaska, General Obligation School Bonds, 2009 Series A	5.000%	07/01/2029	Aa2	1,035,000	1,134,350

					4,756,326

Arizona (5.65%)
City of Glendale, Arizona, General Obligation Refunding Bonds, Series 2010	5.000%	07/01/2018	Aa2	2,100,000	2,538,396
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	4.000%	07/01/2018	AA-	500,000	562,190
Maricopa County, Arizona, Tempe Elementary School District No. 3, School Improvement Bonds, Project of 2005, Series B (2007)	4.500%	07/01/2021	Aa2	885,000	970,969
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2021	AA-	1,140,000	1,369,824
Tucson Unified School District No. 1 of Pima County, Arizona, School Improvement Bonds, Project of 2004, Series C (2007)	4.500%	07/01/2021	A+	1,300,000	1,426,282
City of Phoenix, Civic Improvement Corporation, Senior Lien Wastewater System Revenue Refunding Bonds, Series 2008	5.500%	07/01/2023	Aa2	1,000,000	1,191,200
Pima County, Arizona, General Obligation Bonds, Series 2009A	4.000%	07/01/2023	AA-	1,500,000	1,622,955
Scottsdale Unified School District No. 48 of Maricopa County, Arizona, School Improvement Bonds, Project of 2010, Series B (2012) (c)	4.000%	07/01/2023	AA	1,000,000	1,098,510
Sedona-Oak Creek Joint Unified School District No. 9 of Coconino and Yavapai Counties, Arizona, School Improvement Bonds, Project of 2007, Series B (2009)	5.000%	07/01/2023	A+	1,460,000	1,658,735
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2023	AA-	800,000	946,232
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	4.000%	07/01/2024	AA-	300,000	321,240
Scottsdale Unified School District No. 48 of Maricopa County, Arizona, School Improvement Bonds, Project of 2010, Series B (2012) (c)	4.250%	07/01/2025	AA	2,000,000	2,160,480
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009) (Bank Qualified)	5.000%	07/01/2027	A+	2,000,000	2,225,360

					18,092,373

Arkansas (1.30%)
Beaver Water District of Benton and Washington Counties, Arkansas, Water Refunding Revenue Bonds, Series 2010	3.000%	11/15/2020	AA+	150,000	158,742
Beaver Water District of Benton and Washington Counties, Arkansas, Water Refunding Revenue Bonds, Series 2010	4.000%	11/15/2021	AA+	1,000,000	1,127,860
Conway School District No. 1 of Faulkner County, Arkansas Refunding Bonds	4.000%	02/01/2022	Aa3	1,270,000	1,311,516
Springdale School District No. 50 of Washington County, Arkansas Refunding and Construction Bonds, Series A	4.250%	06/01/2027	Aa2	1,500,000	1,561,680

					4,159,798

California (5.31%)
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2017	AA	1,395,000	1,480,765
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2018	AA	450,000	477,130

132	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
California (Cont.)
State of California, General Obligation Bonds	5.250%	02/01/2019	A-	$2,200,000	$2,313,300
Grossmont Healthcare District, San Diego County, California, General Obligation Bonds, 2006 Election, 2007 Series A	5.000%	07/15/2020	Aa2	900,000	1,010,052
City of Napa (Napa County California) Water Revenue Bonds, Series 2007 (Water System Improvement Projects)	4.500%	05/01/2022	AA-	560,000	603,590
State of California, Various Purpose General Obligation Bonds	5.000%	11/01/2022	A-	600,000	644,016
Santa Barbara County, California, Santa Barbara Schools Financing Authority, 2007 General Obligation Revenue Bonds, Series B	4.750%	08/01/2024	Aa2	1,000,000	1,077,980
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2025	AA	885,000	932,321
Yosemite Community College District, (Stanislaus, Tuolumne, Calaveras, San Joaquin, Santa Clara and Merced Counties, California), Tax-Exempt General Obligation Bonds, Election of 2004, Series 2005A	5.000%	08/01/2025	AA-	1,195,000	1,273,691
State of California, Various Purpose General Obligation Bonds	5.500%	03/01/2026	A-	1,300,000	1,448,889
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2026	AA	930,000	972,808
Marin Community College District, (Marin County, California), Election of 2004 General Obligation Bonds, Series C	4.250%	08/01/2027	AA	1,440,000	1,533,197
Placentia-Yorba Linda Unified School District, (Orange County, California), General Obligation Bonds, 2002 Election, Series C	5.000%	08/01/2029	AA-	1,000,000	1,054,750
Ventura County Community College District (Ventura County, California) Election of 2002 General Obligation Bonds, Series C	5.500%	08/01/2029	Aa2	1,000,000	1,112,770
Santa Clara Unified School District, (Santa Clara County, California), General Obligation Bonds, Election of 2004, Series 2008	5.000%	07/01/2030	AA	1,000,000	1,044,470

					16,979,729

Colorado (0.94%)
Arapahoe County Water & Wastewater Public Improvement District (In Arapahoe County, Colorado) General Obligation Project Bonds, Series 2002A	5.750%	12/01/2018	NR	1,320,000	1,357,422
City of Colorado Springs, Colorado, Utilities System Subordinate Lien Improvement Revenue Bonds, Series 2005B	4.750%	11/15/2022	Aa2	250,000	270,862
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2009	5.000%	12/15/2025	AA	1,185,000	1,380,158

					3,008,442

Connecticut (1.30%)
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Series C	4.000%	04/01/2021	Aaa	1,010,000	1,157,208
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	4.000%	06/15/2023	Aaa	1,230,000	1,369,371
Town of Bethel, Connecticut, General Obligation Bonds, Issue of 2009, Series A	4.000%	11/15/2026	AA+	950,000	995,277
Town of Bethel, Connecticut, General Obligation Sewer Bonds, Issue of 2009, Series B	4.000%	11/15/2026	AA+	620,000	649,549

					4,171,405

Delaware (1.00%)
The Delaware River and Bay Authority, Revenue Bonds, Refunding Series 2005	5.000%	01/01/2021	A	1,625,000	1,754,448
The City of Wilmington, Delaware, General Obligation Bonds, Series of 2008A (Prerefunded to 12-01-2018 @ 100) (d)	5.000%	12/01/2028	NR	1,120,000	1,402,072
The City of Wilmington, Delaware, General Obligation Bonds, Series of 2008A	5.000%	12/01/2028	AA-	50,000	56,094

					3,212,614

Florida (5.71%)
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2019	Aa3	2,085,000	2,511,591
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2006A	4.200%	07/01/2021	Aa3	1,500,000	1,613,760
JEA Florida, Electric System Revenue Bonds, Series Three D-1	4.000%	10/01/2021	AA-	1,000,000	1,053,930
City of Fort Lauderdale, Florida, Water and Sewer Revenue Bonds, Series 2010	4.000%	03/01/2023	AA	1,265,000	1,359,875
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2024	Aa3	3,130,000	3,643,383

See accompanying notes to financial statements.	133

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Florida (Cont.)
City of Winter Park, Florida, Water and Sewer Refunding and Improvement Revenue Bonds, Series 2009	4.250%	12/01/2024	AA-	$1,000,000	$1,074,250
City of Palm Bay, Florida, Utility System Improvement Revenue Bonds, Series 2005A (Prerefunded to 10-01-2015 @ 100) (d)	5.000%	10/01/2026	A	1,350,000	1,560,586
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A	5.000%	10/01/2026	Aa2	400,000	453,372
Coral Springs Improvement District, Subordinate Water and Sewer Revenue Bonds, Series 2007	4.500%	06/01/2027	NR	1,000,000	1,034,380
City of Tallahassee, Florida, Consolidated Utility Systems Revenue Bonds, Series 2007	5.000%	10/01/2027	Aa1	1,700,000	1,861,993
State of Florida, State Board of Education, Public Education Capital Outlay Bonds, 2004 Series C	4.750%	06/01/2029	Aa1	2,000,000	2,099,940

					18,267,060

Georgia (1.95%)
Upper Oconee Basin Water Authority, Georgia, Revenue Refunding Bonds, Series 2005	5.000%	07/01/2023	Aa2	1,000,000	1,095,650
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Bonds, Series 2010	4.000%	08/01/2023	Aa2	320,000	357,610
Fulton County, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 2011	5.000%	01/01/2025	Aa3	2,000,000	2,309,700
Spalding County Water and Sewerage Facilities Authority (Georgia), Revenue Bonds, Series 2008	6.125%	09/01/2028	Aa3	1,000,000	1,155,880
Fayette County, Georgia, Water Revenue Bonds, Series 2009	4.750%	10/01/2029	Aa2	1,205,000	1,311,389

					6,230,229

Hawaii (0.73%)
State of Hawaii, Highway Revenue Bonds, Series 2008	6.000%	01/01/2029	Aa2	2,000,000	2,342,740

Idaho (0.99%)
Joint School District Number 2 (Meridian) Ada and Canyon Counties, Idaho General Obligation School Bonds, Series 2002 (Prerefunded to 07-30-2012 @ 100) (d)	5.125%	07/30/2019	AA-	500,000	513,920
Nampa School District Number 131, Canyon County, Idaho, General Obligation School Bonds, Series 2003 (Prerefunded to 08-15-2013 @ 100) (d)	4.875%	08/15/2020	A	1,000,000	1,072,630
Independent School District of Boise City, Ada and Boise Counties, Idaho, General Obligation Bonds, Series 2007	4.750%	08/01/2024	AA	1,430,000	1,571,370

					3,157,920

Illinois (1.65%)
The Illinois State Toll Highway Authority, Toll Highway Senior Priority Revenue Bonds, 2005 Series A	4.125%	01/01/2020	Aa3	4,900,000	5,262,894

Indiana (1.57%)
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2019	Aa3	2,005,000	2,255,003
Highland School Building Corporation, Lake County, Indiana, First Mortgage Refunding Bonds, Series 2003	5.000%	01/10/2020	AA+	1,310,000	1,373,732
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2025	Aa3	1,000,000	1,069,660
Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, 2008 Series A	6.250%	07/01/2033	Aaa	310,000	326,721

					5,025,116

Iowa (2.59%)
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal)	4.000%	06/01/2020	Aa1	1,245,000	1,413,224
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal)	4.000%	06/01/2021	Aa1	850,000	961,002
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal)	4.000%	06/01/2023	Aa1	1,410,000	1,567,074
City of Des Moines, Iowa, General Obligation Bonds, Series 2008D	4.250%	06/01/2025	Aa1	1,015,000	1,073,423
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008 (The State University of Iowa)	4.750%	07/01/2028	AA	1,785,000	1,932,905

134	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Iowa (Cont.)
Ankeny Community School District, Polk County, Iowa, General Obligation School Bonds, Series 2009	5.000%	06/01/2029	Aa3	$1,270,000	$1,350,810

					8,298,438

Kansas (4.25%)
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2019	Aa3	730,000	770,311
City of Wichita, Kansas, General Obligation Bonds, Series 790	4.375%	09/01/2020	Aa1	620,000	670,487
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2021	Aa3	245,000	257,164
Unified School District No. 512, Johnson County, Kansas (Shawnee Mission), General Obligation School Bonds, Series 2005-C	4.250%	10/01/2022	Aaa	4,265,000	4,522,947
Unified School District No. 512, Johnson County, Kansas (Shawnee Mission), General Obligation School Bonds, Series 2005-C	5.000%	10/01/2025	Aaa	1,000,000	1,091,860
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2027	Aaa	1,840,000	2,037,579
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2028	Aaa	2,460,000	2,705,434
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A	5.000%	10/01/2030	AA-	1,400,000	1,558,270

					13,614,052

Kentucky (2.24%)
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2019	Aa3	620,000	682,601
Northern Kentucky University, General Receipts Bonds, 2007 Series A	4.300%	09/01/2025	A1	2,700,000	2,805,624
Louisville/Jefferson County Metro Government, General Obligation Bonds, Series 2006A	4.250%	11/01/2025	Aa1	1,000,000	1,065,880
Northern Kentucky University, General Receipts Bonds, 2007 Series A	4.300%	09/01/2026	A1	2,545,000	2,627,433

					7,181,538

Louisiana (0.31%)
State of Louisiana, General Obligation Match Bonds, Series 2006-B	5.000%	07/15/2025	Aa2	900,000	999,009

Maine (0.33%)
Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2004	5.250%	07/01/2030	A+	1,000,000	1,039,910

Maryland (0.76%)
Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2002	5.000%	09/01/2014	Aaa	1,250,000	1,286,675
Washington Suburban Sanitary District, Maryland, Water Supply Bonds of 2005 (Prerefunded to 06-01-2015 @ 100) (d)	5.000%	06/01/2023	Aaa	1,000,000	1,144,090

					2,430,765

Massachusetts (0.27%)
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2003, Series C (Prerefunded to 08-01-2013 @ 100) (d)	5.250%	08/01/2020	Aa1	800,000	859,432

Michigan (1.37%)
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2019	AA	500,000	549,885
Traverse City Area Public Schools, Counties of Grand Traverse, Leelanau and Benzie, State of Michigan, 2010 School Building and Site Bonds (General Obligation - Unlimited Tax)	3.500%	05/01/2020	AA	1,000,000	1,099,950
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2021	AA	500,000	553,645
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	5.000%	02/01/2023	AA-	720,000	823,774
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	5.000%	02/01/2024	AA-	225,000	253,832
Forest Hills Public Schools County of Kent, State of Michigan, 2007 School Building and Site Bonds (General Obligation - Unlimited Tax)	4.750%	05/01/2024	AA	1,000,000	1,106,710

					4,387,796

See accompanying notes to financial statements.	135

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Minnesota (1.16%)
Independent School District Number 181 (Brainerd), Minnesota, General Obligation School Building Bonds, Series 2002A	5.375%	02/01/2019	A1	$2,500,000	$2,567,200
State of Minnesota, General Obligation State Various Purpose Bonds, Series 2009H	4.500%	11/01/2024	Aa1	1,000,000	1,150,470

					3,717,670

Mississippi (0.92%)
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation Refunding Project)	3.000%	03/01/2019	AA-	500,000	531,115
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation Refunding Project)	5.000%	03/01/2020	AA-	1,000,000	1,212,960
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation Refunding Project)	5.000%	03/01/2021	AA-	1,000,000	1,204,660

					2,948,735

Missouri (0.87%)
Missouri State Improvement and Energy Water Pollution Revenue, Series 2000B	5.625%	07/01/2016	Aaa	535,000	536,637
Parkway C-2 School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2009	4.625%	03/01/2025	AAA	1,000,000	1,120,320
School District of the City of Ladue, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007	5.000%	03/01/2025	AAA	1,000,000	1,121,740

					2,778,697

Montana (0.11%)
State of Montana, General Obligation Bonds, (Drinking Water State Revolving Fund Program), Series 2005F	4.750%	07/15/2018	AA	315,000	352,932

Nebraska (2.11%)
City of Lincoln, Nebraska, Lincoln Electric System Revenue and Refunding Bonds, Series 2002	5.000%	09/01/2015	Aa2	1,595,000	1,640,729
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	4.000%	12/15/2021	AA-	1,140,000	1,287,584
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2027	AA-	1,850,000	2,092,942
Omaha Public Power District (Nebraska) Electric System Revenue Bonds, 2008 Series A	5.500%	02/01/2028	AA	1,500,000	1,714,770

					6,736,025

New Hampshire (1.19%)
City of Manchester, New Hampshire, Water Revenue Bonds, Series 2003 (Prerefunded to 12-01-2013 @ 100) (d)	5.000%	12/01/2021	Aa2	610,000	663,088
City of Manchester, New Hampshire, Water Revenue Bonds, Series 2003 (Prerefunded to 12-01-2013 @ 100) (d)	5.000%	12/01/2023	Aa2	980,000	1,065,289
New Hampshire Municipal Bond Bank, 2011 Series E Bonds	4.000%	01/15/2024	Aa3	1,410,000	1,538,973
New Hampshire Municipal Bond Bank, 2007 Series B Bonds	4.750%	08/15/2024	A1	500,000	549,200

					3,816,550

New Jersey (3.22%)
Passaic Valley Sewer Commissioners, State of New Jersey, Sewer System Bonds, Series F	5.000%	12/01/2018	A2	1,300,000	1,384,123
Township of Toms River, County of Ocean, New Jersey, General Improvement Bonds, Series 2010A	3.000%	06/15/2019	AA	2,000,000	2,132,840
County of Essex, New Jersey, General Obligation Bonds, Series 2010, County College Bonds, Series 2010C (Tax-Exempt)	5.000%	08/01/2019	Aa2	1,550,000	1,880,072
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	2.750%	11/01/2019	AA	1,735,000	1,878,467
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	3.000%	11/01/2020	AA	1,550,000	1,674,542

136	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New Jersey (Cont.)
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2021	Aa2	$1,205,000	$1,358,553

					10,308,597

New Mexico (1.63%)
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2010	4.000%	08/01/2022	AA	570,000	636,559
Las Cruces School District No. 2, General Obligation School Building Bonds, Series 2011A	4.000%	08/01/2023	Aa2	1,700,000	1,866,719
Albuquerque Bernalillo County Water Utility Authority, Joint Water and Sewer System Improvement Revenue Bonds, Series 2005	4.400%	07/01/2024	AA	1,000,000	1,061,386
City of Santa Fe, New Mexico, Water Utility System / Capital Outlay Gross Receipts Tax Revenue Bonds, Series 2009A (Tax-Exempt)	5.000%	06/01/2025	AA+	470,000	532,327
Albuquerque Bernalillo County Water Utility Authority, Joint Water and Sewer System Improvement Revenue Bonds, Series 2008A	5.000%	07/01/2030	AA	1,000,000	1,102,250

					5,199,241

New York (4.74%)
New York City, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal 2003, Series D (Prerefunded to 06-15-2012 @ 100) (d)	5.000%	06/15/2016	Aa1	1,300,000	1,327,534
Town of Brookhaven, Suffolk County, New York, Public Improvement Serial Bonds - 2010	3.250%	03/15/2019	Aa2	1,575,000	1,716,955
Webster Central School District, Monroe and Wayne Counties, New York, General Obligations, School District (Serial) Bonds, 2009 Series B	3.000%	10/01/2020	AA	2,310,000	2,448,923
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B	5.000%	04/01/2021	AA	1,000,000	1,119,800
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2021	AA+	430,000	470,312
County of Suffolk, New York, Public Improvement Serial Bonds - 2009 Series C	4.000%	10/15/2021	AA-	1,000,000	1,124,960
East Hampton Union Free School District, Suffolk County, New York, School District Serial Bonds - 2009	4.000%	06/15/2022	Aa1	1,285,000	1,439,264
Miller Place Union Free School District in the Town of Brookhaven, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	02/15/2025	Aa2	685,000	717,510
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2025	AA+	510,000	533,679
County of Suffolk, New York, Public Improvement Serial Bonds - 2008 Series B	5.000%	11/01/2027	AA-	1,000,000	1,106,910
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Fifty-Third Series	4.750%	07/15/2030	AA-	1,000,000	1,072,980
County of Saratoga, New York, General Obligations, Public Improvement (Serial) Bonds, Series 2009A	4.750%	07/15/2031	Aa1	950,000	1,023,350
County of Saratoga, New York, General Obligations, Public Improvement (Serial) Bonds, Series 2009A	4.750%	07/15/2032	Aa1	995,000	1,067,008

					15,169,185

North Carolina (3.89%)
County of Orange, North Carolina, General Obligation Refunding Bonds, Series 2011	3.000%	02/01/2020	Aa1	1,000,000	1,112,020
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2002B	5.000%	07/01/2021	Aaa	1,000,000	1,018,020
City of Fayetteville, North Carolina, Public Works Commission, Revenue Refunding Bonds, Series 2009A	5.000%	03/01/2024	Aa3	1,355,000	1,592,139
County of Wake, North Carolina, General Obligation Public Improvement Bonds, Series 2011	4.000%	04/01/2024	Aaa	2,000,000	2,269,020
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2009B	4.000%	06/01/2024	Aaa	1,265,000	1,411,550
State of North Carolina, General Obligation Public Improvement Bonds, Series 2010A	4.000%	05/01/2026	Aaa	1,000,000	1,092,390
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B	4.250%	07/01/2026	Aaa	1,500,000	1,669,305
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2026	Aa2	195,000	211,035
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B	5.000%	07/01/2027	Aaa	1,500,000	1,755,195
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2027	Aa2	300,000	322,284

					12,452,958

North Dakota (0.43%)
West Fargo Public School District No. 6, Cass County, North Dakota, General Obligation School Building Bonds, Series 2011	4.000%	05/01/2026	Aa3	1,300,000	1,373,541

See accompanying notes to financial statements.	137

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Ohio (3.18%)
City of Cleveland, Ohio, Waterworks Refunding Revenue Bonds, Series J, 2001 (Prerefunded to 01-01-2012 @ 100) (d)	5.375%	01/01/2016	AA	$1,000,000	$1,000,000
Board of Education Indian Hill Exempted Village School District, County of Hamilton, Ohio, School Improvement Refunding Bonds, Series 2006	4.375%	12/01/2022	Aaa	750,000	818,152
Board of Education, City School District of the City of Cincinnati, County of Hamilton, Ohio, Classroom Facilities Construction and Improvement Refunding Bonds, Series 2006 (Voted General Obligation Unlimited Tax)	5.250%	12/01/2022	AA-	1,000,000	1,242,680
Columbus City School District, Franklin County, Ohio, School Facilities Construction and Improvement Bonds, Series 2009-B (General Obligation - Unlimited Tax)	5.000%	12/01/2023	Aa2	1,000,000	1,168,930
State of Ohio, Common Schools General Obligation Bonds, Series 2006D	4.300%	09/15/2025	Aa1	2,500,000	2,668,800
Miami University (A State University of Ohio) General Receipts Revenue and Refunding Bonds, Series 2011	5.000%	09/01/2026	Aa3	1,000,000	1,144,880
Plain Local School District (Stark County), Ohio, General Obligation (Unlimited Tax), School
Improvement Refunding Bonds, Series 2011A	4.500%	11/01/2027	AA-	2,000,000	2,115,460

					10,158,902

Oklahoma (1.33%)
Oklahoma Turnpike Authority, Oklahoma Turnpike System, Second Senior Revenue Bonds, Series 2011B	5.000%	01/01/2026	Aa3	1,000,000	1,154,850
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2008	4.750%	05/01/2026	AA	1,165,000	1,270,001
City of Oklahoma City, Oklahoma, General Obligation Bonds, Series 2008	5.000%	03/01/2027	Aaa	400,000	453,296
Oklahoma Turnpike Authority, Oklahoma Turnpike System, Second Senior Revenue Bonds, Series 2011B	5.000%	01/01/2028	Aa3	770,000	876,884
Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, (Homeownership Loan Program), 2003 Series B-1 (AMT)	4.875%	09/01/2033	Aaa	510,000	510,393

					4,265,424

Oregon (3.82%)
Newberg School District Number 29J, Yamhill, Clackamas and Washington Counties, Oregon, General Obligation Bonds, Series 2002 (Prerefunded to 06-15-2012 @ 100) (d)	5.250%	06/15/2015	NR	1,000,000	1,022,290
City of Portland, Oregon, First Lien Water System Revenue and Refunding Bonds, 2010 Series A (Tax Exempt)	4.000%	05/01/2021	Aaa	1,070,000	1,229,751
Emerald People’s Utility District, Lane County, Oregon	5.250%	11/01/2021	A1	705,000	752,461
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B	5.000%	06/15/2022	Aa3	1,825,000	2,104,371
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B	5.000%	06/15/2023	Aa3	1,375,000	1,568,751
City of Portland, Oregon, First Lien Water System Revenue Bonds, 2011 Series A	4.000%	05/01/2024	Aaa	1,500,000	1,666,245
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2007 Series F (Tax Exempt)	4.625%	08/01/2024	Aa1	570,000	629,816
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2007 Refunding Series G (Tax Exempt)	4.625%	08/01/2024	Aa1	330,000	364,630
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2009 Series A	5.750%	08/01/2024	Aa1	575,000	687,602
Oregon Trail School District No. 46, Clackamas County, Oregon, General Obligation Bonds, Series 2009	5.000%	06/15/2029	A+	1,000,000	1,115,570
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2009 Series A	5.750%	08/01/2029	Aa1	940,000	1,093,126

					12,234,613

Pennsylvania (1.03%)
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2026	Aa2	1,575,000	1,702,528
County of Chester, Commonwealth of Pennsylvania, General Obligation Bonds, Series of 2011	4.000%	11/15/2026	Aaa	1,465,000	1,581,424

					3,283,952

138	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Rhode Island (0.85%)
Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund Revenue Bonds, Series 2004 A (Pooled Loan Issue)	4.750%	10/01/2022	Aaa	$1,000,000	$1,080,980
State of Rhode Island and Providence Plantations, General Obligation Bonds, Consolidated Capital Development Loan of 2007, Series A	4.750%	08/01/2024	Aa2	1,000,000	1,087,560
Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund Revenue Bonds, Series 2007 A (Pooled Loan Issue)	4.750%	10/01/2025	Aaa	500,000	564,055

					2,732,595

South Carolina (2.11%)
City of Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2010	4.500%	02/01/2025	AA	1,020,000	1,138,238
School District No. 1 of Richland County, South Carolina, General Obligation Bonds, Series 2006B	4.450%	03/01/2025	Aa2	1,500,000	1,636,830
South Carolina Public Service Authority, Revenue Obligations, Series 2008, Tax-Exempt Series A	5.375%	01/01/2028	Aa3	3,500,000	3,982,755

					6,757,823

South Dakota (0.25%)
Harrisburg School District No. 41-2, Lincoln County, South Dakota, General Obligation Bonds, Series 2007	4.500%	01/15/2023	Aa3	800,000	807,816

Tennessee (2.46%)
City of Murfreesboro, Tennessee, General Obligation Refunding Bonds, Series 2009	5.000%	06/01/2018	AA-	650,000	792,876
City of Murfreesboro, Tennessee, General Obligation Refunding Bonds, Series 2009	5.000%	06/01/2019	AA-	150,000	185,362
City of Murfreesboro, Tennessee, General Obligation Refunding Bonds, Series 2009	5.000%	06/01/2020	AA-	270,000	329,856
City of Knoxville, Tennessee, Water System Revenue Bonds, Series U-2009	4.000%	03/01/2022	Aa2	175,000	196,733
Tennessee State School Bond Authority, Higher Educational Facilities, Second Program Bonds, 2008 Series B	4.750%	05/01/2023	AA	1,000,000	1,147,800
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Improvement and Refunding Bonds, Series 2010A	4.000%	07/01/2023	AA	900,000	1,004,139
State of Tennessee, General Obligation Bonds, 2007 Series A	4.500%	10/01/2025	AA+	425,000	450,619
City of Chattanooga, Tennessee, General Obligation Refunding Bonds, Series 2007A	4.750%	03/01/2026	AA+	2,250,000	2,454,682
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2008 Series A	4.750%	05/15/2026	AA+	1,175,000	1,305,448

					7,867,515

Texas (2.22%)
City of Plano, Texas, (Collin and Denton Counties), General Obligation Refunding and Improvement Bonds, Series 2011	5.000%	09/01/2020	Aaa	1,000,000	1,248,130
Fort Worth Independent School District, (Tarrant County, Texas), Unlimited Tax School Building Bonds, Series 2010	4.000%	02/15/2021	AA	775,000	875,642
City of Austin, Texas, (Travis and Williamson Counties), Water and Wastewater System Revenue Refunding Bonds, Series 2009A	5.000%	11/15/2026	AA-	2,000,000	2,285,720
Trinity River Authority of Texas, (Tarrant County Water Project) Improvement Revenue Bonds, Series 2008	5.750%	02/01/2027	Aa3	1,500,000	1,719,330
New Braunfels Independent School District, (A political subdivision of the State of Texas located in Comal and Guadalupe Counties, Texas), Unlimited Tax School Building Bonds, Series 2008	5.000%	02/01/2029	AA-	900,000	961,362

					7,090,184

Utah (0.58%)
West Jordan Utah, General Obligation Bonds (Prerefunded to 04-01-2014 @ 100) (d)	5.250%	04/01/2022	NR	680,000	752,304
Board of Education of Canyons School District, Utah, General Obligation Bonds, (Utah School Bond Guaranty Program), Series 2011	4.000%	06/15/2023	AA+	1,000,000	1,117,450

					1,869,754

See accompanying notes to financial statements.	139

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Virginia (2.16%)
Fairfax County Water Authority, Water Refunding Revenue Bonds, Series 1997	5.000%	04/01/2021	Aaa	$900,000	$1,088,064
City of Salem, Virginia General Obligation Public Improvement Refunding Bonds Series 2007A	4.500%	01/01/2023	Aa3	520,000	575,437
General Obligation Public Improvement and Refunding Bonds, Series 2007 of the City of Hampton, Virginia	4.375%	01/15/2023	Aa1	1,550,000	1,730,064
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2006 A	4.500%	08/01/2024	Aa1	1,000,000	1,077,360
Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2011A	4.000%	12/01/2026	Aaa	1,395,000	1,505,554
Virginia Public School Authority, School Financing Bonds, (1997 Resolution) Series 2004 A	4.750%	08/01/2027	Aa1	900,000	942,561

					6,919,040

Washington (3.12%)
Bethel School District No. 403, Pierce County, Washington, Unlimited Tax General Obligation Bonds, 2006	5.000%	12/01/2020	Aa2	1,420,000	1,614,838
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	5.000%	12/01/2025	AA	2,000,000	2,286,620
Bellevue School District No. 405, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	4.750%	12/01/2026	AA+	2,500,000	2,754,700
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2028	AA-	680,000	730,578
The City of Seattle, Washington, Drainage and Wastewater Revenue Bonds, 2004	4.750%	09/01/2028	Aa1	1,140,000	1,180,481
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.125%	01/01/2029	AA-	445,000	480,484
Public Utility District No. 1 of Douglas County, Washington, Wells Hydroelectric Revenue and Refunding Bonds, Series 2005B (Non-AMT)	5.000%	09/01/2030	Aa3	900,000	943,074

					9,990,775

West Virginia (2.49%)
West Virginia University Board of Governors, University Improvement Revenue Bonds, (West Virginia University Projects), 2011 Series B	5.000%	10/01/2022	A+	2,200,000	2,649,504
West Virginia University Board of Governors, University Improvement Revenue Bonds, (West Virginia University Projects), 2011 Series B	4.750%	10/01/2027	A+	2,240,000	2,473,162
West Virginia University Board of Governors, University Improvement Revenue Bonds, (West Virginia University Projects), 2011 Series B	4.750%	10/01/2028	A+	2,595,000	2,842,667

					7,965,333

Wisconsin (0.47%)
City of Fond Du Lac, Fon Du Lac County, Wisconsin, General Obligation Refunding Bonds, Series 2010	4.250%	03/01/2023	AA-	500,000	557,925
School District of Elbrook, Waukesha County, Wisconsin, General Obligation School Building and Improvement Bonds	5.000%	04/01/2028	Aaa	850,000	944,503

					1,502,428

Total Long-term Municipal Bonds
(cost $272,350,616)					291,433,898

140	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Short-term Investments (8.47%)
JPMorgan Tax Free Money Market Fund	27,095,432	$27,095,432

Total Short-term Investments (cost $27,095,432)		27,095,432

TOTAL INVESTMENTS (99.54%) (cost $299,446,048)		318,529,330
OTHER ASSETS, NET OF LIABILITIES (0.46%)		1,464,198

NET ASSETS (100.00%)		$319,993,528

(a)	Ratings are not audited and represent the lower of Moody’s, S&P or Fitch issuer specific ratings.
(b)	Long-term Municipal Bonds, as a percentage of total net assets, consisted of 3.87% Advanced Refunded Bonds, 34.35% General Obligation Bonds and 52.85% Municipal Revenue Bonds.
(c)	Security purchased on a “when-issued” basis.
(d)	Advanced Refunded Bonds are backed by an escrow or trust containing U.S. Government or U.S. Government Agency securities to support the timely payment of principal and interest.
NR	– Not Rated

See accompanying notes to financial statements.	141

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

	Principal amount	Value
Short-term Investments (99.86%)
Agriculture, Foods, & Beverage (15.27%)
Coca-Cola Co. (a)
0.110%, 01/31/2012	$1,217,000	$1,216,889
0.080%, 02/08/2012	6,000,000	5,999,493
0.120%, 03/21/2012	1,312,000	1,311,650
0.120%, 04/16/2012	5,460,000	5,458,071
Nestle Capital Corp. (a)
0.110%, 01/24/2012	5,000,000	4,999,649
0.080%, 02/27/2012	8,946,000	8,944,867
Pepsico Inc. (a)
0.040%, 01/12/2012	13,916,000	13,915,830

		41,846,449

Automotive (14.93%)
American Honda Finance Corp.
0.100%, 01/13/2012	11,700,000	11,699,610
0.230%, 02/02/2012	2,350,000	2,349,520
PACCAR Financial Corp.
0.070%, 01/05/2012	6,788,000	6,787,947
0.120%, 03/15/2012	4,000,000	3,999,013
0.110%, 03/21/2012	2,600,000	2,599,364
Toyota Motor Credit Corp.
0.140%, 01/05/2012	6,133,000	6,132,905
0.060%, 01/18/2012	4,625,000	4,624,870
0.170%, 03/20/2012	2,725,000	2,723,983

		40,917,212

Computers (5.05%)
International Business Machines Corp. (a)
0.050%, 01/20/2012	3,100,000	3,099,918
0.050%, 01/30/2012	10,721,000	10,720,568

		13,820,486

Consumer & Marketing (4.96%)
Procter & Gamble Co., The (a)
0.090%, 01/06/2012	2,700,000	2,699,966
0.080%, 03/19/2012	5,898,000	5,896,978
0.070%, 04/05/2012	5,000,000	4,999,076

		13,596,020

Financial Services (5.03%)
General Electric Capital Corp.
0.030%, 02/14/2012	11,190,000	11,189,590
0.050%, 02/16/2012	2,600,000	2,599,834

		13,789,424

Government Agency Securities (b) (22.46%)
Federal Home Loan Bank
0.010%, 01/04/2012	5,000,000	4,999,996
0.015%, 01/20/2012	6,850,000	6,849,946
0.005%, 02/22/2012	13,000,000	12,999,906
Federal Home Loan Mortgage Corp.
0.010%, 01/30/2012	2,854,000	2,853,978
0.050%, 02/06/2012	14,000,000	13,999,300
Federal National Mortgage Association
0.030%, 01/03/2012	5,295,000	5,294,991

	Principal amount	Value
Short-term Investments (Cont.)
Government Agency Securities (Cont.)
0.060%, 01/11/2012	$2,500,000	$2,499,958
0.035%, 01/19/2012	4,000,000	3,999,930
0.025%, 01/25/2012	8,045,000	8,044,866

		61,542,871

Health Care (5.76%)
Abbott Laboratories (a)
0.070%, 01/09/2012	1,800,000	1,799,972
Roche Holdings (a)
0.060%, 01/17/2012	1,275,000	1,274,966
0.050%, 01/27/2012	12,700,000	12,699,541

		15,774,479

Machinery & Manufacturing (5.30%)
Caterpillar Finance Service Corp.
0.070%, 01/20/2012	1,562,000	1,561,942
0.070%, 02/27/2012	12,962,000	12,960,563

		14,522,505

Oil & Gas (5.14%)
Exxon Mobil Corp.
0.030%, 01/18/2012	6,680,000	6,679,905
0.030%, 01/26/2012	7,398,000	7,397,846

		14,077,751

	Shares	Value
Registered Investment Companies (3.92%)
JPMorgan U.S. Government Money Market Fund	10,738,640	$10,738,640

142	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Principal amount	Value
Short-term Investments (Cont.)
U.S. Government Obligations (12.04%)
U.S. Treasury Bill
0.001%, 01/05/2012	$16,000,000	$15,999,998
0.008%, 01/19/2012	7,000,000	6,999,972
0.008%, 02/23/2012	1,500,000	1,499,982
0.005%, 03/01/2012	5,500,000	5,499,954
0.033%, 03/29/2012	3,000,000	2,999,762

		32,999,668

Total Short-term Investments
(cost $273,625,505)		273,625,505

TOTAL INVESTMENTS (99.86%)
(cost $273,625,505)		273,625,505
OTHER ASSETS, NET OF LIABILITIES (0.14%)		379,934

NET ASSETS (100.00%)		$274,005,439

(a)	Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid.
(b)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

See accompanying notes to financial statements.	143

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$234,098,253	147,799,898	95,741,565

Investments in securities at market value	$264,967,716	165,503,528	102,051,703
Investments in securities in Master Portfolios	—	—	—
Cash	—	—	—
Foreign currencies at value (cost $4 and $2,737,334, respectively)	—	—	4
Receivable for:
Dividends and interest	372,551	168,258	208,763
Shares of the Fund sold	97,023	130,682	78,593
Securities sold	452,707	682,941	89,457
SFIMC	—	—	—
Variation margin on futures contracts	—	—	—
Unrealized gain on forward foreign currency contracts	—	—	191,081
Prepaid expenses	3,010	2,206	3,128

Total assets	265,893,007	166,487,615	102,622,729

Liabilities and Net Assets
Distributions to shareholders	—	—	192
Payable for:
Shares of the Fund redeemed	48,575	58,437	22,268
Securities Purchased	511,559	859,060	257,061
Investments in Master Portfolios	—	—	—
Variation margin on futures contracts	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	80
Due to affiliates	256,169	223,498	158,651
Accrued liabilities	63,248	62,791	110,204

Total liabilities	879,551	1,203,786	548,456

Net assets applicable to shares outstanding of common stock	$265,013,456	165,283,829	102,074,273

Analysis of Net Assets
Paid-in-capital	$338,311,833	175,851,330	118,714,788
Accumulated net realized gain (loss)	(104,446,430)	(28,294,440)	(22,906,584)
Net unrealized appreciation (depreciation)	30,869,463	17,703,630	6,504,743
Accumulated undistributed net investment income (loss)	278,590	23,309	(238,674)

Net assets applicable to shares outstanding	$265,013,456	165,283,829	102,074,273

Fund shares outstanding: Class A Shares	6,675,593	4,374,150	2,816,657
Class B Shares	750,157	1,083,101	943,659
Legacy Class A Shares	11,756,924	7,457,601	4,621,272
Legacy Class B Shares	1,993,230	1,600,660	1,213,845
Institutional Shares	22,814,685	2,867,854	1,636,147
Class R-1 Shares	392,031	343,933	289,561
Class R-2 Shares	1,316,644	728,369	567,306
Class R-3 Shares	312,848	181,661	189,492
Net assets applicable to shares outstanding: Class A Shares	$37,970,582	39,338,766	23,333,337
Class B Shares	4,264,064	9,370,028	7,766,162
Legacy Class A Shares	69,405,227	65,880,937	38,608,228
Legacy Class B Shares	11,718,742	13,433,904	10,057,641
Institutional Shares	130,164,679	26,188,877	13,636,253
Class R-1 Shares	2,229,314	2,990,154	2,392,188
Class R-2 Shares	7,476,630	6,434,538	4,701,622
Class R-3 Shares	1,784,218	1,646,625	1,578,842
Net asset value: Class A Shares	$5.69	8.99	8.28
Class B Shares	5.68	8.65	8.23
Legacy Class A Shares	5.90	8.83	8.35
Legacy Class B Shares	5.88	8.39	8.29
Institutional Shares	5.71	9.13	8.33
Class R-1 Shares	5.69	8.69	8.26
Class R-2 Shares	5.68	8.83	8.29
Class R-3 Shares	5.70	9.06	8.33
Maximum offering price: Class A Shares	$5.99	9.46	8.72
Legacy Class A Shares	6.08	9.10	8.61

(a)	Relates to investments in affiliated investment companies.

144	See accompanying notes to financial statements.

S&P 500 Index Fund	Small Cap Index Fund	International Index Fund	Equity and Bond Fund		Bond Fund	Tax Advantaged Bond Fund	Money Market Fund

—	267,886,004	178,472,032	200,379,163	(a)	504,758,312	299,446,048	273,625,505

—	275,726,187	177,704,627	177,764,340	(a)	548,303,011	318,529,330	273,625,505
550,071,545	—	—	—		—	—	—
—	—	—	1,191,808		—	—	—
—	—	2,741,224	—		—	—	—

—	464,167	540,944	182,309		4,413,224	3,494,966	47
337,987	204,877	130,942	63,925		1,009,265	1,736,276	802,082
—	45,425	3,729	—		—	—	—
56,257	—	13,778	52,010		—	—	134,803
—	—	16,712	—		—	—	—
—	—	10,303	—		—	—	—
17,572	3,665	6,999	802		7,046	2,880	3,576

550,483,361	276,444,321	181,169,258	179,255,194		553,732,546	323,763,452	274,566,013

—	—	—	—		275,972	228,636	202

177,063	80,529	142,322	81,926		118,362	71,809	352,206

—	—	—	—		—	3,229,170	—
156,094	—		—		—	—	—
—	8,714	—	—		—	—	—
—	—	16,550	—		—	—	—
423,039	261,465	218,280	49,582		317,878	186,569	147,495
229,799	100,665	99,144	52,812		91,612	53,740	60,671

985,995	451,373	476,296	184,320		803,824	3,769,924	560,574

549,497,366	275,992,948	180,692,962	179,070,874		552,928,722	319,993,528	274,005,439

504,360,189	268,617,029	208,827,984	201,609,383		510,565,568	300,903,056	274,005,439
(36,956,978)	(762,215)	(27,147,246)	(32,730)		(1,181,545)	7,190	—

81,193,036	7,846,602	(740,812)	(22,614,823)		43,544,699	19,083,282	—
901,119	291,532	(246,964)	109,044		—	—	—

549,497,366	275,992,948	180,692,962	179,070,874		552,928,722	319,993,528	274,005,439

12,170,948	3,679,937	4,215,035	5,138,508		17,927,666	18,069,716	106,752,305
1,665,399	858,245	973,927	1,168,894		937,148	455,367	3,227,307
29,208,406	11,976,838	8,080,392	10,059,403		12,213,604	6,659,802	80,542,808
5,487,446	2,939,779	2,014,776	3,178,106		3,268,587	2,221,024	7,687,920
7,183,465	4,182,141	3,268,553	1,983,733		12,022,011		51,959,364
637,283	239,904	335,171	293,977		331,529		5,574,864
1,407,640	497,147	625,625	460,188		576,123		15,763,114
204,812	133,956	165,350	153,408		161,304		2,497,760
114,957,826	41,751,422	38,721,532	40,794,905		208,932,226	211,101,415	106,752,304
15,788,900	9,598,851	8,960,775	9,293,174		10,913,843	5,317,895	3,227,307
276,955,772	134,655,856	74,079,882	80,579,615		142,446,225	77,671,683	80,542,808
52,242,311	32,470,254	18,548,772	25,511,139		38,130,381	25,902,535	7,687,918
68,300,871	47,635,706	30,045,845	15,762,380		140,053,686		51,959,364
6,034,684	2,715,298	3,078,557	2,305,734		3,863,540		5,574,864
13,272,084	5,638,571	5,735,778	3,617,084		6,708,283		15,763,114
1,944,918	1,526,990	1,521,821	1,206,843		1,880,538		2,497,760
9.45	11.35	9.19	7.94		11.65	11.68	1.00
9.48	11.18	9.20	7.95		11.65	11.68	1.00
9.48	11.24	9.17	8.01		11.66	11.66	1.00
9.52	11.05	9.21	8.03		11.67	11.66	1.00
9.51	11.39	9.19	7.95		11.65		1.00
9.47	11.32	9.19	7.84		11.65		1.00
9.43	11.34	9.17	7.86		11.64		1.00
9.50	11.40	9.20	7.87		11.66		1.00
9.95	11.95	9.67	8.36		12.01	12.04	1.00
9.77	11.59	9.45	8.26		12.02	12.02	1.00

See accompanying notes to financial statements.	145

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	LifePath Retirement Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	LifePath 2050 Fund
Assets
Investments in securities in Master Portfolios	$744,581,112	1,152,799,868	992,116,678	719,923,287	67,708,998
Receivable for:
Shares of the Fund sold	708,433	1,278,054	1,407,350	870,657	265,504
SFIMC	—	—	—	—	4,083
Prepaid expenses	10,031	17,900	14,786	10,166	860

Total assets	745,299,576	1,154,095,822	993,538,814	720,804,110	67,979,445

Liabilities and Net Assets
Distributions to shareholders	27,024	82,274	17,689	18,452	118,649
Payable for:
Shares of the Fund redeemed	334,941	327,366	243,677	263,812	61,544
Investments in Master Portfolios	234,751	479,551	651,923	277,888	111,098
Due to affiliates	584,415	927,717	812,109	608,396	59,686
Accrued liabilities	105,048	100,885	101,279	88,311	47,016

Total liabilities	1,286,179	1,917,793	1,826,677	1,256,859	397,993

Net assets applicable to shares outstanding of common stock	$744,013,397	1,152,178,029	991,712,137	719,547,251	67,581,452

Analysis of Net Assets
Paid-in-capital	712,574,903	1,140,119,260	1,011,662,587	759,160,053	67,962,225
Accumulated net realized gain (loss)	7,303,087	(13,869,730)	(34,346,110)	(39,440,284)	(1,727,959)
Net unrealized appreciation (depreciation)	23,684,208	22,085,514	11,451,808	(2,229,722)	1,282,439
Accumulated undistributed net investment income (loss)	451,199	3,842,985	2,943,852	2,057,204	64,747

Net assets applicable to shares outstanding	$744,013,397	1,152,178,029	991,712,137	719,547,251	67,581,452

Fund shares outstanding:
Class A Shares	30,171,100	41,994,852	37,737,895	23,153,154	7,237,757
Class B Shares	878,173	1,891,081	2,212,700	2,156,519
Legacy Class A Shares	21,682,012	28,010,848	20,119,633	14,145,521
Legacy Class B Shares	2,893,643	4,904,837	3,957,923	2,988,925
Institutional Shares	5,425,588	9,787,567	9,736,063	10,531,511
Class R-1 Shares	452,037	1,028,715	1,279,860	962,936	284,384
Class R-2 Shares	1,388,569	2,387,096	2,052,424	1,779,104	334,593
Class R-3 Shares	131,432	214,501	225,388	183,000
Net assets applicable to shares outstanding:
Class A Shares	$352,691,279	537,162,334	483,842,117	297,571,078	62,243,247
Class B Shares	10,321,530	24,054,885	28,261,260	27,601,257
Legacy Class A Shares	258,330,856	356,855,715	258,081,234	182,158,651
Legacy Class B Shares	34,574,144	62,479,897	50,616,783	38,453,388
Institutional Shares	64,649,005	125,355,957	125,392,669	136,188,667
Class R-1 Shares	5,297,858	13,099,874	16,330,538	12,324,740	2,452,171
Class R-2 Shares	16,585,120	30,431,268	26,286,117	22,862,177	2,886,034
Class R-3 Shares	1,563,605	2,738,099	2,901,419	2,387,293
Net asset value:
Class A Shares	$11.69	12.79	12.82	12.85	8.60
Class B Shares	11.75	12.72	12.77	12.80
Legacy Class A Shares	11.91	12.74	12.83	12.88
Legacy Class B Shares	11.95	12.74	12.79	12.87
Institutional Shares	11.92	12.81	12.88	12.93
Class R-1 Shares	11.72	12.73	12.76	12.80	8.62
Class R-2 Shares	11.94	12.75	12.81	12.85	8.63
Class R-3 Shares	11.90	12.76	12.87	13.05
Maximum offering price:
Class A Shares	$12.31	13.46	13.49	13.53	9.05
Legacy Class A Shares	12.28	13.13	13.23	13.28

146	See accompanying notes to financial statements.

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STATE FARM MUTUAL FUND TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2011

	Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund	S&P 500 Index Fund	Small Cap Index Fund
Investment Income: (a)
Dividends	$5,119,912	2,021,465	2,880,654	11,743,316	3,552,756
Interest	357	209	139	10,366	864
Securities lending - net	—	—	—	169,293	—
Tax-exempt interest	—	—	—	—	—

	5,120,269	2,021,674	2,880,793	11,922,975	3,553,620
Less: foreign withholding taxes	(6,793)	(2,761)	(267,130)	(3)	(7,361)
Portfolio expenses of Master Portfolios (c)	—	—	—	(279,849)	—

Total investment income	5,113,476	2,018,913	2,613,663	11,643,123	3,546,259
Expenses:
Investment advisory and management fees	1,629,479	1,389,933	919,003	838,821	1,022,203
Shareholder services fees	687,086	442,914	294,262	1,413,108	737,564
Distribution fees Class A	88,956	99,417	63,368	272,959	104,219
Distribution fees Class B	40,842	92,012	82,698	149,528	94,933
Distribution fees Legacy Class A	177,810	172,620	108,734	698,607	353,696
Distribution fees Legacy Class B	97,175	102,645	77,631	419,458	249,732
Distribution fees Class R-1	11,541	16,007	13,756	31,217	14,376
Distribution fees Class R-2	22,301	21,533	16,582	39,890	18,230
Regulatory fees	87,872	88,695	86,516	91,806	88,193
Reports to shareholders	79,774	77,416	51,653	150,403	116,878
Professional fees	35,868	34,765	51,262	321,945	36,542
Trustees’ fees and expenses	13,076	8,297	6,286	25,281	14,102
Custodian fees	4,654	13,406	170,265	1,229	46,388
Errors and omissions insurance	2,873	3,018	2,086	9,709	5,219
ICI dues	3,092	1,875	54	6,127	3,252
Securities valuation fees	2,440	3,353	9,411	—	23,817
Fidelity bond expense	325	344	231	1,102	579
License index fees	—	—	—	48,780	45,833

Total expenses	2,985,164	2,568,250	1,953,798	4,519,970	2,975,756
Less: expense reimbursement from affiliates (d)	(17)	(57,427)	(148,015)	(97,411)	(88,744)

Net expenses	2,985,147	2,510,823	1,805,783	4,422,559	2,887,012

Net investment income (loss)	2,128,329	(491,910)	807,880	7,220,564	659,247

Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	12,395,659	15,109,531	1,567,624	(6,470)	13,548,432
Net realized gain (loss) on forward foreign currency contracts	—	—	(34,118)	—	—
Net realized gain (loss) on foreign currency transactions	—	—	(461,133)	—	—
Net realized gain (loss) on futures contracts	—	—	—	542,500	(188,371)
Change in net unrealized gain (loss) on open futures contracts	—	—	—	(150,507)	(60,615)
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(16,376,073)	(19,343,330)	(18,564,988)	(366,422)	(29,077,475)

Net realized and unrealized gain (loss) on investments	(3,980,414)	(4,233,799)	(17,492,615)	19,101	(15,778,029)

Net change in net assets resulting from operations	$(1,852,085)	(4,725,709)	(16,684,735)	7,239,665	(15,118,782)

(a)	Components of investment income for the S&P 500 Index, LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds reflect each Fund’s proportionate income from its Master Portfolio.
(b)	Relates to investments in affiliated investment companies.
(c)	Portfolio expenses of Master Portfolios for the S&P 500 Index, LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds include the effect of expense reductions by BlackRock at the Master Porfolio level. See Note 2 under Expense Reduction Agreements.
(d)	For the Money Market Fund, this amount includes $1,243,195 of additional voluntary fee waivers from SFIMC and VP Management Corp. See Note 2 under Expense Reduction Agreements.

148	See accompanying notes to financial statements.

International Index Fund	Equity and Bond Fund		Bond Fund	Tax Advantaged Bond Fund	Money Market Fund	LifePath Retirement Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	LifePath 2050 Fund

7,608,339	3,332,245	(b)	—	—	—	8,335,399	16,624,181	16,914,567	13,966,361	1,287,102
4,431	—		18,632,139	—	287,156	13,079,840	14,397,394	7,933,111	3,184,853	55,741
—	—		—	—	—	229,963	460,814	460,433	394,926	31,147
—	—		—	10,423,404	—	—	—	—	—	—

7,612,770	3,332,245		18,632,139	10,423,404	287,156	21,645,202	31,482,389	25,308,111	17,546,140	1,373,990
(582,656)	—		—	—	—	—	—	—	—	—
—	—		—	—	—	(1,944,921)	(2,745,890)	(2,141,883)	(1,450,309)	(107,219)

7,030,114	3,332,245		18,632,139	10,423,404	287,156	19,700,281	28,736,499	23,166,228	16,095,831	1,266,771

1,036,987	—		507,363	266,542	254,914	2,479,852	3,909,007	3,378,992	2,505,072	203,307
526,589	5,089		1,276,452	666,354	653,431	1,787,782	2,824,046	2,445,491	1,815,706	148,268
105,634	98,473		442,781	415,500	147,128	780,877	1,233,302	1,128,277	708,398	134,331
96,724	88,213		66,459	31,050	17,156	94,533	222,177	263,288	260,011	—
214,845	200,904		337,356	175,732	114,066	649,300	901,678	651,639	469,712	—
148,824	187,000		269,614	164,267	45,149	268,812	467,945	376,195	282,279	—
17,433	11,373		18,158	—	22,618	26,016	65,178	82,258	64,294	10,891
18,987	11,161		18,171	—	29,462	50,608	88,176	77,989	67,208	6,531
86,725	87,807		101,458	80,472	112,373	107,493	123,488	112,068	103,585	38,621
85,913	63,845		103,348	21,599	71,188	83,483	145,178	167,238	167,384	29,364
44,419	32,086		50,539	45,543	37,691	73,426	60,907	69,513	46,625	42,035
9,973	8,719		24,210	12,696	12,279	32,319	52,919	45,099	32,861	2,804
130,467	—		9,226	3,199	3,820	—	—	—	—	727
3,722	3,052		6,650	4,065	4,073	11,603	18,006	15,546	11,784	810
2,440	—		5,679	3,526	4,018	7,123	8,723	8,661	6,561	357
24,366	—		68,296	54,352	—	—	—	—	—	—
453	311		756	474	451	1,408	2,192	1,896	1,435	101
96,896	—		—	—	—	—	—	—	—	—

2,651,397	798,033		3,306,516	1,945,371	1,529,817	6,454,635	10,122,922	8,824,150	6,542,915	618,147
(70,578)	(195,820)		—	—	(1,243,248)	—	—	—	—	(56,749)

2,580,819	602,213		3,306,516	1,945,371	286,569	6,454,635	10,122,922	8,824,150	6,542,915	561,398

4,449,295	2,730,032		15,325,623	8,478,033	587	13,245,646	18,613,577	14,342,078	9,552,916	705,373

(5,525,124)	241,694	(b)	29,832	7,190	—	41,450,521	66,084,588	55,147,750	42,094,909	2,138,353
127,911	—		—	—	—	—	—	—	—	—
16,570	—		—	—	—	—	—	—	—	—
(322,064)	—		—	—	—	—	—	—	—	—
29,103	—		—	—	—	—	—	—	—	—
(26,309,758)	1,678,785	(b)	24,038,786	18,755,345	—	(30,792,040)	(73,807,210)	(80,781,370)	(72,575,394)	(5,784,195)

(31,983,362)	1,920,479		24,068,618	18,762,535	—	10,658,481	(7,722,622)	(25,633,620)	(30,480,485)	(3,645,842)

(27,534,067)	4,650,511		39,394,241	27,240,568	587	23,904,127	10,890,955	(11,291,542)	(20,927,569)	(2,940,469)

See accompanying notes to financial statements.	149

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund
Years ended December 31,	2011	2010
From operations:
Net investment income (loss)	$2,128,329	1,133,063
Net realized gain (loss)	12,395,659	9,467,725
Change in net unrealized appreciation or depreciation	(16,376,073)	20,080,828

Net change in net assets resulting from operations	(1,852,085)	30,681,616
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(286,043)	(124,008)
Class B Shares	(1,422)	—
Legacy Class A Shares	(470,458)	(216,503)
Legacy Class B Shares	(6,850)	6
Institutional Shares	(1,273,606)	(749,693)
Class R-1 Shares	(8,994)	—
Class R-2 Shares	(46,375)	(19,669)
Class R-3 Shares	(16,143)	(9,529)

	(2,109,891)	(1,119,396)
Net realized gain:
Class A Shares	—	—
Class B Shares	—	—
Legacy Class A Shares	—	—
Legacy Class B Shares	—	—
Institutional Shares	—	—
Class R-1 Shares	—	—
Class R-2 Shares	—	—
Class R-3 Shares	—	—

	—	—

Total distributions to shareholders	(2,109,891)	(1,119,396)
From Fund share transactions:
Proceeds from shares sold	31,966,912	34,136,404
Reinvestment of distributions	1,031,990	484,637

	32,998,902	34,621,041
Less payments for shares redeemed	(32,038,275)	(27,019,394)

Net increase (decrease) in net assets from Fund share transactions	960,627	7,601,647

Total increase (decrease) in net assets	(3,001,349)	37,163,867

Net assets:
Beginning of period	268,014,805	230,850,938

End of period*	$265,013,456	268,014,805

*Including accumulated undistributed net investment income (loss)	$278,590	260,152

150	See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		S&P 500 Index Fund		Small Cap Index Fund
2011	2010	2011	2010	2011	2010	2011	2010

(491,910)	(365,397)	807,880	514,122	7,220,564	6,154,628	659,247	874,939
15,109,531	19,506,996	1,072,373	190,848	536,030	(10,782,615)	13,360,061	3,864,144
(19,343,330)	11,401,375	(18,564,988)	11,745,088	(516,929)	73,034,901	(29,138,090)	56,205,356

(4,725,709)	30,542,974	(16,684,735)	12,450,058	7,239,665	68,406,914	(15,118,782)	60,944,439

—	—	(370,308)	(360,237)	(1,580,127)	(1,171,674)	(92,740)	(119,070)
—	—	(63,926)	(81,885)	(106,227)	(76,908)	1	(7)
—	—	(600,424)	(632,580)	(3,720,411)	(3,164,386)	(274,043)	(393,541)
—	—	(108,894)	(134,758)	(397,661)	(515,446)	3	(34)
—	—	(250,048)	(248,214)	(1,084,456)	(924,735)	(215,590)	(241,023)
—	—	(28,752)	(32,313)	(65,445)	(46,493)	—	(2)
—	—	(65,933)	(75,603)	(173,879)	(134,194)	(2,976)	(11,996)
—	—	(27,770)	(30,325)	(30,955)	(27,175)	(5,729)	(7,367)

—	—	(1,516,055)	(1,595,915)	(7,159,161)	(6,061,011)	(591,074)	(773,040)
—	—	—	—	—	—	(418,076)	—
—	—	—	—	—	—	(98,208)	—
—	—	—	—	—	—	(1,362,781)	—
—	—	—	—	—	—	(335,557)	—
—	—	—	—	—	—	(472,061)	—
—	—	—	—	—	—	(27,320)	—
—	—	—	—	—	—	(56,496)	—
—	—	—	—	—	—	(15,274)	—

—	—	—	—	—	—	(2,785,773)	—

—	—	(1,516,055)	(1,595,915)	(7,159,161)	(6,061,011)	(3,376,847)	(773,040)

31,171,201	25,083,475	13,696,923	16,901,883	94,372,296	83,910,884	37,446,970	33,227,649
—	—	929,570	958,269	6,919,209	5,869,207	2,698,764	658,273

31,171,201	25,083,475	14,626,493	17,860,152	101,291,505	89,780,091	40,145,734	33,885,922
(29,881,992)	(21,270,081)	(13,250,758)	(12,681,453)	(105,911,425)	(84,726,067)	(44,097,754)	(35,975,852)

1,289,209	3,813,394	1,375,735	5,178,699	(4,619,920)	5,054,024	(3,952,020)	(2,089,930)

(3,436,500)	34,356,368	(16,825,055)	16,032,842	(4,539,416)	67,399,927	(22,447,649)	58,081,469

168,720,329	134,363,961	118,899,328	102,866,486	554,036,782	486,636,855	298,440,597	240,359,128

165,283,829	168,720,329	102,074,273	118,899,328	549,497,366	554,036,782	275,992,948	298,440,597

23,309	68,108	(238,674)	(444,196)	901,119	924,586	291,532	307,588

See accompanying notes to financial statements.	151

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Index Fund
Years ended December 31,	2011	2010
From operations:
Net investment income (loss)	$4,449,295	3,147,508
Net realized gain (loss)	(5,702,707)	(3,481,594)
Change in net unrealized appreciation or depreciation	(26,280,655)	13,264,260

Net change in net assets resulting from operations	(27,534,067)	12,930,174
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(1,017,030)	(665,364)
Class B Shares	(165,872)	(96,433)
Legacy Class A Shares	(1,923,959)	(1,384,381)
Legacy Class B Shares	(386,951)	(288,906)
Institutional Shares	(858,898)	(621,666)
Class R-1 Shares	(69,284)	(43,776)
Class R-2 Shares	(142,682)	(93,213)
Class R-3 Shares	(43,059)	(31,293)

	(4,607,735)	(3,225,032)
Net realized gain:
Class A Shares	—	—
Class B Shares	—	—
Legacy Class A Shares	—	—
Legacy Class B Shares	—	—
Institutional Shares	—	—
Class R-1 Shares	—	—
Class R-2 Shares	—	—
Class R-3 Shares	—	—

	—	—

Total distributions to shareholders	(4,607,735)	(3,225,032)
From Fund share transactions:
Proceeds from shares sold	23,505,290	25,699,267
Reinvestment of distributions	3,459,917	2,451,728

	26,965,207	28,150,995
Less payments for shares redeemed	(29,165,136)	(26,487,521)

Net increase (decrease) in net assets from Fund share transactions	(2,199,929)	1,663,474

Total increase (decrease) in net assets	(34,341,731)	11,368,616

Net assets:
Beginning of period	215,034,693	203,666,077

End of period*	$180,692,962	215,034,693

*Including accumulated undistributed net investment income (loss)	$(246,964)	(1,001,086)

(a) Relates to investments in affiliated investment companies.

152	See accompanying notes to financial statements.

Equity and Bond Fund		Bond Fund		Tax Advantaged Bond Fund		Money Market Fund
2011	2010	2011	2010	2011	2010	2011	2010

2,730,032 (a)	2,230,330 (a)	15,325,623	14,189,293	8,478,033	7,660,123	587	364
241,694 (a)	112,982 (a)	29,832	696,097	7,190	190,937	—	—
1,678,785 (a)	13,369,502 (a)	24,038,786	6,919,319	18,755,345	(6,617,305)	—	—

4,650,511	15,712,814	39,394,241	21,804,709	27,240,568	1,233,755	587	364

(665,690)	(474,562)	(5,300,576)	(3,962,646)	(5,352,811)	(4,449,610)	—	—
(86,289)	(80,299)	(265,879)	(258,367)	(135,214)	(126,085)	—	—
(1,286,102)	(1,107,295)	(4,051,150)	(4,087,890)	(2,271,997)	(2,305,360)	—	—
(301,686)	(336,475)	(1,084,123)	(1,448,555)	(718,011)	(779,068)	—	—
(292,620)	(238,509)	(4,294,514)	(4,077,429)	—	—	(552)	(345)
(30,069)	(27,402)	(97,376)	(114,602)	—	—	—	—
(56,200)	(54,941)	(174,515)	(180,787)	—	—	—	—
(22,289)	(17,170)	(57,490)	(59,017)	—	—	(35)	(19)

(2,740,945)	(2,336,653)	(15,325,623)	(14,189,293)	(8,478,033)	(7,660,123)	(587)	(364)

(20,882)	—	—	—	(22,163)	(96,267)	—	—
(4,790)	—	—	—	(639)	(2,713)	—	—
(40,903)	—	—	—	(9,657)	(40,850)	—	—
(12,996)	—	—	—	(3,306)	(15,342)	—	—
(8,035)	—	—	—	—	—	—	—
(1,198)	—	—	—	—	—	—	—
(1,861)	—	—	—	—	—	—	—
(627)	—	—	—	—	—	—	—

(91,292)	—	—	—	(35,765)	(155,172)	—	—

(2,832,237)	(2,336,653)	(15,325,623)	(14,189,293)	(8,513,798)	(7,815,295)	(587)	(364)

27,551,158	28,689,676	127,727,713	157,552,208	92,545,222	112,613,631	328,789,003	309,453,509
2,232,327	1,823,009	11,776,564	10,710,728	5,553,194	4,956,545	256	172

29,783,485	30,512,685	139,504,277	168,262,936	98,098,416	117,570,176	328,789,259	309,453,681
(27,498,674)	(23,098,485)	(93,944,147)	(74,432,156)	(51,862,968)	(44,057,823)	(299,775,951)	(308,728,182)

2,284,811	7,414,200	45,560,130	93,830,780	46,235,448	73,512,353	29,013,308	725,499

4,103,085	20,790,361	69,628,748	101,446,196	64,962,218	66,930,813	29,013,308	725,499

174,967,789	154,177,428	483,299,974	381,853,778	255,031,310	188,100,497	244,992,131	244,266,632

179,070,874	174,967,789	552,928,722	483,299,974	319,993,528	255,031,310	274,005,439	244,992,131

109,044	211,249	—	—	—	—	—	—

See accompanying notes to financial statements.	153

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	LifePath Retirement Fund
Years ended December 31,	2011	2010
From operations:
Net investment income	$13,245,646	10,270,690
Net realized gain (loss)	41,450,521	16,934,775
Change in net unrealized appreciation or depreciation	(30,792,040)	45,662,976

Net change in net assets resulting from operations	23,904,127	72,868,441
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(6,100,317)	(3,897,791)
Class B Shares	(118,056)	(86,743)
Legacy Class A Shares	(4,725,990)	(4,180,850)
Legacy Class B Shares	(564,170)	(539,440)
Institutional Shares	(1,306,164)	(1,038,915)
Class R-1 Shares	(79,891)	(71,538)
Class R-2 Shares	(290,588)	(230,573)
Class R-3 Shares	(29,640)	(23,396)

	(13,214,816)	(10,069,246)
Net realized gain:
Class A Shares	—	(526,416)
Class B Shares	—	(20,042)
Legacy Class A Shares	—	(558,681)
Legacy Class B Shares	—	(95,705)
Institutional Shares	—	(119,546)
Class R-1 Shares	—	(11,988)
Class R-2 Shares	—	(33,492)
Class R-3 Shares	—	(2,767)

	—	(1,368,637)

Total distributions to shareholders	(13,214,816)	(11,437,883)
From Fund share transactions:
Proceeds from shares sold	182,318,458	121,045,976
Reinvestment of distributions	13,085,743	11,332,385

	195,404,201	132,378,361
Less payments for shares redeemed	(126,221,368)	(109,096,082)

Net increase (decrease) in net assets from Fund share transactions	69,182,833	23,282,279

Total increase (decrease) in net assets	79,872,144	84,712,837

Net assets:
Beginning of period	664,141,253	579,428,416

End of period*	$744,013,397	664,141,253

*Including accumulated undistributed net investment income (loss)	$451,199	414,371

154	See accompanying notes to financial statements.

LifePath 2020 Fund		LifePath 2030 Fund		LifePath 2040 Fund		LifePath 2050 Fund
2011	2010	2011	2010	2011	2010	2011	2010

18,613,577	14,098,685	14,342,078	10,908,610	9,552,916	7,610,027	705,373	419,675
66,084,588	21,022,162	55,147,750	18,996,289	42,094,909	13,640,442	2,138,353	975,902
(73,807,210)	60,417,485	(80,781,370)	59,175,860	(72,575,394)	50,835,322	(5,784,195)	3,505,204

10,890,955	95,538,332	(11,291,542)	89,080,759	(20,927,569)	72,085,791	(2,940,469)	4,900,781

(8,835,418)	(5,910,816)	(7,171,613)	(4,940,601)	(4,048,492)	(2,925,530)	(632,130)	(358,138)
(232,031)	(161,186)	(223,807)	(159,934)	(184,632)	(137,374)	—	—
(5,758,938)	(4,702,330)	(3,725,396)	(3,044,499)	(2,404,809)	(2,037,449)	—	—
(684,422)	(703,203)	(474,369)	(485,080)	(319,347)	(323,414)	—	—
(2,336,785)	(1,764,247)	(2,124,681)	(1,617,329)	(2,143,061)	(1,697,064)	—	—
(171,514)	(119,859)	(185,919)	(141,540)	(122,621)	(102,120)	(18,241)	(9,633)
(462,992)	(337,448)	(352,258)	(269,150)	(281,903)	(212,274)	(28,816)	(12,303)
(47,579)	(41,900)	(46,106)	(41,664)	(35,478)	(28,636)	—	—

(18,529,679)	(13,740,989)	(14,304,149)	(10,699,797)	(9,540,343)	(7,463,861)	(679,187)	(380,074)

—	—	—	—	—	—	(2,071,380)	(1,164,855)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	(82,884)	(51,372)
—	—	—	—	—	—	(97,165)	(46,868)
—	—	—	—	—	—	—	—

—	—	—	—	—	—	(2,251,429)	(1,263,095)

(18,529,679)	(13,740,989)	(14,304,149)	(10,699,797)	(9,540,343)	(7,463,861)	(2,930,616)	(1,643,169)

257,940,962	230,676,031	239,646,972	218,009,351	164,995,592	157,967,361	33,583,517	24,865,682
18,446,153	13,677,670	14,287,339	10,676,006	9,524,385	7,439,890	2,812,814	1,538,331

276,387,115	244,353,701	253,934,311	228,685,357	174,519,977	165,407,251	36,396,331	26,404,013
(163,494,093)	(124,471,042)	(140,183,610)	(107,762,764)	(106,421,430)	(89,949,351)	(9,035,424)	(6,672,278)

112,893,022	119,882,659	113,750,701	120,922,593	68,098,547	75,457,900	27,360,907	19,731,735

105,254,298	201,680,002	88,155,010	199,303,555	37,630,635	140,079,830	21,489,822	22,989,347

1,046,923,731	845,243,729	903,557,127	704,253,572	681,916,616	541,836,786	46,091,630	23,102,283

1,152,178,029	1,046,923,731	991,712,137	903,557,127	719,547,251	681,916,616	67,581,452	46,091,630

3,842,985	3,752,622	$2,943,852	2,902,618	$2,057,204	2,043,688	$64,747	39,784

See accompanying notes to financial statements.	155

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS

1. Investment Objective

State Farm Mutual Fund Trust (the “Trust”) has 15 separate investment portfolios (the “Funds”). Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks. State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The State Farm Equity Fund (the “Equity Fund”) seeks long-term growth of capital. The Equity Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings) in common stocks and other equity securities of U.S. large capitalization companies.

The State Farm Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund”) seeks long-term growth of capital. The Fund primarily invests under normal circumstances at least 80% of its net assets (plus any borrowing) in common stock and other equity securities of small and mid-capitalization stocks issued by U.S. companies.

The State Farm International Equity Fund (the “International Equity Fund”) seeks long-term growth of capital. The International Equity Fund invests its assets primarily in securities issued by foreign companies. There is no restriction on the size of the companies in which the Fund invests.

The State Farm S&P 500 Index Fund (the “S&P 500 Index Fund”) seeks to provide investment results that correspond to the total return of publicly traded common stocks as represented by the Standard & Poor’s 500 Stock Index (the “S&P 500® Index”). The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio. That series, called the S&P 500 Stock Master Portfolio, holds each of the stocks that make up the S&P 500 Index. The S&P 500 Stock Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives.

The State Farm Small Cap Index Fund (the “Small Cap Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000® Small Stock Index (the “Russell 2000”). The Small Cap Index Fund pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The State Farm International Index Fund (the “International Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (the “EAFE® Free”). The International Index Fund selects a representative sample of the securities contained in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 16 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

The State Farm Equity and Bond Fund (the “Equity and Bond Fund”) seeks long-term growth of principal while providing some current income. The Equity and Bond Fund invests substantially all of its assets in Institutional shares of the State Farm Equity Fund and State Farm Bond Fund of the Trust.

The State Farm Bond Fund (the “Bond Fund”) seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. The Fund typically invests 80% or more of its assets in investment grade bonds or bonds determined to be of comparable quality.

The State Farm Tax Advantaged Bond Fund (the “Tax Advantaged Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Tax Advantaged Bond Fund normally invests so that either (1) at least 80% of the Tax Advantaged Bond Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% or more of the Tax Advantaged Bond Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

The State Farm Money Market Fund (the “Money Market Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Money Market Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as The World Bank.

The State Farm LifePath® Retirement Fund (the “LifePath Retirement Fund”) is managed for investors seeking income and moderate long-term growth of capital. The LifePath Retirement Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath Retirement Master Portfolio. The LifePath Retirement Master Portfolio and the LifePath Retirement Fund have substantially similar investment objectives.

The State Farm LifePath 2020® Fund (the “LifePath 2020 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020. The LifePath 2020 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2020 Master Portfolio. The LifePath 2020 Master Portfolio and the LifePath 2020 Fund have substantially similar investment objectives.

The State Farm LifePath 2030® Fund (the “LifePath 2030 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030. The LifePath 2030 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2030 Master Portfolio. The LifePath 2030 Master Portfolio and the LifePath 2030 Fund have substantially similar investment objectives.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The State Farm LifePath 2040® Fund (the “LifePath 2040 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040. The LifePath 2040 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2040 Master Portfolio. The LifePath 2040 Master Portfolio and the LifePath 2040 Fund have substantially similar investment objectives.

The State Farm LifePath 2050® Fund (the “LifePath 2050 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050. The LifePath 2050 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2050 Master Portfolio. The LifePath 2050 Master Portfolio and the LifePath 2050 Fund have substantially similar investment objectives.

Each LifePath Master Portfolio invests in a combination of stock, bond and short-term money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive asset allocation investment strategy that gradually becomes more conservative as the year in the LifePath Fund’s name approaches, except for the LifePath Retirement Master Portfolio that already is in its most conservative phase.

The S&P 500 Index, LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds are collectively defined as the “Feeder Funds”. The S&P 500 Stock Master Portfolio, LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio are collectively defined as the “Master Portfolios”.

For more information about the Master Portfolios refer to the Master Investment Portfolio (“MIP”) section.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Securities valuation

Investments are valued pursuant to valuation procedures approved by the Trust’s Board of Trustees. Valuations under these procedures are designed to reflect the fair value of the investments.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - quoted prices (unadjusted) in active markets for identical securities
•

Level 2 - significant other observable inputs (other than quoted prices included within Level 1), such as quoted prices for similar securities and interest rates, prepayment speeds, credit risk, etc., on fixed income securities

•	Level 3 - significant unobservable inputs (including SFIMC’s own assumptions in determining the fair value of a Fund’s investments)

Stocks, closed-end registered investment companies and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Non-feeder Funds are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indexes. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may use an independent statistical fair value service to assist in determining value, or SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ assets and liabilities as of December 31, 2011:

		Investments in Securities				Derivative Instruments
Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity Fund					$—	$ —	$ —	$—
Common Stocks (a)	$259,570,821	$ —	$ —	$259,570,821
Short-term Investments	5,396,895	—	—	5,396,895
Small/Mid Cap Equity Fund					—	—	—	—
Common Stocks (a)	162,085,668	—	—	162,085,668
Registered Investment Companies	533,250	—	—	533,250
Short-term Investments	2,884,610	—	—	2,884,610
International Equity Fund					—	191,001	—	191,001
Common Stocks (a)	96,243,295	6,689	—	96,249,984
Preferred Stocks (a)	2,880,464	—	—	2,880,464
Short-term Investments	2,921,255	—	—	2,921,255
S&P 500 Index Fund					—	—	—	—
Investments in securities in Master Portfolios	—	550,071,545	—	550,071,545
Small Cap Index Fund					6,419	—	—	6,419
Common Stocks (a)	271,429,871	0	0	271,429,871
Registered Investment Companies	2,190,426	—	—	2,190,426
Short-term Investments	1,425,947	679,943	—	2,105,890
International Index Fund					25,722	(6,247)	—	19,475
Common Stocks (a)	176,232,394	—	0	176,232,394
Preferred Stocks (a)	846,389	—	—	846,389
Short-term Investments	625,844	—	—	625,844
Equity and Bond Fund					—	—	—	—
Registered Investment Companies	177,764,340	—	—	177,764,340
Bond Fund					—	—	—	—
Corporate Bonds (a)	—	222,332,562	—	222,332,562
Taxable Municipal Bonds	—	2,181,800	—	2,181,800
Commercial Mortgaged-Backed
Securities	—	4,184,632	—	4,184,632
Agency Notes & Bonds	—	9,684,548	—	9,684,548
Mortgage-Backed Securities	—	98,964,560	—	98,964,560
U.S. Treasury Obligations	—	188,827,078	—	188,827,078
Short-term Investments	22,127,831	—	—	22,127,831
Tax Advantaged Bond Fund					—	—	—	—
Long-term Municipal Bonds	—	291,433,898	—	291,433,898
Short-term Investments	27,095,432	—	—	27,095,432
Money Market Fund					—	—	—	—
Short-term Investments	10,738,640	262,886,865	—	273,625,505
(a) Industry classification and/or country is disclosed in the Schedules of Investments.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

		Investments in Securities				Derivative Instruments
Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
LifePath Retirement Fund					$—	$—	$—	$—
Investments in securities in Master Portfolios	$—	$744,581,112	$—	$744,581,112
LifePath 2020 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	1,152,799,868	—	1,152,799,868
LifePath 2030 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	992,116,678	—	992,116,678
LifePath 2040 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	719,923,287	—	719,923,287
LifePath 2050 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	67,708,998	—	67,708,998

For all Funds, there were no significant transfers of securities between Level 1 and Level 2 as of December 31, 2011 as compared to December 31, 2010.

Derivative instruments, such as futures and foreign currency contracts, are not listed separately in the Schedules of Investments and are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Small Cap Index Fund Investments in Securities
Balance as of December 31, 2010	$6,210
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	8,651
Purchases	—
Sales	—
Transfers in (a)	—
Transfers out (a)	(14,861)

Balance as of December 31, 2011	$0

(a) Using the end of the reporting period method for determining when transfers between levels are recognized

The International Index Fund did not hold any Level 3 securities valued at other than zero as of December 31, 2010 or for the year ended December 31, 2011. The remaining Funds did not hold any Level 3 securities as of December 31, 2010 or for the year ended December 31, 2011.

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Securities purchased on a “when-issued” basis

The Tax Advantaged Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Tax Advantaged Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

those commitments. It is possible that the securities will never be issued and the commitment canceled. At December 31, 2011, the Tax Advantaged Bond Fund had commitments of $3,229,170 (representing 1.01% of net assets) for when-issued securities.

Multi-class fund structure

Each Fund, other than the Tax Advantaged Bond Fund and LifePath 2050 Fund, offers eight classes of shares. The Tax Advantaged Bond Fund offers four classes of shares: Class A, Legacy Class A, Class B and Legacy Class B. The LifePath 2050 Fund offers three classes of shares: Class A, Class R-1 and Class R-2. Except for new investments in the Money Market Fund, Class A and Legacy Class A shares are offered to investors subject to an initial sales charge. The maximum offering price for Class A shares of each Fund, other than the Money Market Fund, the Bond Fund and the Tax Advantaged Bond Fund, is computed by dividing the Net Asset Value (“NAV”) by 0.95. The maximum offering price for Class A shares of the Bond Fund and the Tax Advantaged Bond Fund is computed by dividing the NAV by 0.97. The maximum offering price for Legacy Class A shares of each Fund, other than the Money Market Fund, is computed by dividing the NAV by 0.97. Class B and Legacy Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A and Legacy Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B and Legacy Class B shares automatically convert to the corresponding Class A and Legacy Class A shares eight years after issuance. Institutional shares are offered to institutional investors, including certain insurance companies, defined contribution plans, defined benefit plans, and may be used as a funding vehicle for certain IRAs. Class R-1, R-2 and R-3 shares are available for purchase or exchange only by certain qualified purchasers as defined in the prospectus for Class R-1, R-2, and R-3 shares. Institutional, Class R-1, R-2 and R-3 shares are not subject to an initial sales charge or a contingent deferred sales charge.

Investment income and certain Fund level expenses and expense reductions, if any, are borne pro rata on the basis of fair value of settled shares outstanding for the Bond, Tax Advantaged Bond and Money Market Funds and, indirectly, the Equity and Bond Fund, and relative net assets for all other Funds. Realized and unrealized gains and losses are borne pro rata on the basis of relative net assets for all Funds. However, each class bears certain expenses unique to that class such as distribution services and certain other class specific expenses. Differences in class expenses may result in the payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class specific arrangements.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

Fund share valuation

The offering price of the shares of each Fund, other than Money Market Fund, is its NAV, plus an initial sales charge on the Class A and Legacy Class A shares. The offering price of the Money Market Fund and all Funds’ Class B, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares is the NAV. A separate NAV is calculated for each class of each Fund.

The NAV for each class of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually at 3:00 p.m., Central Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

Investments in Master Portfolios

The Feeder Funds, through their investments in the Master Portfolios, are diversified, open-end management investment companies. The Feeder Funds invest all of their assets in the Master Portfolios. Pursuant to shareholder approval at the December 16, 2011 Special Shareholder Meeting, the S&P 500 Index Fund elected to withdraw all assets from its Master Portfolio and invest directly in individual securities, effective in May 2012. The percentage ownership in the Master Portfolios held by the Feeder Funds as of December 31, 2011 is detailed below:

Feeder Fund	Invests in Master Portfolio	% ownership interest held by the Feeder Funds
S&P 500 Index Fund	S&P 500 Stock Master Portfolio	26.09%
LifePath Retirement Fund	LifePath Retirement Master Portfolio	53.68%
LifePath 2020 Fund	LifePath 2020 Master Portfolio	48.88%
LifePath 2030 Fund	LifePath 2030 Master Portfolio	49.26%
LifePath 2040 Fund	LifePath 2040 Master Portfolio	47.68%
LifePath 2050 Fund	LifePath 2050 Master Portfolio	37.60%

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The Master Portfolios are diversified, open-end management investment companies, each of which has an investment objective substantially similar to that of its corresponding Feeder Fund. The financial statements of each Master Portfolio, including Schedules of Investments, are included elsewhere in this report.

Each Feeder Fund records its investment in its Master Portfolio based upon each Feeder Fund’s proportionate interest in the net assets of the respective Master Portfolio. Valuation policies relating to securities held by each Master Portfolio are disclosed in the MIP Notes to Financial Statements included elsewhere in this report.

Each Feeder Fund records daily its proportionate share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses.

Federal income taxes, dividends and distributions to shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes.

As of December 31, 2011, the Trust’s management has completed a review of uncertain tax positions taken by the Funds and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed, as of December 31, 2011. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes for certain Funds were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Equity Fund	$235,650,849	$42,950,050	$(13,633,183)	$29,316,867
Small/Mid Cap Equity Fund	148,039,698	26,868,594	(9,404,764)	17,463,830
International Equity Fund	97,478,668	13,522,987	(8,949,952)	4,573,035
Small Cap Index Fund	267,660,973	67,485,862	(59,420,648)	8,065,214
International Index Fund	182,265,908	37,014,115	(41,575,396)	(4,561,281)
Equity and Bond Fund	200,385,279	7,119,503	(29,740,442)	(22,620,939)
Bond Fund	504,758,312	43,633,907	(89,208)	43,544,699
Tax Advantaged Bond Fund	299,446,048	19,089,285	(6,003)	19,083,282
Money Market Fund	273,625,505	-	-	-

The differences between the cost of investments for federal income tax purposes and the cost of investments reflected on the Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Master Portfolios are organized as partnerships for federal income tax purposes. Information relating to the cost of investments, gross and net unrealized appreciation (depreciation) and other tax matters for the Master Portfolios may be found in the MIP Schedules of Investments which are included in this report. The tax cost information for the LifePath Master Portfolios in the MIP Schedules of Investments does not include the tax cost information of the underlying investments in the Active Stock and CoreAlpha Bond Master Portfolios, each of which is an Underlying Fund. See the MIP Schedules of Investments for the tax cost information of the underlying investments in the Active Stock and CoreAlpha Bond Master Portfolios.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. If not applied, the carryforwards will expire as follows:

	Non Expiring		Year of Expiration
	Short-term	Long-term	2016	2017	2018	Total
Equity Fund	$—	$—	$50,301,208	$51,585,590	$—	$101,886,798
Small/Mid Cap Equity Fund	—	—	—	27,305,528	—	27,305,528
International Equity Fund	—	—	5,349,653	11,960,338	2,909,152	20,219,143
S&P 500 Index Fund	—	25,655	12,289,404	9,273,659	10,032,679	31,621,397
International Index Fund	476,744	3,590,255	5,140,621	7,747,891	4,077,752	21,033,263
Equity and Bond Fund	—	—	22,997	—	—	22,997
Bond Fund	—	—	—	1,181,545	—	1,181,545
LifePath 2020 Fund	—	—	—	9,408,646	—	9,408,646
LifePath 2030 Fund	—	—	—	35,273,620	—	35,273,620
LifePath 2040 Fund	—	—	—	35,534,663	—	35,534,663

The Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Small Cap Index Fund, Equity and Bond Fund, Bond Fund, LifePath Retirement Fund, LifePath 2020 Fund, LifePath 2030 Fund, and LifePath 2040 Fund utilized $13,363,720, $16,011,500, $1,693,290, $11,396,643, $153,304, $29,832, $32,526,832, $68,432,533, $42,317,792, and $31,960,601, respectively, of capital loss carryforwards to offset realized capital gains in 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, capital losses incurred after the effective date will be permitted to carry forward indefinitely. These capital losses must be utilized prior to capital losses incurred prior to the effecitve date. Therefore, pre-enactment capital loss carryforwards, which carry an expiration date, may be more likely to expire unused.

As of December 31, 2011, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Equity Fund	$278,590	$—	$29,316,867	$(102,893,833)	$(73,298,376)
Small/Mid Cap Equity Fund	—	—	17,463,830	(28,031,332)	(10,567,502)
International Equity Fund	—	—	4,576,658	(21,217,173)	(16,640,515)
S&P 500 Index Fund	702,388	—	76,121,822	(31,687,033)	45,137,177
Small Cap Index Fund	39,359	408	8,065,214	(729,062)	7,375,919
International Index Fund	102,322	—	(4,582,866)	(23,654,478)	(28,135,022)
Equity and Bond Fund	105,426	—	(22,620,939)	(22,997)	(22,538,510)
Bond Fund	48,913	—	43,544,699	(1,230,458)	42,363,154
Tax Advantaged Bond Fund	—	7,190	19,083,282	—	19,090,472
Money Market Fund	—	—	—	—	—
LifePath Retirement Fund	393,325	1,851,911	29,296,754	(103,496)	31,438,494
LifePath 2020 Fund	2,845,293	—	38,128,970	(28,915,494)	12,058,769
LifePath 2030 Fund	1,819,810	—	15,616,677	(37,386,937)	(19,950,450)
LifePath 2040 Fund	996,927	—	(2,946,956)	(37,662,773)	(39,612,802)
LifePath 2050 Fund	60,016	59,230	(313,413)	(186,606)	(380,773)

The difference between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2011 relates to one or more of the following: short-term capital gains, forward foreign currency contracts, mark-to-market of Passive Foreign Investment Companies (“PFICs”), post-October loss deferrals, return of capital transactions, amortization for GAAP but not for federal income tax purposes and nondeductible start-up expenses.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

From November 1, 2011 through December 31, 2011, the Equity Fund incurred $1,007,035 in realized losses, the Small Mid/Cap Fund incurred $725,804 in realized losses, the International Equity Fund incurred $998,030 in realized losses, the S&P 500 Index Fund incurred $65,636 in realized losses, the Small Cap Index Fund incurred $133 in specified losses and $728,931 in realized losses, the International Index Fund incurred $121,210 in specified losses and $2,500,005 in realized losses, the LifePath Retirement Fund incurred $2,157 in specified losses and $101,339 in realized losses, the LifePath 2020 Fund incurred $1,824 in specified losses and $19,505,024 in realized losses, the LifePath 2030 Fund incurred $1,841 in specified losses and $2,111,476 in realized losses, the LifePath 2040 Fund incurred $2,119 in specified losses and $2,125,991 in realized losses, and the LifePath 2050 Fund incurred $541 in specified losses and $186,065 in realized losses. As permitted by tax regulations, the Funds elected to defer these losses and treat them as arising on January 1, 2012.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the recognition of net realized losses, net operating losses, the timing of Fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

As of December 31, 2011, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Accumulated Undistributed Net Investment Income (Loss)
Small/Mid Cap Equity Fund	$(496,409)	$49,298	$—	$447,111
International Equity Fund	(130,117)	(783,580)	—	913,697
S&P 500 Index Fund	(43,973)	128,843	—	(84,870)
Small Cap Index Fund	(20,369)	104,598	—	(84,229)
International Index Fund	—	(912,562)	—	912,562
Equity and Bond Fund	—	91,292	—	(91,292)
LifePath Retirement Fund	—	(5,998)	—	5,998
LifePath 2020 Fund	—	(6,465)	—	6,465
LifePath 2030 Fund	—	(3,305)	—	3,305
LifePath 2040 Fund	—	(943)	—	943
LifePath 2050 Fund	—	1,223	—	(1,223)

The Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, LifePath 2020 Fund, LifePath 2030 Fund, LifePath 2040 Fund and LifePath 2050 Fund declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond Fund, Tax Advantaged Bond Fund and Money Market Fund declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

The LifePath Retirement Fund declares and distributes dividends quarterly and capital gain distributions, if any, at least annually.

The tax character of distributions was designated as follows for the years ended December 31, 2011 and December 31, 2010, respectively:

2011	Tax Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Tax Advantaged Bond Fund	$8,478,033	$—	$35,765	$8,513,798
Equity and Bond Fund	—	2,832,237	—	2,832,237
LifePath 2050 Fund	—	862,721	2,067,895	2,930,616

2010	Tax Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Tax Advantaged Bond Fund	$7,660,123	$—	$155,172	$7,815,295
LifePath Retirement Fund	—	11,437,883	—	11,437,883
LifePath 2050 Fund	—	1,078,246	564,923	1,643,169

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statement of Changes in Net Assets for the years ended December 31, 2011 and December 31, 2010.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2011. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Line of Credit

State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. The S&P 500 Index Fund, Small Cap Index Fund and International Index Fund may not borrow money from Auto Company under the agreement. Auto Company will not lend more than $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a rate equal to the current 30-day A1+/P1 Commercial Paper Index. The Funds did not borrow under the Line of Credit Agreement during the period ended December 31, 2011.

Financial instruments

The Small Cap Index Fund and International Index Fund are subject to equity price risk in the normal course of pursuing their investment objectives. These Funds entered into stock index futures contracts to gain exposure to market fluctuations, as the use of these instruments was more efficient or cost effective than actually buying the underlying securities. These contracts obligated those Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses from these contracts are reflected in the Statements of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. Daily fluctuations in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Upon entering into a futures contract, these Funds bore the risk of futures contracts’ prices moving unexpectedly, in which case, the Funds might not have been able to achieve the anticipated benefits of the futures contract and might realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearing house, as the ultimate counterparty to all exchange traded futures, guarantees the futures against default.

The International Equity and International Index Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. In an attempt to decrease exposure to this risk, both Funds engaged in transaction hedging and portfolio hedging with the objective to protect against variations in exchange rates. Transaction hedging involved the purchase and sale of forward foreign currency contracts between trade date and settlement date on security transactions. Portfolio hedging involved selling forward foreign currency contracts with respect to the actual or anticipated portfolio security position denominated or quoted in the particular currency. Realized and unrealized gains and losses on forward foreign currency contracts are reflected in the Statements of Operations. Unrealized gains and losses on forward foreign currency contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedule of Investments. These Funds bore the market risk that arises from changes in foreign currency rates and the credit risk should a counterparty fail to perform under such contracts, and as a result, might realize a loss.

For disclosures about derivative instruments and hedging activities for the Master Portfolio, see the MIP Notes to Financial Statements.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2011, the fair value of derivative instruments, which are also disclosed in Note 4 under Futures and foreign currency contracts, was as follows:

		Asset Derivatives			Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	Value		Statements of Assets and Liabilities Location	Value
International Equity Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	$191,081		Unrealized loss on forward foreign currency contracts	$80

Total			$191,081			$80

Small Cap Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	$6,419	(a)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$6,419			$—

International Index Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	$10,303		Unrealized loss on forward foreign currency contracts	$16,550
International Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets- Net Unrealized Appreciation	25,722	(a)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	—

Total			$36,025			$16,550

(a) Represents cumulative unrealized gain (loss) of futures contracts. Variation margin disclosed on the Statements of Assets and Liabilities is for the last day of the period.

As of December 31, 2011, the effect of derivative instruments on the Statements of Operations was as follows:

		Amount of Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Futures	Forward Currency Contracts
International Equity Fund	Forward Foreign Currency Contracts	$—	$(34,118)	$—	$191,221
S&P 500 Index Fund	Stock Index Futures Contracts	542,500	—	(150,507)	—
Small Cap Index Fund	Stock Index Futures Contracts	(188,371)	—	(60,615)	—
International Index Fund	Forward Foreign Currency Contracts	—	127,911	—	(14,319)
International Index Fund	Stock Index Futures Contracts	(322,064)	—	29,103	—

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2011, the average quarterly balance of outstanding derivative instruments was as follows:

	Futures Contracts		Foreign Currency Contracts
Fund	Average Number of Contracts Purchased	Average Notional Value of Contracts Purchased	Average Number of Contracts Purchased	Average U.S. Dollar Amount of Contracts Purchased	Average Number of Contracts Sold	Average U.S. Dollar Amount of Contracts Sold
International Equity Fund	—	$—	5	$3,226,172	10	$1,729,853
Small Cap Index Fund	52	4,031,600	—	—	—	—
International Index Fund	71	4,077,374	8	1,003,750	9	2,029,000

Investment Advisory and Management Services Agreement

The Trust has entered into an investment advisory and management services agreement with SFIMC, which serves as the Trust’s investment adviser and conducts the business and affairs of the Trust. Each Fund pays SFIMC an investment advisory and management services fee based upon that Fund’s average daily net assets. The fee is accrued daily and paid to SFIMC monthly. The rates for the Feeder Funds include the fee for BlackRock Fund Advisors (“BlackRock”) investment advisory services to the Master Portfolios.

Equity Fund	0.60%	Tax Advantaged Bond Fund	0.10%
Small/Mid Cap Equity Fund	0.80%	Money Market Fund	0.10%
International Equity Fund	0.80%	LifePath Retirement Fund	0.70%
S&P 500 Index Fund	0.20%	LifePath 2020 Fund	0.70%
Small Cap Index Fund	0.35%	LifePath 2030 Fund	0.70%
International Index Fund	0.50%	LifePath 2040 Fund	0.70%
Equity and Bond Fund	None	LifePath 2050 Fund	0.70%
Bond Fund	0.10%

SFIMC does not receive an investment advisory and management services fee for performing its services for the Equity and Bond Fund. However, SFIMC receives investment advisory and management services fees from managing the underlying funds into which the Equity and Bond Fund invests. The Equity and Bond Fund pays no sales loads or similar compensation to SFIMC to acquire shares of each Fund in which it invests. Because the Underlying Funds have varied expenses and fee levels and the Equity and Bond Fund may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Equity and Bond Fund will vary.

SFIMC has engaged Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) as the investment sub-advisers to provide day-to-day portfolio management for the Equity Fund; Bridgeway and Rainier Investment Management, Inc. (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund; Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund; and Northern Trust Investments, Inc. (“Northern Trust”) as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Index Fund and International Index Fund.

In accordance with the investment objective of the Fund or Funds each sub-advises, Bridgeway, Westwood, Rainier, Marsico, Northern Cross, and Northern Trust determine which securities to buy and sell, select the brokers and dealers to effect the transactions, and negotiate commissions. Bridgeway’s, Westwood’s, Rainier’s, Marsico’s, Northern Cross’s, and Northern Trust’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds for the services of the sub-advisers.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2011, the following fees were earned by Bridgeway, Westwood, Rainier, Marsico, Northern Cross, and Northern Trust for providing sub-advisory services (although not all amounts indicated were paid during that period):

	Bridgeway	Westwood	Rainier	Marsico	Northern Cross	Northern Trust
Equity Fund	$614,467	$491,895	$—	$—	$—	$—
Small Mid/Cap Equity Fund	507,690	—	529,290	—	—	—
International Equity Fund	—	—	—	278,252	354,798	—
Small Cap Index Fund	—	—	—	—	—	337,278
International Index Fund	—	—	—	—	—	252,305

Total Sub-Advisory Fees	$1,122,157	$491,895	$529,290	$278,252	$354,798	$589,583

 Distribution and Shareholder Services Agreements

The Trust has entered into a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with State Farm VP Management Corp. (“VP Management Corp.”). Under terms of this plan, each Fund pays VP Management Corp. an annual fee based on a specified percentage of average daily net assets, up to the following amounts (not all Funds offer all classes shown):

	Class A	Class B	Legacy Class A	Legacy Class B	Class R-1	Class R-2
Money Market Fund	0.15%	0.55%	0.15%	0.55%	0.40%	0.20%
Bond Fund and Tax Advantaged Bond Fund	0.25%	0.65%	0.25%	0.65%	0.50%	0.30%
All Other Funds	0.25%	0.95%	0.25%	0.65%	0.50%	0.30%

For the period January 1, 2008, through December 31, 2010, distribution and service (12b-1) fees for Class B shares of the Small/Mid Cap Equity Fund, International Equity Fund and Equity and Bond Fund decreased from 0.95% of average daily net assets to 0.85% of average daily net assets.

The annual fee amount is payable to VP Management Corp. by each Fund only to the extent VP Management Corp. has incurred distribution expenses to be reimbursed. Any distribution expenses incurred by VP Management Corp. and not otherwise reimbursed by the Funds under the distribution plan can be carried forward and reimbursed in a later time period in amounts not to exceed the annual fee percentages outlined above. At December 31, 2011, VP Management Corp. had not been reimbursed for the following amounts (the TOTAL below is the cumulative amount of unreimbursed distribution expenses incurred since the commencement of operations of the Trust, although the total amount incurred by Fund depends upon the timing of commencement of the applicable section of the distribution plan for each such Fund and its classes):

Equity Fund	$7,995,705	Tax Advantaged Bond Fund	10,383,366
Small/Mid Cap Equity Fund	8,055,878	Money Market Fund	11,476,456
International Equity Fund	5,894,125	LifePath Retirement Fund	11,721,313
S&P 500 Index Fund	25,796,732	LifePath 2020 Fund	28,176,691
Small Cap Index Fund	13,525,596	LifePath 2030 Fund	21,296,792
International Index Fund	9,358,210	LifePath 2040 Fund	14,753,790
Equity and Bond Fund	10,631,091	LifePath 2050 Fund	536,397

Bond Fund	13,734,420	TOTAL	$193,336,562

The Trust has a separate shareholder services agreement with SFIMC. Each Fund, except the Equity and Bond Fund, pays SFIMC a fee of 0.25% of average daily net assets of Class A, Class B, Legacy Class A, Legacy Class B and Institutional shares and, for the current year, 0.32% of Class R-1, Class R-2 and Class R-3 shares. The Equity and Bond Fund does not directly pay SFIMC any shareholder services fee for Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares and, for the current year, directly pays 0.07% of average daily net assets of Class R-1, Class R-2 and Class R-3 shares. However, SFIMC receives a shareholder services fee from managing the Equity Fund and Bond Fund into which the Equity and Bond Fund invests. Additionally, SFIMC receives proceeds from the account fee imposed on certain shareholders of the Trust.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Related Party Disclosure

As of December 31, 2011, Auto Company, the parent company of SFIMC, owned more than 10% of the outstanding shares of each Class of the following Funds:

	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3
Equity Fund	—	63.18%	—	—	—	32.91%	—	41.24%
Small/Mid Cap Equity Fund	20.14%	81.35%	25.43%	42.34%	—	33.08%	15.62%	62.63%
International Equity Fund	29.94%	89.35%	39.91%	68.96%	20.74%	41.51%	21.19%	63.43%
S&P 500 Index Fund	—	60.29%	—	—	—	18.20%	—	56.64%
Small Cap Index Fund	18.04%	77.37%	17.33%	40.87%	—	34.36%	16.58%	61.54%
International Index Fund	18.19%	78.74%	23.25%	48.53%	10.07%	32.89%	17.62%	66.68%
Equity and Bond Fund	19.48%	85.64%	13.91%	47.90%	—	37.26%	23.80%	71.40%
Bond Fund	—	52.77%	—	51.78%	—	28.43%	16.36%	58.43%
Tax Advantaged Bond Fund	—	67.16%	41.26%	95.55%
Money Market Fund	—	77.46%	—	28.82%	—	17.94%	—	40.04%
LifePath Retirement Fund	—	—	—	—	—	—	—	13.93%
LifePath 2050 Fund	—					35.16%	29.89%

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

Expense Reduction Agreements

For the Class A, Class B, Legacy Class A, Legacy Class B and Institutional shares of all Funds, SFIMC has agreed to reimburse each Class if, and to the extent, the Class’s total annual operating expenses (for the Feeder Funds, this includes net expenses incurred at the Master Portfolio and Underlying Fund levels as applicable) exceed the percentage of each Class’s average net assets indicated in the table below.

	Class A	Class B	Legacy Class A	Legacy Class B	Institutional
Equity Fund	1.20%	1.90%	1.20%	1.60%	0.95%
Small/Mid Cap Equity Fund	1.40%	2.10%	1.40%	1.80%	1.15%
International Equity Fund	1.50%	2.20%	1.50%	1.90%	1.25%
S&P 500 Index Fund	0.80%	1.50%	0.80%	1.20%	0.55%
Small Cap Index Fund	0.95%	1.65%	0.95%	1.35%	0.70%
International Index Fund (a)	1.20%	1.90%	1.20%	1.60%	0.95%
Equity and Bond Fund	0.25%	0.95%	0.25%	0.65%	—
Bond Fund	0.70%	1.10%	0.70%	1.10%	0.45%
Tax Advantaged Bond Fund	0.70%	1.10%	0.70%	1.10%	—
Money Market Fund	0.60%	1.00%	0.60%	1.00%	0.45%
LifePath Retirement Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2020 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2030 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2040 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2050 Fund	1.30%	—	—	—	—

(a)  Through April 30, 2009, the expense reimbursement threshold for International Index Fund Class A, Class B, Legacy Class A, Legacy Class B and Institutional was 1.15%, 1.85%, 1.15%, 1.55% and 0.90% respectively.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

For all Class R shares, SFIMC has agreed to reimburse each Class for any expenses incurred by the Class, other than management fees, administrative fees charged by the Master Portfolios, distribution (12b-1) fees, and shareholder services fees, that exceed the following percentage of the Class’s average daily assets:

Fund	Expense Reimbursement Threshold	Fund	Expense Reimbursement Threshold
Equity Fund	0.10%	Money Market Fund	0.10%
Small/Mid Cap Equity Fund	0.10%	LifePath Retirement Fund	0.10%
International Equity Fund	0.20%	LifePath 2020 Fund	0.10%
S&P 500 Index Fund	0.10%	LifePath 2030 Fund	0.10%
Small Cap Index Fund	0.10%	LifePath 2040 Fund	0.10%
International Index Fund (a)	0.20%	LifePath 2050 Fund	0.10%
Bond Fund	0.10%
(a) Through April 30, 2009, the expense reimbursement threshold for International Index Fund Class R shares was 0.15%

SFIMC has agreed to reimburse all expenses directly incurred by all Class R shares of the Equity and Bond Fund excluding distribution and shareholder services fees directly incurred by the Equity and Bond Fund.

Beginning in late January 2009, the daily interest income on securities held by the Money Market Fund fell to a level below the amount of operating expenses incurred by the Money Market Fund. Since that time, SFIMC and VP Management Corp. have been voluntarily waiving portions of their fees in amounts necessary to keep the daily net investment income of the Money Market Fund from falling below zero.

The above arrangements are voluntary and may be eliminated by SFIMC or VP Management Corp. at any time.

BlackRock has contractually agreed to waive the investment advisory fees charged to the LifePath Master Portfolios in an amount equal to the advisory fees and administration fees, if any, charged to the Underlying Funds through April 30, 2012.

BlackRock has also contractually agreed to provide an offsetting credit against the investment advisory fees BlackRock receives from the LifePath Master Portfolios and the S&P 500 Stock Master Portfolio in an amount equal to the fees and expenses of the MIP independent trustees, counsel to such trustees, and independent registered public accounting firm (“independent expenses”) that are paid by the LifePath Master Portfolios through April 30, 2021 and that are paid by the S&P 500 Stock Master Portfolio through April 30, 2012. BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BlackRock and administrator of certain of the Underlying Funds, has contractually agreed to provide an offsetting credit against the administration fees paid by the Active Stock and CoreAlpha Bond Master Portfolios to BTC in an amount equal to the independent expenses that are paid by these two Underlying Funds through April 30, 2012.

BlackRock and BTC may not discontinue or modify this contractual waiver or these offsetting credits without the approval of the Board of Trustees of the Master Portfolios.

Effective October 2, 2007, BTC began voluntarily waiving a portion of its administration fees payable by the

Active Stock Master Portfolio in an amount sufficient to maintain the investment advisory fees of the LifePath Master Portfolios, which are not to exceed 0.35% of the average daily net assets of each LifePath Master Portfolio. This arrangement is voluntary and may be terminated by BTC at any time. During the periods from July 3, 2008 through July 15, 2008 and October 6, 2010 through October 27, 2010, BlackRock voluntarily waived a portion of its investment advisory fees payable by the Active Stock Master Portfolio.

New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-4, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”, which is effective for reporting periods beginning after December 15, 2011. This update changes the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. They also clarify that a reporting entity should disclose quantitative information about the unobservable inputs used in a fair value measurement that is categorized within Level 3 of the fair value hierarchy. At this time, the Trust’s management is evaluating the impact these amendments may have on the Trust’s financial statements, if any.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

3. Investment transactions

For the year ended December 31, 2011, investment transactions (exclusive of short-term instruments) were as follows:

	Purchases (excluding U.S. Government Obligations)	Sales (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Equity Fund	$114,612,090	$115,213,291	$—	$—
Small/Mid Cap Equity Fund	148,826,520	150,199,242	—	—
International Equity Fund	64,175,739	65,028,326	—	—
Small Cap Index Fund	41,239,100	45,802,220	—	—
International Index Fund	8,287,526	11,657,818	—	—
Equity and Bond Fund	6,048,000	4,100,000	—	—
Bond Fund	70,485,646	40,109,577	10,057,422	—
Tax Advantaged Bond Fund	49,192,771	25,087,314	—	—

4. Futures and foreign currency contracts

As of December 31, 2011, the International Equity Fund and International Index Fund had the following open forward foreign currency contracts. See Note 2 under Financial Instruments:

International Equity Fund
Foreign amount Purchased (Sold)	Currency	Counterparty	Settlement Date	U.S. Dollar amount Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
50,639	British Pound	Royal Bank of Scotland PLC	01/04/2012	(77,994)	$649	$—
224,017	Danish Krone	Royal Bank of Scotland PLC	01/03/2012	(39,010)	—	(5)
13,724	Euro	Royal Bank of Scotland PLC	01/03/2012	(17,760)	2	—
197,871	Hong Kong Dollar	Royal Bank of Scotland PLC	01/03/2012	(25,460)	17	—
1,213,612	Japanese Yen	Royal Bank of Scotland PLC	01/05/2012	(15,630)	137	—
300,198	Swedish Krona	Morgan Stanley and Co. Inc.	01/04/2012	(43,647)	—	(26)
(24,841)	Swiss Franc	Royal Bank of Scotland PLC	01/04/2012	26,397	—	(49)
(260,000)	Swiss Franc	State Street Bank and Trust Company	08/17/2012	334,044	55,560	—
(260,000)	Swiss Franc	State Street Bank and Trust Company	08/20/2012	330,180	51,668	—
(254,000)	Swiss Franc	State Street Bank and Trust Company	08/16/2012	329,143	57,095	—
(65,000)	Swiss Franc	State Street Bank and Trust Company	09/06/2012	82,660	12,994	—
(40,000)	Swiss Franc	State Street Bank and Trust Company	08/13/2012	55,772	12,934	—
(16,962)	Swiss Franc	UBS AG	01/05/2012	18,084	25	—

				Total	$191,081	$(80)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

International Index Fund
Foreign amount Purchased (Sold)	Currency	Counterparty	Settlement Date	U.S. Dollar amount Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
298,374	Australian Dollar	Morgan Stanley and Co. Inc.	03/21/2012	(300,000)	$5,177	$—
303,715	British Pound	Citibank N.A.	03/21/2012	(475,000)	—	(3,680)
148,832	British Pound	Morgan Stanley and Co. Inc.	03/21/2012	(231,000)	136	—
250,803	Euro	Citibank N.A.	03/21/2012	(328,000)	—	(3,398)
191,496	Euro	UBS AG	03/21/2012	(250,000)	—	(2,156)
699,827	Hong Kong Dollar	UBS AG	03/21/2012	(90,000)	107	—
12,476,400	Japanese Yen	Morgan Stanley and Co. Inc.	03/21/2012	(160,000)	2,320	—
16,404,321	Japanese Yen	Morgan Stanley and Co. Inc.	03/21/2012	(211,000)	2,126	—
(171,046)	Australian Dollar	Citibank N.A.	03/21/2012	171,000	—	(2,456)
(88,736)	Australian Dollar	UBS AG	01/03/2012	90,000	—	(759)
(162,253)	British Pound	UBS AG	03/21/2012	250,000	—	(1,793)
(208,277)	Euro	UBS AG	01/03/2012	270,000	437	—
(15,551)	Hong Kong Dollar	Citibank N.A.	03/21/2012	2,000	—	(2)
(20,182,500)	Japanese Yen	UBS AG	01/04/2012	260,000	—	(2,212)
(95,849)	Swiss Franc	UBS AG	03/21/2012	102,000	—	(43)
(75,192)	Swiss Franc	UBS AG	01/03/2012	80,000	—	(51)

				Total	$10,303	$(16,550)

The Small Cap Index and International Index Funds had the following open futures contracts at December 31, 2011:

Fund	Type	Number of contracts	Notional Value	Market Value	Position	Expiration Month	Unrealized Gain (Loss)
Small Cap Index Fund	Russell 2000 Mini	35	$2,579,381	$2,585,800	Long	March ‘12	$6,419

Total							$6,419

International Index Fund	Euro Stoxx 50	43	1,258,723	1,284,466	Long	March ‘12	25,743
International Index Fund	FTSE 100 Index	13	1,096,314	1,117,663	Long	March ‘12	21,349
International Index Fund	Hang Seng Index	2	239,358	237,633	Long	January ‘12	(1,725)
International Index Fund	ASX SPI 200 Index	4	425,485	411,063	Long	March ‘12	(14,422)
International Index Fund	TOPIX Index	9	856,464	851,241	Long	March ‘12	(5,223)

Total							$25,722

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

5. Fund share transactions

At December 31, 2011, the Funds were authorized to issue an unlimited number of shares (no par value) in an unlimited number of classes. Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following number of shares and dollars by class:

Year ended December 31, 2011:

	Class A Dollar Amounts				Class A Share Amounts
2011	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$11,806,937	$262,516	$5,543,592	$6,525,861	2,017,904	46,711	949,063	1,115,552
Small/Mid Cap Equity Fund	12,326,207	—	7,671,310	4,654,897	1,304,976	—	825,925	479,051
International Equity Fund	5,288,508	256,407	3,006,768	2,538,147	558,882	31,042	323,967	265,957
S&P 500 Index Fund	33,201,889	1,476,802	17,868,435	16,810,256	3,469,739	155,453	1,880,187	1,745,005
Small Cap Index Fund	10,693,306	417,240	6,117,539	4,993,007	890,110	36,435	517,144	409,401
International Index Fund	8,155,801	826,092	6,008,075	2,973,818	773,454	90,480	569,159	294,775
Equity and Bond Fund	11,405,745	547,886	6,018,107	5,935,524	1,417,354	68,533	752,242	733,645
Bond Fund	72,891,147	5,038,518	37,893,738	40,035,927	6,402,931	443,190	3,353,588	3,492,533
Tax Advantaged Bond Fund	81,165,988	4,392,188	45,359,662	40,198,514	7,151,807	389,676	4,084,339	3,457,144
Money Market Fund	194,726,759	(81)	181,984,635	12,742,043	194,726,759	(81)	181,984,635	12,742,043
LifePath Retirement Fund	129,296,318	6,057,257	53,836,137	81,517,438	11,065,317	520,991	4,604,183	6,982,125
LifePath 2020 Fund	166,701,354	8,787,477	67,405,546	108,083,285	12,760,780	687,058	5,161,909	8,285,929
LifePath 2030 Fund	151,399,596	7,163,212	60,620,594	97,942,214	11,400,193	558,755	4,572,789	7,386,159
LifePath 2040 Fund	88,193,698	4,038,923	39,555,882	52,676,739	6,552,764	314,312	2,944,831	3,922,245
LifePath 2050 Fund	30,945,945	2,661,067	8,498,544	25,108,468	3,306,999	309,433	910,713	2,705,719

	Class B Dollar Amounts				Class B Share Amounts
2011	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$331,957	$522	$210,028	$122,451	56,593	93	35,602	21,084
Small/Mid Cap Equity Fund	455,462	—	193,736	261,726	49,863	—	21,569	28,294
International Equity Fund	168,452	6,754	121,090	54,116	18,204	824	13,155	5,873
S&P 500 Index Fund	1,195,486	41,875	675,816	561,545	123,874	4,389	70,788	57,475
Small Cap Index Fund	420,149	21,942	230,401	211,690	35,261	1,944	19,580	17,625
International Index Fund	293,507	34,708	248,738	79,477	27,850	3,793	23,524	8,119
Equity and Bond Fund	376,591	12,891	249,604	139,878	47,241	1,619	31,354	17,506
Bond Fund	1,328,051	117,806	753,930	691,927	117,324	10,375	66,767	60,932
Tax Advantaged Bond Fund	664,567	35,585	208,666	491,486	58,773	3,156	18,897	43,032
Money Market Fund	432,197	—	295,727	136,470	432,197	—	295,727	136,470
LifePath Retirement Fund	1,925,595	115,544	1,403,828	637,311	164,153	9,873	119,609	54,417
LifePath 2020 Fund	4,660,851	232,039	2,584,614	2,308,276	359,240	18,242	199,636	177,846
LifePath 2030 Fund	6,123,770	223,738	3,419,625	2,927,883	463,849	17,521	259,996	221,374
LifePath 2040 Fund	5,621,814	183,708	3,158,658	2,646,864	420,800	14,354	237,357	197,797

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Legacy Class A Dollar Amounts				Legacy Class A Share Amounts
2011	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$10,341,867	$469,168	$10,109,896	$701,139	1,690,600	80,475	1,660,553	110,522
Small/Mid Cap Equity Fund	7,945,962	—	7,392,749	553,213	852,846	—	807,248	45,598
International Equity Fund	3,053,138	357,193	3,487,960	(77,629)	323,415	42,877	368,922	(2,630)
S&P 500 Index Fund	37,781,737	3,693,741	40,128,183	1,347,295	3,909,634	387,185	4,160,442	136,377
Small Cap Index Fund	14,928,175	1,339,272	16,499,118	(231,671)	1,249,547	118,102	1,394,245	(26,596)
International Index Fund	7,013,924	1,454,513	10,530,334	(2,061,897)	660,947	159,661	1,017,875	(197,267)
Equity and Bond Fund	10,240,399	1,135,651	9,310,036	2,066,014	1,264,146	140,828	1,149,126	255,848
Bond Fund	23,268,414	3,826,458	21,217,685	5,877,187	2,051,525	336,610	1,874,941	513,194
Tax Advantaged Bond Fund	10,654,299	1,085,529	5,232,353	6,507,475	942,889	96,464	468,564	570,789
Money Market Fund	48,332,570	(106)	42,819,670	5,512,794	48,332,570	(106)	42,819,670	5,512,794
LifePath Retirement Fund	25,972,920	4,653,702	39,566,072	(8,939,450)	2,181,853	392,378	3,322,512	(748,281)
LifePath 2020 Fund	39,196,322	5,726,059	45,108,110	(185,729)	3,014,016	449,454	3,469,098	(5,628)
LifePath 2030 Fund	33,798,758	3,717,490	33,415,879	4,100,369	2,561,981	289,752	2,505,039	346,694
LifePath 2040 Fund	24,238,383	2,400,698	25,013,825	1,625,256	1,802,751	186,391	1,851,023	138,119

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2011	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$814,065	$6,850	$7,523,545	$(6,702,630)	134,659	1,167	1,235,295	(1,099,469)
Small/Mid Cap Equity Fund	894,401	—	5,016,160	(4,121,759)	104,194	—	565,177	(460,983)
International Equity Fund	254,615	33,646	1,726,666	(1,438,405)	27,086	4,073	182,318	(151,159)
S&P 500 Index Fund	2,902,296	397,472	28,596,567	(25,296,799)	301,075	41,490	2,955,228	(2,612,663)
Small Cap Index Fund	1,044,607	197,525	10,662,164	(9,420,032)	90,764	17,715	909,386	(800,907)
International Index Fund	503,685	197,242	4,414,410	(3,713,483)	47,612	21,557	416,506	(347,337)
Equity and Bond Fund	972,369	166,609	7,914,636	(6,775,658)	120,255	20,651	975,242	(834,336)
Bond Fund	1,432,229	573,572	13,065,785	(11,059,984)	125,754	50,613	1,157,815	(981,448)
Tax Advantaged Bond Fund	60,368	39,892	1,062,287	(962,027)	5,332	3,564	95,931	(87,035)
Money Market Fund	4,193,105	—	5,154,651	(961,546)	4,193,105	—	5,154,651	(961,546)
LifePath Retirement Fund	1,938,847	562,654	13,022,302	(10,520,801)	162,733	47,285	1,092,332	(882,314)
LifePath 2020 Fund	3,577,232	683,898	17,927,634	(13,666,504)	274,447	53,681	1,387,066	(1,058,938)
LifePath 2030 Fund	3,131,725	474,251	12,668,119	(9,062,143)	237,622	37,080	968,468	(693,766)
LifePath 2040 Fund	2,752,462	319,287	8,931,978	(5,860,229)	205,256	24,808	668,106	(438,042)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2011	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$5,784,287	$235,590	$6,054,251	$(34,374)	988,182	41,772	1,016,565	13,389
Small/Mid Cap Equity Fund	6,295,798	—	5,308,871	986,927	650,134	—	555,230	94,904
International Equity Fund	2,592,791	197,020	1,976,480	813,331	267,574	23,710	211,957	79,327
S&P 500 Index Fund	13,330,210	1,083,355	13,144,045	1,269,520	1,369,972	113,204	1,348,832	134,344
Small Cap Index Fund	7,924,614	647,437	8,064,167	507,884	645,679	56,354	665,904	36,129
International Index Fund	4,794,355	770,176	5,309,988	254,543	441,917	84,264	502,004	24,177
Equity and Bond Fund	2,674,911	298,816	1,986,165	987,562	333,958	37,313	247,856	123,415
Bond Fund	25,088,665	1,987,187	17,583,511	9,492,341	2,214,669	174,875	1,550,086	839,458
Money Market Fund	70,188,233	424	59,011,028	11,177,629	70,188,233	424	59,011,028	11,177,629
LifePath Retirement Fund	17,510,621	1,304,642	12,205,279	6,609,984	1,469,422	110,045	1,024,480	554,987
LifePath 2020 Fund	27,758,356	2,334,595	18,172,770	11,920,181	2,120,633	182,249	1,390,147	912,735
LifePath 2030 Fund	29,431,342	2,124,365	17,472,932	14,082,775	2,203,417	164,932	1,310,286	1,058,063
LifePath 2040 Fund	30,687,913	2,143,367	19,207,167	13,624,113	2,254,390	165,763	1,408,824	1,011,329

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2011	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$573,106	$6,052	$673,989	$(94,831)	98,307	1,077	113,229	(13,845)
Small/Mid Cap Equity Fund	627,158	—	875,147	(247,989)	69,271	—	94,935	(25,664)
International Equity Fund	572,770	16,721	715,327	(125,836)	60,915	2,029	75,186	(12,242)
S&P 500 Index Fund	1,892,685	53,380	1,845,941	100,124	196,111	5,601	191,853	9,859
Small Cap Index Fund	605,291	17,854	695,748	(72,603)	50,595	1,563	57,098	(4,940)
International Index Fund	813,471	46,131	875,923	(16,321)	76,738	5,053	82,491	(700)
Equity and Bond Fund	347,963	19,423	408,088	(40,702)	43,652	2,467	51,252	(5,133)
Bond Fund	1,132,758	67,780	1,233,137	(32,599)	99,856	5,968	109,795	(3,971)
Money Market Fund	3,101,030	—	3,403,804	(302,774)	3,101,030	—	3,403,804	(302,774)
LifePath Retirement Fund	1,478,383	78,096	1,667,173	(110,694)	126,208	6,696	142,156	(9,252)
LifePath 2020 Fund	5,374,742	171,514	4,571,350	974,906	414,001	13,463	352,788	74,676
LifePath 2030 Fund	6,156,864	185,919	5,481,300	861,483	467,346	14,570	414,510	67,406
LifePath 2040 Fund	4,711,601	122,621	4,597,473	236,749	352,011	9,580	344,739	16,852
LifePath 2050 Fund	1,045,668	64,591	290,585	819,674	111,888	7,493	30,965	88,416

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2011	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$2,199,771	$41,794	$1,739,266	$502,299	379,354	7,450	289,926	96,878
Small/Mid Cap Equity Fund	2,512,819	—	3,101,499	(588,680)	276,024	—	325,733	(49,709)
International Equity Fund	1,658,878	51,799	2,026,880	(316,203)	174,702	6,271	209,921	(28,948)
S&P 500 Index Fund	3,927,922	159,378	3,441,230	646,070	412,180	16,794	353,435	75,539
Small Cap Index Fund	1,729,258	49,508	1,660,719	118,047	143,393	4,328	135,630	12,091
International Index Fund	1,813,761	116,993	1,640,975	289,779	173,865	12,842	151,181	35,526
Equity and Bond Fund	1,212,406	44,357	1,421,986	(165,223)	153,149	5,603	177,469	(18,717)
Bond Fund	2,334,390	141,852	1,965,966	510,276	205,999	12,498	174,675	43,822
Money Market Fund	7,030,973	—	5,718,445	1,312,528	7,030,973	—	5,718,445	1,312,528
LifePath Retirement Fund	3,884,879	288,620	4,380,287	(206,788)	325,584	24,263	363,630	(13,783)
LifePath 2020 Fund	9,788,275	462,992	6,641,642	3,609,625	755,383	36,313	503,430	288,266
LifePath 2030 Fund	9,127,016	352,258	6,464,558	3,014,716	687,770	27,499	480,321	234,948
LifePath 2040 Fund	8,232,236	281,903	5,536,940	2,977,199	614,732	21,938	402,610	234,060
LifePath 2050 Fund	1,591,904	87,156	246,295	1,432,765	172,651	10,099	26,869	155,881

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2011	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$114,922	$9,498	$183,708	$(59,288)	19,742	1,684	31,947	(10,521)
Small/Mid Cap Equity Fund	113,394	—	322,520	(209,126)	11,879	—	36,066	(24,187)
International Equity Fund	107,771	10,030	189,587	(71,786)	11,656	1,207	20,974	(8,111)
S&P 500 Index Fund	140,071	13,206	211,208	(57,931)	14,505	1,383	21,987	(6,099)
Small Cap Index Fund	101,570	7,986	167,898	(58,342)	8,494	694	14,667	(5,479)
International Index Fund	116,786	14,062	136,693	(5,845)	11,136	1,537	13,209	(536)
Equity and Bond Fund	320,774	6,694	190,052	137,416	40,236	844	23,629	17,451
Bond Fund	252,059	23,391	230,395	45,055	22,152	2,060	20,213	3,999
Money Market Fund	784,136	19	1,387,991	(603,836)	784,136	19	1,387,992	(603,837)
LifePath Retirement Fund	310,895	25,228	140,290	195,833	26,042	2,133	11,846	16,329
LifePath 2020 Fund	883,830	47,579	1,082,427	(151,018)	67,605	3,726	83,094	(11,763)
LifePath 2030 Fund	477,901	46,106	640,603	(116,596)	35,759	3,582	48,825	(9,484)
LifePath 2040 Fund	557,485	33,878	419,507	171,856	40,965	2,596	31,357	12,204

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The following reflects the conversion of Class B, Legacy Class B and Class R-1 shares (reflected as Redemptions) into Class A, Legacy Class A and Class R-2 shares (reflected as Sales), respectively, for the year ended December 31, 2011.

Fund	Class A Dollar Amounts	Class A Share Amounts	Legacy Class A Dollar Amounts	Legacy Class A Share Amounts	Class R-2 Dollar Amounts	Class R-2 Share Amounts
Equity Fund	$7,049	1,223	$5,500,097	896,465	$10,435	1,763
Small/Mid Cap Equity Fund	5,182	538	3,556,894	379,983	35,378	3,836
International Equity Fund	2,552	262	1,050,852	110,637	56,216	5,802
S&P 500 Index Fund	10,983	1,130	20,229,015	2,090,979	235,199	25,026
Small Cap Index Fund	2,297	187	7,525,150	629,609	67,608	5,629
International Index Fund	2,581	245	2,659,004	251,606	130,290	13,708
Equity and Bond Fund	690	86	5,513,476	679,302	2,708	336
Bond Fund	7,210	644	9,830,419	870,994	19,177	1,662
Tax Advantaged Bond Fund	—	—	874,173	79,189	—	—
Money Market Fund	—	—	1,327,708	1,327,708	559,917	559,917
LifePath Retirement Fund	29,185	2,503	7,515,151	633,395	25,124	2,102
LifePath 2020 Fund	3	0	10,095,352	782,390	950,654	74,105
LifePath 2030 Fund	62,886	4,639	7,181,158	548,632	666,492	50,738
LifePath 2040 Fund	2,361	176	3,595,471	272,253	675,525	51,273
LifePath 2050 Fund	—	—	—	—	22,162	2,541

Year ended December 31, 2010:

	Class A Dollar Amounts				Class A Share Amounts
2010	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$13,772,478	$112,083	$5,931,712	$7,952,849	2,605,633	19,398	1,118,899	1,506,132
Small/Mid Cap Equity Fund	9,018,432	—	4,425,590	4,592,842	1,121,712	—	553,952	567,760
International Equity Fund	6,514,240	237,772	2,328,838	4,423,174	740,101	24,312	263,819	500,594
S&P 500 Index Fund	32,274,740	1,083,032	14,072,952	19,284,820	3,735,116	114,607	1,631,303	2,218,420
Small Cap Index Fund	9,813,510	94,396	4,260,308	5,647,598	941,483	7,725	409,090	540,118
International Index Fund	10,109,432	530,166	5,200,596	5,439,002	1,000,944	48,684	519,575	530,053
Equity and Bond Fund	13,849,707	356,540	3,427,679	10,778,568	1,850,436	47,119	463,420	1,434,135
Bond Fund	100,297,124	3,713,101	29,401,032	74,609,193	8,966,780	331,036	2,635,685	6,662,131
Tax Advantaged Bond Fund	103,818,886	3,770,986	35,294,010	72,295,862	9,233,875	335,922	3,161,918	6,407,879
Money Market Fund	210,330,572	(50)	197,071,940	13,258,582	210,330,574	(50)	197,071,939	13,258,585
LifePath Retirement Fund	94,585,253	4,401,628	40,154,383	58,832,498	8,668,299	397,421	3,639,199	5,426,521
LifePath 2020 Fund	150,372,648	5,885,171	51,813,047	104,444,772	12,381,559	457,638	4,282,917	8,556,280
LifePath 2030 Fund	142,079,406	4,927,517	44,659,561	102,347,362	11,577,775	374,728	3,658,003	8,294,500
LifePath 2040 Fund	83,952,249	2,913,123	33,374,267	53,491,105	6,796,017	217,234	2,721,801	4,291,450
LifePath 2050 Fund	23,660,245	1,483,485	6,333,750	18,809,980	2,687,561	157,985	723,166	2,122,380

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class B Dollar Amounts				Class B Share Amounts
2010	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$394,316	$—	$183,861	$210,455	75,265	—	34,760	40,505
Small/Mid Cap Equity Fund	362,871	—	212,557	150,314	46,723	—	27,239	19,484
International Equity Fund	232,542	8,190	155,423	85,309	26,672	843	17,662	9,853
S&P 500 Index Fund	1,374,218	28,664	775,271	627,611	159,470	3,024	90,325	72,169
Small Cap Index Fund	447,458	—	269,887	177,571	43,521	—	26,090	17,431
International Index Fund	425,424	19,705	301,205	143,924	42,223	1,808	29,981	14,050
Equity and Bond Fund	329,407	10,228	179,423	160,212	44,176	1,344	24,244	21,276
Bond Fund	1,821,885	100,212	518,803	1,403,294	163,291	8,950	46,446	125,795
Tax Advantaged Bond Fund	872,246	23,357	109,812	785,791	77,623	2,082	9,760	69,945
Money Market Fund	145,651	—	380,887	(235,236)	145,651	—	380,887	(235,236)
LifePath Retirement Fund	1,503,394	104,414	1,128,037	479,771	156,984	9,404	101,664	64,724
LifePath 2020 Fund	5,242,738	161,063	2,408,288	2,995,513	436,427	12,591	200,992	248,026
LifePath 2030 Fund	6,420,998	159,975	3,193,576	3,387,397	528,934	12,210	264,041	277,103
LifePath 2040 Fund	5,795,807	137,897	3,003,351	2,930,353	472,785	10,325	247,352	235,758

	Legacy Class A Dollar Amounts				Legacy Class A Share Amounts
2010	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$8,574,796	$215,599	$9,510,309	$(719,914)	1,560,811	35,933	1,750,102	(153,358)
Small/Mid Cap Equity Fund	6,013,905	—	6,644,801	(630,896)	764,110	—	847,208	(83,098)
International Equity Fund	3,171,107	376,029	3,918,544	(371,408)	356,570	38,137	446,672	(51,965)
S&P 500 Index Fund	28,011,541	3,145,658	34,157,727	(3,000,528)	3,215,305	331,832	3,969,875	(422,738)
Small Cap Index Fund	11,289,429	324,089	15,292,337	(3,678,819)	1,087,235	26,762	1,485,917	(371,920)
International Index Fund	6,334,186	1,061,099	9,555,782	(2,160,497)	625,878	97,622	954,321	(230,821)
Equity and Bond Fund	8,487,529	943,811	8,611,627	819,713	1,126,037	124,456	1,150,925	99,568
Bond Fund	19,969,762	3,853,626	17,024,446	6,798,942	1,782,920	343,993	1,525,372	601,541
Tax Advantaged Bond Fund	7,770,121	1,093,874	8,000,072	863,923	692,185	97,659	716,205	73,639
Money Market Fund	31,536,112	(45)	45,350,811	(13,814,744)	31,536,112	(45)	45,350,811	(13,814,744)
LifePath Retirement Fund	8,875,499	4,668,942	41,283,138	(27,738,697)	1,862,412	414,636	3,672,139	(1,395,091)
LifePath 2020 Fund	27,814,926	4,667,436	37,339,279	(4,856,917)	2,299,572	364,352	3,100,110	(436,186)
LifePath 2030 Fund	24,768,301	3,035,024	30,078,418	(2,275,093)	2,017,948	230,795	2,463,674	(214,931)
LifePath 2040 Fund	21,074,584	2,033,134	24,237,389	(1,129,671)	1,705,606	151,384	1,975,754	(118,764)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2010	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,038,101	$(6)	$5,794,704	$(4,756,609)	192,021	(1)	1,066,583	(874,563)
Small/Mid Cap Equity Fund	832,742	—	3,556,234	(2,723,492)	110,582	—	472,991	(362,409)
International Equity Fund	402,429	51,892	1,842,436	(1,388,115)	46,066	5,311	209,861	(158,484)
S&P 500 Index Fund	3,891,692	515,293	19,646,262	(15,239,277)	451,011	54,242	2,260,383	(1,755,130)
Small Cap Index Fund	1,189,045	2	7,518,774	(6,329,727)	118,019	—	735,906	(617,887)
International Index Fund	736,866	168,560	3,998,687	(3,093,261)	72,587	15,464	395,160	(307,109)
Equity and Bond Fund	1,267,285	211,473	6,367,242	(4,888,484)	168,043	27,802	845,030	(649,185)
Bond Fund	2,084,019	902,976	8,768,521	(5,781,526)	186,218	80,640	783,545	(516,687)
Tax Advantaged Bond Fund	152,378	68,328	653,929	(433,223)	13,490	6,100	58,399	(38,809)
Money Market Fund	3,114,503	—	5,181,745	(2,067,242)	3,114,503	—	5,181,745	(2,067,242)
LifePath Retirement Fund	(514,296)	633,754	7,491,767	(7,372,309)	192,722	56,189	663,444	(414,533)
LifePath 2020 Fund	4,416,900	702,590	9,168,832	(4,049,342)	367,731	54,933	760,120	(337,456)
LifePath 2030 Fund	3,345,865	484,351	7,214,320	(3,384,104)	275,729	36,973	592,189	(279,487)
LifePath 2040 Fund	3,446,745	323,331	6,155,590	(2,385,514)	281,049	24,131	502,914	(197,734)

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2010	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$5,868,264	$133,635	$2,898,394	$3,103,505	1,110,815	23,042	549,827	584,030
Small/Mid Cap Equity Fund	4,878,080	—	3,886,477	991,603	595,647	—	477,124	118,523
International Equity Fund	3,245,725	193,550	2,329,599	1,109,676	365,642	19,670	265,811	119,501
S&P 500 Index Fund	12,121,212	924,081	10,536,595	2,508,698	1,379,522	97,169	1,224,754	251,937
Small Cap Index Fund	7,729,979	226,780	6,398,559	1,558,200	724,158	18,482	615,824	126,816
International Index Fund	5,240,345	557,234	4,975,874	821,705	512,837	51,122	494,806	69,153
Equity and Bond Fund	3,146,315	236,932	2,003,195	1,380,052	415,838	31,490	267,887	179,441
Bond Fund	28,597,279	1,889,055	14,172,229	16,314,105	2,555,906	168,677	1,265,656	1,458,927
Money Market Fund	53,046,872	257	50,673,846	2,373,283	53,046,872	257	50,673,846	2,373,283
LifePath Retirement Fund	9,342,167	1,157,475	12,724,416	(2,224,774)	1,059,811	102,764	1,131,527	31,048
LifePath 2020 Fund	23,717,106	1,762,204	11,270,885	14,208,425	1,946,955	136,828	918,845	1,164,938
LifePath 2030 Fund	24,047,071	1,616,785	13,111,657	12,552,199	1,945,688	122,413	1,069,318	998,783
LifePath 2040 Fund	30,000,418	1,690,752	14,321,637	17,369,533	2,408,149	125,431	1,155,690	1,377,890

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2010	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$646,368	$—	$1,296,385	$(650,017)	124,228	—	245,832	(121,604)
Small/Mid Cap Equity Fund	933,675	—	1,342,282	(408,607)	120,782	—	172,709	(51,927)
International Equity Fund	697,791	19,332	1,197,509	(480,386)	79,658	1,983	137,491	(55,850)
S&P 500 Index Fund	1,534,047	37,792	2,910,155	(1,338,316)	177,483	3,986	337,946	(156,477)
Small Cap Index Fund	640,547	—	1,339,031	(698,484)	61,753	—	128,202	(66,449)
International Index Fund	768,487	29,047	1,488,341	(690,807)	75,619	2,670	148,551	(70,262)
Equity and Bond Fund	437,877	17,435	822,549	(367,237)	59,130	2,343	113,760	(52,287)
Bond Fund	1,270,252	81,694	2,203,107	(851,161)	113,280	7,304	198,266	(77,682)
Money Market Fund	3,267,758	—	4,341,344	(1,073,586)	3,267,758	—	4,341,344	(1,073,586)
LifePath Retirement Fund	1,294,008	81,926	3,345,471	(1,969,537)	152,363	7,389	303,076	(143,324)
LifePath 2020 Fund	5,205,059	119,859	6,475,137	(1,150,219)	433,586	9,357	537,574	(94,631)
LifePath 2030 Fund	6,125,179	141,540	5,702,985	563,734	505,405	10,821	469,689	46,537
LifePath 2040 Fund	4,437,041	102,126	4,891,237	(352,070)	362,366	7,656	398,839	(28,817)
LifePath 2050 Fund	575,115	29,340	265,215	339,240	65,916	3,115	29,279	39,752

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2010	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$3,103,286	$17,578	$1,236,365	$1,884,499	588,510	3,046	234,716	356,840
Small/Mid Cap Equity Fund	2,502,991	—	1,063,428	1,439,563	318,450	—	135,874	182,576
International Equity Fund	2,195,003	59,761	793,985	1,460,779	248,193	6,111	90,069	164,235
S&P 500 Index Fund	4,268,969	122,361	2,412,636	1,978,694	496,637	12,962	280,230	229,369
Small Cap Index Fund	1,838,677	9,944	810,178	1,038,443	178,042	814	77,311	101,545
International Index Fund	1,867,583	75,572	891,616	1,051,539	184,753	6,952	86,006	105,699
Equity and Bond Fund	1,085,092	43,440	1,641,425	(512,893)	148,258	5,886	226,069	(71,925)
Bond Fund	2,867,005	147,255	2,145,355	868,905	258,263	13,159	192,320	79,102
Money Market Fund	5,960,659	—	4,883,043	1,077,616	5,960,659	—	4,883,043	1,077,616
LifePath Retirement Fund	5,589,057	262,269	2,727,841	3,123,485	516,979	23,222	242,493	297,708
LifePath 2020 Fund	12,580,005	337,447	4,500,561	8,416,891	1,041,682	26,322	368,830	699,174
LifePath 2030 Fund	10,198,597	269,150	3,328,627	7,139,120	831,849	20,499	271,192	581,156
LifePath 2040 Fund	8,374,516	212,274	3,256,022	5,330,768	679,664	15,841	265,182	430,323
LifePath 2050 Fund	630,322	25,506	73,313	582,515	70,731	2,708	8,474	64,965

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2010	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$738,795	$5,748	$167,664	$576,879	140,826	993	31,934	109,885
Small/Mid Cap Equity Fund	540,779	—	138,712	402,067	68,690	—	17,074	51,616
International Equity Fund	443,046	11,743	115,119	339,670	49,044	1,195	13,327	36,912
S&P 500 Index Fund	434,465	12,326	214,469	232,322	49,680	1,297	24,435	26,542
Small Cap Index Fund	279,004	3,062	86,778	195,288	27,247	249	7,965	19,531
International Index Fund	216,944	10,345	75,420	151,869	20,900	948	7,280	14,568
Equity and Bond Fund	86,464	3,150	45,345	44,269	11,452	422	6,141	5,733
Bond Fund	644,882	22,809	198,663	469,028	58,456	2,037	17,741	42,752
Money Market Fund	2,051,382	10	844,566	1,206,826	2,051,382	10	844,566	1,206,826
LifePath Retirement Fund	370,894	21,977	241,029	151,842	38,163	1,952	21,550	18,565
LifePath 2020 Fund	1,326,649	41,900	1,495,013	(126,464)	108,734	3,266	119,639	(7,639)
LifePath 2030 Fund	1,023,934	41,664	473,620	591,978	83,701	3,159	38,654	48,206
LifePath 2040 Fund	886,001	27,253	709,858	203,396	71,055	2,004	58,091	14,968

The following reflects the conversion of Class B, Legacy Class B and Class R-1 shares (reflected as Redemptions) into Class A, Legacy Class A and Class R-2 shares (reflected as Sales), respectively, for the year ended December 31, 2010.

Fund	Class A Dollar Amounts	Class A Share Amounts	Legacy Class A Dollar Amounts	Legacy Class A Share Amounts	Class R-2 Dollar Amounts	Class R-2 Share Amounts
Equity Fund	$—	—	$2,951,628	534,325	$815,200	155,230
Small/Mid Cap Equity Fund	321	40	1,666,004	208,178	835,200	106,513
International Equity Fund	3,944	409	846,653	94,084	700,803	80,638
S&P 500 Index Fund	8,340	894	9,393,299	1,068,057	1,479,906	173,169
Small Cap Index Fund	550	49	3,499,834	332,971	758,532	73,419
International Index Fund	476	44	1,488,164	145,887	653,154	66,152
Equity and Bond Fund	—	—	3,520,778	466,373	372,848	51,192
Bond Fund	1,046	92	4,283,340	382,206	865,659	78,384
Tax Advantaged Bond Fund	—	—	442,961	39,496	—	—
Money Market Fund	—	—	706,368	706,368	1,343,083	1,343,083
LifePath Retirement Fund	10,523	923	1,299,158	114,686	1,525,802	136,852
LifePath 2020 Fund	74,326	6,294	1,075,664	87,874	4,140,526	343,114
LifePath 2030 Fund	70,652	5,771	889,716	72,106	2,920,515	237,917
LifePath 2040 Fund	57,244	4,646	638,352	51,805	2,221,689	181,080
LifePath 2050 Fund	—	—	—	—	69,465	7,557

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years, or if the performance information is not available for these periods, since the Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM MUTUAL FUND TRUST EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (c)	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2011	$5.78	$0.04	$(0.09)	$(0.05)	$(0.04)	$—	$(0.04)
Year ended 12/31/2010	5.14	0.02	0.64	0.66	(0.02)	—	(0.02)
Year ended 12/31/2009	4.28	0.03	0.86	0.89	(0.03)	—	(0.03)
Year ended 12/31/2008	7.53	0.11	(3.24)	(3.13)	(0.11)	(0.01)	(0.12)
Year ended 12/31/2007	8.76	0.15	(0.70)	(0.55)	(0.16)	(0.52)	(0.68)
Class B Shares
Year ended 12/31/2011	5.77	—	(0.09)	(0.09)	—	—	—
Year ended 12/31/2010	5.15	(0.02)	0.64	0.62	—	—	—
Year ended 12/31/2009	4.30	—	0.85	0.85	—	—	—
Year ended 12/31/2008	7.53	0.07	(3.22)	(3.15)	(0.07)	(0.01)	(0.08)
Year ended 12/31/2007	8.77	0.09	(0.72)	(0.63)	(0.09)	(0.52)	(0.61)
Legacy Class A Shares
Year ended 12/31/2011	5.99	0.04	(0.09)	(0.05)	(0.04)	—	(0.04)
Year ended 12/31/2010	5.32	0.02	0.67	0.69	(0.02)	—	(0.02)
Year ended 12/31/2009	4.43	0.03	0.89	0.92	(0.03)	—	(0.03)
Year ended 12/31/2008	7.78	0.12	(3.35)	(3.23)	(0.11)	(0.01)	(0.12)
Year ended 12/31/2007	9.03	0.15	(0.73)	(0.58)	(0.15)	(0.52)	(0.67)
Legacy Class B Shares
Year ended 12/31/2011	5.96	0.02	(0.10)	(0.08)	—	—	—
Year ended 12/31/2010	5.30	—	0.66	0.66	—	—	—
Year ended 12/31/2009	4.41	0.01	0.89	0.90	(0.01)	—	(0.01)
Year ended 12/31/2008	7.73	0.09	(3.32)	(3.23)	(0.08)	(0.01)	(0.09)
Year ended 12/31/2007	8.97	0.12	(0.73)	(0.61)	(0.11)	(0.52)	(0.63)
Institutional Shares
Year ended 12/31/2011	5.80	0.06	(0.09)	(0.03)	(0.06)	—	(0.06)
Year ended 12/31/2010	5.15	0.03	0.65	0.68	(0.03)	—	(0.03)
Year ended 12/31/2009	4.29	0.04	0.86	0.90	(0.04)	—	(0.04)
Year ended 12/31/2008	7.54	0.13	(3.24)	(3.11)	(0.13)	(0.01)	(0.14)
Year ended 12/31/2007	8.78	0.17	(0.72)	(0.55)	(0.17)	(0.52)	(0.69)
Class R-1 Shares
Year ended 12/31/2011	5.78	0.02	(0.09)	(0.07)	(0.02)	—	(0.02)
Year ended 12/31/2010	5.13	—	0.65	0.65	—	—	—
Year ended 12/31/2009	4.28	0.02	0.85	0.87	(0.02)	—	(0.02)
Year ended 12/31/2008	7.52	0.09	(3.22)	(3.13)	(0.10)	(0.01)	(0.11)
Year ended 12/31/2007	8.75	0.12	(0.71)	(0.59)	(0.12)	(0.52)	(0.64)
Class R-2 Shares
Year ended 12/31/2011	5.77	0.03	(0.08)	(0.05)	(0.04)	—	(0.04)
Year ended 12/31/2010	5.13	0.02	0.64	0.66	(0.02)	—	(0.02)
Year ended 12/31/2009	4.27	0.03	0.85	0.88	(0.02)	—	(0.02)
Year ended 12/31/2008	7.51	0.10	(3.23)	(3.13)	(0.10)	(0.01)	(0.11)
Year ended 12/31/2007	8.76	0.14	(0.71)	(0.57)	(0.16)	(0.52)	(0.68)
Class R-3 Shares
Year ended 12/31/2011	5.79	0.05	(0.09)	(0.04)	(0.05)	—	(0.05)
Year ended 12/31/2010	5.15	0.03	0.64	0.67	(0.03)	—	(0.03)
Year ended 12/31/2009	4.29	0.04	0.86	0.90	(0.04)	—	(0.04)
Year ended 12/31/2008	7.54	0.12	(3.24)	(3.12)	(0.12)	(0.01)	(0.13)
Year ended 12/31/2007	8.77	0.17	(0.71)	(0.54)	(0.17)	(0.52)	(0.69)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income represents less than $0.01 per share for Class B shares in 2011, Legacy Class B and Class R-1 shares in 2010 and Class B shares in 2009.
(c)	Net investment income distribution represents less than $0.01 per share for Class B and Legacy Class B shares in 2011.
(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(e)	Net investment income represents less than 0.005% per share for Class B shares in 2011.

182	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses	Net investment income (loss) (e)	Expenses	Net investment income (loss) (e)	Portfolio turnover rate

$5.69	(0.79)%	$38.0	1.18%	0.71%	1.18%	0.71%	43%
5.78	12.89	32.1	1.20	0.40	1.20	0.40	54
5.14	20.82	20.8	1.20	0.70	1.21	0.69	70
4.28	(41.52)	10.8	1.19	1.82	1.19	1.82	143
7.53	(6.38)	14.7	1.17	1.72	1.17	1.72	46

5.68	(1.53)	4.3	1.88	0.00	1.88	0.00	43
5.77	12.04	4.2	1.90	(0.30)	1.90	(0.30)	54
5.15	19.77	3.5	1.90	0.02	1.91	0.01	70
4.30	(41.84)	2.6	1.89	1.13	1.89	1.13	143
7.53	(7.27)	4.3	1.87	0.99	1.87	0.99	46

5.90	(0.82)	69.4	1.18	0.70	1.18	0.70	43
5.99	12.94	69.8	1.20	0.39	1.20	0.39	54
5.32	20.68	62.8	1.20	0.72	1.22	0.70	70
4.43	(41.54)	52.9	1.19	1.83	1.19	1.83	143
7.78	(6.57)	100.4	1.17	1.68	1.17	1.68	46

5.88	(1.29)	11.7	1.58	0.27	1.58	0.27	43
5.96	12.45	18.4	1.60	(0.01)	1.60	(0.01)	54
5.30	20.32	21.0	1.60	0.33	1.62	0.31	70
4.41	(41.77)	19.3	1.59	1.44	1.59	1.44	143
7.73	(6.91)	37.8	1.57	1.28	1.57	1.28	46

5.71	(0.57)	130.2	0.93	0.95	0.93	0.95	43
5.80	13.26	132.2	0.95	0.65	0.95	0.65	54
5.15	20.93	114.4	0.95	0.97	0.96	0.96	70
4.29	(41.28)	91.2	0.94	2.06	0.94	2.06	143
7.54	(6.36)	126.0	0.92	1.93	0.92	1.93	46

5.69	(1.16)	2.2	1.50	0.38	1.50	0.38	43
5.78	12.67	2.3	1.52	0.07	1.52	0.07	54
5.13	20.21	2.7	1.52	0.39	1.53	0.38	70
4.28	(41.63)	1.7	1.51	1.50	1.51	1.50	143
7.52	(6.84)	2.3	1.49	1.38	1.49	1.38	46

5.68	(0.94)	7.5	1.30	0.57	1.30	0.57	43
5.77	12.79	7.0	1.32	0.29	1.32	0.29	54
5.13	20.68	4.4	1.32	0.60	1.33	0.59	70
4.27	(41.62)	3.3	1.31	1.70	1.31	1.70	143
7.51	(6.66)	5.7	1.29	1.61	1.29	1.61	46

5.70	(0.66)	1.8	1.00	0.87	1.00	0.87	43
5.79	13.00	1.9	1.02	0.58	1.02	0.58	54
5.15	20.91	1.1	1.02	0.91	1.03	0.90	70
4.29	(41.36)	0.7	1.01	2.00	1.01	2.00	143
7.54	(6.32)	1.2	0.99	1.87	0.99	1.87	46

See accompanying notes to financial statements.	183

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2011	$9.24	$(0.02)	$(0.23)	$(0.25)	$—	$—	$—
Year ended 12/31/2010	7.55	(0.02)	1.71	1.69	—	—	—
Year ended 12/31/2009	5.84	(0.01)	1.72	1.71	—	—	—
Year ended 12/31/2008	10.92	(0.03)	(5.00)	(5.03)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.80	(0.06)	1.74	1.68	—	(1.56)	(1.56)
Class B Shares
Year ended 12/31/2011	8.95	(0.08)	(0.22)	(0.30)	—	—	—
Year ended 12/31/2010	7.35	(0.06)	1.66	1.60	—	—	—
Year ended 12/31/2009	5.73	(0.04)	1.66	1.62	—	—	—
Year ended 12/31/2008	10.77	(0.09)	(4.90)	(4.99)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.75	(0.14)	1.72	1.58	—	(1.56)	(1.56)
Legacy Class A Shares
Year ended 12/31/2011	9.07	(0.02)	(0.22)	(0.24)	—	—	—
Year ended 12/31/2010	7.41	(0.02)	1.68	1.66	—	—	—
Year ended 12/31/2009	5.74	(0.01)	1.68	1.67	—	—	—
Year ended 12/31/2008	10.72	(0.03)	(4.90)	(4.93)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.64	(0.06)	1.70	1.64	—	(1.56)	(1.56)
Legacy Class B Shares
Year ended 12/31/2011	8.65	(0.06)	(0.20)	(0.26)	—	—	—
Year ended 12/31/2010	7.10	(0.05)	1.60	1.55	—	—	—
Year ended 12/31/2009	5.52	(0.03)	1.61	1.58	—	—	—
Year ended 12/31/2008	10.36	(0.07)	(4.72)	(4.79)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.36	(0.10)	1.66	1.56	—	(1.56)	(1.56)
Institutional Shares
Year ended 12/31/2011	9.35	—	(0.22)	(0.22)	—	—	—
Year ended 12/31/2010	7.62	—	1.73	1.73	—	—	—
Year ended 12/31/2009	5.89	0.01	1.72	1.73	—	—	—
Year ended 12/31/2008	10.97	(0.01)	(5.02)	(5.03)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.83	(0.03)	1.73	1.70	—	(1.56)	(1.56)
Class R-1 Shares
Year ended 12/31/2011	8.96	(0.05)	(0.22)	(0.27)	—	—	—
Year ended 12/31/2010	7.34	(0.04)	1.66	1.62	—	—	—
Year ended 12/31/2009	5.70	(0.03)	1.67	1.64	—	—	—
Year ended 12/31/2008	10.69	(0.06)	(4.88)	(4.94)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.64	(0.10)	1.71	1.61	—	(1.56)	(1.56)
Class R-2 Shares
Year ended 12/31/2011	9.08	(0.03)	(0.22)	(0.25)	—	—	—
Year ended 12/31/2010	7.43	(0.02)	1.67	1.65	—	—	—
Year ended 12/31/2009	5.76	(0.01)	1.68	1.67	—	—	—
Year ended 12/31/2008	10.77	(0.04)	(4.92)	(4.96)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.70	(0.07)	1.70	1.63	—	(1.56)	(1.56)
Class R-3 Shares
Year ended 12/31/2011	9.29	(0.01)	(0.22)	(0.23)	—	—	—
Year ended 12/31/2010	7.57	—	1.72	1.72	—	—	—
Year ended 12/31/2009	5.86	—	1.71	1.71	—	—	—
Year ended 12/31/2008	10.92	(0.02)	(4.99)	(5.01)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.78	(0.04)	1.74	1.70	—	(1.56)	(1.56)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income represents less than $0.01 per share for Institutional shares in 2011, Institutional and Class R-3 shares in 2010 and Class R-3 shares in 2009.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

184	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$ 8.99	(2.71)%	$39.3	1.40%	(0.23)%	1.43%	(0.26)%	86%
9.24	22.38	36.0	1.40	(0.19)	1.47	(0.26)	107
7.55	29.28	25.1	1.40	(0.12)	1.49	(0.21)	130
5.84	(46.01)	15.4	1.40	(0.35)	1.45	(0.40)	99
10.92	15.49	21.5	1.40	(0.47)	1.44	(0.51)	98

8.65	(3.35)	9.4	2.10	(0.94)	2.13	(0.97)	86
8.95	21.77	9.4	2.00	(0.80)	2.07	(0.87)	107
7.35	28.27	7.6	2.00	(0.72)	2.10	(0.82)	130
5.73	(46.28)	5.7	2.00	(0.96)	2.04	(1.00)	99
10.77	14.63	10.1	2.10	(1.18)	2.14	(1.22)	98

8.83	(2.65)	65.9	1.40	(0.24)	1.43	(0.27)	86
9.07	22.40	67.2	1.40	(0.20)	1.47	(0.27)	107
7.41	29.09	55.5	1.40	(0.12)	1.50	(0.22)	130
5.74	(45.94)	43.2	1.40	(0.37)	1.45	(0.42)	99
10.72	15.33	82.5	1.40	(0.48)	1.44	(0.52)	98

8.39	(3.01)	13.4	1.80	(0.66)	1.83	(0.69)	86
8.65	21.83	17.8	1.80	(0.62)	1.87	(0.69)	107
7.10	28.62	17.2	1.80	(0.52)	1.90	(0.62)	130
5.52	(46.18)	14.3	1.80	(0.77)	1.85	(0.82)	99
10.36	14.99	27.8	1.80	(0.88)	1.84	(0.92)	98

9.13	(2.35)	26.2	1.15	0.01	1.18	(0.02)	86
9.35	22.70	25.9	1.15	0.05	1.22	(0.02)	107
7.62	29.37	20.2	1.15	0.13	1.25	0.03	130
5.89	(45.80)	14.0	1.15	(0.11)	1.20	(0.16)	99
10.97	15.62	23.6	1.15	(0.22)	1.19	(0.26)	98

8.69	(3.01)	3.0	1.72	(0.56)	1.75	(0.59)	86
8.96	22.07	3.3	1.72	(0.53)	1.79	(0.60)	107
7.34	28.77	3.1	1.72	(0.44)	1.81	(0.53)	130
5.70	(46.16)	1.9	1.72	(0.68)	1.77	(0.73)	99
10.69	15.07	2.7	1.72	(0.81)	1.76	(0.85)	98

8.83	(2.75)	6.4	1.52	(0.38)	1.55	(0.41)	86
9.08	22.21	7.1	1.52	(0.30)	1.59	(0.37)	107
7.43	28.99	4.4	1.52	(0.24)	1.62	(0.34)	130
5.76	(46.00)	3.4	1.52	(0.48)	1.57	(0.53)	99
10.77	15.16	5.4	1.52	(0.58)	1.56	(0.62)	98

9.06	(2.48)	1.6	1.22	(0.07)	1.25	(0.10)	86
9.29	22.72	1.9	1.22	(0.02)	1.29	(0.09)	107
7.57	29.18	1.2	1.22	0.07	1.32	(0.03)	130
5.86	(45.83)	0.8	1.22	(0.18)	1.27	(0.23)	99
10.92	15.71	1.4	1.22	(0.30)	1.26	(0.34)	98

See accompanying notes to financial statements.	185

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (c)	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2011	$9.77	$0.07	$(1.43)	$(1.36)	$(0.13)	$—	$(0.13)
Year ended 12/31/2010	8.87	0.05	0.99	1.04	(0.14)	—	(0.14)
Year ended 12/31/2009	6.57	0.05	2.30	2.35	(0.05)	—	(0.05)
Year ended 12/31/2008	12.80	0.16	(6.18)	(6.02)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.44	0.09	1.28	1.37	(0.15)	(0.86)	(1.01)
Class B Shares
Year ended 12/31/2011	9.70	0.01	(1.41)	(1.40)	(0.07)	—	(0.07)
Year ended 12/31/2010	8.81	—	0.98	0.98	(0.09)	—	(0.09)
Year ended 12/31/2009	6.53	0.01	2.27	2.28	—	—	—
Year ended 12/31/2008	12.80	0.10	(6.16)	(6.06)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.44	—	1.27	1.27	(0.05)	(0.86)	(0.91)
Legacy Class A Shares
Year ended 12/31/2011	9.85	0.07	(1.44)	(1.37)	(0.13)	—	(0.13)
Year ended 12/31/2010	8.94	0.05	1.00	1.05	(0.14)	—	(0.14)
Year ended 12/31/2009	6.61	0.05	2.32	2.37	(0.04)	—	(0.04)
Year ended 12/31/2008	12.88	0.16	(6.22)	(6.06)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.51	0.10	1.27	1.37	(0.14)	(0.86)	(1.00)
Legacy Class B Shares
Year ended 12/31/2011	9.76	0.04	(1.42)	(1.38)	(0.09)	—	(0.09)
Year ended 12/31/2010	8.86	0.02	0.98	1.00	(0.10)	—	(0.10)
Year ended 12/31/2009	6.56	0.02	2.29	2.31	(0.01)	—	(0.01)
Year ended 12/31/2008	12.83	0.12	(6.18)	(6.06)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.47	0.04	1.27	1.31	(0.09)	(0.86)	(0.95)
Institutional Shares
Year ended 12/31/2011	9.83	0.10	(1.44)	(1.34)	(0.16)	—	(0.16)
Year ended 12/31/2010	8.92	0.07	1.00	1.07	(0.16)	—	(0.16)
Year ended 12/31/2009	6.59	0.07	2.32	2.39	(0.06)	—	(0.06)
Year ended 12/31/2008	12.81	0.19	(6.20)	(6.01)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.45	0.13	1.27	1.40	(0.18)	(0.86)	(1.04)
Class R-1 Shares
Year ended 12/31/2011	9.74	0.04	(1.42)	(1.38)	(0.10)	—	(0.10)
Year ended 12/31/2010	8.84	0.02	0.99	1.01	(0.11)	—	(0.11)
Year ended 12/31/2009	6.55	0.03	2.28	2.31	(0.02)	—	(0.02)
Year ended 12/31/2008	12.80	0.13	(6.17)	(6.04)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.44	0.05	1.28	1.33	(0.11)	(0.86)	(0.97)
Class R-2 Shares
Year ended 12/31/2011	9.77	0.06	(1.42)	(1.36)	(0.12)	—	(0.12)
Year ended 12/31/2010	8.87	0.04	0.99	1.03	(0.13)	—	(0.13)
Year ended 12/31/2009	6.57	0.04	2.30	2.34	(0.04)	—	(0.04)
Year ended 12/31/2008	12.81	0.15	(6.18)	(6.03)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.47	0.06	1.29	1.35	(0.15)	(0.86)	(1.01)
Class R-3 Shares
Year ended 12/31/2011	9.83	0.09	(1.44)	(1.35)	(0.15)	—	(0.15)
Year ended 12/31/2010	8.91	0.07	1.00	1.07	(0.15)	—	(0.15)
Year ended 12/31/2009	6.59	0.07	2.31	2.38	(0.06)	—	(0.06)
Year ended 12/31/2008	12.82	0.18	(6.20)	(6.02)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.46	0.12	1.27	1.39	(0.17)	(0.86)	(1.03)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income represents less than $0.01 per share for Class B shares in 2010 and 2007.
(c)	Net investment income distribution represents less than $0.01 per share for Class B shares in 2009.
(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

186	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$ 8.28	(13.89)%	$23.3	1.50%	0.77%	1.63%	0.64%	57%
9.77	11.75	24.9	1.50	0.55	1.68	0.37	66
8.87	35.73	18.2	1.50	0.66	1.72	0.44	62
6.57	(47.02)	11.0	1.50	1.58	1.67	1.41	154
12.80	10.80	17.9	1.50	0.69	1.60	0.59	52

8.23	(14.45)	7.8	2.20	0.07	2.33	(0.06)	57
9.70	11.09	9.1	2.10	(0.04)	2.27	(0.21)	66
8.81	34.92	8.2	2.10	0.12	2.34	(0.12)	62
6.53	(47.34)	6.0	2.10	0.98	2.27	0.81	154
12.80	10.00	11.3	2.20	0.03	2.30	(0.07)	52

8.35	(13.89)	38.6	1.50	0.77	1.63	0.64	57
9.85	11.72	45.5	1.50	0.57	1.67	0.40	66
8.94	35.90	41.8	1.50	0.71	1.73	0.48	62
6.61	(47.04)	31.0	1.50	1.59	1.67	1.42	154
12.88	10.66	61.6	1.50	0.73	1.60	0.63	52

8.29	(14.14)	10.1	1.90	0.38	2.03	0.25	57
9.76	11.27	13.3	1.90	0.18	2.07	0.01	66
8.86	35.26	13.5	1.90	0.33	2.13	0.10	62
6.56	(47.27)	10.5	1.90	1.18	2.07	1.01	154
12.83	10.36	21.0	1.90	0.33	2.00	0.23	52

8.33	(13.68)	13.6	1.25	1.03	1.38	0.90	57
9.83	12.01	15.3	1.25	0.82	1.43	0.64	66
8.92	36.31	12.8	1.25	0.93	1.48	0.70	62
6.59	(46.91)	8.2	1.25	1.83	1.42	1.66	154
12.81	10.91	14.7	1.25	0.96	1.35	0.86	52

8.26	(14.16)	2.4	1.82	0.48	1.95	0.35	57
9.74	11.40	2.9	1.82	0.24	1.99	0.07	66
8.84	35.31	3.2	1.82	0.37	2.05	0.14	62
6.55	(47.18)	2.1	1.82	1.26	2.00	1.08	154
12.80	10.43	3.0	1.82	0.38	1.92	0.28	52

8.29	(13.94)	4.7	1.62	0.66	1.75	0.53	57
9.77	11.63	5.8	1.62	0.43	1.80	0.25	66
8.87	35.59	3.8	1.62	0.52	1.85	0.29	62
6.57	(47.06)	2.6	1.62	1.48	1.79	1.31	154
12.81	10.59	4.7	1.62	0.49	1.73	0.38	52

8.33	(13.75)	1.6	1.32	0.95	1.45	0.82	57
9.83	12.06	1.9	1.32	0.75	1.49	0.58	66
8.91	36.08	1.4	1.32	0.89	1.55	0.66	62
6.59	(46.99)	0.9	1.32	1.76	1.49	1.59	154
12.82	10.99	1.7	1.32	0.91	1.42	0.81	52

See accompanying notes to financial statements.	187

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized) (c)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2011	$9.45	$0.13	$—	$0.13	$(0.13)	$—	$(0.13)
Year ended 12/31/2010	8.37	0.11	1.08	1.19	(0.11)	—	(0.11)
Year ended 12/31/2009	6.74	0.12	1.62	1.74	(0.11)	—	(0.11)
Year ended 12/31/2008	11.08	0.15	(4.32)	(4.17)	(0.16)	(0.01)	(0.17)
Year ended 12/31/2007	10.77	0.15	0.35	0.50	(0.15)	(0.04)	(0.19)
Class B Shares
Year ended 12/31/2011	9.48	0.06	—	0.06	(0.06)	—	(0.06)
Year ended 12/31/2010	8.40	0.05	1.08	1.13	(0.05)	—	(0.05)
Year ended 12/31/2009	6.77	0.07	1.61	1.68	(0.05)	—	(0.05)
Year ended 12/31/2008	11.10	0.09	(4.31)	(4.22)	(0.10)	(0.01)	(0.11)
Year ended 12/31/2007	10.77	0.06	0.38	0.44	(0.07)	(0.04)	(0.11)
Legacy Class A Shares
Year ended 12/31/2011	9.48	0.13	—	0.13	(0.13)	—	(0.13)
Year ended 12/31/2010	8.40	0.11	1.08	1.19	(0.11)	—	(0.11)
Year ended 12/31/2009	6.76	0.12	1.62	1.74	(0.10)	—	(0.10)
Year ended 12/31/2008	11.09	0.15	(4.31)	(4.16)	(0.16)	(0.01)	(0.17)
Year ended 12/31/2007	10.76	0.14	0.37	0.51	(0.14)	(0.04)	(0.18)
Legacy Class B Shares
Year ended 12/31/2011	9.51	0.09	(0.01)	0.08	(0.07)	—	(0.07)
Year ended 12/31/2010	8.41	0.08	1.08	1.16	(0.06)	—	(0.06)
Year ended 12/31/2009	6.77	0.09	1.62	1.71	(0.07)	—	(0.07)
Year ended 12/31/2008	11.09	0.11	(4.31)	(4.20)	(0.11)	(0.01)	(0.12)
Year ended 12/31/2007	10.75	0.10	0.37	0.47	(0.09)	(0.04)	(0.13)
Institutional Shares
Year ended 12/31/2011	9.51	0.15	—	0.15	(0.15)	—	(0.15)
Year ended 12/31/2010	8.41	0.13	1.10	1.23	(0.13)	—	(0.13)
Year ended 12/31/2009	6.76	0.13	1.64	1.77	(0.12)	—	(0.12)
Year ended 12/31/2008	11.12	0.17	(4.34)	(4.17)	(0.18)	(0.01)	(0.19)
Year ended 12/31/2007	10.79	0.17	0.37	0.54	(0.17)	(0.04)	(0.21)
Class R-1 Shares
Year ended 12/31/2011	9.48	0.10	(0.01)	0.09	(0.10)	—	(0.10)
Year ended 12/31/2010	8.39	0.08	1.09	1.17	(0.08)	—	(0.08)
Year ended 12/31/2009	6.75	0.09	1.63	1.72	(0.08)	—	(0.08)
Year ended 12/31/2008	11.09	0.12	(4.32)	(4.20)	(0.13)	(0.01)	(0.14)
Year ended 12/31/2007	10.76	0.11	0.36	0.47	(0.10)	(0.04)	(0.14)
Class R-2 Shares
Year ended 12/31/2011	9.44	0.12	—	0.12	(0.13)	—	(0.13)
Year ended 12/31/2010	8.36	0.10	1.08	1.18	(0.10)	—	(0.10)
Year ended 12/31/2009	6.73	0.11	1.62	1.73	(0.10)	—	(0.10)
Year ended 12/31/2008	11.06	0.14	(4.31)	(4.17)	(0.15)	(0.01)	(0.16)
Year ended 12/31/2007	10.75	0.13	0.36	0.49	(0.14)	(0.04)	(0.18)
Class R-3 Shares
Year ended 12/31/2011	9.50	0.15	—	0.15	(0.15)	—	(0.15)
Year ended 12/31/2010	8.42	0.13	1.08	1.21	(0.13)	—	(0.13)
Year ended 12/31/2009	6.77	0.13	1.63	1.76	(0.11)	—	(0.11)
Year ended 12/31/2008	11.12	0.17	(4.33)	(4.16)	(0.18)	(0.01)	(0.19)
Year ended 12/31/2007	10.79	0.16	0.37	0.53	(0.16)	(0.04)	(0.20)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.05% and 2.08%, respectively, for the year ended December 31, 2011.
(c)	Net gain (loss) on investments represents less than $0.01 per share for Class A, Class B, Legacy Class A, Institutional, Class R-2 and Class R-3 shares in 2011.
(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect otherwise applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.06% and 2.07%, respectively, for the year ended December 31, 2011.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio.

188	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (b)	Net investment income (loss) (b)	Expenses (e)	Net investment income (loss) (e)	Portfolio turnover rate (f)

$ 9.45	1.39%	$115.0	0.80%	1.34%	0.81%	1.33%	5%
9.45	14.27	98.5	0.79	1.29	0.79	1.29	9
8.37	25.76	68.7	0.79	1.60	0.80	1.59	5
6.74	(37.51)	40.4	0.79	1.63	0.79	1.63	8
11.08	4.69	51.4	0.78	1.30	0.78	1.30	7

9.48	0.67	15.8	1.50	0.64	1.51	0.63	5
9.48	13.43	15.3	1.49	0.59	1.49	0.59	9
8.40	24.87	12.9	1.50	0.92	1.50	0.92	5
6.77	(37.96)	9.6	1.49	0.93	1.49	0.93	8
11.10	4.09	14.2	1.48	0.58	1.48	0.58	7

9.48	1.35	277.0	0.80	1.33	0.81	1.32	5
9.48	14.17	275.7	0.79	1.28	0.79	1.28	9
8.40	25.74	247.7	0.80	1.63	0.80	1.63	5
6.76	(37.46)	208.0	0.79	1.61	0.79	1.61	8
11.09	4.73	372.3	0.78	1.27	0.78	1.27	7

9.52	0.87	52.2	1.20	0.91	1.21	0.90	5
9.51	13.84	77.0	1.19	0.88	1.19	0.88	9
8.41	25.25	82.9	1.20	1.23	1.20	1.23	5
6.77	(37.78)	72.5	1.19	1.20	1.19	1.20	8
11.09	4.41	141.3	1.18	0.87	1.18	0.87	7

9.51	1.61	68.3	0.55	1.58	0.56	1.57	5
9.51	14.66	67.0	0.54	1.53	0.54	1.53	9
8.41	26.15	57.2	0.55	1.86	0.55	1.86	5
6.76	(37.39)	41.9	0.54	1.86	0.54	1.86	8
11.12	4.99	74.2	0.53	1.52	0.53	1.52	7

9.47	0.98	6.0	1.12	1.02	1.13	1.01	5
9.48	13.89	5.9	1.11	0.96	1.11	0.96	9
8.39	25.47	6.6	1.12	1.29	1.12	1.29	5
6.75	(37.76)	4.8	1.11	1.32	1.11	1.32	8
11.09	4.40	6.2	1.10	0.95	1.10	0.95	7

9.43	1.21	13.3	0.92	1.21	0.93	1.20	5
9.44	14.14	12.6	0.91	1.17	0.91	1.17	9
8.36	25.66	9.2	0.92	1.50	0.92	1.50	5
6.73	(37.60)	6.5	0.91	1.51	0.91	1.51	8
11.06	4.58	9.6	0.90	1.17	0.90	1.17	7

9.50	1.60	1.9	0.62	1.51	0.63	1.50	5
9.50	14.35	2.0	0.61	1.47	0.61	1.47	9
8.42	26.03	1.6	0.62	1.81	0.62	1.81	5
6.77	(37.35)	1.3	0.61	1.81	0.61	1.81	8
11.12	4.92	1.9	0.60	1.45	0.60	1.45	7

See accompanying notes to financial statements.	189

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Year ended 12/31/2011	$12.09	$0.03	$(0.63)	$(0.60)	$(0.03)	$(0.11)	$(0.14)
Year ended 12/31/2010	9.65	0.04	2.44	2.48	(0.04)	—	(0.04)
Year ended 12/31/2009	7.68	0.04	1.97	2.01	(0.04)	—	(0.04)
Year ended 12/31/2008	13.04	0.06	(4.62)	(4.56)	(0.05)	(0.75)	(0.80)
Year ended 12/31/2007	14.32	0.10	(0.46)	(0.36)	(0.10)	(0.82)	(0.92)
Class B Shares
Year ended 12/31/2011	11.98	(0.05)	(0.64)	(0.69)	—	(0.11)	(0.11)
Year ended 12/31/2010	9.60	(0.03)	2.41	2.38	—	—	—
Year ended 12/31/2009	7.66	(0.02)	1.96	1.94	—	—	—
Year ended 12/31/2008	13.01	(0.02)	(4.58)	(4.60)	—	(0.75)	(0.75)
Year ended 12/31/2007	14.29	(0.01)	(0.45)	(0.46)	—	(0.82)	(0.82)
Legacy Class A Shares
Year ended 12/31/2011	11.98	0.03	(0.64)	(0.61)	(0.02)	(0.11)	(0.13)
Year ended 12/31/2010	9.56	0.04	2.41	2.45	(0.03)	—	(0.03)
Year ended 12/31/2009	7.61	0.04	1.95	1.99	(0.04)	—	(0.04)
Year ended 12/31/2008	12.91	0.06	(4.57)	(4.51)	(0.04)	(0.75)	(0.79)
Year ended 12/31/2007	14.17	0.09	(0.45)	(0.36)	(0.08)	(0.82)	(0.90)
Legacy Class B Shares
Year ended 12/31/2011	11.80	(0.02)	(0.62)	(0.64)	—	(0.11)	(0.11)
Year ended 12/31/2010	9.42	—	2.38	2.38	—	—	—
Year ended 12/31/2009	7.51	0.01	1.91	1.92	(0.01)	—	(0.01)
Year ended 12/31/2008	12.74	0.02	(4.50)	(4.48)	—	(0.75)	(0.75)
Year ended 12/31/2007	13.99	0.03	(0.44)	(0.41)	(0.02)	(0.82)	(0.84)
Institutional Shares
Year ended 12/31/2011	12.14	0.06	(0.65)	(0.59)	(0.05)	(0.11)	(0.16)
Year ended 12/31/2010	9.68	0.07	2.45	2.52	(0.06)	—	(0.06)
Year ended 12/31/2009	7.70	0.06	1.98	2.04	(0.06)	—	(0.06)
Year ended 12/31/2008	13.06	0.09	(4.63)	(4.54)	(0.07)	(0.75)	(0.82)
Year ended 12/31/2007	14.33	0.13	(0.46)	(0.33)	(0.12)	(0.82)	(0.94)
Class R-1 Shares
Year ended 12/31/2011	12.08	(0.01)	(0.64)	(0.65)	—	(0.11)	(0.11)
Year ended 12/31/2010	9.64	—	2.44	2.44	—	—	—
Year ended 12/31/2009	7.67	0.01	1.97	1.98	(0.01)	—	(0.01)
Year ended 12/31/2008	13.00	0.03	(4.60)	(4.57)	(0.01)	(0.75)	(0.76)
Year ended 12/31/2007	14.26	0.05	(0.45)	(0.40)	(0.04)	(0.82)	(0.86)
Class R-2 Shares
Year ended 12/31/2011	12.08	0.02	(0.64)	(0.62)	(0.01)	(0.11)	(0.12)
Year ended 12/31/2010	9.64	0.03	2.43	2.46	(0.02)	—	(0.02)
Year ended 12/31/2009	7.68	0.03	1.97	2.00	(0.04)	—	(0.04)
Year ended 12/31/2008	13.03	0.05	(4.62)	(4.57)	(0.03)	(0.75)	(0.78)
Year ended 12/31/2007	14.31	0.08	(0.46)	(0.38)	(0.08)	(0.82)	(0.90)
Class R-3 Shares
Year ended 12/31/2011	12.15	0.05	(0.65)	(0.60)	(0.04)	(0.11)	(0.15)
Year ended 12/31/2010	9.69	0.06	2.45	2.51	(0.05)	—	(0.05)
Year ended 12/31/2009	7.71	0.05	1.98	2.03	(0.05)	—	(0.05)
Year ended 12/31/2008	13.06	0.08	(4.61)	(4.53)	(0.07)	(0.75)	(0.82)
Year ended 12/31/2007	14.33	0.12	(0.46)	(0.34)	(0.11)	(0.82)	(0.93)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income represents less than $0.01 per share for Legacy Class B and Class R-1 shares in 2010.
(c)	Net realized gain distributions represent less than $0.01 per share in 2009.
(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

190	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$11.35	(4.97)%	$41.8	0.95%	0.28%	0.98%	0.25%	14%
12.09	25.66	39.6	0.95	0.41	1.01	0.35	15
9.65	26.21	26.3	0.95	0.50	1.03	0.42	20
7.68	(34.60)	17.5	0.95	0.57	1.00	0.52	20
13.04	(2.58)	23.5	0.95	0.68	0.99	0.64	18

11.18	(5.73)	9.6	1.65	(0.43)	1.68	(0.46)	14
11.98	24.79	10.1	1.65	(0.31)	1.71	(0.37)	15
9.60	25.33	7.9	1.65	(0.21)	1.73	(0.29)	20
7.66	(35.00)	6.1	1.65	(0.14)	1.70	(0.19)	20
13.01	(3.24)	9.9	1.65	(0.05)	1.68	(0.08)	18

11.24	(5.04)	134.7	0.95	0.27	0.98	0.24	14
11.98	25.65	143.8	0.95	0.39	1.01	0.33	15
9.56	26.13	118.3	0.95	0.49	1.03	0.41	20
7.61	(34.53)	97.8	0.95	0.55	1.00	0.50	20
12.91	(2.56)	165.8	0.95	0.64	0.98	0.61	18

11.05	(5.39)	32.5	1.35	(0.15)	1.38	(0.18)	14
11.80	25.27	44.1	1.35	(0.03)	1.41	(0.09)	15
9.42	25.54	41.1	1.35	0.09	1.43	0.01	20
7.51	(34.79)	35.2	1.35	0.15	1.40	0.10	20
12.74	(2.93)	61.0	1.35	0.25	1.38	0.22	18

11.39	(4.81)	47.6	0.70	0.51	0.73	0.48	14
12.14	26.01	50.3	0.70	0.64	0.76	0.58	15
9.68	26.47	38.9	0.70	0.74	0.78	0.66	20
7.70	(34.35)	28.9	0.70	0.81	0.75	0.76	20
13.06	(2.34)	42.7	0.70	0.90	0.73	0.87	18

11.32	(5.35)	2.7	1.27	(0.06)	1.30	(0.09)	14
12.08	25.31	3.0	1.27	0.04	1.33	(0.02)	15
9.64	25.86	3.0	1.27	0.17	1.35	0.09	20
7.67	(34.77)	2.3	1.27	0.24	1.32	0.19	20
13.00	(2.87)	3.1	1.27	0.33	1.30	0.30	18

11.34	(5.13)	5.6	1.07	0.13	1.10	0.10	14
12.08	25.57	5.9	1.07	0.29	1.13	0.23	15
9.64	26.00	3.7	1.07	0.38	1.15	0.30	20
7.68	(34.67)	2.7	1.07	0.44	1.12	0.39	20
13.03	(2.67)	4.2	1.07	0.55	1.11	0.51	18

11.40	(4.88)	1.5	0.77	0.44	0.80	0.41	14
12.15	25.92	1.7	0.77	0.58	0.83	0.52	15
9.69	26.38	1.2	0.77	0.68	0.85	0.60	20
7.71	(34.33)	0.8	0.77	0.74	0.82	0.69	20
13.06	(2.40)	1.3	0.77	0.83	0.80	0.80	18

See accompanying notes to financial statements.	191

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2011	$10.84	$0.22	$(1.62)	$(1.40)	$(0.25)	$—	$(0.25)
Year ended 12/31/2010	10.33	0.16	0.52	0.68	(0.17)	—	(0.17)
Year ended 12/31/2009	8.25	0.17	2.12	2.29	(0.21)	—	(0.21)
Year ended 12/31/2008	14.67	0.29	(6.51)	(6.22)	(0.20)	—	(0.20)
Year ended 12/31/2007	13.84	0.25	1.12	1.37	(0.34)	(0.20)	(0.54)
Class B Shares
Year ended 12/31/2011	10.84	0.16	(1.63)	(1.47)	(0.17)	—	(0.17)
Year ended 12/31/2010	10.34	0.09	0.51	0.60	(0.10)	—	(0.10)
Year ended 12/31/2009	8.26	0.11	2.12	2.23	(0.15)	—	(0.15)
Year ended 12/31/2008	14.67	0.21	(6.50)	(6.29)	(0.12)	—	(0.12)
Year ended 12/31/2007	13.84	0.15	1.10	1.25	(0.22)	(0.20)	(0.42)
Legacy Class A Shares
Year ended 12/31/2011	10.81	0.23	(1.63)	(1.40)	(0.24)	—	(0.24)
Year ended 12/31/2010	10.30	0.16	0.52	0.68	(0.17)	—	(0.17)
Year ended 12/31/2009	8.22	0.17	2.12	2.29	(0.21)	—	(0.21)
Year ended 12/31/2008	14.65	0.30	(6.54)	(6.24)	(0.19)	—	(0.19)
Year ended 12/31/2007	13.81	0.26	1.10	1.36	(0.32)	(0.20)	(0.52)
Legacy Class B Shares
Year ended 12/31/2011	10.84	0.19	(1.63)	(1.44)	(0.19)	—	(0.19)
Year ended 12/31/2010	10.33	0.13	0.50	0.63	(0.12)	—	(0.12)
Year ended 12/31/2009	8.25	0.14	2.11	2.25	(0.17)	—	(0.17)
Year ended 12/31/2008	14.66	0.25	(6.52)	(6.27)	(0.14)	—	(0.14)
Year ended 12/31/2007	13.82	0.20	1.10	1.30	(0.26)	(0.20)	(0.46)
Institutional Shares
Year ended 12/31/2011	10.84	0.26	(1.64)	(1.38)	(0.27)	—	(0.27)
Year ended 12/31/2010	10.33	0.19	0.52	0.71	(0.20)	—	(0.20)
Year ended 12/31/2009	8.24	0.19	2.13	2.32	(0.23)	—	(0.23)
Year ended 12/31/2008	14.70	0.33	(6.57)	(6.24)	(0.22)	—	(0.22)
Year ended 12/31/2007	13.85	0.30	1.11	1.41	(0.36)	(0.20)	(0.56)
Class R-1 Shares
Year ended 12/31/2011	10.83	0.20	(1.63)	(1.43)	(0.21)	—	(0.21)
Year ended 12/31/2010	10.32	0.13	0.51	0.64	(0.13)	—	(0.13)
Year ended 12/31/2009	8.24	0.14	2.13	2.27	(0.19)	—	(0.19)
Year ended 12/31/2008	14.67	0.26	(6.53)	(6.27)	(0.16)	—	(0.16)
Year ended 12/31/2007	13.84	0.20	1.12	1.32	(0.29)	(0.20)	(0.49)
Class R-2 Shares
Year ended 12/31/2011	10.81	0.22	(1.63)	(1.41)	(0.23)	—	(0.23)
Year ended 12/31/2010	10.31	0.15	0.51	0.66	(0.16)	—	(0.16)
Year ended 12/31/2009	8.23	0.15	2.14	2.29	(0.21)	—	(0.21)
Year ended 12/31/2008	14.67	0.28	(6.53)	(6.25)	(0.19)	—	(0.19)
Year ended 12/31/2007	13.85	0.22	1.12	1.34	(0.32)	(0.20)	(0.52)
Class R-3 Shares
Year ended 12/31/2011	10.85	0.25	(1.64)	(1.39)	(0.26)	—	(0.26)
Year ended 12/31/2010	10.35	0.18	0.51	0.69	(0.19)	—	(0.19)
Year ended 12/31/2009	8.26	0.19	2.13	2.32	(0.23)	—	(0.23)
Year ended 12/31/2008	14.71	0.32	(6.55)	(6.23)	(0.22)	—	(0.22)
Year ended 12/31/2007	13.86	0.28	1.12	1.40	(0.35)	(0.20)	(0.55)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(c)	The expense ratios for all shares include the effect of the increased voluntary expense reduction threshold effective May 1, 2009 described in Note 2 under Expense Reduction Agreements.

192	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (b)	Net assets, end of period (millions)	Expenses (c)	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$9.19	(12.94)%	$38.7	1.20%	2.17%	1.23%	2.14%	4%
10.84	6.59	42.5	1.20	1.62	1.23	1.59	4
10.33	27.79	35.0	1.19	1.86	1.29	1.76	6
8.25	(42.38)	23.6	1.15	2.49	1.28	2.36	8
14.67	9.63	35.4	1.15	1.69	1.28	1.56	2

9.20	(13.54)	9.0	1.90	1.48	1.93	1.45	4
10.84	5.80	10.5	1.90	0.93	1.93	0.90	4
10.34	26.98	9.8	1.89	1.22	2.00	1.11	6
8.26	(42.89)	7.6	1.85	1.79	1.98	1.66	8
14.67	8.82	12.9	1.85	1.04	1.98	0.91	2

9.17	(12.91)	74.1	1.20	2.19	1.23	2.16	4
10.81	6.58	89.5	1.20	1.63	1.23	1.60	4
10.30	27.83	87.7	1.19	1.92	1.30	1.81	6
8.22	(42.55)	72.2	1.15	2.51	1.28	2.38	8
14.65	9.61	137.5	1.15	1.74	1.28	1.61	2

9.21	(13.24)	18.5	1.60	1.80	1.63	1.77	4
10.84	6.12	25.6	1.60	1.25	1.63	1.22	4
10.33	27.30	27.6	1.59	1.53	1.70	1.42	6
8.25	(42.72)	23.3	1.55	2.10	1.68	1.97	8
14.66	9.17	43.5	1.55	1.34	1.67	1.22	2

9.19	(12.72)	30.0	0.95	2.45	0.98	2.42	4
10.84	6.81	35.2	0.95	1.89	0.98	1.86	4
10.33	28.18	32.8	0.94	2.14	1.05	2.03	6
8.24	(42.38)	24.9	0.90	2.75	1.03	2.62	8
14.70	9.93	42.7	0.90	1.99	1.03	1.86	2

9.19	(13.19)	3.1	1.52	1.86	1.55	1.83	4
10.83	6.21	3.6	1.52	1.33	1.55	1.30	4
10.32	27.49	4.2	1.51	1.57	1.62	1.46	6
8.24	(42.69)	3.0	1.47	2.17	1.60	2.04	8
14.67	9.28	4.1	1.47	1.37	1.60	1.24	2

9.17	(13.00)	5.7	1.32	2.08	1.35	2.05	4
10.81	6.39	6.4	1.32	1.49	1.35	1.46	4
10.31	27.75	5.0	1.31	1.76	1.42	1.65	6
8.23	(42.59)	3.8	1.27	2.36	1.40	2.23	8
14.67	9.55	6.0	1.27	1.50	1.40	1.37	2

9.20	(12.77)	1.5	1.02	2.37	1.05	2.34	4
10.85	6.66	1.8	1.02	1.80	1.05	1.77	4
10.35	28.03	1.6	1.01	2.09	1.12	1.98	6
8.26	(42.34)	1.1	0.97	2.68	1.10	2.55	8
14.71	9.86	2.0	0.97	1.91	1.10	1.78	2

See accompanying notes to financial statements.	193

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (b)	Total distributions
Class A Shares
Year ended 12/31/2011	$7.86	$0.13	$0.08	$0.21	$(0.13)	$—	$(0.13)
Year ended 12/31/2010	7.24	0.12	0.62	0.74	(0.12)	—	(0.12)
Year ended 12/31/2009	6.33	0.14	0.90	1.04	(0.13)	—	(0.13)
Year ended 12/31/2008	9.33	0.26	(2.64)	(2.38)	(0.26)	(0.36)	(0.62)
Year ended 12/31/2007	10.00	0.30	(0.43)	(0.13)	(0.28)	(0.26)	(0.54)
Class B Shares
Year ended 12/31/2011	7.87	0.07	0.08	0.15	(0.07)	—	(0.07)
Year ended 12/31/2010	7.25	0.07	0.62	0.69	(0.07)	—	(0.07)
Year ended 12/31/2009	6.34	0.09	0.91	1.00	(0.09)	—	(0.09)
Year ended 12/31/2008	9.33	0.21	(2.63)	(2.42)	(0.21)	(0.36)	(0.57)
Year ended 12/31/2007	10.00	0.21	(0.41)	(0.20)	(0.21)	(0.26)	(0.47)
Legacy Class A Shares
Year ended 12/31/2011	7.93	0.13	0.08	0.21	(0.13)	—	(0.13)
Year ended 12/31/2010	7.30	0.11	0.63	0.74	(0.11)	—	(0.11)
Year ended 12/31/2009	6.38	0.13	0.92	1.05	(0.13)	—	(0.13)
Year ended 12/31/2008	9.39	0.25	(2.65)	(2.40)	(0.25)	(0.36)	(0.61)
Year ended 12/31/2007	10.05	0.28	(0.40)	(0.12)	(0.28)	(0.26)	(0.54)
Legacy Class B Shares
Year ended 12/31/2011	7.94	0.09	0.09	0.18	(0.09)	—	(0.09)
Year ended 12/31/2010	7.31	0.08	0.63	0.71	(0.08)	—	(0.08)
Year ended 12/31/2009	6.39	0.11	0.91	1.02	(0.10)	—	(0.10)
Year ended 12/31/2008	9.40	0.22	(2.65)	(2.43)	(0.22)	(0.36)	(0.58)
Year ended 12/31/2007	10.06	0.24	(0.40)	(0.16)	(0.24)	(0.26)	(0.50)
Institutional Shares
Year ended 12/31/2011	7.86	0.15	0.09	0.24	(0.15)	—	(0.15)
Year ended 12/31/2010	7.24	0.13	0.62	0.75	(0.13)	—	(0.13)
Year ended 12/31/2009	6.33	0.15	0.90	1.05	(0.14)	—	(0.14)
Year ended 12/31/2008	9.33	0.28	(2.64)	(2.36)	(0.28)	(0.36)	(0.64)
Year ended 12/31/2007	10.00	0.31	(0.41)	(0.10)	(0.31)	(0.26)	(0.57)
Class R-1 Shares
Year ended 12/31/2011	7.76	0.10	0.08	0.18	(0.10)	—	(0.10)
Year ended 12/31/2010	7.15	0.08	0.62	0.70	(0.09)	—	(0.09)
Year ended 12/31/2009	6.25	0.11	0.90	1.01	(0.11)	—	(0.11)
Year ended 12/31/2008	9.22	0.23	(2.61)	(2.38)	(0.23)	(0.36)	(0.59)
Year ended 12/31/2007	9.89	0.25	(0.41)	(0.16)	(0.25)	(0.26)	(0.51)
Class R-2 Shares
Year ended 12/31/2011	7.78	0.12	0.08	0.20	(0.12)	—	(0.12)
Year ended 12/31/2010	7.17	0.10	0.62	0.72	(0.11)	—	(0.11)
Year ended 12/31/2009	6.26	0.13	0.90	1.03	(0.12)	—	(0.12)
Year ended 12/31/2008	9.24	0.24	(2.61)	(2.37)	(0.25)	(0.36)	(0.61)
Year ended 12/31/2007	9.90	0.33	(0.46)	(0.13)	(0.27)	(0.26)	(0.53)
Class R-3 Shares
Year ended 12/31/2011	7.79	0.14	0.08	0.22	(0.14)	—	(0.14)
Year ended 12/31/2010	7.17	0.12	0.63	0.75	(0.13)	—	(0.13)
Year ended 12/31/2009	6.27	0.14	0.90	1.04	(0.14)	—	(0.14)
Year ended 12/31/2008	9.25	0.27	(2.62)	(2.35)	(0.27)	(0.36)	(0.63)
Year ended 12/31/2007	9.91	0.30	(0.40)	(0.10)	(0.30)	(0.26)	(0.56)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net realized gain distributions represent less than $0.01 per share for all classes in 2011.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(d)	Expense ratios relate to the Equity and Bond Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

194	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d)	Net investment income (loss)	Expenses (d)	Net investment income (loss)	Portfolio turnover rate

$7.94	2.73%	$40.8	0.25%	1.62%	0.36%	1.51%	2%
7.86	10.25	34.6	0.25	1.55	0.36	1.44	1
7.24	16.48	21.5	0.25	2.07	0.37	1.95	1
6.33	(25.61)	14.4	0.25	3.12	0.34	3.03	16
9.33	(1.35)	17.8	0.25	2.97	0.34	2.88	1

7.95	2.01	9.3	0.95	0.90	1.06	0.79	2
7.87	9.55	9.1	0.85	0.88	0.96	0.77	1
7.25	15.77	8.2	0.85	1.41	0.97	1.29	1
6.34	(25.99)	6.9	0.84	2.50	0.94	2.40	16
9.33	(2.06)	9.9	0.95	2.04	1.04	1.95	1

8.01	2.68	80.6	0.25	1.60	0.36	1.49	2
7.93	10.27	77.7	0.25	1.48	0.36	1.37	1
7.30	16.47	70.8	0.25	2.00	0.37	1.88	1
6.38	(25.57)	64.8	0.25	2.99	0.34	2.90	16
9.39	(1.27)	100.1	0.25	2.70	0.34	2.61	1

8.03	2.35	25.5	0.65	1.13	0.76	1.02	2
7.94	9.79	31.9	0.65	1.05	0.77	0.93	1
7.31	16.00	34.1	0.65	1.59	0.77	1.47	1
6.39	(25.87)	32.4	0.65	2.62	0.74	2.53	16
9.40	(1.66)	49.4	0.65	2.30	0.74	2.21	1

7.95	3.10	15.8	0.00	1.86	0.11	1.75	2
7.86	10.49	14.6	0.00	1.74	0.11	1.63	1
7.24	16.73	12.2	0.00	2.28	0.12	2.16	1
6.33	(25.40)	9.0	0.00	3.34	0.09	3.25	16
9.33	(1.12)	11.4	0.00	3.01	0.09	2.92	1

7.84	2.42	2.3	0.57	1.29	0.68	1.18	2
7.76	9.86	2.3	0.57	1.14	0.69	1.02	1
7.15	16.16	2.5	0.57	1.68	0.69	1.56	1
6.25	(25.86)	2.0	0.57	2.78	0.66	2.69	16
9.22	(1.67)	2.6	0.57	2.48	0.66	2.39	1

7.86	2.63	3.6	0.37	1.46	0.48	1.35	2
7.78	10.04	3.7	0.37	1.31	0.49	1.19	1
7.17	16.51	3.9	0.37	1.91	0.49	1.79	1
6.26	(25.75)	2.9	0.37	2.99	0.46	2.90	16
9.24	(1.37)	3.8	0.37	3.29	0.45	3.21	1

7.87	2.92	1.2	0.07	1.75	0.18	1.64	2
7.79	10.52	1.1	0.07	1.66	0.18	1.55	1
7.17	16.64	0.9	0.07	2.19	0.19	2.07	1
6.27	(25.46)	0.8	0.07	3.28	0.16	3.19	16
9.25	(1.10)	1.1	0.07	2.95	0.16	2.86	1

See accompanying notes to financial statements.	195

STATE FARM MUTUAL FUND TRUST BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2011	$11.12	$0.34	$0.53	$0.87	$(0.34)	$—	$(0.34)
Year ended 12/31/2010	10.88	0.36	0.24	0.60	(0.36)	—	(0.36)
Year ended 12/31/2009	10.29	0.43	0.59	1.02	(0.43)	—	(0.43)
Year ended 12/31/2008	10.52	0.47	(0.23)	0.24	(0.47)	—	(0.47)
Year ended 12/31/2007	10.32	0.45	0.20	0.65	(0.45)	—	(0.45)
Class B Shares
Year ended 12/31/2011	11.11	0.30	0.54	0.84	(0.30)	—	(0.30)
Year ended 12/31/2010	10.87	0.32	0.24	0.56	(0.32)	—	(0.32)
Year ended 12/31/2009	10.28	0.39	0.59	0.98	(0.39)	—	(0.39)
Year ended 12/31/2008	10.51	0.42	(0.23)	0.19	(0.42)	—	(0.42)
Year ended 12/31/2007	10.32	0.41	0.19	0.60	(0.41)	—	(0.41)
Legacy Class A Shares
Year ended 12/31/2011	11.12	0.34	0.54	0.88	(0.34)	—	(0.34)
Year ended 12/31/2010	10.89	0.36	0.23	0.59	(0.36)	—	(0.36)
Year ended 12/31/2009	10.30	0.44	0.59	1.03	(0.44)	—	(0.44)
Year ended 12/31/2008	10.53	0.47	(0.23)	0.24	(0.47)	—	(0.47)
Year ended 12/31/2007	10.33	0.45	0.20	0.65	(0.45)	—	(0.45)
Legacy Class B Shares
Year ended 12/31/2011	11.13	0.30	0.54	0.84	(0.30)	—	(0.30)
Year ended 12/31/2010	10.89	0.32	0.24	0.56	(0.32)	—	(0.32)
Year ended 12/31/2009	10.30	0.39	0.59	0.98	(0.39)	—	(0.39)
Year ended 12/31/2008	10.53	0.43	(0.23)	0.20	(0.43)	—	(0.43)
Year ended 12/31/2007	10.34	0.41	0.19	0.60	(0.41)	—	(0.41)
Institutional Shares
Year ended 12/31/2011	11.11	0.37	0.54	0.91	(0.37)	—	(0.37)
Year ended 12/31/2010	10.87	0.39	0.24	0.63	(0.39)	—	(0.39)
Year ended 12/31/2009	10.29	0.46	0.58	1.04	(0.46)	—	(0.46)
Year ended 12/31/2008	10.51	0.49	(0.22)	0.27	(0.49)	—	(0.49)
Year ended 12/31/2007	10.32	0.48	0.19	0.67	(0.48)	—	(0.48)
Class R-1 Shares
Year ended 12/31/2011	11.12	0.30	0.53	0.83	(0.30)	—	(0.30)
Year ended 12/31/2010	10.88	0.33	0.24	0.57	(0.33)	—	(0.33)
Year ended 12/31/2009	10.29	0.40	0.59	0.99	(0.40)	—	(0.40)
Year ended 12/31/2008	10.52	0.43	(0.23)	0.20	(0.43)	—	(0.43)
Year ended 12/31/2007	10.32	0.42	0.20	0.62	(0.42)	—	(0.42)
Class R-2 Shares
Year ended 12/31/2011	11.11	0.33	0.53	0.86	(0.33)	—	(0.33)
Year ended 12/31/2010	10.87	0.35	0.24	0.59	(0.35)	—	(0.35)
Year ended 12/31/2009	10.28	0.42	0.59	1.01	(0.42)	—	(0.42)
Year ended 12/31/2008	10.51	0.45	(0.23)	0.22	(0.45)	—	(0.45)
Year ended 12/31/2007	10.32	0.44	0.19	0.63	(0.44)	—	(0.44)
Class R-3 Shares
Year ended 12/31/2011	11.12	0.36	0.54	0.90	(0.36)	—	(0.36)
Year ended 12/31/2010	10.88	0.38	0.24	0.62	(0.38)	—	(0.38)
Year ended 12/31/2009	10.29	0.45	0.59	1.04	(0.45)	—	(0.45)
Year ended 12/31/2008	10.52	0.48	(0.23)	0.25	(0.48)	—	(0.48)
Year ended 12/31/2007	10.33	0.47	0.19	0.66	(0.47)	—	(0.47)

(a)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

196	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (a)	Net assets, end of period (millions)	Expenses	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$11.65	7.95%	$208.9	0.67%	2.99%	0.67%	2.99%	8%
11.12	5.56	160.5	0.68	3.19	0.68	3.19	16
10.88	10.12	84.6	0.69	4.01	0.69	4.01	11
10.29	2.30	38.5	0.70	4.49	0.70	4.49	6
10.52	6.50	23.1	0.70	4.40	0.70	4.40	16

11.65	7.62	10.9	1.07	2.60	1.07	2.60	8
11.11	5.14	9.7	1.08	2.82	1.08	2.82	16
10.87	9.69	8.2	1.09	3.66	1.09	3.66	11
10.28	1.89	6.6	1.10	4.09	1.10	4.09	6
10.51	5.98	6.0	1.10	3.99	1.10	3.99	16

11.66	8.05	142.4	0.67	3.00	0.67	3.00	8
11.12	5.46	130.2	0.68	3.23	0.68	3.23	16
10.89	10.12	120.8	0.69	4.08	0.69	4.08	11
10.30	2.30	114.0	0.70	4.48	0.70	4.48	6
10.53	6.50	118.2	0.70	4.39	0.70	4.39	16

11.67	7.61	38.1	1.07	2.61	1.07	2.61	8
11.13	5.14	47.3	1.08	2.84	1.08	2.84	16
10.89	9.68	51.9	1.09	3.68	1.09	3.68	11
10.30	1.90	50.7	1.10	4.08	1.10	4.08	6
10.53	5.97	53.0	1.10	3.99	1.10	3.99	16

11.65	8.32	140.1	0.42	3.25	0.42	3.25	8
11.11	5.82	124.3	0.43	3.47	0.43	3.47	16
10.87	10.30	105.7	0.44	4.30	0.44	4.30	11
10.29	2.66	74.8	0.45	4.72	0.45	4.72	6
10.51	6.66	98.8	0.45	4.64	0.45	4.64	16

11.65	7.61	3.9	0.99	2.68	0.99	2.68	8
11.12	5.22	3.7	1.00	2.92	1.00	2.92	16
10.88	9.77	4.5	1.01	3.75	1.01	3.75	11
10.29	1.98	3.9	1.02	4.18	1.02	4.18	6
10.52	6.16	2.6	1.02	4.08	1.02	4.08	16

11.64	7.83	6.7	0.79	2.88	0.79	2.88	8
11.11	5.43	5.9	0.80	3.10	0.80	3.10	16
10.87	10.00	4.9	0.81	3.94	0.81	3.94	11
10.28	2.18	3.7	0.82	4.37	0.82	4.37	6
10.51	6.27	3.2	0.82	4.28	0.82	4.28	16

11.66	8.24	1.9	0.49	3.19	0.49	3.19	8
11.12	5.75	1.7	0.50	3.42	0.50	3.42	16
10.88	10.32	1.2	0.51	4.27	0.51	4.27	11
10.29	2.49	1.3	0.52	4.66	0.52	4.66	6
10.52	6.59	1.3	0.52	4.57	0.52	4.57	16

See accompanying notes to financial statements.	197

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2011	$10.90	$0.36	$0.78	$1.14	$(0.36)	$—	$(0.36)
Year ended 12/31/2010	11.13	0.38	(0.22)	0.16	(0.38)	(0.01)	(0.39)
Year ended 12/31/2009	10.51	0.41	0.65	1.06	(0.41)	(0.03)	(0.44)
Year ended 12/31/2008	10.83	0.42	(0.23)	0.19	(0.42)	(0.09)	(0.51)
Year ended 12/31/2007	10.89	0.43	(0.01)	0.42	(0.43)	(0.05)	(0.48)
Class B Shares
Year ended 12/31/2011	10.89	0.32	0.79	1.11	(0.32)	—	(0.32)
Year ended 12/31/2010	11.13	0.33	(0.23)	0.10	(0.33)	(0.01)	(0.34)
Year ended 12/31/2009	10.50	0.37	0.66	1.03	(0.37)	(0.03)	(0.40)
Year ended 12/31/2008	10.82	0.38	(0.23)	0.15	(0.38)	(0.09)	(0.47)
Year ended 12/31/2007	10.89	0.38	(0.02)	0.36	(0.38)	(0.05)	(0.43)
Legacy Class A Shares
Year ended 12/31/2011	10.88	0.36	0.78	1.14	(0.36)	—	(0.36)
Year ended 12/31/2010	11.11	0.38	(0.22)	0.16	(0.38)	(0.01)	(0.39)
Year ended 12/31/2009	10.49	0.41	0.65	1.06	(0.41)	(0.03)	(0.44)
Year ended 12/31/2008	10.81	0.42	(0.23)	0.19	(0.42)	(0.09)	(0.51)
Year ended 12/31/2007	10.87	0.42	(0.01)	0.41	(0.42)	(0.05)	(0.47)
Legacy Class B Shares
Year ended 12/31/2011	10.88	0.32	0.78	1.10	(0.32)	—	(0.32)
Year ended 12/31/2010	11.11	0.33	(0.22)	0.11	(0.33)	(0.01)	(0.34)
Year ended 12/31/2009	10.49	0.37	0.65	1.02	(0.37)	(0.03)	(0.40)
Year ended 12/31/2008	10.81	0.38	(0.23)	0.15	(0.38)	(0.09)	(0.47)
Year ended 12/31/2007	10.87	0.38	(0.01)	0.37	(0.38)	(0.05)	(0.43)

(a)	Total return does not reflect the effect of sales charges.

198	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (a)	Net assets, end of period (millions)	Expenses	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$11.68	10.69%	$211.1	0.68%	3.22%	0.68%	3.22%	10%
10.90	1.35	159.2	0.68	3.35	0.68	3.35	4
11.13	10.23	91.4	0.70	3.66	0.70	3.66	4
10.51	1.88	30.7	0.70	3.96	0.71	3.95	36
10.83	4.01	21.0	0.70	3.93	0.72	3.91	18

11.68	10.35	5.3	1.08	2.83	1.08	2.83	10
10.89	0.86	4.5	1.08	2.97	1.08	2.97	4
11.13	9.91	3.8	1.10	3.34	1.10	3.34	4
10.50	1.48	3.3	1.10	3.55	1.11	3.54	36
10.82	3.50	3.4	1.10	3.54	1.12	3.52	18

11.66	10.70	77.7	0.68	3.23	0.68	3.23	10
10.88	1.35	66.2	0.68	3.38	0.68	3.38	4
11.11	10.25	66.9	0.70	3.74	0.70	3.74	4
10.49	1.88	60.1	0.70	3.95	0.71	3.94	36
10.81	4.00	62.2	0.70	3.94	0.72	3.92	18

11.66	10.26	25.9	1.08	2.84	1.08	2.84	10
10.88	0.95	25.1	1.08	2.98	1.08	2.98	4
11.11	9.81	26.1	1.10	3.34	1.10	3.34	4
10.49	1.47	24.9	1.10	3.55	1.11	3.54	36
10.81	3.59	26.0	1.10	3.54	1.12	3.52	18

See accompanying notes to financial statements.	199

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

		Income from investment operations		Less distributions
	Net asset value, beginning of period	Net investment income (a)	Total from investment operations	Net investment income (a)	Total distributions
Class A Shares
Year ended 12/31/2011	$1.00	$—	$—	$—	$—
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.05	0.05	(0.05)	(0.05)
Class B Shares
Year ended 12/31/2011	1.00	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Legacy Class A Shares
Year ended 12/31/2011	1.00	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.05	0.05	(0.05)	(0.05)
Legacy Class B Shares
Year ended 12/31/2011	1.00	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Institutional Shares
Year ended 12/31/2011	1.00	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.05	0.05	(0.05)	(0.05)
Class R-1 Shares
Year ended 12/31/2011	1.00	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Class R-2 Shares
Year ended 12/31/2011	1.00	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Class R-3 Shares
Year ended 12/31/2011	1.00	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.05	0.05	(0.05)	(0.05)

(a)	Net investment income and distributions represent less than $0.01 per share for Institutional and Class R-3 shares in 2011 and 2010 and all classes in 2009.
(b)	Total return does not reflect the effect of sales charge for Class B and Legacy Class B shares. All other classes do not have a sales charge.
(c)	Net investment income and Total return represent less than 0.005% per share for Institutional and Class R-3 shares in 2011 and 2010.
(d)	The expense ratios for 2009, 2010 and 2011 include the effect of the voluntary fee waivers by SFIMC and VP Management Corp. described in Note 2 under Expense Reduction Agreements.

200	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (millions)	Expenses (d)	Net investment income (loss) (c)	Expenses	Net investment income (loss)

$1.00	0.00%	$106.8	0.11%	0.00%	0.60%	(0.49)%
1.00	0.00	94.0	0.17	0.00	0.60	(0.43)
1.00	0.04	80.8	0.29	0.04	0.61	(0.28)
1.00	2.02	72.1	0.60	1.89	0.61	1.88
1.00	4.67	38.1	0.60	4.50	0.64	4.46

1.00	0.00	3.2	0.11	0.00	1.00	(0.89)
1.00	0.00	3.1	0.17	0.00	1.00	(0.83)
1.00	0.01	3.3	0.32	0.01	1.01	(0.68)
1.00	1.62	3.2	1.00	1.57	1.01	1.56
1.00	4.25	2.6	1.00	4.17	1.03	4.14

1.00	0.00	80.5	0.11	0.00	0.60	(0.49)
1.00	0.00	75.0	0.17	0.00	0.60	(0.43)
1.00	0.04	88.8	0.30	0.04	0.61	(0.27)
1.00	2.02	96.3	0.60	1.96	0.61	1.95
1.00	4.67	74.3	0.60	4.57	0.63	4.54

1.00	0.00	7.7	0.12	0.00	1.00	(0.88)
1.00	0.00	8.6	0.17	0.00	1.00	(0.83)
1.00	0.01	10.7	0.32	0.01	1.01	(0.68)
1.00	1.62	9.9	1.00	1.52	1.01	1.51
1.00	4.26	5.0	1.00	4.16	1.03	4.13

1.00	0.00	52.0	0.11	0.00	0.45	(0.34)
1.00	0.00	40.8	0.17	0.00	0.45	(0.28)
1.00	0.06	38.4	0.28	0.06	0.46	(0.12)
1.00	2.17	32.9	0.45	2.07	0.46	2.06
1.00	4.82	19.3	0.45	4.70	0.48	4.67

1.00	0.00	5.6	0.12	0.00	0.92	(0.80)
1.00	0.00	5.9	0.17	0.00	0.92	(0.75)
1.00	0.02	7.0	0.32	0.02	0.93	(0.59)
1.00	1.70	6.1	0.92	1.63	0.93	1.62
1.00	4.33	4.1	0.92	4.25	0.95	4.22

1.00	0.00	15.8	0.11	0.00	0.72	(0.61)
1.00	0.00	14.5	0.17	0.00	0.72	(0.55)
1.00	0.03	13.4	0.31	0.03	0.73	(0.39)
1.00	1.90	12.5	0.72	1.85	0.73	1.84
1.00	4.54	8.3	0.72	4.44	0.76	4.40

1.00	0.00	2.5	0.11	0.00	0.52	(0.41)
1.00	0.00	3.1	0.17	0.00	0.52	(0.35)
1.00	0.05	1.9	0.28	0.05	0.53	(0.20)
1.00	2.10	1.7	0.52	2.06	0.53	2.05
1.00	4.75	1.5	0.52	4.65	0.55	4.62

See accompanying notes to financial statements.	201

STATE FARM MUTUAL FUND TRUST LIFEPATH RETIREMENT FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2011	$11.51	$0.22	$0.18	$0.40	$(0.22)	$—	$(0.22)
Year ended 12/31/2010	10.77	0.19	0.76	0.95	(0.19)	(0.02)	(0.21)
Year ended 12/31/2009	9.42	0.25	1.39	1.64	(0.29)	—	(0.29)
Year ended 12/31/2008	11.44	0.32	(2.04)	(1.72)	(0.25)	(0.05)	(0.30)
Year ended 12/31/2007	11.59	0.36	0.10	0.46	(0.35)	(0.26)	(0.61)
Class B Shares
Year ended 12/31/2011	11.57	0.14	0.18	0.32	(0.14)	—	(0.14)
Year ended 12/31/2010	10.82	0.11	0.77	0.88	(0.11)	(0.02)	(0.13)
Year ended 12/31/2009	9.46	0.18	1.40	1.58	(0.22)	—	(0.22)
Year ended 12/31/2008	11.50	0.24	(2.05)	(1.81)	(0.18)	(0.05)	(0.23)
Year ended 12/31/2007	11.62	0.28	0.11	0.39	(0.25)	(0.26)	(0.51)
Legacy Class A Shares
Year ended 12/31/2011	11.73	0.22	0.18	0.40	(0.22)	—	(0.22)
Year ended 12/31/2010	10.96	0.19	0.78	0.97	(0.18)	(0.02)	(0.20)
Year ended 12/31/2009	9.57	0.26	1.42	1.68	(0.29)	—	(0.29)
Year ended 12/31/2008	11.63	0.32	(2.08)	(1.76)	(0.25)	(0.05)	(0.30)
Year ended 12/31/2007	11.74	0.35	0.13	0.48	(0.33)	(0.26)	(0.59)
Legacy Class B Shares
Year ended 12/31/2011	11.76	0.18	0.18	0.36	(0.17)	—	(0.17)
Year ended 12/31/2010	10.99	0.14	0.79	0.93	(0.14)	(0.02)	(0.16)
Year ended 12/31/2009	9.60	0.20	1.44	1.64	(0.25)	—	(0.25)
Year ended 12/31/2008	11.65	0.27	(2.07)	(1.80)	(0.20)	(0.05)	(0.25)
Year ended 12/31/2007	11.74	0.30	0.12	0.42	(0.25)	(0.26)	(0.51)
Institutional Shares
Year ended 12/31/2011	11.73	0.25	0.19	0.44	(0.25)	—	(0.25)
Year ended 12/31/2010	10.96	0.22	0.78	1.00	(0.21)	(0.02)	(0.23)
Year ended 12/31/2009	9.58	0.28	1.41	1.69	(0.31)	—	(0.31)
Year ended 12/31/2008	11.63	0.34	(2.07)	(1.73)	(0.27)	(0.05)	(0.32)
Year ended 12/31/2007	11.77	0.38	0.12	0.50	(0.38)	(0.26)	(0.64)
Class R-1 Shares
Year ended 12/31/2011	11.54	0.18	0.18	0.36	(0.18)	—	(0.18)
Year ended 12/31/2010	10.79	0.15	0.76	0.91	(0.14)	(0.02)	(0.16)
Year ended 12/31/2009	9.43	0.22	1.40	1.62	(0.26)	—	(0.26)
Year ended 12/31/2008	11.46	0.28	(2.05)	(1.77)	(0.21)	(0.05)	(0.26)
Year ended 12/31/2007	11.58	0.31	0.12	0.43	(0.29)	(0.26)	(0.55)
Class R-2 Shares
Year ended 12/31/2011	11.75	0.21	0.19	0.40	(0.21)	—	(0.21)
Year ended 12/31/2010	10.99	0.18	0.77	0.95	(0.17)	(0.02)	(0.19)
Year ended 12/31/2009	9.60	0.24	1.43	1.67	(0.28)	—	(0.28)
Year ended 12/31/2008	11.66	0.31	(2.08)	(1.77)	(0.24)	(0.05)	(0.29)
Year ended 12/31/2007	11.78	0.35	0.11	0.46	(0.32)	(0.26)	(0.58)
Class R-3 Shares
Year ended 12/31/2011	11.71	0.25	0.18	0.43	(0.24)	—	(0.24)
Year ended 12/31/2010	10.95	0.21	0.77	0.98	(0.20)	(0.02)	(0.22)
Year ended 12/31/2009	9.56	0.26	1.44	1.70	(0.31)	—	(0.31)
Year ended 12/31/2008	11.62	0.34	(2.08)	(1.74)	(0.27)	(0.05)	(0.32)
Year ended 12/31/2007	11.76	0.37	0.11	0.48	(0.36)	(0.26)	(0.62)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio; indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; and applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.27% and 2.77%, respectively, for the year ended December 31, 2011.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.55% and 2.49%, respectively, for the year ended December 31, 2011.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2009, excludes in-kind contribution of portfolio securities received in a fund merger on November 20, 2009.

202	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b)	Net investment income (loss) (b)	Expenses (d)	Net investment income (loss) (d)	Portfolio turnover rate (e)

$11.69	3.51%	$352.7	1.17%	1.89%	1.47%	1.59%	4%
11.51	8.92	266.9	1.17	1.71	1.51	1.37	4
10.77	17.62	191.3	1.21	2.72	1.65	2.28	6
9.42	(15.33)	41.9	1.20	2.97	1.54	2.63	11
11.44	3.96	37.5	1.22	3.08	1.56	2.74	6

11.75	2.85	10.3	1.87	1.18	2.17	0.88	4
11.57	8.22	9.5	1.87	0.99	2.21	0.65	4
10.82	16.86	8.2	1.91	1.95	2.38	1.48	6
9.46	(16.00)	1.4	1.90	2.26	2.24	1.92	11
11.50	3.32	1.3	1.92	2.34	2.26	2.00	6

11.91	3.50	258.3	1.17	1.88	1.47	1.58	4
11.73	9.01	263.0	1.17	1.68	1.51	1.34	4
10.96	17.61	261.1	1.21	2.72	1.66	2.27	6
9.57	(15.36)	69.3	1.20	2.89	1.54	2.55	11
11.63	4.03	100.5	1.21	2.91	1.55	2.57	6

11.95	3.06	34.6	1.57	1.47	1.87	1.17	4
11.76	8.55	44.4	1.57	1.28	1.91	0.94	4
10.99	17.22	46.0	1.61	2.21	2.05	1.77	6
9.60	(15.68)	8.2	1.60	2.50	1.94	2.16	11
11.65	3.59	11.2	1.62	2.51	1.95	2.18	6

11.92	3.78	64.6	0.92	2.14	1.22	1.84	4
11.73	9.29	57.1	0.92	1.94	1.26	1.60	4
10.96	17.90	53.1	0.96	2.94	1.38	2.52	6
9.58	(15.14)	11.2	0.95	3.16	1.29	2.82	11
11.63	4.20	13.9	0.97	3.21	1.30	2.88	6

11.72	3.16	5.3	1.49	1.56	1.79	1.26	4
11.54	8.59	5.3	1.49	1.34	1.83	1.00	4
10.79	17.34	6.5	1.53	2.42	2.00	1.95	6
9.43	(15.68)	1.5	1.52	2.60	1.86	2.26	11
11.46	3.65	1.8	1.54	2.64	1.88	2.30	6

11.94	3.38	16.6	1.29	1.77	1.59	1.47	4
11.75	8.88	16.5	1.29	1.59	1.63	1.25	4
10.99	17.55	12.1	1.33	2.53	1.76	2.10	6
9.60	(15.50)	2.0	1.32	2.82	1.66	2.48	11
11.66	3.89	1.7	1.34	2.88	1.67	2.55	6

11.90	3.71	1.6	0.99	2.06	1.29	1.76	4
11.71	9.13	1.3	0.99	1.86	1.33	1.52	4
10.95	17.87	1.1	1.02	2.76	1.42	2.36	6
9.56	(15.20)	0.1	1.02	3.14	1.36	2.80	11
11.62	4.08	0.1	1.04	3.11	1.38	2.77	6

See accompanying notes to financial statements.	203

STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2011	$12.86	$0.22	$(0.08)	$0.14	$(0.21)	$—	$(0.21)
Year ended 12/31/2010	11.81	0.19	1.04	1.23	(0.18)	—	(0.18)
Year ended 12/31/2009	9.85	0.24	1.95	2.19	(0.23)	—	(0.23)
Year ended 12/31/2008	13.65	0.29	(3.80)	(3.51)	(0.24)	(0.05)	(0.29)
Year ended 12/31/2007	13.98	0.34	0.07	0.41	(0.28)	(0.46)	(0.74)
Class B Shares
Year ended 12/31/2011	12.79	0.13	(0.08)	0.05	(0.12)	—	(0.12)
Year ended 12/31/2010	11.75	0.10	1.04	1.14	(0.10)	—	(0.10)
Year ended 12/31/2009	9.82	0.17	1.92	2.09	(0.16)	—	(0.16)
Year ended 12/31/2008	13.60	0.21	(3.77)	(3.56)	(0.17)	(0.05)	(0.22)
Year ended 12/31/2007	13.94	0.23	0.09	0.32	(0.20)	(0.46)	(0.66)
Legacy Class A Shares
Year ended 12/31/2011	12.81	0.22	(0.08)	0.14	(0.21)	—	(0.21)
Year ended 12/31/2010	11.75	0.18	1.05	1.23	(0.17)	—	(0.17)
Year ended 12/31/2009	9.80	0.24	1.93	2.17	(0.22)	—	(0.22)
Year ended 12/31/2008	13.56	0.29	(3.77)	(3.48)	(0.23)	(0.05)	(0.28)
Year ended 12/31/2007	13.88	0.30	0.10	0.40	(0.26)	(0.46)	(0.72)
Legacy Class B Shares
Year ended 12/31/2011	12.79	0.16	(0.07)	0.09	(0.14)	—	(0.14)
Year ended 12/31/2010	11.74	0.14	1.03	1.17	(0.12)	—	(0.12)
Year ended 12/31/2009	9.79	0.19	1.94	2.13	(0.18)	—	(0.18)
Year ended 12/31/2008	13.54	0.24	(3.76)	(3.52)	(0.18)	(0.05)	(0.23)
Year ended 12/31/2007	13.85	0.25	0.10	0.35	(0.20)	(0.46)	(0.66)
Institutional Shares
Year ended 12/31/2011	12.88	0.25	(0.08)	0.17	(0.24)	—	(0.24)
Year ended 12/31/2010	11.81	0.22	1.05	1.27	(0.20)	—	(0.20)
Year ended 12/31/2009	9.85	0.27	1.94	2.21	(0.25)	—	(0.25)
Year ended 12/31/2008	13.65	0.32	(3.81)	(3.49)	(0.26)	(0.05)	(0.31)
Year ended 12/31/2007	13.97	0.35	0.09	0.44	(0.30)	(0.46)	(0.76)
Class R-1 Shares
Year ended 12/31/2011	12.81	0.18	(0.09)	0.09	(0.17)	—	(0.17)
Year ended 12/31/2010	11.75	0.14	1.05	1.19	(0.13)	—	(0.13)
Year ended 12/31/2009	9.80	0.21	1.94	2.15	(0.20)	—	(0.20)
Year ended 12/31/2008	13.59	0.26	(3.79)	(3.53)	(0.21)	(0.05)	(0.26)
Year ended 12/31/2007	13.92	0.27	0.09	0.36	(0.23)	(0.46)	(0.69)
Class R-2 Shares
Year ended 12/31/2011	12.82	0.20	(0.07)	0.13	(0.20)	—	(0.20)
Year ended 12/31/2010	11.77	0.18	1.03	1.21	(0.16)	—	(0.16)
Year ended 12/31/2009	9.82	0.23	1.94	2.17	(0.22)	—	(0.22)
Year ended 12/31/2008	13.60	0.28	(3.79)	(3.51)	(0.22)	(0.05)	(0.27)
Year ended 12/31/2007	13.94	0.31	0.08	0.39	(0.27)	(0.46)	(0.73)
Class R-3 Shares
Year ended 12/31/2011	12.83	0.24	(0.08)	0.16	(0.23)	—	(0.23)
Year ended 12/31/2010	11.77	0.21	1.04	1.25	(0.19)	—	(0.19)
Year ended 12/31/2009	9.81	0.26	1.95	2.21	(0.25)	—	(0.25)
Year ended 12/31/2008	13.59	0.31	(3.78)	(3.47)	(0.26)	(0.05)	(0.31)
Year ended 12/31/2007	13.91	0.34	0.09	0.43	(0.29)	(0.46)	(0.75)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio; indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; and applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.25% and 2.56%, respectively, for the year ended December 31, 2011.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 2.28%, respectively, for the year ended December 31, 2011.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio.

204	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b)	Net investment income (loss) (b)	Expenses (d)	Net investment income (loss) (d)	Portfolio turnover rate (e)

$12.79	1.12%	$537.2	1.13%	1.70%	1.45%	1.38%	5%
12.86	10.40	433.6	1.13	1.56	1.48	1.21	4
11.81	22.25	297.0	1.13	2.30	1.48	1.95	6
9.85	(25.75)	182.9	1.13	2.42	1.47	2.08	13
13.65	2.94	191.9	1.14	2.34	1.47	2.01	7

12.72	0.42	24.1	1.83	0.98	2.15	0.66	5
12.79	9.66	21.9	1.83	0.85	2.18	0.50	4
11.75	21.31	17.2	1.83	1.59	2.18	1.24	6
9.82	(26.24)	11.6	1.83	1.73	2.17	1.39	13
13.60	2.30	11.7	1.84	1.58	2.17	1.25	7

12.74	1.09	356.9	1.13	1.68	1.45	1.36	5
12.81	10.47	358.8	1.13	1.53	1.48	1.18	4
11.75	22.17	334.4	1.13	2.25	1.48	1.90	6
9.80	(25.69)	290.5	1.13	2.34	1.47	2.00	13
13.56	2.87	437.4	1.14	2.13	1.47	1.80	7

12.74	0.71	62.5	1.53	1.26	1.85	0.94	5
12.79	9.96	76.3	1.53	1.12	1.88	0.77	4
11.74	21.76	74.0	1.53	1.86	1.88	1.51	6
9.79	(26.02)	65.4	1.53	1.94	1.87	1.60	13
13.54	2.54	95.8	1.54	1.74	1.87	1.41	7

12.81	1.34	125.4	0.88	1.94	1.20	1.62	5
12.88	10.77	114.3	0.88	1.80	1.23	1.45	4
11.81	22.47	91.1	0.88	2.53	1.23	2.18	6
9.85	(25.56)	61.3	0.88	2.61	1.22	2.27	13
13.65	3.06	82.0	0.89	2.43	1.22	2.10	7

12.73	0.77	13.1	1.45	1.35	1.77	1.03	5
12.81	10.10	12.2	1.45	1.17	1.80	0.82	4
11.75	21.90	12.3	1.45	1.97	1.80	1.62	6
9.80	(25.98)	8.5	1.45	2.13	1.79	1.79	13
13.59	2.55	7.9	1.46	1.86	1.79	1.53	7

12.75	0.99	30.4	1.25	1.57	1.57	1.25	5
12.82	10.31	26.9	1.25	1.45	1.60	1.10	4
11.77	22.12	16.5	1.25	2.18	1.60	1.83	6
9.82	(25.81)	9.6	1.25	2.27	1.59	1.93	13
13.60	2.75	10.6	1.26	2.16	1.59	1.83	7

12.76	1.29	2.7	0.95	1.85	1.27	1.53	5
12.83	10.60	2.9	0.95	1.70	1.30	1.35	4
11.77	22.48	2.8	0.95	2.45	1.30	2.10	6
9.81	(25.57)	1.8	0.95	2.56	1.29	2.22	13
13.59	3.07	2.3	0.96	2.35	1.29	2.02	7

See accompanying notes to financial statements.	205

STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2011	$13.15	$0.20	$(0.34)	$(0.14)	$(0.19)	$—	$(0.19)
Year ended 12/31/2010	11.95	0.18	1.19	1.37	(0.17)	—	(0.17)
Year ended 12/31/2009	9.70	0.22	2.24	2.46	(0.21)	—	(0.21)
Year ended 12/31/2008	14.49	0.26	(4.80)	(4.54)	(0.21)	(0.04)	(0.25)
Year ended 12/31/2007	14.91	0.29	0.05	0.34	(0.24)	(0.52)	(0.76)
Class B Shares
Year ended 12/31/2011	13.10	0.11	(0.34)	(0.23)	(0.10)	—	(0.10)
Year ended 12/31/2010	11.91	0.09	1.18	1.27	(0.08)	—	(0.08)
Year ended 12/31/2009	9.69	0.15	2.21	2.36	(0.14)	—	(0.14)
Year ended 12/31/2008	14.45	0.17	(4.76)	(4.59)	(0.13)	(0.04)	(0.17)
Year ended 12/31/2007	14.89	0.18	0.05	0.23	(0.15)	(0.52)	(0.67)
Legacy Class A Shares
Year ended 12/31/2011	13.15	0.20	(0.33)	(0.13)	(0.19)	—	(0.19)
Year ended 12/31/2010	11.94	0.17	1.20	1.37	(0.16)	—	(0.16)
Year ended 12/31/2009	9.69	0.21	2.24	2.45	(0.20)	—	(0.20)
Year ended 12/31/2008	14.45	0.25	(4.77)	(4.52)	(0.20)	(0.04)	(0.24)
Year ended 12/31/2007	14.86	0.26	0.06	0.32	(0.21)	(0.52)	(0.73)
Legacy Class B Shares
Year ended 12/31/2011	13.10	0.14	(0.33)	(0.19)	(0.12)	—	(0.12)
Year ended 12/31/2010	11.89	0.12	1.20	1.32	(0.11)	—	(0.11)
Year ended 12/31/2009	9.66	0.17	2.22	2.39	(0.16)	—	(0.16)
Year ended 12/31/2008	14.39	0.20	(4.74)	(4.54)	(0.15)	(0.04)	(0.19)
Year ended 12/31/2007	14.79	0.20	0.07	0.27	(0.15)	(0.52)	(0.67)
Institutional Shares
Year ended 12/31/2011	13.21	0.23	(0.34)	(0.11)	(0.22)	—	(0.22)
Year ended 12/31/2010	11.99	0.21	1.20	1.41	(0.19)	—	(0.19)
Year ended 12/31/2009	9.73	0.25	2.24	2.49	(0.23)	—	(0.23)
Year ended 12/31/2008	14.52	0.28	(4.80)	(4.52)	(0.23)	(0.04)	(0.27)
Year ended 12/31/2007	14.93	0.31	0.05	0.36	(0.25)	(0.52)	(0.77)
Class R-1 Shares
Year ended 12/31/2011	13.08	0.15	(0.32)	(0.17)	(0.15)	—	(0.15)
Year ended 12/31/2010	11.88	0.13	1.19	1.32	(0.12)	—	(0.12)
Year ended 12/31/2009	9.66	0.19	2.20	2.39	(0.17)	—	(0.17)
Year ended 12/31/2008	14.42	0.22	(4.76)	(4.54)	(0.18)	(0.04)	(0.22)
Year ended 12/31/2007	14.85	0.23	0.05	0.28	(0.19)	(0.52)	(0.71)
Class R-2 Shares
Year ended 12/31/2011	13.13	0.19	(0.34)	(0.15)	(0.17)	—	(0.17)
Year ended 12/31/2010	11.94	0.16	1.18	1.34	(0.15)	—	(0.15)
Year ended 12/31/2009	9.69	0.20	2.24	2.44	(0.19)	—	(0.19)
Year ended 12/31/2008	14.46	0.24	(4.78)	(4.54)	(0.19)	(0.04)	(0.23)
Year ended 12/31/2007	14.89	0.27	0.04	0.31	(0.22)	(0.52)	(0.74)
Class R-3 Shares
Year ended 12/31/2011	13.19	0.22	(0.33)	(0.11)	(0.21)	—	(0.21)
Year ended 12/31/2010	11.98	0.20	1.19	1.39	(0.18)	—	(0.18)
Year ended 12/31/2009	9.71	0.24	2.25	2.49	(0.22)	—	(0.22)
Year ended 12/31/2008	14.49	0.28	(4.79)	(4.51)	(0.23)	(0.04)	(0.27)
Year ended 12/31/2007	14.90	0.30	0.05	0.35	(0.24)	(0.52)	(0.76)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio; indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; and applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.22% and 2.39%, respectively, for the year ended December 31, 2011.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.52% and 2.09%, respectively, for the year ended December 31, 2011.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio.

206	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b)	Net investment income (loss) (b)	Expenses (d)	Net investment income (loss) (d)	Portfolio turnover rate (e)

$12.82	(1.04)%	$483.8	1.12%	1.52%	1.45%	1.19%	7%
13.15	11.42	399.1	1.11	1.45	1.47	1.09	3
11.95	25.31	263.6	1.11	2.10	1.47	1.74	7
9.70	(31.38)	159.9	1.12	2.07	1.46	1.73	13
14.49	2.28	164.9	1.14	1.91	1.47	1.58	7

12.77	(1.74)	28.3	1.82	0.80	2.15	0.47	7
13.10	10.67	26.1	1.81	0.73	2.17	0.37	3
11.91	24.33	20.4	1.81	1.40	2.16	1.05	7
9.69	(31.78)	13.0	1.82	1.37	2.16	1.03	13
14.45	1.58	13.4	1.84	1.15	2.17	0.82	7

12.83	(1.00)	258.1	1.11	1.50	1.45	1.16	7
13.15	11.44	260.0	1.11	1.41	1.47	1.05	3
11.94	25.26	238.7	1.11	2.06	1.47	1.70	7
9.69	(31.34)	196.0	1.12	1.97	1.46	1.63	13
14.45	2.19	306.2	1.14	1.68	1.47	1.35	7

12.79	(1.44)	50.6	1.51	1.07	1.85	0.73	7
13.10	11.06	60.9	1.51	1.00	1.87	0.64	3
11.89	24.69	58.7	1.51	1.66	1.87	1.30	7
9.66	(31.62)	49.3	1.52	1.57	1.86	1.23	13
14.39	1.86	76.7	1.54	1.28	1.87	0.95	7

12.88	(0.82)	125.4	0.87	1.76	1.20	1.43	7
13.21	11.75	114.6	0.86	1.67	1.22	1.31	3
11.99	25.55	92.1	0.86	2.34	1.22	1.98	7
9.73	(31.16)	62.2	0.87	2.25	1.21	1.91	13
14.52	2.46	86.3	0.89	1.98	1.22	1.65	7

12.76	(1.32)	16.3	1.43	1.16	1.77	0.82	7
13.08	11.09	15.9	1.43	1.07	1.79	0.71	3
11.88	24.77	13.9	1.43	1.77	1.79	1.41	7
9.66	(31.55)	8.2	1.44	1.75	1.78	1.41	13
14.42	1.90	8.3	1.46	1.49	1.79	1.16	7

12.81	(1.11)	26.3	1.24	1.41	1.57	1.08	7
13.13	11.32	23.9	1.23	1.34	1.59	0.98	3
11.94	25.09	14.8	1.23	1.96	1.59	1.60	7
9.69	(31.43)	10.3	1.24	1.90	1.58	1.56	13
14.46	2.11	11.8	1.26	1.76	1.59	1.43	7

12.87	(0.85)	2.9	0.93	1.66	1.27	1.32	7
13.19	11.60	3.1	0.93	1.62	1.29	1.26	3
11.98	25.67	2.2	0.93	2.30	1.29	1.94	7
9.71	(31.15)	1.2	0.94	2.29	1.28	1.95	13
14.49	2.40	1.2	0.96	1.91	1.29	1.58	7

See accompanying notes to financial statements.	207

STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2011	$13.41	$0.18	$(0.56)	$(0.38)	$(0.18)	$—	$(0.18)
Year ended 12/31/2010	12.08	0.16	1.32	1.48	(0.15)	—	(0.15)
Year ended 12/31/2009	9.62	0.20	2.45	2.65	(0.19)	—	(0.19)
Year ended 12/31/2008	15.28	0.22	(5.67)	(5.45)	(0.19)	(0.02)	(0.21)
Year ended 12/31/2007	15.82	0.26	(0.01)	0.25	(0.19)	(0.60)	(0.79)
Class B Shares
Year ended 12/31/2011	13.35	0.09	(0.55)	(0.46)	(0.09)	—	(0.09)
Year ended 12/31/2010	12.04	0.07	1.31	1.38	(0.07)	—	(0.07)
Year ended 12/31/2009	9.60	0.13	2.43	2.56	(0.12)	—	(0.12)
Year ended 12/31/2008	15.24	0.13	(5.64)	(5.51)	(0.11)	(0.02)	(0.13)
Year ended 12/31/2007	15.81	0.13	0.01	0.14	(0.11)	(0.60)	(0.71)
Legacy Class A Shares
Year ended 12/31/2011	13.42	0.18	(0.55)	(0.37)	(0.17)	—	(0.17)
Year ended 12/31/2010	12.09	0.16	1.32	1.48	(0.15)	—	(0.15)
Year ended 12/31/2009	9.62	0.19	2.46	2.65	(0.18)	—	(0.18)
Year ended 12/31/2008	15.27	0.21	(5.67)	(5.46)	(0.17)	(0.02)	(0.19)
Year ended 12/31/2007	15.78	0.21	0.05	0.26	(0.17)	(0.60)	(0.77)
Legacy Class B Shares
Year ended 12/31/2011	13.40	0.12	(0.54)	(0.42)	(0.11)	—	(0.11)
Year ended 12/31/2010	12.07	0.11	1.32	1.43	(0.10)	—	(0.10)
Year ended 12/31/2009	9.61	0.15	2.45	2.60	(0.14)	—	(0.14)
Year ended 12/31/2008	15.23	0.16	(5.64)	(5.48)	(0.12)	(0.02)	(0.14)
Year ended 12/31/2007	15.74	0.15	0.04	0.19	(0.10)	(0.60)	(0.70)
Institutional Shares
Year ended 12/31/2011	13.48	0.22	(0.56)	(0.34)	(0.21)	—	(0.21)
Year ended 12/31/2010	12.15	0.19	1.32	1.51	(0.18)	—	(0.18)
Year ended 12/31/2009	9.66	0.23	2.47	2.70	(0.21)	—	(0.21)
Year ended 12/31/2008	15.34	0.25	(5.70)	(5.45)	(0.21)	(0.02)	(0.23)
Year ended 12/31/2007	15.85	0.26	0.04	0.30	(0.21)	(0.60)	(0.81)
Class R-1 Shares
Year ended 12/31/2011	13.34	0.13	(0.54)	(0.41)	(0.13)	—	(0.13)
Year ended 12/31/2010	12.02	0.12	1.31	1.43	(0.11)	—	(0.11)
Year ended 12/31/2009	9.59	0.16	2.42	2.58	(0.15)	—	(0.15)
Year ended 12/31/2008	15.22	0.18	(5.64)	(5.46)	(0.15)	(0.02)	(0.17)
Year ended 12/31/2007	15.75	0.18	0.03	0.21	(0.14)	(0.60)	(0.74)
Class R-2 Shares
Year ended 12/31/2011	13.40	0.17	(0.56)	(0.39)	(0.16)	—	(0.16)
Year ended 12/31/2010	12.08	0.15	1.31	1.46	(0.14)	—	(0.14)
Year ended 12/31/2009	9.62	0.19	2.45	2.64	(0.18)	—	(0.18)
Year ended 12/31/2008	15.28	0.21	(5.68)	(5.47)	(0.17)	(0.02)	(0.19)
Year ended 12/31/2007	15.81	0.22	0.02	0.24	(0.17)	(0.60)	(0.77)
Class R-3 Shares
Year ended 12/31/2011	13.60	0.21	(0.56)	(0.35)	(0.20)	—	(0.20)
Year ended 12/31/2010	12.25	0.19	1.33	1.52	(0.17)	—	(0.17)
Year ended 12/31/2009	9.64	0.23	2.58	2.81	(0.20)	—	(0.20)
Year ended 12/31/2008	15.32	0.25	(5.70)	(5.45)	(0.21)	(0.02)	(0.23)
Year ended 12/31/2007	15.83	0.27	0.03	0.30	(0.21)	(0.60)	(0.81)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio; indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; and applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.20% and 2.24%, respectively, for the year ended December 31, 2011.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.52% and 1.92%, respectively, for the year ended December 31, 2011.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio.

208	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b)	Net investment income (loss) (b)	Expenses (d)	Net investment income (loss) (d)	Portfolio turnover rate (e)

$12.85	(2.85)%	$297.6	1.10%	1.36%	1.46%	1.00%	8%
13.41	12.28	257.8	1.11	1.34	1.48	0.97	4
12.08	27.49	180.5	1.11	1.92	1.47	1.56	6
9.62	(35.68)	112.0	1.13	1.74	1.47	1.40	14
15.28	1.57	122.9	1.15	1.58	1.48	1.25	8

12.80	(3.47)	27.6	1.80	0.65	2.16	0.29	8
13.35	11.47	26.1	1.81	0.61	2.18	0.24	4
12.04	26.66	20.7	1.81	1.22	2.17	0.86	6
9.60	(36.13)	12.9	1.83	1.05	2.17	0.71	14
15.24	0.85	13.7	1.85	0.81	2.18	0.48	8

12.88	(2.81)	182.2	1.10	1.34	1.46	0.98	8
13.42	12.30	188.0	1.11	1.29	1.48	0.92	4
12.09	27.55	170.8	1.11	1.88	1.48	1.51	6
9.62	(35.71)	133.4	1.13	1.64	1.47	1.30	14
15.27	1.60	216.5	1.14	1.29	1.48	0.95	8

12.87	(3.15)	38.5	1.50	0.92	1.86	0.56	8
13.40	11.81	45.9	1.51	0.88	1.88	0.51	4
12.07	27.03	43.8	1.51	1.47	1.88	1.10	6
9.61	(35.94)	35.1	1.53	1.25	1.87	0.91	14
15.23	1.20	55.5	1.54	0.89	1.88	0.55	8

12.93	(2.55)	136.2	0.85	1.60	1.21	1.24	8
13.48	12.43	128.4	0.86	1.57	1.23	1.20	4
12.15	27.92	98.9	0.86	2.17	1.22	1.81	6
9.66	(35.51)	62.9	0.88	1.94	1.22	1.60	14
15.34	1.87	84.4	0.89	1.61	1.23	1.27	8

12.80	(3.08)	12.3	1.42	1.00	1.78	0.64	8
13.34	11.89	12.6	1.43	0.94	1.80	0.57	4
12.02	26.90	11.7	1.43	1.57	1.79	1.21	6
9.59	(35.88)	7.4	1.45	1.40	1.79	1.06	14
15.22	1.28	8.3	1.46	1.07	1.80	0.73	8

12.85	(2.91)	22.9	1.22	1.25	1.58	0.89	8
13.40	12.08	20.7	1.23	1.23	1.60	0.86	4
12.08	27.43	13.5	1.23	1.84	1.59	1.48	6
9.62	(35.76)	8.5	1.25	1.62	1.59	1.28	14
15.28	1.48	9.6	1.27	1.32	1.60	0.99	8

13.05	(2.60)	2.4	0.92	1.51	1.28	1.15	8
13.60	12.41	2.3	0.93	1.50	1.30	1.13	4
12.25	29.18	1.9	0.92	2.14	1.29	1.77	6
9.64	(35.57)	0.9	0.95	1.94	1.30	1.59	14
15.32	1.79	0.9	0.97	1.65	1.30	1.32	8

See accompanying notes to financial statements.	209

STATE FARM MUTUAL FUND TRUST LIFEPATH 2050 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2011	$9.39	$0.11	$(0.51)	$(0.40)	$(0.09)	$(0.30)	$(0.39)
Year ended 12/31/2010	8.62	0.12	1.00	1.12	(0.08)	(0.27)	(0.35)
Year ended 12/31/2009	6.88	0.14	1.94	2.08	(0.11)	(0.23)	(0.34)
Period ended 12/31/2008(g)	10.00	0.17	(3.20)	(3.03)	(0.06)	(0.03)	(0.09)
Class R-1 Shares
Year ended 12/31/2011	9.42	0.08	(0.51)	(0.43)	(0.07)	(0.30)	(0.37)
Year ended 12/31/2010	8.64	0.08	1.02	1.10	(0.05)	(0.27)	(0.32)
Year ended 12/31/2009	6.90	0.11	1.95	2.06	(0.09)	(0.23)	(0.32)
Period ended 12/31/2008(g)	10.00	0.11	(3.15)	(3.04)	(0.03)	(0.03)	(0.06)
Class R-2 Shares
Year ended 12/31/2011	9.42	0.11	(0.51)	(0.40)	(0.09)	(0.30)	(0.39)
Year ended 12/31/2010	8.65	0.10	1.01	1.11	(0.07)	(0.27)	(0.34)
Year ended 12/31/2009	6.90	0.12	1.96	2.08	(0.10)	(0.23)	(0.33)
Period ended 12/31/2008(g)	10.00	0.13	(3.16)	(3.03)	(0.04)	(0.03)	(0.07)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio; indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; and applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.18% and 2.18%, respectively, for the year ended December 31, 2011.
(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A shares. All other classes do not have a sales charge.
(d)	Determined on an annualized basis for periods that are less than a full year.
(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.83%, respectively, for the year ended December 31, 2011.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio and rounds to less than 1% for 2008.
(g)	For all the data, except for the portfolio turnover rate which is the period from the commencement of investment operations June 30, 2008 for the LifePath 2050 Master Portfolio, the period is from commencement of investment operations July 10, 2008.

210	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b)(d)	Net investment income (loss) (b)(d)	Expenses (d)(e)	Net investment income (loss) (d)(e)	Portfolio turnover rate (f)

$8.60	(4.25)%	$62.2	1.13%	1.23%	1.63%	0.73%	13%
9.39	12.98	42.6	1.12	1.32	1.76	0.68	5
8.62	30.25	20.8	1.11	1.87	2.04	0.94	12
6.88	(30.38)	5.0	1.13	2.48	3.45	0.16	0

8.62	(4.61)	2.5	1.45	0.89	1.95	0.39	13
9.42	12.69	1.8	1.44	0.90	2.08	0.26	5
8.64	29.76	1.3	1.43	1.42	2.37	0.48	12
6.90	(30.40)	0.7	1.45	1.33	3.77	0.99	0

8.63	(4.26)	2.9	1.26	1.15	1.74	0.67	13
9.42	12.79	1.7	1.24	1.14	1.89	0.49	5
8.65	30.08	1.0	1.23	1.65	2.18	0.70	12
6.90	(30.34)	0.7	1.25	1.49	3.58	0.84	0

See accompanying notes to financial statements.	211

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

State Farm Mutual Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for the State Farm S&P 500 Index Fund, State Farm LifePath Retirement Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund and State Farm LifePath 2050 Fund for which the schedules of investments are not included), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Farm Equity Fund, State Farm Small/Mid Cap Equity Fund, State Farm International Equity Fund, State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund, State Farm International Index Fund, State Farm Equity and Bond Fund, State Farm Bond Fund, State Farm Tax Advantaged Bond Fund, State Farm Money Market Fund, State Farm LifePath Retirement Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund and State Farm LifePath 2050 Fund, fifteen funds comprising the State Farm Mutual Fund Trust (the “Funds”) at December 31, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers and transfer agent of affiliated investment companies, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Funds for the periods ended December 31, 2010 and prior were audited by another independent registered public accounting firm whose report dated February 28, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 28, 2012

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (unaudited)

On September 16, 2011, the Board of Trustees of State Farm Mutual Fund Trust (the “Trust”), upon the recommendation of the Audit Committee of the Board of Trustees of the Trust (the “Audit Committee”), ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to the Trust for its fiscal year ending December 31, 2011, to be effective upon the resignation of Ernst & Young LLP (“E&Y”) from that position.

Effective September 19, 2011, E&Y resigned as independent registered public accounting firm to the Trust. For the fiscal years ended December 31, 2010 and December 30, 2009, and during the interim period commencing January 1, 2011 and ended September 19, 2011 (the date of E&Y’s resignation as independent registered public accounting firm to the Trust), E&Y served as the Trust’s independent registered public accounting firm with respect to the fifteen separate investment portfolios of the Trust (together the “Funds”). For the fiscal years ended December 31, 2010 and December 30, 2009, E&Y’s audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal years ended December 31, 2010 and December 30, 2009, and through September 19, 2011, there were no disagreements between the Trust and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the disagreements in its reports on the financial statements for such periods. In addition, there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Trust’s fiscal years ended December 31, 2010 and December 30, 2009, and the interim period ended September 19, 2011, neither the Trust nor anyone on its behalf consulted PwC concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or (ii) the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Management Information – State Farm Mutual Fund Trust (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 67	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); PRESIDENT/OWNER - Tiehack Development Corp. (land developer); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee	Began service in 2000 and serves until successor is elected or appointed.	PRESIDENT/OWNER (since 7/2010) - Poudre River Press LLC (book publisher); CONSULTANT/PRESIDENT (since 2/2007) – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement, and evaluation); PRESIDENT (1/2001-1/2007) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (12/1994 – 1/2007) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 68	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHAIRMAN – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE –State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 60	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – MainStay Funds (65 portfolios) TRUSTEE – (10/2005 – 8/2007) Utopia Funds (4 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR (since 2/2008) - Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Management Information – State Farm Mutual Fund Trust (unaudited)

II. Information about Interested Trustees/Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 61	Trustee and President	Began service in 2000 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, PRESIDENT (since 1/2007) and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – McGraw-Hill Corporation (publishing company); DIRECTOR – Caterpillar, Inc.; DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 52	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	VICE CHAIRMAN and CHIEF OPERATING OFFICER (since 12/2010), CHIEF FINANCIAL OFFICER (before 12/2010), TREASURER (before 6/2009), and DIRECTOR (since 6/2007) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Mutual Fund Trust, State Farm VP Management Corp., State Farm Investment Management Corp. and with the affiliates of these companies.

Management Information – State Farm Mutual Fund Trust (unaudited)

III. Information about Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 64	Vice President	Began service in 2000 and serves until removed.

VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance

Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm

Variable Product Trust, State Farm Associates’ Funds Trust.

Paul J. Smith One State Farm Plaza Bloomington, Illinois 61710 Age 48	Senior Vice President	Began service in June 2011 and serves until removed.

CHIEF FINANCIAL OFFICER (since 12/2010), TREASURER (since 6/2009), SENIOR

VICE PRESIDENT (since 3/2007), and OPERATIONS VICE PRESIDENT (7/2005 -

3/2007) - State Farm Mutual Automobile Insurance Company; DIRECTOR (since

3/2011) and SENIOR VICE PRESIDENT (since 12/2009) - State Farm Investment

Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT

(since 6/2011) – State Farm Variable Product Trust, State Farm Associates’ Funds

Trust.

Joe R. Monk Jr. One State Farm Plaza Bloomington, IL 61710 Age 48	Senior Vice President	Began service in March 2011 and serves until removed.

SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER (since 4/2010) and

OPERATIONS VICE PRESIDENT (6/2008 - 4/2010) – State Farm Life Insurance

Company; VICE PRESIDENT - SECURITIES PRODUCTS (since 1/2011), VICE

PRESIDENT – HEALTH (since 4/2010), OPERATIONS VICE PRESIDENT - HEALTH

(6/2008 - 4/2010) and VICE PRESIDENT - AGENCY (12/2004 - 6/2008) - State Farm

Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT (since 7/2010) –

State Farm Investment Management Corp., State Farm VP Management Corp.;

SENIOR VICE PRESIDENT (since 3/2011) - State Farm Variable Product Trust, State

Farm Associates’ Funds Trust.

Kurt T. Oleson Three State Farm Plaza Bloomington, Illinois 61791 Age 50	Vice President and Secretary	Began service in March 2009 and serves until removed.

ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 1/2009) and

ASSISTANT VICE PRESIDENT – AUDITING (9/2006 – 1/2009) - State Farm Mutual

Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY

(since 3/2009) – State Farm Investment Management Corp., State Farm VP

Management Corp.; VICE PRESIDENT AND SECRETARY (since 3/2009) – State Farm

Variable Product Trust, State Farm Associates’ Funds Trust.

David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 52	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary- Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.

CHIEF COMPLIANCE OFFICER – State Farm Variable Product Trust, State Farm

Associates’ Funds Trust; DIRECTOR – SECURITIES PRODUCTS – State Farm Mutual

Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER – State

Farm Variable Product Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE

OFFICER and ASSISTANT SECRETARY – TREASURER – State Farm Investment

Management Corp.; ASSISTANT SECRETARY – TREASURER – State Farm VP

Management Corp.

Joseph P. Young One State Farm Plaza Bloomington, IL 61710 Age 48	Vice President	Began service in December 2011 and serves until removed.

ASSISTANT VICE PRESIDENT - FIXED INCOME (since 6/2011) - State Farm Mutual

Automobile Insurance Company; VICE PRESIDENT - FIXED INCOME (3/1998 - 5/2011)

- Nationwide Insurance; VICE PRESIDENT (since 12/2011) – State Farm Variable

Product Trust, State Farm Associates’ Funds Trust.

The	Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge
upon	request. Call toll-free 1-800-447-4930 to request a copy of the SAI.

S&P 500 STOCK MASTER PORTFOLIO

MASTER PORTFOLIO INFORMATION

as of December 31, 2011

S&P 500 Stock Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
Exxon Mobil Corp.	4%
Apple, Inc.	3
International Business Machines Corp.	2
Chevron Corp.	2
Microsoft Corp.	2
General Electric Co.	2
The Procter & Gamble Co.	2
AT&T, Inc.	2
Johnson & Johnson	2
Pfizer, Inc.	1

Sector Allocation	Percent of Long-Term Investments
Information Technology	19%
Financials	13
Energy	12
Health Care	12
Consumer Staples	12
Consumer Discretionary	11
Industrials	11
Utilities	4
Materials	3
Telecommunication Services	3

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2011

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Discretionary — 10.7%
Auto Components — 0.3%
BorgWarner, Inc. (a)(b)	20,140	$1,283,724
The Goodyear Tire & Rubber Co. (a)	44,719	633,668
Johnson Controls, Inc.	125,015	3,907,969

		5,825,361
Automobiles — 0.4%
Ford Motor Co. (a)	698,204	7,512,675
Harley-Davidson, Inc. (b)	42,702	1,659,827

		9,172,502
Distributors — 0.1%
Genuine Parts Co. (b)	28,604	1,750,565
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)	21,359	1,150,609
DeVry, Inc. (b)	11,157	429,098
H&R Block, Inc. (b)	53,774	878,130

		2,457,837
Hotels, Restaurants & Leisure — 2.0%
Carnival Corp.	83,150	2,714,016
Chipotle Mexican Grill, Inc. (a)	5,751	1,942,343
Darden Restaurants, Inc. (b)	24,228	1,104,312
International Game Technology	54,433	936,248
Marriott International, Inc., Class A	49,270	1,437,206
McDonald’s Corp. (b)	187,993	18,861,338
Starbucks Corp.	136,956	6,301,345
Starwood Hotels & Resorts Worldwide, Inc. (b)	35,314	1,694,013
Wyndham Worldwide Corp.	28,050	1,061,131
Wynn Resorts Ltd.	14,553	1,607,961
Yum! Brands, Inc.	84,611	4,992,895

		42,652,808
Household Durables — 0.3%
D.R. Horton, Inc. (b)	50,872	641,496
Harman International Industries, Inc.	12,779	486,113
Leggett & Platt, Inc. (b)	25,683	591,736
Lennar Corp., Class A (b)	29,389	577,494
Newell Rubbermaid, Inc.	53,500	864,025
PulteGroup, Inc. (a)(b)	62,772	396,091
Stanley Black & Decker, Inc.	31,037	2,098,101
Whirlpool Corp. (b)	14,119	669,947

		6,325,003
Internet & Catalog Retail — 0.8%
Amazon.com, Inc. (a)	66,841	11,570,177
Expedia, Inc. (b)	17,267	501,088
NetFlix, Inc. (a)	10,229	708,768
priceline.com, Inc. (a)	9,148	4,278,611
TripAdvisor, Inc. (a)(b)	17,600	443,696

		17,502,340
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	21,255	677,822
Mattel, Inc.	62,232	1,727,560

		2,405,382
Media — 3.1%
Cablevision Systems Corp.	40,354	573,834
CBS Corp., Class B	120,246	3,263,476

Common Stocks	Shares	Value
Consumer Discretionary (concluded)
Media (concluded)
Comcast Corp, Class A	500,634	$11,870,032
DIRECTV, Class A (a)	129,641	5,543,449
Discovery Communications, Inc. (a)	48,563	1,989,626
Gannett Co., Inc.	44,022	588,574
Interpublic Group of Cos., Inc.	84,640	823,547
The McGraw-Hill Cos., Inc.	53,913	2,424,468
News Corp., Class A	402,919	7,188,075
Omnicom Group, Inc. (b)	50,694	2,259,938
Scripps Networks Interactive, Inc., Class A	17,971	762,330
Time Warner Cable, Inc. (b)	58,635	3,727,427
Time Warner, Inc. (b)	183,897	6,646,038
Viacom, Inc., Class B	101,463	4,607,435
The Walt Disney Co. (b)	330,072	12,377,700
The Washington Post Co., Class B (b)	906	341,390

		64,987,339
Multiline Retail — 0.8%
Big Lots, Inc. (a)	11,931	450,515
Dollar Tree, Inc. (a)	21,872	1,817,782
Family Dollar Stores, Inc. (b)	21,574	1,243,957
J.C. Penney Co., Inc. (b)	26,158	919,454
Kohl’s Corp.	46,569	2,298,180
Macy’s, Inc.	77,144	2,482,494
Nordstrom, Inc. (b)	29,730	1,477,878
Sears Holdings Corp. (a)(b)	7,168	227,799
Target Corp.	123,396	6,320,343

		17,238,402
Specialty Retail — 2.0%
Abercrombie & Fitch Co., Class A (b)	15,882	775,677
AutoNation, Inc. (a)(b)	8,869	327,000
AutoZone, Inc. (a)	5,132	1,667,746
Bed Bath & Beyond, Inc. (a)	44,113	2,557,231
Best Buy Co., Inc. (b)	53,932	1,260,391
CarMax, Inc. (a)	41,552	1,266,505
GameStop Corp., Class A (a)(b)	25,236	608,945
The Gap, Inc. (b)	63,644	1,180,596
The Home Depot, Inc. (b)	283,231	11,907,031
Limited Brands, Inc. (b)	45,200	1,823,820
Lowe’s Cos., Inc.	230,140	5,840,953
O’Reilly Automotive, Inc. (a)	23,582	1,885,381
Orchard Supply Hardware Stores Corp., Class A (a)(b)	315	1,184
Ross Stores, Inc.	42,374	2,014,036
Staples, Inc.	128,529	1,785,268
The TJX Cos., Inc.	69,296	4,473,057
Tiffany & Co.	23,331	1,545,912
Urban Outfitters, Inc. (a)	20,285	559,054

		41,479,787
Textiles, Apparel & Luxury Goods — 0.7%
Coach, Inc.	53,622	3,273,087
NIKE, Inc., Class B	68,154	6,568,001
Ralph Lauren Corp.	11,851	1,636,386
VF Corp. (b)	16,021	2,034,507

		13,511,981
Total Consumer Discretionary		225,309,307

218	See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Staples — 11.4%
Beverages — 2.6%
Beam, Inc.	28,565	$1,463,385
Brown-Forman Corp., Class B	18,536	1,492,333
The Coca-Cola Co.	417,284	29,197,361
Coca-Cola Enterprises, Inc.	57,340	1,478,225
Constellation Brands, Inc. (a)(b)	32,155	664,644
Dr Pepper Snapple Group, Inc.	39,397	1,555,394
Molson Coors Brewing Co., Class B	28,951	1,260,527
PepsiCo, Inc.	287,241	19,058,440

		56,170,309
Food & Staples Retailing — 2.4%
Costco Wholesale Corp.	79,624	6,634,271
CVS Caremark Corp.	239,149	9,752,496
The Kroger Co.	109,726	2,657,564
Safeway, Inc. (b)	62,467	1,314,305
SUPERVALU, Inc. (b)	39,608	321,617
Sysco Corp. (b)	108,393	3,179,167
Wal-Mart Stores, Inc.	320,897	19,176,805
Walgreen Co.	163,396	5,401,872
Whole Foods Market, Inc. (b)	29,357	2,042,660

		50,480,757
Food Products — 1.9%
Archer Daniels Midland Co.	122,737	3,510,278
Campbell Soup Co. (b)	32,863	1,092,366
ConAgra Foods, Inc.	76,168	2,010,835
Dean Foods Co. (a)	34,230	383,376
General Mills, Inc. (b)	118,228	4,777,593
H.J. Heinz Co. (b)	58,842	3,179,822
The Hershey Co.	28,131	1,737,933
Hormel Foods Corp. (b)	25,482	746,368
The J.M. Smucker Co.	20,920	1,635,316
Kellogg Co.	45,537	2,302,806
Kraft Foods, Inc., Class A	324,604	12,127,205
McCormick & Co., Inc. (b)	24,383	1,229,391
Mead Johnson Nutrition Co.	37,405	2,570,846
Sara Lee Corp.	108,555	2,053,861
Tyson Foods, Inc., Class A	53,601	1,106,325

		40,464,321
Household Products — 2.3%
The Clorox Co.	24,240	1,613,414
Colgate-Palmolive Co.	88,926	8,215,873
Kimberly-Clark Corp.	72,410	5,326,480
The Procter & Gamble Co.	505,487	33,721,038

		48,876,805
Personal Products — 0.2%
Avon Products, Inc.	79,116	1,382,157
The Estee Lauder Cos., Inc., Class A	20,525	2,305,368

		3,687,525
Tobacco — 2.0%
Altria Group, Inc. (b)	377,826	11,202,541
Lorillard, Inc. (b)	24,808	2,828,112
Philip Morris International, Inc.	319,129	25,045,244
Reynolds American, Inc.	62,124	2,573,176

		41,649,073
Total Consumer Staples		241,328,790

Common Stocks	Shares	Value
Energy — 12.2%
Energy Equipment & Services — 2.0%
Baker Hughes, Inc.	80,197	$3,900,782
Cameron International Corp. (a)	45,057	2,216,354
Diamond Offshore Drilling, Inc. (b)	12,843	709,704
FMC Technologies, Inc. (a)(b)	43,785	2,286,890
Halliburton Co.	169,067	5,834,502
Helmerich & Payne, Inc. (b)	19,644	1,146,424
Nabors Industries Ltd. (a)	52,707	913,939
National Oilwell Varco, Inc.	77,876	5,294,789
Noble Corp. (a)	46,391	1,401,936
Rowan Cos., Inc. (a)	22,905	694,709
Schlumberger Ltd.	246,586	16,844,290

		41,244,319
Oil, Gas & Consumable Fuels — 10.2%
Alpha Natural Resources, Inc. (a)	40,329	823,921
Anadarko Petroleum Corp.	91,494	6,983,737
Apache Corp.	70,565	6,391,778
Cabot Oil & Gas Corp.	19,203	1,457,508
Chesapeake Energy Corp.	121,140	2,700,211
Chevron Corp.	365,886	38,930,270
ConocoPhillips (b)	243,942	17,776,054
CONSOL Energy, Inc.	41,683	1,529,766
Denbury Resources, Inc. (a)	73,013	1,102,496
Devon Energy Corp.	74,212	4,601,144
El Paso Corp.	141,702	3,765,022
EOG Resources, Inc.	49,398	4,866,197
EQT Corp. (b)	27,462	1,504,643
Exxon Mobil Corp.	880,628	74,642,029
Hess Corp.	54,758	3,110,254
Marathon Oil Corp.	129,304	3,784,728
Marathon Petroleum Corp.	65,513	2,180,928
Murphy Oil Corp.	35,562	1,982,226
Newfield Exploration Co. (a)	24,259	915,292
Noble Energy, Inc.	32,258	3,044,833
Occidental Petroleum Corp.	149,149	13,975,261
Peabody Energy Corp.	49,778	1,648,150
Pioneer Natural Resources Co.	22,489	2,012,316
QEP Resources, Inc.	32,465	951,224
Range Resources Corp.	28,745	1,780,465
Southwestern Energy Co. (a)	63,834	2,038,858
Spectra Energy Corp. (b)	119,496	3,674,502
Sunoco, Inc.	19,726	809,161
Tesoro Corp. (a)	26,348	615,489
Valero Energy Corp.	102,854	2,165,077
The Williams Cos., Inc. (b)	108,301	3,576,099

		215,339,639
Total Energy		256,583,958
Financials — 13.3%
Capital Markets — 1.8%
Ameriprise Financial, Inc.	41,576	2,063,833
The Bank of New York Mellon Corp. (b)	222,809	4,436,127
BlackRock, Inc. (c)	18,408	3,281,042
The Charles Schwab Corp. (b)	198,362	2,233,556
E*Trade Financial Corp. (a)	46,790	372,448
Federated Investors, Inc., Class B	16,973	257,141
Franklin Resources, Inc.	26,746	2,569,221
The Goldman Sachs Group, Inc.	90,454	8,179,755
Invesco Ltd.	82,878	1,665,019

219 See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Financials (continued)
Capital Markets (concluded)
Legg Mason, Inc.	22,717	$546,344
Morgan Stanley	272,690	4,125,800
Northern Trust Corp.	44,287	1,756,422
State Street Corp.	90,393	3,643,742
T Rowe Price Group, Inc. (b)	46,423	2,643,790

		37,774,240
Commercial Banks — 2.6%
BB&T Corp. (b)	128,093	3,224,101
Comerica, Inc.	36,346	937,727
Fifth Third Bancorp	169,017	2,149,896
First Horizon National Corp.	48,717	389,736
Huntington Bancshares, Inc.	159,688	876,687
KeyCorp	175,120	1,346,673
M&T Bank Corp.	23,086	1,762,385
PNC Financial Services Group, Inc. (c)	96,666	5,574,728
Regions Financial Corp.	230,526	991,262
SunTrust Banks, Inc.	98,682	1,746,671
U.S. Bancorp (b)	350,633	9,484,623
Wells Fargo & Co.	968,884	26,702,443
Zions BanCorp.	33,670	548,148

		55,735,080
Consumer Finance — 0.8%
American Express Co. (b)	185,659	8,757,535
Capital One Financial Corp.	84,463	3,571,940
Discover Financial Services	100,998	2,423,952
SLM Corp.	93,424	1,251,882

		16,005,309
Diversified Financial Services — 2.7%
Bank of America Corp.	1,862,269	10,354,216
Citigroup, Inc. (b)	537,168	14,132,890
CME Group, Inc.	12,199	2,972,530
IntercontinentalExchange, Inc. (a)	13,351	1,609,463
JPMorgan Chase & Co.	698,118	23,212,424
Leucadia National Corp.	36,356	826,735
Moody’s Corp. (b)	35,904	1,209,247
The NASDAQ OMX Group, Inc. (a)	23,588	578,142
NYSE Euronext	48,151	1,256,741

		56,152,388
Insurance — 3.5%
ACE Ltd.	61,888	4,339,587
Aflac, Inc.	85,769	3,710,367
The Allstate Corp.	92,860	2,545,293
American International Group, Inc. (a)	80,271	1,862,287
Aon Corp.	59,404	2,780,107
Assurant, Inc.	17,013	698,554
Berkshire Hathaway, Inc., Class B (a)	323,001	24,644,976
Chubb Corp. (b)	51,094	3,536,727
Cincinnati Financial Corp. (b)	29,632	902,591
Genworth Financial, Inc., Class A (a)	90,630	593,626
Hartford Financial Services Group, Inc.	81,848	1,330,030
Lincoln National Corp. (b)	55,265	1,073,246
Loews Corp.	56,112	2,112,617
Marsh & McLennan Cos., Inc.	98,850	3,125,637
MetLife, Inc.	194,325	6,059,053
Principal Financial Group, Inc.	56,080	1,379,568
The Progressive Corp.	113,323	2,210,932

Common Stocks	Shares	Value
Financials (concluded)
Insurance (concluded)
Prudential Financial, Inc.	86,725	$4,346,657
Torchmark Corp. (b)	18,703	811,523
The Travelers Cos., Inc.	75,843	4,487,630
Unum Group	53,736	1,132,217
XL Group Plc	58,906	1,164,572

		74,847,797
Real Estate Investment Trusts (REITs) — 1.8%
Apartment Investment & Management Co.	22,349	512,016
AvalonBay Communities, Inc.	17,472	2,281,843
Boston Properties, Inc.	27,127	2,701,849
Equity Residential	54,505	3,108,420
HCP, Inc. (b)	74,930	3,104,350
Health Care REIT, Inc. (b)	34,874	1,901,679
Host Hotels & Resorts, Inc.	129,779	1,916,836
Kimco Realty Corp. (b)	74,789	1,214,573
Plum Creek Timber Co., Inc. (b)	29,641	1,083,675
ProLogis, Inc.	84,206	2,407,450
Public Storage	26,088	3,507,792
Simon Property Group, Inc.	53,980	6,960,181
Ventas, Inc.	52,905	2,916,653
Vornado Realty Trust	33,901	2,605,631
Weyerhaeuser Co.	98,574	1,840,377

		38,063,325
Real Estate Management & Development — 0.0%
CB Richard Ellis Group Inc. (a)	59,572	906,686
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc. (b)	97,596	609,975
People’s United Financial, Inc. (b)	66,203	850,708

		1,460,683
Total Financials		280,945,508
Health Care — 11.8%
Biotechnology — 1.2%
Amgen, Inc. (b)	145,744	9,358,222
Biogen Idec, Inc. (a)	44,633	4,911,862
Celgene Corp. (a)	81,566	5,513,862
Gilead Sciences, Inc. (a)	138,012	5,648,831

		25,432,777
Health Care Equipment & Supplies — 1.8%
Baxter International, Inc.	103,603	5,126,277
Becton Dickinson & Co. (b)	39,486	2,950,394
Boston Scientific Corp. (a)	272,264	1,453,890
C.R. Bard, Inc.	15,752	1,346,796
CareFusion Corp. (a)	41,135	1,045,240
Covidien Plc	88,642	3,989,777
DENTSPLY International, Inc. (b)	25,887	905,786
Edwards Lifesciences Corp. (a)	20,963	1,482,084
Intuitive Surgical, Inc. (a)	7,165	3,317,467
Medtronic, Inc.	193,901	7,416,713
St. Jude Medical, Inc.	58,617	2,010,563
Stryker Corp.	59,768	2,971,067
Varian Medical Systems, Inc. (a)	20,686	1,388,651
Zimmer Holdings, Inc. (a)(b)	32,927	1,758,960

		37,163,665

220	See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care (concluded)
Health Care Providers & Services — 2.1%
Aetna, Inc.	66,572	$2,808,673
AmerisourceBergen Corp.	47,474	1,765,558
Cardinal Health, Inc.	63,487	2,578,207
Cigna Corp.	52,456	2,203,152
Coventry Health Care, Inc. (a)	26,479	804,167
DaVita, Inc. (a)	17,165	1,301,279
Express Scripts, Inc. (a)	89,392	3,994,929
Humana, Inc.	30,044	2,632,155
Laboratory Corp. of America Holdings (a)	18,212	1,565,686
McKesson Corp.	45,120	3,515,299
Medco Health Solutions, Inc. (a)	71,136	3,976,502
Patterson Cos., Inc. (b)	16,099	475,243
Quest Diagnostics, Inc.	28,991	1,683,217
Tenet Healthcare Corp. (a)	80,364	412,267
UnitedHealth Group, Inc. (b)	195,862	9,926,286
WellPoint, Inc.	63,916	4,234,435

		43,877,055
Health Care Technology — 0.1%
Cerner Corp. (a)	26,773	1,639,846
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc. (a)	63,803	2,228,639
Life Technologies Corp. (a)	32,750	1,274,302
PerkinElmer, Inc.	20,562	411,240
Thermo Fisher Scientific, Inc. (a)	69,508	3,125,775
Waters Corp. (a)	16,468	1,219,455

		8,259,411
Pharmaceuticals — 6.2%
Abbott Laboratories	286,210	16,093,588
Allergan, Inc.	56,046	4,917,476
Bristol-Myers Squibb Co. (b)	311,336	10,971,481
Eli Lilly & Co. (b)	187,192	7,779,700
Forest Laboratories, Inc. (a)	49,095	1,485,615
Hospira, Inc. (a)	30,177	916,475
Johnson & Johnson	501,727	32,903,257
Merck & Co., Inc.	559,985	21,111,434
Mylan, Inc. (a)	78,379	1,682,013
Perrigo Co. (b)	17,126	1,666,360
Pfizer, Inc.	1,412,293	30,562,021
Watson Pharmaceuticals, Inc. (a)	23,363	1,409,723

		131,499,143
Total Health Care		247,871,897
Industrials — 10.5%
Aerospace & Defense — 2.6%
The Boeing Co.	136,555	10,016,309
General Dynamics Corp.	65,432	4,345,339
Goodrich Corp.	23,010	2,846,337
Honeywell International, Inc.	142,117	7,724,059
L-3 Communications Holdings, Inc.	18,353	1,223,778
Lockheed Martin Corp. (b)	48,752	3,944,037
Northrop Grumman Corp.	48,010	2,807,625
Precision Castparts Corp.	26,493	4,365,781
Raytheon Co. (b)	63,595	3,076,726
Rockwell Collins, Inc. (b)	27,810	1,539,840
Textron, Inc.	50,881	940,790
United Technologies Corp.	166,475	12,167,658

		54,998,279

Common Stocks	Shares	Value
Industrials (continued)
Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	30,169	$2,105,193
Expeditors International of Washington, Inc.	38,965	1,596,007
FedEx Corp. (b)	58,285	4,867,380
United Parcel Service, Inc., Class B	177,296	12,976,294

		21,544,874
Airlines — 0.1%
Southwest Airlines Co. (b)	143,080	1,224,765
Building Products — 0.0%
Masco Corp.	65,371	685,088
Commercial Services & Supplies — 0.4%
Avery Dennison Corp. (b)	19,415	556,822
Cintas Corp.	20,361	708,766
Iron Mountain, Inc.	34,115	1,050,742
Pitney Bowes, Inc. (b)	36,560	677,822
R.R. Donnelley & Sons Co. (b)	34,697	500,678
Republic Services, Inc. (b)	57,852	1,593,823
Stericycle, Inc. (a)	15,643	1,218,903
Waste Management, Inc. (b)	84,586	2,766,808

		9,074,364
Construction & Engineering — 0.2%
Fluor Corp.	31,179	1,566,745
Jacobs Engineering Group, Inc. (a)	23,547	955,537
Quanta Services, Inc. (a)	38,574	830,884

		3,353,166
Electrical Equipment — 0.6%
Cooper Industries Plc, Class A	29,054	1,573,274
Emerson Electric Co.	135,183	6,298,176
Rockwell Automation, Inc. (b)	26,079	1,913,416
Roper Industries, Inc. (b)	17,730	1,540,205

		11,325,071
Industrial Conglomerates — 2.3%
3M Co.	128,766	10,524,045
General Electric Co.	1,939,653	34,739,185
Tyco International Ltd.	84,885	3,964,979

		49,228,209
Machinery — 2.1%
Caterpillar, Inc. (b)	118,804	10,763,642
Cummins, Inc.	35,436	3,119,077
Danaher Corp.	104,670	4,923,677
Deere & Co.	76,053	5,882,700
Dover Corp. (b)	34,065	1,977,473
Eaton Corp.	61,409	2,673,134
Flowserve Corp.	10,209	1,013,958
Illinois Tool Works, Inc. (b)	88,782	4,147,007
Ingersoll-Rand Plc	57,367	1,747,972
Joy Global, Inc.	19,314	1,447,971
PACCAR, Inc. (b)	65,823	2,466,388
Pall Corp.	21,162	1,209,408
Parker Hannifin Corp.	27,762	2,116,853
Snap-on, Inc. (b)	10,749	544,114
Xylem, Inc.	33,809	868,553

		44,901,927

221 See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Industrials (concluded)
Professional Services — 0.1%
The Dun & Bradstreet Corp.	8,900	$665,987
Equifax, Inc.	22,379	866,962
Robert Half International, Inc. (b)	26,211	745,965

		2,278,914
Road & Rail — 0.9%
CSX Corp.	192,920	4,062,895
Norfolk Southern Corp. (b)	61,756	4,499,542
Ryder System, Inc. (b)	9,326	495,584
Union Pacific Corp. (b)	88,756	9,402,811

		18,460,832
Trading Companies & Distributors — 0.2%
Fastenal Co. (b)	54,245	2,365,624
W.W. Grainger, Inc. (b)	11,151	2,087,356

		4,452,980
Total Industrials		221,528,469
Information Technology — 18.9%
Communications Equipment — 2.1%
Cisco Systems, Inc.	987,693	17,857,489
F5 Networks, Inc. (a)	14,607	1,550,095
Harris Corp. (b)	21,243	765,598
JDS Uniphase Corp. (a)	42,587	444,608
Juniper Networks, Inc. (a)	96,659	1,972,810
Motorola Mobility Holdings, Inc. (a)	48,437	1,879,356
Motorola Solutions, Inc.	52,640	2,436,706
QUALCOMM, Inc.	308,832	16,893,110

		43,799,772
Computers & Peripherals — 4.6%
Apple, Inc. (a)	170,756	69,156,180
Dell, Inc. (a)	280,578	4,104,856
EMC Corp. (a)	374,806	8,073,321
Hewlett-Packard Co.	365,068	9,404,152
Lexmark International, Inc., Class A (b)	13,069	432,192
NetApp, Inc. (a)	65,895	2,390,012
SanDisk Corp. (a)	44,156	2,172,917
Western Digital Corp. (a)	42,959	1,329,581

		97,063,211
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	30,459	1,382,534
Corning, Inc.	288,766	3,748,183
FLIR Systems, Inc. (b)	28,593	716,826
Jabil Circuit, Inc. (b)	33,839	665,275
Molex, Inc. (b)	25,077	598,337
TE Connectivity Ltd.	77,994	2,402,995

		9,514,150
Internet Software & Services — 2.0%
Akamai Technologies, Inc. (a)	32,978	1,064,530
eBay, Inc. (a)	211,098	6,402,602
Google, Inc., Class A (a)	46,415	29,979,449
VeriSign, Inc. (b)	29,235	1,044,274
Yahoo!, Inc. (a)	227,897	3,675,979

		42,166,834
IT Services — 3.9%
Accenture Plc, Class A	117,758	6,268,258
Automatic Data Processing, Inc. (b)	89,793	4,849,720
Cognizant Technology Solutions Corp., Class A (a)	55,512	3,569,977

Common Stocks	Shares	Value
Information Technology (concluded)
IT Services (concluded)
Computer Sciences Corp. (b)	28,395	$672,962
Fidelity National Information Services, Inc.	44,581	1,185,409
Fiserv, Inc. (a)	25,886	1,520,544
International Business Machines Corp.	216,542	39,817,743
MasterCard, Inc., Class A	19,588	7,302,798
Paychex, Inc.	59,268	1,784,559
SAIC, Inc. (a)	51,008	626,888
Teradata Corp. (a)	30,763	1,492,313
Total System Services, Inc.	29,631	579,582
Visa, Inc., Class A (b)	93,442	9,487,166
The Western Union Co.	113,772	2,077,477

		81,235,396
Office Electronics — 0.1%
Xerox Corp.	254,883	2,028,869
Semiconductors & Semiconductor Equipment — 2.3%
Advanced Micro Devices, Inc. (a)	108,263	584,620
Altera Corp.	58,961	2,187,453
Analog Devices, Inc.	54,753	1,959,062
Applied Materials, Inc.	239,913	2,569,468
Broadcom Corp., Class A (a)	89,138	2,617,092
First Solar, Inc. (a)(b)	10,949	369,638
Intel Corp.	935,535	22,686,724
KLA-Tencor Corp. (b)	30,628	1,477,801
Linear Technology Corp.	41,799	1,255,224
LSI Corp. (a)	103,078	613,314
Microchip Technology, Inc. (b)	35,126	1,286,666
Micron Technology, Inc. (a)	181,000	1,138,490
Novellus Systems, Inc. (a)	12,279	507,000
NVIDIA Corp. (a)	112,220	1,555,369
Teradyne, Inc. (a)	33,524	456,932
Texas Instruments, Inc.	209,945	6,111,499
Xilinx, Inc. (b)	48,233	1,546,350

		48,922,702
Software — 3.5%
Adobe Systems, Inc. (a)	90,203	2,550,039
Autodesk, Inc. (a)	41,631	1,262,668
BMC Software, Inc. (a)	31,282	1,025,424
CA, Inc.	68,005	1,374,721
Citrix Systems, Inc. (a)	34,271	2,080,935
Electronic Arts, Inc. (a)	60,829	1,253,078
Intuit, Inc.	54,619	2,872,413
Microsoft Corp.	1,375,522	35,708,551
Oracle Corp.	722,928	18,543,103
Red Hat, Inc. (a)	35,439	1,463,276
Salesforce.com, Inc. (a)	24,990	2,535,486
Symantec Corp. (a)	135,459	2,119,933

		72,789,627
Total Information Technology		397,520,561
Materials — 3.5%
Chemicals — 2.2%
Air Products & Chemicals, Inc.	38,672	3,294,468
Airgas, Inc.	12,507	976,547
CF Industries Holdings, Inc.	12,016	1,742,080
The Dow Chemical Co. (b)	217,140	6,244,947
E.I. du Pont de Nemours & Co.	169,754	7,771,338
Eastman Chemical Co.	25,286	987,671
Ecolab, Inc. (b)	55,151	3,188,279
FMC Corp.	12,908	1,110,604

222	See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Materials (concluded)
Chemicals (concluded)
International Flavors & Fragrances, Inc.	14,839	$777,860
Monsanto Co.	98,373	6,892,996
The Mosaic Co.	54,710	2,759,025
PPG Industries, Inc. (b)	28,376	2,369,112
Praxair, Inc.	55,077	5,887,731
The Sherwin-Williams Co.	15,827	1,412,876
Sigma-Aldrich Corp. (b)	22,134	1,382,490

		46,798,024
Construction Materials — 0.1%
Vulcan Materials Co.	23,637	930,116
Containers & Packaging — 0.1%
Ball Corp.	29,796	1,064,015
Bemis Co., Inc.	18,766	564,482
Owens-Illinois, Inc. (a)	30,005	581,497
Sealed Air Corp.	29,944	515,336

		2,725,330
Metals & Mining — 0.9%
Alcoa, Inc.	195,584	1,691,802
Allegheny Technologies, Inc. (b)	19,546	934,299
Cliffs Natural Resources, Inc.	26,281	1,638,620
Freeport-McMoRan Copper & Gold, Inc.	174,164	6,407,493
Newmont Mining Corp.	90,916	5,455,869
Nucor Corp. (b)	58,196	2,302,816
Titanium Metals Corp.	15,393	230,587
United States Steel Corp. (b)	26,285	695,501

		19,356,987
Paper & Forest Products — 0.2%
International Paper Co.	80,314	2,377,295
MeadWestvaco Corp.	31,373	939,621

		3,316,916
Total Materials		73,127,373
Telecommunication Services — 3.1%
Diversified Telecommunication Services — 2.8%
AT&T, Inc. (b)	1,088,757	32,924,012
CenturyLink, Inc.	113,479	4,221,419
Frontier Communications Corp. (b)	182,784	941,337
Verizon Communications, Inc. (b)	520,147	20,868,298
Windstream Corp. (b)	106,960	1,255,710

		60,210,776
Wireless Telecommunication Services — 0.3%
American Tower Corp., Class A	72,214	4,333,562
MetroPCS Communications, Inc. (a)	53,415	463,642
Sprint Nextel Corp. (a)	549,844	1,286,635

		6,083,839
Total Telecommunication Services		66,294,615
Utilities — 3.8%
Electric Utilities — 2.1%
American Electric Power Co., Inc.	88,732	3,665,519
Duke Energy Corp. (b)	244,872	5,387,184
Edison International	59,869	2,478,577
Entergy Corp.	32,362	2,364,044
Exelon Corp.	121,820	5,283,333
FirstEnergy Corp.	76,845	3,404,233
NextEra Energy, Inc.	77,636	4,726,480
Northeast Utilities	32,462	1,170,904
Pepco Holdings, Inc.	41,666	845,820

Common Stocks	Shares	Value
Utilities (concluded)
Electric Utilities (concluded)
Pinnacle West Capital Corp.	20,006	$963,889
PPL Corp.	106,260	3,126,169
Progress Energy, Inc.	54,206	3,036,620
Southern Co. (b)	158,365	7,330,716

		43,783,488
Gas Utilities — 0.1%
AGL Resources, Inc. (b)	21,370	903,096
ONEOK, Inc.	18,926	1,640,695

		2,543,791
Independent Power Producers & Energy Traders — 0.2%
The AES Corp. (a)	118,488	1,402,898
Constellation Energy Group, Inc.	37,042	1,469,456
NRG Energy, Inc. (a)	42,181	764,320

		3,636,674
Multi-Utilities — 1.4%
Ameren Corp.	44,516	1,474,815
Centerpoint Energy, Inc.	78,274	1,572,525
CMS Energy Corp. (b)	46,138	1,018,727
Consolidated Edison, Inc.	53,820	3,338,455
Dominion Resources, Inc.	104,658	5,555,247
DTE Energy Co.	31,103	1,693,558
Integrys Energy Group, Inc.	14,246	771,848
NiSource, Inc. (b)	51,664	1,230,120
PG&E Corp. (b)	74,580	3,074,188
Public Service Enterprise Group, Inc.	92,959	3,068,576
SCANA Corp. (b)	21,132	952,208
Sempra Energy	44,038	2,422,090
TECO Energy, Inc. (b)	39,568	757,331
Wisconsin Energy Corp. (b)	42,501	1,485,835
Xcel Energy, Inc.	89,112	2,463,056

		30,878,579
Total Utilities		80,842,532
Preferred Stocks
Consumer Discretionary — 0.0%
Orchard Supply Hardware Stores Corp., Series A, 0.00% (b)	315	1,184
Total Long-Term Investments (Cost — $1,740,982,192) — 99.2%		2,091,354,194
Short-Term Securities
Money Market Funds — 10.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)(e)	170,771,686	170,771,686
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)(e)	53,764,558	53,764,558

		224,536,244
	Par (000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bill, 0.04%, 3/22/12 (f)(g)	$1,550	1,549,941
Total Short-Term Securities (Cost — $226,086,223) — 10.7%		226,086,185
Total Investments (Cost — $1,967,068,415*) — 109.9%		2,317,440,379
Liabilities in Excess of Other Assets — (9.9)%		(209,124,171)

Net Assets — 100.0%		$2,108,316,208

223 See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,039,291,152

Gross unrealized appreciation	$562,476,334
Gross unrealized depreciation	(284,327,107)

Net unrealized appreciation	$278,149,227

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Shares Purchased		Shares Sold	Shares Held at December 31, 2011	Value at December 31, 2011	Realized Loss	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	350,818,795	—		(180,047,109)[1]	170,771,686	$170,771,686	$—	$530,203
BlackRock Cash Funds: Prime, SL Agency Shares	53,051,433	713,125	[2]	—	53,764,558	$53,764,558	—	$166,200
BlackRock Inc.	—	18,995		(587)	18,408	$3,281,042	$(7,268)	$74,649
PNC Financial Services Group, Inc.	98,114	3,182		(4,630)	96,666	$5,574,728	$(78,804)	$112,887

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

(d)	Represents the current yield as of report date.

(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(g)	Rate shown is the yield to maturity as of the date of purchase.

•

For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
261	S&P 500 INDEX	Chicago	March 2012	$16,346,430	$59,037
•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities.

224	See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2011

For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$2,091,351,826	$1,184	—	$2,091,353,010
Preferred Stocks	—	1,184	—	1,184
Short-Term Securities:
Money Market Funds	224,536,244	—	—	224,536,244
U.S. Treasury Obligations	—	1,549,941	—	1,549,941

Total	$2,315,888,070	$1,552,309	—	$2,317,440,379

	Derivative Financial Instruments[2]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Equity Contracts	$59,037	—	—	$59,037

[1]	See above Schedule of Investments for values in each sector and industry.

[2]	Derivative financial instruments are financial futures contracts. Financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.
225 See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

Assets
Investments at value — unaffiliated (including securities loaned of $206,365,071) (cost — $1,733,484,351)	$2,084,048,365
Investments at value — affiliated (cost — $233,584,064)	233,392,014
Contributions receivable from investors	157,101
Investments sold receivable	334,407
Dividends receivable	3,261,668
Securities lending income receivable — affiliated	32,279
Interest receivable	72

Total assets	2,321,225,906

Liabilities
Collateral on securities loaned at value	212,723,572
Margin variation payable	60,767
Investment advisory fees payable	78,733
Professional fees payable	33,054
Trustees’ fees payable	13,572

Total liabilities	212,909,698

Net Assets	$2,108,316,208

Net Assets Consist of
Investors’ capital	$1,757,885,207
Net unrealized appreciation/depreciation	350,431,001

Net Assets	$2,108,316,208

226	See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

Investment Income
Dividends — unaffiliated	$45,400,452
Dividends — affiliated	187,536
Securities lending — affiliated	657,698
Income — affiliated	38,705
Interest	1,770

Total income	46,286,161

Expenses
Investment advisory	1,086,941
Professional	55,849
Independent Trustees	66,953

Total expenses	1,209,743
Less fees waived by advisor	(122,802)

Total expenses after fees waived	1,086,941

Net investment income	45,199,220

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(27,369,635)
Investments — affiliated	(86,072)
Financial futures contracts	1,361,381

(26,094,326)

Net change in unrealized appreciation/depreciation on:
Investments	26,921,118
Financial futures contracts	(615,457)

26,305,661

Total realized and unrealized gain	211,335

Net Increase in Net Assets Resulting from Operations	$45,410,555

227 See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$45,199,220	$40,499,948
Net realized loss	(26,094,326)	(97,772,658)
Net change in unrealized appreciation/depreciation	26,305,661	343,783,895

Net increase in net assets resulting from operations	45,410,555	286,511,185

Capital Transactions
Proceeds from contributions	195,530,480	253,464,019
Value of withdrawals	(291,341,608)	(430,320,410)

Net decrease in net assets derived from capital transactions	(95,811,128)	(176,856,391)

Net Assets
Total increase (decrease) in net assets	(50,400,573)	109,654,794
Beginning of year	2,158,716,781	2,049,061,987

End of year	$2,108,316,208	$2,158,716,781

228	See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year ended December 31,
	2011	2010	2009	2008	2007
Total Investment Return
Total investment return	2.13%	15.06%	26.63%	(36.86)%	5.54%

Ratios to Average Net Assets
Total expenses	0.06%	0.05%	0.05%	0.05%	0.05%

Total expenses after fees waived	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	2.08%	2.01%	2.35%	2.32%	1.98%

Supplemental Data
Net assets, end of year (000)	$2,108,316	$2,158,717	$2,049,062	$1,690,980	$2,920,748

Portfolio turnover[1]	5%	9%	5%	8%	7%

[1]	Portfolio turnover rates include in-kind transactions, if any.
229 See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies:

S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Preferred Stock: The Master Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of

S&P 500 STOCK MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, a Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between

S&P 500 STOCK MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2011
Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity Contracts	Net unrealized appreciation/depreciation*	$59,037

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2011
	Net Realized Gain From Financial Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation on Financial Futures Contracts
Equity Contracts:	$1,361,381	$(615,457)

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	244
Average notional value of contracts purchased	$15,517,276

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2012. The amount of the waivers, if any, are shown as fees waived in the Statement of Operations.

MIP entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BTC is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Institutional Trust Company (BTC), an affiliate of BFA, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The share of income earned by the Master Portfolio on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended December 31, 2011, BTC received $ 268,233 in securities lending agent fees related to securities lending activities for the Master Portfolio.

S&P 500 STOCK MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Concluded)

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments excluding short-term securities for the year ended December 31, 2011, were $108,528,939 and $148,812,436, respectively.

5. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

S&P 500 STOCK MASTER PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the S&P 500 Stock Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

MASTER INVESTMENT PORTFOLIO

MASTER PORTFOLIO INFORMATION

as of December 31, 2011

LifePath Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	61%
Equity Funds	38
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies
CoreAlpha Bond Master Portfolio	52%
Active Stock Master Portfolio	22
iShares Barclays TIPS Bond Fund	9
iShares MSCI EAFE Index Fund	7
Master Small Cap Index Series	4
iShares MSCI Emerging Markets Index Fund	3
BlackRock Cash Funds: Institutional, SL Agency Shares	1
iShares MSCI Canada Index Fund	1
iShares MSCI EAFE Small Cap Index Fund	1

LifePath 2020 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	53%
Fixed Income Funds	42
Short-Term Securities	5

Portfolio Holdings	Percent of Affiliated Investment Companies
CoreAlpha Bond Master Portfolio	36%
Active Stock Master Portfolio	31
iShares MSCI EAFE Index Fund	9
iShares Barclays TIPS Bond Fund	6
BlackRock Cash Funds:
Institutional, SL Agency Shares	4
Master Small Cap Index Series	4
iShares MSCI Emerging Markets Index Fund	4
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2
iShares Cohen & Steers Realty Majors Index Fund	1
BlackRock Cash Funds:
Prime, SL Agency Shares	1
iShares MSCI Canada Index Fund	1
iShares MSCI EAFE Small Cap Index Fund	1

LifePath 2030 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	69%
Fixed Income Funds	27
Short-Term Securities	4

Portfolio Holdings	Percent of Affiliated Investment Companies
Active Stock Master Portfolio	40%
CoreAlpha Bond Master Portfolio	23
iShares MSCI EAFE Index Fund	12
iShares Barclays TIPS Bond Fund	4
iShares MSCI Emerging Markets Index Fund	4
BlackRock Cash Funds: Institutional, SL Agency Shares	3
iShares Cohen & Steers Realty Majors Index Fund	3
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	3
Master Small Cap Index Series	3
iShares MSCI Canada Index Fund	2
iShares MSCI EAFE Small Cap Index Fund	2
BlackRock Cash Funds: Prime, SL Agency Shares	1

The Portfolio allocation and holdings listed above are current as of the report date. However, the Portfolios are regularly monitored and their composition may vary throughout various periods.

MASTER INVESTMENT PORTFOLIO

MASTER PORTFOLIO INFORMATION (Continued)

as of December 31, 2011

LifePath 2040 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	82%
Fixed Income Funds	14
Short-Term Securities	4

Portfolio Holdings	Percent of Affiliated Investment Companies
Active Stock Master Portfolio	48%
iShares MSCI EAFE Index Fund	14
CoreAlpha Bond Master Portfolio	13
iShares MSCI Emerging Markets Index Fund	5
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	4
iShares Cohen & Steers Realty Majors Index Fund	4
BlackRock Cash Funds: Institutional, SL Agency Shares	3
Master Small Cap Index Series	3
iShares MSCI Canada Index Fund	2
iShares MSCI EAFE Small Cap Index Fund	2
iShares Barclays TIPS Bond Fund	1
BlackRock Cash Funds: Prime, SL Agency Shares	1

LifePath 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	91%
Short-Term Securities	5
Fixed Income Funds	4

Portfolio Holdings	Percent of Affiliated Investment Companies
Active Stock Master Portfolio	53%
iShares MSCI EAFE Index Fund	15
iShares MSCI Emerging Markets Index Fund	6
iShares Cohen & Steers Realty Majors Index Fund	5
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	5
CoreAlpha Bond Master Portfolio	4
BlackRock Cash Funds: Institutional, SL Agency Shares	4
iShares MSCI Canada Index Fund	2
iShares MSCI EAFE Small Cap Index Fund	2
Master Small Cap Index Series	2
ACWI ex-US Index Master Portfolio	1
BlackRock Cash Funds: Prime, SL Agency Shares	1

The Portfolio allocation and holdings listed above are current as of the report date. However, the Portfolios are regularly monitored and their composition may vary throughout various periods.

MASTER INVESTMENT PORTFOLIO

MASTER PORTFOLIO INFORMATION (Concluded)

as of December 31, 2011

Active Stock Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
Exxon Mobil Corp.	3%
Apple, Inc.	3
Microsoft Corp.	3
JPMorgan Chase & Co.	2
Pfizer, Inc.	2
Wells Fargo & Co.	2
Chevron Corp.	1
Verizon Communications, Inc.	1
Philip Morris International, Inc.	1
Merck & Co., Inc.	1

Sector Allocation	Percent of Long-Term Investments
Information Technology	19%
Health Care	13
Consumer Discretionary	13
Energy	12
Financials	12
Industrials	11
Consumer Staples	10
Materials	4
Utilities	3
Telecommunication Services	3

For Active Stock Master Portfolio compliance purposes, the Active Stock Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Active Stock Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CoreAlpha Bond Master Portfolio

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	51%
Corporate Bonds	22
U.S. Treasury Obligations	16
Asset-Backed Securities	6
Non-Agency Mortgage-Backed Securities	3
Foreign Agency Obligations	1
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	69%
AA/Aa	5
A	11
BBB/Baa	12
BB/Ba	2
B	1

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service.
[2]	Includes US Government Sponsored Agency Securities which were deemed AAA/Aaa by the investment advisor.

The Portfolio allocation and holdings listed above are current as of the report date. However, the Portfolios are regularly monitored and their composition may vary throughout various periods.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2011

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 37.6%
Active Stock Master Portfolio	$298,043,934	$298,043,934
ACWI ex-US Index Master Portfolio	$5,548,263	5,548,263
iShares Cohen & Steers Realty Majors Index Fund (b)	19,438	1,364,936
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	59,926	1,513,132
iShares MSCI Canada Index Fund	520,174	13,836,628
iShares MSCI EAFE Index Fund (b)	1,903,131	94,262,079
iShares MSCI EAFE Small Cap Index Fund	354,938	12,337,645
iShares MSCI Emerging Markets Index Fund (b)	939,069	35,628,278
Master Small Cap Index Series	$59,483,717	59,483,717

		522,018,612
Fixed Income Funds — 61.3%
CoreAlpha Bond Master Portfolio	$725,793,169	725,793,169
iShares Barclays TIPS Bond Fund (b)	1,059,111	123,587,662

		849,380,831

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)	19,603,098	$19,603,098
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)	5,266,000	5,266,000

		24,869,098
Total Affiliated Investment Companies (Cost — $1,335,228,205*) — 100.7%		1,396,268,541
Liabilities in Excess of Other Assets — (0.7)%		(9,235,992)

Net Assets — 100.0%		$1,387,032,549

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$1,337,550,173

Gross unrealized appreciation	$65,435,441
Gross unrealized depreciation	(6,717,073)

Net unrealized appreciation	$58,718,368

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$272,611,476	$25,432,458	[1]	—	$298,043,934	$298,043,934	$22,428,246	$5,383,629
ACWI ex-US Index Master Portfolio	—	$5,548,263	[1]	—	$5,548,263	$5,548,263	$85,672	$18,386
BlackRock Cash Funds: Institutional, SL Agency Shares	75,437,346	—		(55,834,248)[2]	19,603,098	$19,603,098	—	$204,623
BlackRock Cash Funds: Prime, SL Agency Shares	11,685,473	—		(6,419,473)[2]	5,266,000	$5,266,000	—	$67,381
CoreAlpha Bond Master Portfolio	$711,674,200	$14,118,969	[1]	—	$725,793,169	$725,793,169	$23,465,567	$25,344,759
iShares Barclays TIPS Bond Fund	1,104,097	46,057		(91,043)	1,059,111	$123,587,662	$674,579	$5,379,893
iShares Cohen & Steers Realty Majors Index Fund	71,293	7,507		(59,362)	19,438	$1,364,936	$1,361,719	$133,951
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	211,940	43,962		(195,976)	59,926	$1,513,132	$1,181,996	$255,601
iShares MSCI Canada Index Fund	402,132	123,033		(4,991)	520,174	$13,836,628	$(7,114)	$248,911
iShares MSCI EAFE Index Fund	1,493,685	576,229		(166,783)	1,903,131	$94,262,079	$132,261	$2,850,197
iShares MSCI EAFE Small Cap Index Fund	273,404	81,534		—	354,938	$12,337,645	—	$366,645
iShares MSCI Emerging Markets Index Fund	740,724	258,673		(60,328)	939,069	$35,628,278	$(536,765)	$683,110
iShares S&P MidCap 400 Index Fund	761,894	—		(761,894)	—	—	$25,915,728	$322,015
iShares S&P SmallCap 600 Index Fund	415,539	12,376		(427,915)	—	—	$10,424,571	$109,696
Master Small Cap Index Series	—	$59,483,717	[1]	—	$59,483,717	$59,483,717	$(1,699,687)	$457,887

[1]	Represents net shares/beneficial interest purchased.
[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For

238	See Notes to Financial Statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2011

information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$307,399,458	$1,088,869,083	—	$1,396,268,541

239 See Notes to Financial Statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2011

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 54.8%
Active Stock Master Portfolio	$748,693,513	$748,693,513
ACWI ex-US Index Master Portfolio	$5,969,722	5,969,722
iShares Cohen & Steers Realty Majors Index Fund (b)	513,326	36,045,752
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	1,583,649	39,987,137
iShares MSCI Canada Index Fund (b)	1,190,355	31,663,443
iShares MSCI EAFE Index Fund (b)	4,619,681	228,812,800
iShares MSCI EAFE Small Cap Index Fund	848,248	29,485,101
iShares MSCI Emerging Markets Index Fund (b)	2,251,118	85,407,417
Master Small Cap Index Series	$86,267,134	86,267,134

		1,292,332,019
Fixed Income Funds — 43.2%
CoreAlpha Bond Master Portfolio	$877,647,887	877,647,887
iShares Barclays TIPS Bond Fund	1,219,031	142,248,728

		1,019,896,615

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 5.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)	101,724,838	$101,724,838
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)	32,812,403	32,812,403

		134,537,241
Total Affiliated Investment Companies (Cost — $2,357,957,579*) — 103.7%		2,446,765,875
Liabilities in Excess of Other Assets — (3.7)%		(88,183,191)

Net Assets — 100.0%		$2,358,582,684

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$2,377,222,558

Gross unrealized appreciation	$103,886,437
Gross unrealized depreciation	(34,343,120)

Net unrealized appreciation	$69,543,317

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2010	Shares/Beneficial Interest Purchased		Shares/Beneficial Interest Sold	Shares/Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$724,236,224	$24,457,289	[1]	—	$748,693,513	$748,693,513	$58,838,672	$14,166,619
ACWI ex-US Index Master Portfolio	—	$5,969,722	[1]	—	$5,969,722	$5,969,722	$87,730	$19,167
BlackRock Cash Funds: Institutional, SL Agency Shares	181,776,362	—		(80,051,524)[2]	101,724,838	$101,724,838	—	$467,011
BlackRock Cash Funds: Prime, SL Agency Shares	28,477,459	4,334,944	[1]	—	32,812,403	$32,812,403	—	$154,523
CoreAlpha Bond Master Portfolio	$819,101,109	$58,546,778	[1]	—	$877,647,887	$877,647,887	$25,827,939	$30,332,653
iShares Barclays TIPS Bond Fund	1,198,837	111,814		(91,620)	1,219,031	$142,248,728	$574,348	$6,162,563
iShares Cohen & Steers Realty Majors Index Fund	523,257	8,750		(18,681)	513,326	$36,045,752	$(90,746)	$1,080,344
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	1,606,198	58,027		(80,576)	1,583,649	$39,987,137	$(710,751)	$1,763,041
iShares MSCI Canada Index Fund	978,834	211,521		—	1,190,355	$31,663,443	—	$635,392
iShares MSCI EAFE Index Fund	3,855,084	1,269,269		(504,672)	4,619,681	$228,812,800	$739,192	$7,184,715
iShares MSCI EAFE Small Cap Index Fund	727,889	120,359		—	848,248	$29,485,101	—	$919,980
iShares MSCI Emerging Markets Index Fund	1,894,873	452,770		(96,525)	2,251,118	$85,407,417	$(858,826)	$1,718,309
iShares S&P MidCap 400 Index Fund	1,417,544	40,265		(1,457,809)	—	—	$42,186,667	$643,284
iShares S&P SmallCap 600 Index Fund	782,366	62,304		(844,670)	—	—	$18,156,605	$218,254
Master Small Cap Index Series	—	$86,267,134	[1]	—	$86,267,134	$86,267,134	$(2,781,389)	$685,895

[1]	Represents net shares/beneficial interest purchased.
[2]	Represents net shares sold.
240	See Notes to Financial Statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2011

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$728,187,619	$1,718,578,256	—	$2,446,765,875

241 See Notes to Financial Statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2011

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 70.4%
Active Stock Master Portfolio	$828,107,242	$828,107,242
ACWI ex-US Index Master Portfolio	$6,940,554	6,940,554
iShares Cohen & Steers Realty Majors Index Fund (b)	779,965	54,769,142
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	2,439,821	61,605,480
iShares MSCI Canada Index Fund (b)	1,299,183	34,558,268
iShares MSCI EAFE Index Fund	4,939,362	244,646,600
iShares MSCI EAFE Small Cap Index Fund	909,785	31,624,127
iShares MSCI Emerging Markets Index Fund (b)	2,471,377	93,764,043
Master Small Cap Index Series	$62,185,765	62,185,765

		1,418,201,221
Fixed Income Funds — 27.8%
CoreAlpha Bond Master Portfolio	$483,730,118	483,730,118
iShares Barclays TIPS Bond Fund	647,298	75,533,204

		559,263,322

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 3.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)	57,414,496	$57,414,496
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)	18,184,839	18,184,839

		75,599,335
Total Affiliated Investment Companies (Cost — $1,997,050,211*) — 101.9%		2,053,063,878
Liabilities in Excess of Other Assets — (1.9)%		(38,953,006)

Net Assets — 100.0%		$2,014,110,872

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$2,023,820,706

Gross unrealized appreciation	$74,530,049
Gross unrealized depreciation	(45,286,877)

Net unrealized appreciation	$29,243,172

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2010	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$767,320,441	$60,786,801	[1]	—	$828,107,242	$828,107,242	$58,733,652	$15,638,810
ACWI ex-US Index Master Portfolio	—	$6,940,554	[1]	—	$6,940,554	$6,940,554	$72,835	$16,212
BlackRock Cash Funds: Institutional, SL Agency Shares	154,257,212	—		(96,842,716)[2]	57,414,496	$57,414,496	—	$467,638
BlackRock Cash Funds: Prime, SL Agency Shares	24,170,906	—		(5,986,067)[2]	18,184,839	$18,184,839	—	$154,786
CoreAlpha Bond Master Portfolio	$439,888,230	$43,841,888	[1]	—	$483,730,118	$483,730,118	$13,492,269	$16,445,047
iShares Barclays TIPS Bond Fund	554,791	99,927		(7,420)	647,298	$75,533,204	$24,958	$3,084,438
iShares Cohen & Steers Realty Majors Index Fund	680,971	114,140		(15,146)	779,965	$54,769,142	$(131,526)	$1,535,135
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2,128,614	323,981		(12,774)	2,439,821	$61,605,480	$(63,857)	$2,435,415
iShares MSCI Canada Index Fund	1,040,900	258,283		—	1,299,183	$34,558,268	—	$685,085
iShares MSCI EAFE Index Fund	4,085,815	1,150,030		(296,483)	4,939,362	$244,646,600	$(2,614,136)	$7,815,863
iShares MSCI EAFE Small Cap Index Fund	772,751	137,034		—	909,785	$31,624,127	—	$979,136
iShares MSCI Emerging Markets Index Fund	2,015,244	567,137		(111,004)	2,471,377	$93,764,043	$(987,653)	$1,875,872
iShares S&P MidCap 400 Index Fund	1,267,897	63,261		(1,331,158)	—	—	$35,131,638	$608,602
iShares S&P SmallCap 600 Index Fund	697,237	57,617		(754,854)	—	—	$15,120,201	$201,925
Master Small Cap Index Series	—	$62,185,765	[1]	—	$62,185,765	$62,185,765	$(2,137,291)	$511,138

[1]	Represents net shares/beneficial interest purchased.
[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For

242	See Notes to Financial Statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2011

information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$672,100,199	$1,380,963,679	—	$2,053,063,878

243 See Notes to Financial Statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2011

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 83.0%
Active Stock Master Portfolio	$736,182,388	$736,182,388
ACWI ex-US Index Master Portfolio	$6,288,397	6,288,397
iShares Cohen & Steers Realty Majors Index Fund (b)	795,460	55,857,201
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	2,481,690	62,662,673
iShares MSCI Canada Index Fund	1,113,860	29,628,676
iShares MSCI EAFE Index Fund (b)	4,317,966	213,868,856
iShares MSCI EAFE Small Cap Index Fund	796,836	27,698,019
iShares MSCI Emerging Markets Index Fund (b)	2,136,980	81,077,021
Master Small Cap Index Series	$40,190,017	40,190,017

		1,253,453,248
Fixed Income Funds — 14.9%
CoreAlpha Bond Master Portfolio	$203,336,372	203,336,372
iShares Barclays TIPS Bond Fund	180,235	21,031,622

		224,367,994

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 4.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)	46,040,413	$46,040,413
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)	14,394,378	14,394,378
		60,434,791
Total Affiliated Investment Companies (Cost — $1,511,481,921*) — 101.9%		1,538,256,033
Liabilities in Excess of Other Assets — (1.9)%		(28,499,769)

Net Assets — 100.0%		$1,509,756,264

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$1,539,444,450

Gross unrealized appreciation	$51,176,089
Gross unrealized depreciation	(52,364,506)

Net unrealized appreciation	$(1,188,417)

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2010	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$687,896,852	$48,285,536	[1]	—	$736,182,388	$736,182,388	$51,290,024	$14,082,805
ACWI ex-US Index Master Portfolio	—	$6,288,397	[1]	—	$6,288,397	$6,288,397	$102,112	$20,389
BlackRock Cash Funds: Institutional, SL Agency Shares	139,976,764	—		(93,936,351)[2]	46,040,413	$46,040,413	—	$421,479
BlackRock Cash Funds: Prime, SL Agency Shares	22,015,363	—		(7,620,985)[2]	14,394,378	$14,394,378	—	$139,997
CoreAlpha Bond Master Portfolio	$177,729,200	$25,607,172	[1]	—	$203,336,372	$203,336,372	$5,430,201	$6,731,532
iShares Barclays TIPS Bond Fund	150,344	29,891		—	180,235	$21,031,622	—	$854,220
iShares Cohen & Steers Realty Majors Index Fund	693,309	124,169		(22,018)	795,460	$55,857,201	$(222,200)	$1,545,148
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2,156,480	353,525		(28,315)	2,481,690	$62,662,673	$(141,547)	$2,448,622
iShares MSCI Canada Index Fund	949,552	164,308		—	1,113,860	$29,628,676	—	$593,663
iShares MSCI EAFE Index Fund	3,659,166	847,167		(188,367)	4,317,966	$213,868,856	$(2,977,879)	$6,963,794
iShares MSCI EAFE Small Cap Index Fund	687,000	122,228		(12,392)	796,836	$27,698,019	$(6,411)	$869,521
iShares MSCI Emerging Markets Index Fund	1,807,304	429,319		(99,643)	2,136,980	$81,077,021	$(601,975)	$1,639,479
iShares S&P MidCap 400 Index Fund	1,012,776	116,124		(1,128,900)	—	—	$27,835,692	$503,476
iShares S&P SmallCap 600 Index Fund	549,842	94,804		(644,646)	—	—	$11,698,883	$168,904
Master Small Cap Index Series	—	$40,190,017	[1]	—	$40,190,017	$40,190,017	$(1,446,699)	$342,282

[1]	Represents net shares/beneficial interest purchased.
[2]	Represents net shares sold.
244	See Notes to Financial Statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2011

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$552,258,859	$985,997,174	—	$1,538,256,033

245 See Notes to Financial Statements.

LIFEPATH 2050 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2011

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 91.4%
Active Stock Master Portfolio	$96,212,649	$96,212,649
ACWI ex-US Index Master Portfolio	$2,165,187	2,165,187
iShares Cohen & Steers Realty Majors Index Fund	116,706	8,195,095
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	358,521	9,052,655
iShares MSCI Canada Index Fund (b)	147,564	3,925,202
iShares MSCI EAFE Index Fund (b)	541,724	26,831,590
iShares MSCI EAFE Small Cap Index Fund	109,510	3,806,568
iShares MSCI Emerging Markets Index Fund	274,352	10,408,915
Master Small Cap Index Series	$3,997,168	3,997,168

		164,595,029
Fixed Income Funds — 4.0%
CoreAlpha Bond Master Portfolio	$7,200,788	7,200,788

		7,200,788

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 4.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)	6,374,294	$6,374,294
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)	1,943,189	1,943,189

		8,317,483
Total Affiliated Investment Companies (Cost — $180,980,037*) — 100.0%		180,113,300
Liabilities in Excess of Other Assets — (0.0)%		(26,522)

Net Assets — 100.0%		$180,086,778

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$181,861,372

Gross unrealized appreciation	$3,537,943
Gross unrealized depreciation	(5,286,015)

Net unrealized appreciation	$(1,748,072)

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Interest Income
Active Stock Master Portfolio	$61,094,483	$35,118,166	[1]	—	$96,212,649	$96,212,649	$3,088,398	$1,629,052
ACWI ex-US Index Master Portfolio	—	$2,165,187	[1]	—	$2,165,187	$2,165,187	$4,198	$5,004
BlackRock Cash Funds: Institutional, SL Agency Shares	11,027,847	—		(4,653,553)[2]	6,374,294	$6,374,294	—	$41,609
BlackRock Cash Funds: Prime, SL Agency Shares	1,709,851	233,338	[1]	—	1,943,189	$1,943,189	—	$13,579
CoreAlpha Bond Master Portfolio	$2,094,794	$5,105,994	[1]	—	$7,200,788	$7,200,788	$51,933	$139,529
iShares Cohen & Steers Realty Majors Index Fund	67,805	51,763		(2,862)	116,706	$8,195,095	$12,952	$203,859
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	211,207	153,316		(6,002)	358,521	$9,052,655	$(43,287)	$296,604
iShares MSCI Canada Index Fund	85,268	68,736		(6,440)	147,564	$3,925,202	$(25,329)	$76,712
iShares MSCI EAFE Index Fund	326,243	240,053		(24,572)	541,724	$26,831,590	$(210,549)	$825,763
iShares MSCI EAFE Small Cap Index Fund	62,233	50,790		(3,513)	109,510	$3,806,568	$(23,685)	$109,727
iShares MSCI Emerging Markets Index Fund	160,758	125,064		(11,470)	274,352	$10,408,915	$(102,045)	$200,925
iShares S&P MidCap 400 Index Fund	86,290	40,925		(127,215)	—	—	$2,131,959	$52,811
iShares S&P SmallCap 600 Index Fund	47,346	24,960		(72,306)	—	—	$912,548	$17,733
Master Small Cap Index Series	—	$3,997,168	[1]	—	$3,997,168	$3,997,168	$(181,017)	$38,311

[1]	Represents net shares/beneficial interest purchased.
[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For

246	See Notes to Financial Statements.

LIFEPATH 2050 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2011

information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$70,537,508	$109,575,792	—	$180,113,300

247 See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2011

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Discretionary — 13.0%
Auto Components — 0.5%
BorgWarner, Inc. (a)	30,800	$1,963,191
Federal-Mogul Corp. (a)	6,131	90,432
Johnson Controls, Inc.	225,300	7,042,878
Lear Corp.	12,139	483,132
TRW Automotive Holdings Corp. (a)	21,310	694,706
WABCO Holdings, Inc. (a)	54,779	2,377,409

		12,651,748
Automobiles — 0.3%
General Motors Co. (a)	102,479	2,077,249
Harley-Davidson, Inc.	52,000	2,021,240
Tesla Motors, Inc. (a)	113,700	3,247,272

		7,345,761
Diversified Consumer Services — 0.8%
Apollo Group, Inc., Class A (a)	270,765	14,586,111
Career Education Corp. (a)	10,620	84,641
ITT Educational Services, Inc. (a)(b)	70,363	4,002,951
Weight Watchers International, Inc.	76,000	4,180,760

		22,854,463
Hotels, Restaurants & Leisure — 1.8%
Chipotle Mexican Grill, Inc. (a)	9,502	3,209,205
International Game Technology	286,000	4,919,201
Las Vegas Sands Corp. (a)	144,200	6,161,666
Marriott Vacations Worldwide Corp. (a)	1,747	29,979
McDonald’s Corp.	202,838	20,350,737
Penn National Gaming, Inc. (a)	56,961	2,168,505
Starbucks Corp.	138,800	6,386,188
Starwood Hotels & Resorts Worldwide, Inc.	2	96
Wynn Resorts Ltd. (b)	40,802	4,508,213

		47,733,790
Household Durables — 0.8%
Garmin Ltd.	113,000	4,498,530
NVR, Inc. (a)	4,466	3,063,676
Stanley Black & Decker, Inc.	80,900	5,468,840
Tempur-Pedic International, Inc. (a)	88,936	4,671,808
Tupperware Brands Corp.	70,003	3,918,068

		21,620,922
Internet & Catalog Retail — 0.7%
Amazon.com, Inc. (a)	62,400	10,801,440
Expedia, Inc.	84,000	2,437,680
NetFlix, Inc. (a)	2,337	161,931
priceline.com, Inc. (a)	8,112	3,794,063
TripAdvisor, Inc. (a)	84,000	2,117,640

		19,312,754
Leisure Equipment & Products — 0.4%
Hasbro, Inc. (b)	13,526	431,344
Mattel, Inc.	105,604	2,931,567
Polaris Industries, Inc. (b)	121,486	6,800,786

		10,163,697
Media — 3.7%
Cablevision Systems Corp. (b)	129,434	1,840,551
CBS Corp., Class B	174,000	4,722,360
Comcast Corp, Class A	823,950	19,448,450
DIRECTV, Class A (a)	234,143	10,011,955
DISH Network Corp.	165,000	4,699,200
Interpublic Group of Cos., Inc.	488,000	4,748,240

Common Stocks	Shares	Value
Consumer Discretionary (concluded)
Media (concluded)
John Wiley & Sons, Inc., Class A	93,000	$4,129,200
Liberty Media Corp. — Liberty Capital (a)(b)	5,259	410,465
The McGraw-Hill Cos., Inc.	53,330	2,398,250
Scripps Networks Interactive, Inc., Class A (b)	110,259	4,677,187
Time Warner Cable, Inc. (b)	121,082	7,697,183
Time Warner, Inc.	308,100	11,134,734
Viacom, Inc., Class B	357,788	16,247,153
The Walt Disney Co.	185,300	6,948,750
The Washington Post Co., Class B (b)	3,693	1,391,559

		100,505,237
Multiline Retail — 0.5%
Dollar Tree, Inc. (a)	59,275	4,926,345
Family Dollar Stores, Inc.	5,202	299,947
J.C. Penney Co., Inc.	3	106
Macy’s, Inc.	146,000	4,698,280
Nordstrom, Inc.	97,000	4,821,870

		14,746,548
Specialty Retail — 2.3%
AutoZone, Inc. (a)	29,700	9,651,609
Bed Bath & Beyond, Inc. (a)	112,414	6,516,640
Best Buy Co., Inc. (b)	32,939	769,784
Chico’s FAS, Inc.	307,000	3,419,980
The Home Depot, Inc.	339,200	14,259,968
Limited Brands, Inc.	174,900	7,057,215
PetSmart, Inc.	102,000	5,231,580
Ross Stores, Inc. (b)	102,996	4,895,400
Signet Jewelers Ltd. (b)	35,885	1,577,505
Tiffany & Co.	71,200	4,717,712
Williams-Sonoma, Inc.	119,000	4,581,500

		62,678,893
Textiles, Apparel & Luxury Goods — 1.2%
Coach, Inc.	250,519	15,291,680
Michael Kors Holdings Ltd. (a)	26,600	724,850
NIKE, Inc., Class B	41,145	3,965,143
PVH Corp.	64,000	4,511,360
Ralph Lauren Corp. (b)	897	123,858
VF Corp.	57,500	7,301,925

		31,918,816
Total Consumer Discretionary		351,532,629
Consumer Staples — 10.3%
Beverages — 1.9%
Brown-Forman Corp., Class B (b)	16,214	1,305,389
The Coca-Cola Co. (b)	347,681	24,327,240
Coca-Cola Enterprises, Inc.	190,000	4,898,200
Dr Pepper Snapple Group, Inc.	173,413	6,846,345
Monster Beverage Corp.	50,421	4,645,791
PepsiCo, Inc.	154,100	10,224,535

		52,247,500
Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	13,688	1,140,484
CVS Caremark Corp.	57,699	2,352,965
The Kroger Co.	654,700	15,856,834
Wal-Mart Stores, Inc.	239,386	14,305,707
Walgreen Co. (b)	119,492	3,950,406
Whole Foods Market, Inc. (b)	69,141	4,810,831

		42,417,227

248	See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Staples (concluded)
Food Products — 3.0%
Archer Daniels Midland Co.	414,700	$11,860,420
Campbell Soup Co.	144,000	4,786,560
ConAgra Foods, Inc.	180,000	4,752,000
General Mills, Inc.	203,000	8,203,230
Green Mountain Coffee Roasters, Inc. (a)	21,300	955,305
H.J. Heinz Co.	71,200	3,847,648
The Hershey Co.	79,807	4,930,476
The J.M. Smucker Co.	19,517	1,525,644
Kraft Foods, Inc., Class A	137,400	5,133,264
Mead Johnson Nutrition Co.	119,303	8,199,695
Ralcorp Holdings, Inc. (a)	2,345	200,498
Tyson Foods, Inc., Class A	37,929	782,855
Unilever NV	735,400	25,275,698

		80,453,293
Household Products — 1.7%
The Clorox Co. (b)	5,681	378,127
Colgate-Palmolive Co.	35,493	3,279,198
Kimberly-Clark Corp.	195,500	14,380,980
The Procter & Gamble Co.	428,212	28,566,023

		46,604,328
Personal Products — 0.3%
Herbalife Ltd.	184,835	9,550,424
Tobacco — 1.8%
Altria Group, Inc.	114,600	3,397,890
Lorillard, Inc. (b)	92,066	10,495,524
Philip Morris International, Inc.	453,004	35,551,754

		49,445,168
Total Consumer Staples		280,717,940
Energy — 11.6%
Energy Equipment & Services — 2.4%
Baker Hughes, Inc.	2,900	141,056
Ensco International Plc	223,500	10,486,620
Exterran Holdings, Inc. (a)	52,541	478,123
Halliburton Co.	439,371	15,162,693
McDermott International, Inc. (a)	121,202	1,395,035
National Oilwell Varco, Inc.	73,200	4,976,868
Noble Corp. (a)	503,300	15,209,726
Oil States International, Inc. (a)	27,013	2,062,983
Schlumberger Ltd.	193,854	13,242,167
SEACOR Holdings, Inc. (a)(b)	15,804	1,405,924

		64,561,195
Oil, Gas & Consumable Fuels — 9.2%
Alpha Natural Resources, Inc. (a)	150,488	3,074,470
Anadarko Petroleum Corp.	116,500	8,892,445
Apache Corp.	23,902	2,165,043
Chevron Corp. (b)	356,556	37,937,558
ConocoPhillips	218,870	15,949,057
CONSOL Energy, Inc.	19,700	722,990
Devon Energy Corp.	352,631	21,863,122
El Paso Corp.	32,818	871,974
EQT Corp.	78,200	4,284,578
Exxon Mobil Corp. (b)	986,091	83,581,073
Hess Corp.	29,600	1,681,280
HollyFrontier Corp.	265,250	6,206,850
Kinder Morgan, Inc.	35,500	1,142,035
Kosmos Energy Ltd. (a)(b)	7,635	93,605
Marathon Oil Corp.	532,400	15,583,348

Common Stocks	Shares	Value
Energy (concluded)
Oil, Gas & Consumable Fuels (concluded)
Marathon Petroleum Corp. (b)	159,014	$5,293,576
Murphy Oil Corp.	77,200	4,303,128
Occidental Petroleum Corp.	64,200	6,015,540
Peabody Energy Corp.	268,400	8,886,724
QEP Resources, Inc.	6,772	198,420
Range Resources Corp.	125,000	7,742,500
Southern Union Co.	5,313	223,730
Spectra Energy Corp.	98,100	3,016,575
Total SA	183,700	9,388,907
Valero Energy Corp.	107,754	2,268,222

		251,386,750
Total Energy		315,947,945
Financials — 11.5%
Capital Markets — 0.6%
Ameriprise Financial, Inc. (b)	99,785	4,953,327
The Bank of New York Mellon Corp.	56,406	1,123,043
E*Trade Financial Corp. (a)	5,936	47,251
Franklin Resources, Inc.	17,262	1,658,188
The Goldman Sachs Group, Inc.	15,331	1,386,382
Jefferies Group, Inc.	273,200	3,756,500
Morgan Stanley	232,900	3,523,777

		16,448,468
Commercial Banks — 2.8%
Associated Banc-Corp.	8,955	100,027
BOK Financial Corp. (b)	2,082	114,364
City National Corp. (b)	57,345	2,533,502
First Citizens Bancshares, Inc., Class A	2,736	478,773
First Republic Bank (a)	46,248	1,415,651
Huntington Bancshares, Inc.	9,553	52,446
M&T Bank Corp.	41,415	3,161,621
Regions Financial Corp.	344,654	1,482,012
SunTrust Banks, Inc.	156,432	2,768,847
SVB Financial Group (a)	2,938	140,113
U.S. Bancorp	726,500	19,651,825
Wells Fargo & Co.	1,566,992	43,186,300

		75,085,481
Consumer Finance — 0.5%
American Express Co.	127,900	6,033,043
Capital One Financial Corp.	85,979	3,636,052
Discover Financial Services	184,004	4,416,096

		14,085,191
Diversified Financial Services — 2.9%
Bank of America Corp.	379,993	2,112,761
Citigroup, Inc.	725,603	19,090,615
CME Group, Inc.	13,430	3,272,488
JPMorgan Chase & Co.	1,419,213	47,188,832
Moody’s Corp.	3	101
The NASDAQ OMX Group, Inc. (a)	203,187	4,980,114
NYSE Euronext	73,148	1,909,163

		78,554,074
Insurance — 4.2%
ACE Ltd.	211,902	14,858,568
Aflac, Inc.	209,802	9,076,035
Allied World Assurance Co. Holdings Ltd.	55,810	3,512,123
American National Insurance Co.	2,324	169,722
Aspen Insurance Holdings Ltd.	60,264	1,596,996
Axis Capital Holdings Ltd.	52,303	1,671,604

249 See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Financials (concluded)
Insurance (concluded)
Berkshire Hathaway, Inc., Class B (a)	16,835	$1,284,510
Brown & Brown, Inc.	6,021	136,255
Chubb Corp.	94,300	6,527,446
Endurance Specialty Holdings Ltd.	39,241	1,500,968
First American Financial Corp.	5,216	66,087
The Hanover Insurance Group, Inc. (b)	49,563	1,732,227
Hartford Financial Services Group, Inc.	443,200	7,202,000
Kemper Corp.	3	88
Lincoln National Corp.	180,900	3,513,078
MetLife, Inc.	541,300	16,877,734
PartnerRe Ltd.	58,699	3,769,063
Prudential Financial, Inc.	247,900	12,424,748
RenaissanceRe Holdings Ltd.	1	74
Transatlantic Holdings, Inc.	2,667	145,965
The Travelers Cos., Inc.	487,882	28,867,978
Willis Group Holdings Plc	6	233

		114,933,502
Real Estate Investment Trusts (REITs) — 0.5%
Brandywine Realty Trust	70,506	669,807
Camden Property Trust	14,702	915,053
CommonWealth REIT	23,499	391,023
Home Properties, Inc. (b)	14,103	811,910
Hospitality Properties Trust	9,503	218,379
Host Hotels & Resorts, Inc.	11,025	162,839
Liberty Property Trust	22,563	696,745
National Retail Properties, Inc.	3,972	104,781
Public Storage	1,367	183,807
Rayonier, Inc. (b)	108,298	4,833,317
Taubman Centers, Inc.	8,269	513,505
UDR, Inc.	3,288	82,529
Ventas, Inc.	13,382	737,750
Vornado Realty Trust	18,395	1,413,840
Weyerhaeuser Co.	111,900	2,089,173

		13,824,458
Real Estate Management & Development — 0.0%
The Howard Hughes Corp. (a)	8,423	372,044
Thrifts & Mortgage Finance — 0.0%
First Niagara Financial Group, Inc.	12,935	111,629
Total Financials		313,414,847
Health Care — 13.0%
Biotechnology — 1.9%
Alexion Pharmaceuticals, Inc. (a)	7,538	538,967
Amgen, Inc.	194,800	12,508,108
Biogen Idec, Inc. (a)	169,043	18,603,182
Celgene Corp. (a)	27,142	1,834,799
Gilead Sciences, Inc. (a)	224,592	9,192,551
Myriad Genetics, Inc. (a)	246,547	5,162,694
United Therapeutics Corp. (a)	63,116	2,982,231

		50,822,532
Health Care Equipment & Supplies — 1.9%
Alere, Inc. (a)	11,895	274,656
Baxter International, Inc.	179,600	8,886,608
C.R. Bard, Inc.	58,000	4,959,000
The Cooper Cos., Inc. (b)	15,977	1,126,698
Hill-Rom Holdings, Inc.	108,000	3,638,520
Intuitive Surgical, Inc. (a)	11,599	5,370,453
Medtronic, Inc.	498,341	19,061,543
Sirona Dental Systems, Inc. (a)	24,007	1,057,268

Common Stocks	Shares	Value
Health Care (concluded)
Health Care Equipment & Supplies (concluded)
Stryker Corp. (b)	109,785	$5,457,413
Thoratec Corp. (a)(b)	29,104	976,730

		50,808,889
Health Care Providers & Services — 2.1%
Aetna, Inc.	198,900	8,391,591
AMERIGROUP Corp. (a)	76,000	4,490,080
AmerisourceBergen Corp.	322,800	12,004,932
Cardinal Health, Inc.	208,000	8,446,880
Express Scripts, Inc. (a)	21,843	976,164
HCA Holdings, Inc. (a)	107,196	2,361,528
Health Management Associates, Inc. (a)	509,000	3,751,330
Humana, Inc.	7,289	638,589
McKesson Corp.	86,136	6,710,856
Medco Health Solutions, Inc. (a)	91,109	5,092,993
WellCare Health Plans, Inc. (a)	1,306	68,565
WellPoint, Inc. (b)	66,230	4,387,737

		57,321,245
Health Care Technology — 0.3%
Cerner Corp. (a)	124,300	7,613,375
SXC Health Solutions Corp. (a)	9,717	548,816

		8,162,191
Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc. (a)	144,000	5,029,920
Bio-Rad Laboratories, Inc., Class A (a)	1,102	105,836
Thermo Fisher Scientific, Inc. (a)	41,197	1,852,629

		6,988,385
Pharmaceuticals — 6.6%
Abbott Laboratories	330,549	18,586,770
Allergan, Inc.	61,900	5,431,106
Bristol-Myers Squibb Co.	374,752	13,206,261
Eli Lilly & Co.	378,491	15,730,086
Forest Laboratories, Inc. (a)	99,053	2,997,344
Hospira, Inc. (a)	38,840	1,179,571
Johnson & Johnson	491,005	32,200,108
Medicis Pharmaceutical Corp., Class A (b)	26,840	892,430
Merck & Co., Inc.	889,530	33,535,281
Pfizer, Inc.	2,142,278	46,358,896
Valeant Pharmaceuticals International, Inc. (a)	55,500	2,591,295
Warner Chilcott Plc, Class A (a)	438,257	6,630,828

		179,339,976
Total Health Care		353,443,218
Industrials — 10.6%
Aerospace & Defense — 3.7%
Alliant Techsystems, Inc. (b)	28,503	1,629,231
The Boeing Co.	272,295	19,972,838
Esterline Technologies Corp. (a)	2,581	144,459
Exelis, Inc.	36,960	334,488
General Dynamics Corp.	99,065	6,578,907
Goodrich Corp.	5,435	672,309
Honeywell International, Inc.	283,200	15,391,920
L-3 Communications Holdings, Inc. (b)	38,171	2,545,242
Lockheed Martin Corp.	75,000	6,067,500
Northrop Grumman Corp. (b)	147,949	8,652,058
Precision Castparts Corp.	38,501	6,344,580
Raytheon Co.	163,100	7,890,778
Rockwell Collins, Inc.	23,100	1,279,047
Textron, Inc.	405,300	7,493,997

250	See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Industrials (concluded)
Aerospace & Defense (concluded)
United Technologies Corp.	199,202	$14,559,674

		99,557,028
Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc. (b)	58,512	4,082,967
United Parcel Service, Inc., Class B	66,000	4,830,540
UTi Worldwide, Inc. (b)	4,755	63,194

		8,976,701
Airlines — 0.5%
Copa Holdings SA (b)	12,458	730,911
Delta Air Lines, Inc. (a)	1,188,200	9,612,538
Southwest Airlines Co.	503,000	4,305,680

		14,649,129
Commercial Services & Supplies — 0.2%
Copart, Inc. (a)	22,209	1,063,589
Iron Mountain, Inc.	151,000	4,650,800

		5,714,389
Construction & Engineering — 0.9%
Chicago Bridge & Iron Co. NV	124,000	4,687,200
Fluor Corp.	76,000	3,819,000
Jacobs Engineering Group, Inc. (a)	297,900	12,088,782
KBR, Inc.	155,000	4,319,850

		24,914,832
Electrical Equipment — 0.1%
Rockwell Automation, Inc.	26,000	1,907,620
Industrial Conglomerates — 2.3%
3M Co.	113,609	9,285,264
General Electric Co.	1,855,762	33,236,697
Tyco International Ltd.	392,221	18,320,643

		60,842,604
Machinery — 1.8%
Caterpillar, Inc.	124,100	11,243,460
CNH Global NV (a)(b)	41,397	1,489,878
Cummins, Inc.	29,450	2,592,189
Danaher Corp.	260,800	12,268,032
Deere & Co.	143,500	11,099,725
Eaton Corp.	138,700	6,037,611
Gardner Denver, Inc. (b)	3,592	276,799
Harsco Corp.	45,336	933,015
Navistar International Corp. (a)	1,602	60,684
Terex Corp. (a)	171,500	2,316,965
Xylem, Inc.	53,381	1,371,358

		49,689,716
Professional Services — 0.2%
Manpower, Inc.	117,195	4,189,721
Nielsen Holdings NV (a)	2,475	73,483
Verisk Analytics, Inc., Class A (a)	10,623	426,301

		4,689,505
Road & Rail — 0.5%
Canadian National Railway Co.	88,200	6,928,992
CSX Corp.	2,653	55,872
Union Pacific Corp.	56,809	6,018,346

		13,003,210
Trading Companies & Distributors — 0.1%
Air Lease Corp. (a)	16,109	381,944

Common Stocks	Shares	Value
Industrials (concluded)
Trading Companies & Distributors (concluded)
WESCO International, Inc. (a)(b)	42,457	$2,250,646

		2,632,590
Total Industrials		286,577,324
Information Technology — 19.0%
Communications Equipment — 1.5%
Acme Packet, Inc. (a)(b)	19,790	611,709
Cisco Systems, Inc.	895,377	16,188,416
EchoStar Corp. (a)	16,430	344,044
F5 Networks, Inc. (a)	12,783	1,356,532
Juniper Networks, Inc. (a)	20,909	426,753
Motorola Mobility Holdings, Inc. (a)	8,386	325,377
Polycom, Inc. (a)	57,756	941,423
QUALCOMM, Inc.	365,234	19,978,300
Riverbed Technology, Inc. (a)	6,793	159,635

		40,332,189
Computers & Peripherals — 3.2%
Apple, Inc. (a)	181,244	73,403,820
Dell, Inc. (a)	384,000	5,617,920
Hewlett-Packard Co.	44,137	1,136,969
QLogic Corp. (a)	295,000	4,425,000
SanDisk Corp. (a)	72,000	3,543,120

		88,126,829
Electronic Equipment, Instruments & Components — 1.0%
Corning, Inc.	1,606,840	20,856,783
Dolby Laboratories, Inc., Class A (a)(b)	89,379	2,726,953
IPG Photonics Corp. (a)(b)	11,658	394,857
Jabil Circuit, Inc.	234,000	4,600,440

		28,579,033
Internet Software & Services — 1.6%
eBay, Inc. (a)	172,700	5,237,991
Google, Inc., Class A (a)	46,207	29,845,101
IAC/InterActiveCorp (b)	82,358	3,508,451
Rackspace Hosting, Inc. (a)	87,500	3,763,375
VeriSign, Inc.	10,978	392,134
Yahoo!, Inc. (a)	56,843	916,878

		43,663,930
IT Services — 3.3%
Accenture Plc, Class A	97,962	5,214,517
Amdocs Ltd. (a)	97,978	2,795,312
Automatic Data Processing, Inc.	29,800	1,609,498
Broadridge Financial Solutions, Inc.	45,880	1,034,594
DST Systems, Inc.	88,000	4,005,760
International Business Machines Corp.	176,724	32,496,009
Lender Processing Services, Inc.	147,000	2,215,290
MasterCard, Inc., Class A	16,699	6,225,721
SAIC, Inc. (a)	341,000	4,190,890
Teradata Corp. (a)	23,925	1,160,602
VeriFone Systems, Inc. (a)	117,953	4,189,691
Visa, Inc., Class A	58,178	5,906,812
The Western Union Co.	994,700	18,163,222

		89,207,918
Semiconductors & Semiconductor Equipment — 3.8%
Altera Corp.	148,068	5,493,323
Applied Materials, Inc.	357,000	3,823,470
Avago Technologies Ltd.	316,517	9,134,681
Broadcom Corp., Class A (a)	195,800	5,748,688

251 See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Information Technology (concluded)
Semiconductors & Semiconductor Equipment (concluded)
First Solar, Inc. (a)(b)	11,573	$390,704
Intel Corp.	527,981	12,803,539
Intersil Corp. Class A	171,000	1,785,240
KLA-Tencor Corp.	101,000	4,873,250
LSI Corp. (a)	3,231,600	19,228,020
Marvell Technology Group Ltd. (a)	415,800	5,758,830
Maxim Integrated Products, Inc.	196,000	5,103,840
Micron Technology, Inc. (a)	1,568,000	9,862,720
NVIDIA Corp. (a)	348,000	4,823,280
NXP Semiconductor NV (a)	152,800	2,348,536
Skyworks Solutions, Inc. (a)	31,454	510,184
Texas Instruments, Inc.	77,600	2,258,936
Xilinx, Inc.	271,400	8,701,084

		102,648,325
Software — 4.6%
BMC Software, Inc. (a)	95,920	3,144,258
Cadence Design Systems, Inc. (a)	408,000	4,243,200
Check Point Software Technologies (a)	126,100	6,625,294
Citrix Systems, Inc. (a)	68,011	4,129,628
Factset Research Systems, Inc. (b)	1,942	169,498
Fortinet, Inc. (a)	204,000	4,449,240
MICROS Systems, Inc. (a)	40,833	1,902,001
Microsoft Corp.	2,684,618	69,692,683
Oracle Corp.	146,785	3,765,035
Red Hat, Inc. (a)	143,100	5,908,599
Rovi Corp. (a)	15,385	378,163
Salesforce.com, Inc. (a)	59,701	6,057,264
Solera Holdings, Inc.	4,426	197,134
Symantec Corp. (a)	336,000	5,258,400
TIBCO Software, Inc. (a)	167,790	4,011,859
VMware, Inc., Class A (a)	46,490	3,867,503

		123,799,759
Total Information Technology		516,357,983
Materials — 4.0%
Chemicals — 2.5%
Airgas, Inc.	3,294	257,195
Albemarle Corp.	44,593	2,296,985
Cabot Corp. (b)	25,356	814,942
Celanese Corp.	110,200	4,878,554
CF Industries Holdings, Inc. (b)	59,510	8,627,760
The Dow Chemical Co.	117,900	3,390,804
E.I. du Pont de Nemours & Co.	482,600	22,093,428
Huntsman Corp.	145,222	1,452,220
Kronos Worldwide, Inc. (b)	62,056	1,119,490
LyondellBasell Industries NV, Class A	172,673	5,610,146
Monsanto Co.	60,400	4,232,228
The Mosaic Co.	25,167	1,269,172
Olin Corp.	121,200	2,381,580
Potash Corp. of Saskatchewan, Inc.	22,800	941,184
Praxair, Inc.	42,800	4,575,320
Westlake Chemical Corp.	16,000	643,840
WR Grace & Co. (a)	91,000	4,178,720

		68,763,568
Containers & Packaging — 0.1%
Crown Holdings, Inc. (a)	53,962	1,812,044
Rock-Tenn Co, Class A	9,174	529,340
Temple-Inland, Inc.	4,608	146,120

		2,487,504

Common Stocks	Shares	Value
Materials (concluded)
Metals & Mining — 1.0%
Alcoa, Inc.	900,762	$7,791,591
Freeport-McMoRan Copper & Gold, Inc.	176,600	6,497,114
Newmont Mining Corp.	3,933	236,019
Nucor Corp.	201,400	7,969,398
Southern Copper Corp. (b)	120,732	3,643,692
Walter Energy, Inc.	1,749	105,920

		26,243,734
Paper & Forest Products — 0.4%
Domtar Corp. (b)	18,466	1,476,541
International Paper Co.	164,000	4,854,400
MeadWestvaco Corp.	132,400	3,965,380

		10,296,321
Total Materials		107,791,127
Telecommunication Services — 3.2%
Diversified Telecommunication Services — 2.7%
AT&T, Inc.	758,777	22,945,417
BCE, Inc.	54,700	2,279,349
CenturyLink, Inc.	240,221	8,936,221
Frontier Communications Corp.	32,100	165,315
Verizon Communications, Inc.	906,434	36,366,132
Windstream Corp.	146,300	1,717,562

		72,409,996
Wireless Telecommunication Services — 0.5%
American Tower Corp., Class A	60,600	3,636,606
MetroPCS Communications, Inc. (a)	611,583	5,308,540
NII Holdings, Inc. (a)	126,667	2,698,007
Telephone & Data Systems, Inc.	4,505	116,635
Vodafone Group Plc	97,000	2,718,910

		14,478,698
Total Telecommunication Services		86,888,694
Utilities — 3.3%
Electric Utilities — 1.5%
American Electric Power Co., Inc.	77,306	3,193,511
Duke Energy Corp.	113,500	2,497,000
Entergy Corp. (b)	60,478	4,417,918
FirstEnergy Corp.	56,584	2,506,671
ITC Holdings Corp.	18,000	1,365,840
NextEra Energy, Inc.	79,200	4,821,696
Northeast Utilities	57,700	2,081,239
PPL Corp.	50,200	1,476,884
Southern Co.	421,600	19,515,864

		41,876,623
Gas Utilities — 0.4%
Atmos Energy Corp.	20,263	675,771
Energen Corp.	58,795	2,939,750
National Fuel Gas Co. (b)	20,984	1,166,291
ONEOK, Inc.	56,698	4,915,149
UGI Corp. (b)	68,815	2,023,161

		11,720,122
Independent Power Producers & Energy Traders — 0.1%
Constellation Energy Group, Inc.	7,927	314,464
NRG Energy, Inc. (a)	94,749	1,716,852

		2,031,316
Multi-Utilities — 1.1%
Ameren Corp.	3,169	104,989

252	See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Utilities (concluded)
Multi-Utilities (concluded)
Consolidated Edison, Inc.	25,700	$1,594,171
Dominion Resources, Inc.	379,300	20,133,244
DTE Energy Co.	8,320	453,024
NSTAR	4,788	224,844
OGE Energy Corp.	12,897	731,389
Public Service Enterprise Group, Inc.	103,200	3,406,632
Sempra Energy	39,480	2,171,400
Wisconsin Energy Corp.	59,300	2,073,128

		30,892,821
Water Utilities — 0.2%
American Water Works Co., Inc.	129,380	4,122,047
Total Utilities		90,642,929
Total Long-Term Investments (Cost — $2,620,639,194) — 99.5%		2,703,314,636
Short-Term Securities
Money Market Funds — 5.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)(e)	128,263,976	128,263,976
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)(e)	20,162,910	20,162,910

		148,426,886

Common Stocks	Par (000)	Value
U.S. Treasury Obligations — 0.0%
U.S. Treasury Bill, 0.04%, 3/22/12 (f)(g)	$950	$949,964
Total Short-Term Securities (Cost — $149,376,873) — 5.5%		149,376,850
Total Investments (Cost — $2,770,016,067*) — 105.0%		2,852,691,486
Liabilities in Excess of Other Assets — (5.0)%		(135,441,784)

Net Assets —100.0%		$2,717,249,702

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,808,305,449

Gross unrealized appreciation	$185,150,945
Gross unrealized depreciation	(140,764,908)

Net unrealized appreciation	$44,386,037

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	259,245,739	(130,981,763)	128,263,976	$857,655
BlackRock Cash Funds: Prime, SL Agency Shares	34,372,877	(14,209,967)	20,162,910	$237,143

(d)	Represents the current yield as of report date.

(e)	All or a portion of this security was purchased with the cash collateral from securities loaned.

(f)	Rate shown is the yield to maturity as of the date of purchase.

(g)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

•

For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
187	S&P 500 Index	Chicago Mercantile	March 2012	$11,711,810	$(4,836)
•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

253 See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2011

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$2,703,314,636	—	—	$2,703,314,636
Short-Term Securities:
Money Market Funds	148,426,886	—	—	148,426,886
U.S. Treasury Obligations	—	$949,964	—	949,964

Total	$2,851,741,522	$949,964	—	$2,852,691,486

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity Contracts	$(4,836)	—	—	$(4,836)

[1]	See above Schedule of Investments for values in each sector and industry.

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
254	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2011

(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
ACE Securities Corp., Series 2005-AG1, Class A2D, 0.65%, 8/25/35 (a)	$3,963	$3,377,287
AH Mortgage Advance Trust, Series SART-1, Class A1, 2.63%, 5/10/42 (b)	7,400	7,363,000
AmeriCredit Automobile Receivables Trust:
Series 2006-RM, Class A3, 5.53%, 1/06/14	2,373	2,375,256
Series 2007-CM, Class A4A, 5.55%, 4/07/14	3,117	3,148,873
Ameriquest Mortgage Securities, Inc.:
Series 2005-R6, Class A2, 0.49%, 8/25/35 (a)	726	682,472
Series 2006-R1, Class A2C, 0.48%, 3/25/36 (a)	1,278	1,262,836
Asset Backed Funding Corp. Certificates:
Series 2005-HE2, Class M1, 0.77%, 6/25/35 (a)	330	324,100
Series 2005-OPT1, Class A1SS, 0.54%, 7/25/35 (a)	809	782,927
BankAmerica Manufactured Housing Contract Trust, Series 1998-1, Class M, 6.94%, 4/10/23 (a)	264	264,560
BNC Mortgage Loan Trust, Series 2007-4, Class A3A, 0.54%, 11/25/37 (a)	1,818	1,773,774
Capital One Multi-Asset Execution Trust, Series 2007-C2, Class C2, 0.58%, 11/17/14 (a)	11,900	11,895,736
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A1, 0.41%, 2/25/37 (a)	744	722,435
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class 1A4, 4.40%, 2/25/30	496	498,522
Chesapeake Funding LLC, Series 2009-1, Class A, 2.28%, 12/15/20 (a)(b)	6,759	6,775,070
CIT Mortgage Loan Trust, Series 2007-1, Class 2A1, 1.29%, 10/25/37 (a)(b)	3,128	3,059,917
Citibank Credit Card Issuance Trust, Series 2002-C2, Class C2, 6.95%, 2/18/14	12,900	12,986,616
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class A2A, 1.19%, 7/25/37 (a)	194	187,258
Countrywide Asset-Backed Certificates:
Series 2005-4, Class MV1, 0.75%, 10/25/35 (a)	4,413	4,270,855
Series 2006-20, Class 2A2, 0.41%, 4/25/47 (a)	2,850	2,711,423
Series 2006-22, Class 2A2, 0.40%, 5/25/47 (a)	3,468	3,338,874
Series 2006-25, Class 2A2, 0.41%, 6/25/47 (a)	4,908	4,334,578
Series 2007-10, Class 2A1, 0.34%, 6/25/47 (a)	1,129	1,085,551

Asset-Backed Securities	Par (000)	Value
Series 2007-4, Class A1B, 5.81%, 9/25/37	$647	$634,800
Series 2007-5, Class 2A1, 0.39%, 9/25/47 (a)	888	872,970
Series 2007-6, Class 2A1, 0.39%, 9/25/37 (a)	1,144	1,127,438
Series 2007-7, Class 2A1, 0.37%, 10/25/47 (a)	107	105,180
Series 2007-8, Class 2A1, 0.35%, 11/25/37 (a)	2,067	1,982,507
Credit-Based Asset Servicing & Securitization LLC, Series 2006-CB8, Class A2A, 0.34%, 10/25/36 (a)	329	326,522
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2004-FF10, Class A3, 0.83%, 9/25/34 (a)	244	229,788
Series 2005-FF10, Class A4, 0.61%, 11/25/35 (a)	1,914	1,477,296
Series 2005-FF4, Class M1, 0.72%, 5/25/35 (a)	2,258	1,802,664
GE-WMC Mortgage Securities LLC, Series 2005-1, Class A2C, 0.65%, 10/25/35 (a)	1,842	1,566,357
GMAC Mortgage Corp. Loan Trust, Series 2006-HLTV, Class A3, 5.59%, 10/25/29	195	193,229
GMAC Mortgage Servicer Advance Funding Co. Ltd., Series 2011-1A, Class A, 3.72%, 3/15/23 (b)	5,900	5,885,250
GSAA Home Equity Trust, Series 2005-12, Class AF3W, 5.00%, 9/25/35 (a)	4,553	4,252,512
GSAMP Trust, Series 2007-HE2, Class A2A, 0.36%, 3/25/47 (a)	623	611,562
Helios Finance LP:
Series 2007-S1, Class B1, 0.98%, 10/20/14 (a)(b)	1,421	1,417,716
Series 2007-S1, Class B2, 2.63%, 10/20/14 (a)(b)	3,589	3,583,905
IndyMac Residential Asset Backed Trust, Series 2007-A, Class 2A1, 0.42%, 4/25/47 (a)	133	132,691
JPMorgan Mortgage Acquisition Corp., Series 2006-CH1, Class A3, 0.39%, 7/25/36 (a)	3,928	3,857,318
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 0.84%, 6/25/35 (a)	1,726	1,423,672
Morgan Stanley Capital, Inc., Series 2006, Class A3, 0.48%, 12/25/35 (a)	902	888,289
Morgan Stanley Home Equity Loan Trust, Series 2006-1, Class A2B, 0.49%, 12/25/35 (a)	347	341,669
Nationstar Home Equity Loan Trust, Series 2006-B, Class AV2, 0.42%, 9/25/36 (a)	2,728	2,638,380

255 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
New Century Home Equity Loan Trust:
Series 2005-3, Class A2D, 0.67%, 7/25/35 (a)	$5,149	$4,981,348
Series 2005-3, Class M1, 0.77%, 7/25/35 (a)	5,500	4,674,455
Series 2005-3, Class M2, 0.78%, 7/25/35 (a)	1,500	1,037,073
Park Place Securities, Inc., Series 2005-WCW3, Class A2C, 0.67%, 8/25/35 (a)	7,148	6,581,147
Residential Asset Mortgage Products, Inc.:
Series 2005-EFC3, Class M1, 0.74%, 8/25/35 (a)	3,125	3,054,220
Series 2005-RS6, Class M1, 0.79%, 6/25/35 (a)	4,300	3,314,152
Residential Asset Securities Corp.:
Series 2005-AHL1, Class A2, 0.56%, 7/25/35 (a)	387	382,294
Series 2007-KS3, Class AI1, 0.40%, 4/25/37 (a)	219	217,523
Series 2007-KS4, Class A1, 0.39%, 5/25/37 (a)	242	238,123
Santander Drive Auto Receivables Trust, Series 2011-S1A, Class D, 3.10%, 5/15/17 (b)	4,274	4,236,217
Securitized Asset Backed Receivables LLC Trust, Series 2005-FR5, Class A1A, 0.58%, 8/25/35 (a)	270	267,926
SG Mortgage Securities Trust, Series 2006-OPT2, Class A3A, 0.34%, 10/25/36 (a)	110	109,319
SLM Student Loan Trust, Series 2009-C, Class A, 4.50%, 11/16/43 (a)(b)	5,946	5,636,790
Soundview Home Equity Loan Trust:
Series 2006-EQ1, Class A2, 0.40%, 10/25/36 (a)	2,092	2,053,244
Series 2007-1, Class 2A1, 0.38%, 3/25/37 (a)	1,601	1,474,869
Series 2007-OPT5, Class 2A1, 1.09%, 10/25/37 (a)	57	56,822
Specialty Underwriting & Residential Finance, Series 2005-BC3, Class M2, 0.79%, 6/25/36 (a)	2,600	1,572,977
Structured Asset Investment Loan Trust, Series 2005-1, Class A5, 0.64%, 2/25/35 (a)(b)	818	808,447
Structured Asset Securities Corp., Series 2006-BC5, Class A2, 0.34%, 12/25/36 (a)	1,200	1,173,692
Terwin Mortgage Trust:
Series 2005-12AL, Class AF2, 4.65%, 7/25/36	373	372,356
Series 2005-14HE, Class AF2, 4.85%, 8/25/36	3,638	3,511,316
Wheels SPV LLC, Series 2009-1, Class A, 1.83%, 3/15/18 (a)(b)	3,497	3,508,970
Total Asset-Backed Securities — 6.7%		157,836,915

Corporate Bonds	Par (000)	Value
Aerospace & Defense — 0.5%
BE Aerospace, Inc., 6.88%, 10/01/20 (c)	$1,900	$2,071,000
L-3 Communications Corp.:
3.95%, 11/15/16	1,250	1,261,653
4.75%, 7/15/20	900	889,245
4.95%, 2/15/21	600	594,635
Series B, 6.38%, 10/15/15	2,396	2,455,900
Lockheed Martin Corp., 5.50%, 11/15/39	1,900	2,052,705
TransDigm, Inc., 7.75%, 12/15/18	2,200	2,365,000

		11,690,138
Air Freight & Logistics — 0.1%
FedEx Corp., 8.00%, 1/15/19	600	787,854
United Parcel Service, Inc., 4.88%, 11/15/40	400	462,301

		1,250,155
Beverages — 0.3%
Bottling Group LLC, 5.13%, 1/15/19 (c)	1,100	1,283,327
Diageo Finance BV, 3.25%, 1/15/15	2,000	2,114,418
Dr Pepper Snapple Group, Inc.:
2.35%, 12/21/12	1,000	1,013,848
2.90%, 1/15/16	1,250	1,296,403
PepsiCo, Inc., 4.88%, 11/01/40	1,000	1,155,632

		6,863,628
Biotechnology — 0.8%
Amgen, Inc.:
2.30%, 6/15/16	800	805,466
6.40%, 2/01/39	900	1,061,196
5.15%, 11/15/41	1,250	1,295,855
Biogen Idec, Inc., 6.88%, 3/01/18	7,528	9,098,853
Celgene Corp., 3.95%, 10/15/20	4,000	4,028,488
Genentech, Inc., 4.75%, 7/15/15	625	697,151
Gilead Sciences, Inc., 4.40%, 12/01/21	2,200	2,329,122

		19,316,131
Capital Markets — 0.9%
The Bear Stearns Cos., Inc., 6.40%, 10/02/17	2,500	2,793,072
The Bear Stearns Cos., Inc./JPMorgan Chase & Co., 5.70%, 11/15/14	800	870,024
Credit Suisse First Boston USA, Inc.:
5.13%, 1/15/14	1,400	1,459,237
4.88%, 1/15/15	900	940,341
The Goldman Sachs Group, Inc.:
5.95%, 1/18/18	1,500	1,536,332
6.15%, 4/01/18	1,500	1,548,133

256	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Capital Markets (concluded)
7.50%, 2/15/19	$1,200	$1,325,291
6.75%, 10/01/37	1,650	1,535,346
6.25%, 2/01/41	950	931,978
Merrill Lynch & Co., Inc., 6.88%, 4/25/18	550	542,266
Morgan Stanley:
2.88%, 7/28/14 (c)	3,400	3,201,987
6.00%, 4/28/15	1,400	1,402,436
6.25%, 8/28/17	1,500	1,467,968
5.50%, 7/28/21	1,150	1,063,330
7.25%, 4/01/32	600	611,828
Series F, 5.95%, 12/28/17	850	809,826

		22,039,395
Chemicals — 0.3%
Ecolab, Inc., 4.35%, 12/08/21	500	533,945
LyondellBasell Industries N.V., 6.00%, 11/15/21 (b)(c)	1,800	1,867,500
Nalco Co., 6.63%, 1/15/19 (b)	3,500	4,051,250

		6,452,695
Commercial Banks — 0.6%
HSBC Bank USA NA, 5.88%, 11/01/34	1,700	1,640,061
HSBC Holdings Plc, 6.50%, 9/15/37	700	690,964
JPMorgan Chase Bank NA, Series BKNT, 6.00%, 10/01/17	800	860,564
US Bancorp, 2.20%, 11/15/16	4,000	4,038,432
Wachovia Bank NA, 6.00%, 11/15/17	5,400	5,962,804

		13,192,825
Communications Equipment — 0.1%
Omnicom Group, Inc., 4.45%, 8/15/20	2,700	2,783,125
Consumer Finance — 0.4%
American Express Co., 8.13%, 5/20/19	4,800	6,205,781
American Express Credit Co., 2.75%, 9/15/15	2,600	2,613,790

		8,819,571
Containers & Packaging — 0.3%
Crown Americas LLC and Crown Americas Capital Corp. II, 7.63%, 5/15/17	3,900	4,255,875
Sealed Air Corp., 6.88%, 7/15/33 (b)	2,000	1,750,000

		6,005,875
Diversified Financial Services — 1.5%
Associates Corp. of North America, 6.95%, 11/01/18	1,500	1,629,949
Bank of America Corp.:
4.50%, 4/01/15	4,300	4,149,440
3.70%, 9/01/15	1,000	930,421
3.75%, 7/12/16 (c)	2,400	2,222,206
5.49%, 3/15/19	1,500	1,292,866

Corporate Bonds	Par (000)	Value
Diversified Financial Services (concluded)
Citigroup, Inc.:
6.50%, 8/19/13	$1,400	$1,457,348
6.38%, 8/12/14	1,400	1,469,329
6.13%, 11/21/17	1,000	1,067,231
8.50%, 5/22/19	1,600	1,883,338
8.13%, 7/15/39	600	734,599
General Electric Capital Corp.:
2.25%, 11/09/15	2,000	2,008,942
4.38%, 9/16/20	4,000	4,087,540
4.63%, 1/07/21	1,600	1,659,923
6.75%, 3/15/32	500	585,471
6.88%, 1/10/39	1,000	1,198,032
JPMorgan Chase & Co.:
3.45%, 3/01/16	3,300	3,352,645
3.15%, 7/05/16	1,100	1,105,148
5.60%, 7/15/41	2,400	2,512,716
5.40%, 1/06/42	1,100	1,147,944
SLM Corp.:
6.25%, 1/25/16	300	291,744
8.00%, 3/25/20	950	959,500

		35,746,332
Diversified Telecommunication Services — 1.4%
AT&T, Inc.:
4.95%, 1/15/13	1,500	1,563,328
2.40%, 8/15/16	1,250	1,275,359
6.55%, 2/15/39	2,000	2,544,078
5.35%, 9/01/40	1,231	1,384,752
BellSouth Corp., 6.55%, 6/15/34	2,400	2,856,890
British Telecommunications Plc, 9.63%, 12/15/30	400	563,720
Embarq Corp., 8.00%, 6/01/36	3,000	3,108,564
Qwest Corp., 8.38%, 5/01/16	3,300	3,779,731
Telefonica Emisiones SAU, 5.86%, 2/04/13	3,600	3,660,358
Verizon Communications, Inc.:
8.75%, 11/01/18	2,000	2,701,452
6.90%, 4/15/38	900	1,202,935
8.95%, 3/01/39	500	800,730
7.35%, 4/01/39	1,700	2,376,625
Windstream Corp., 7.88%, 11/01/17 (c)	5,350	5,791,375

		33,609,897
Electric Utilities — 1.8%
Commonwealth Edison Co.:
4.70%, 4/15/15	1,000	1,094,030
5.88%, 2/01/33	3,500	4,234,727
Duke Energy Corp.:
2.15%, 11/15/16	2,100	2,105,970
5.05%, 9/15/19	2,000	2,269,110
FirstEnergy Solutions Corp., 6.05%, 8/15/21	1,200	1,331,634
Ipalco Enterprises, Inc., 5.00%, 5/01/18	850	833,000
MidAmerican Energy Holdings Co., 5.75%, 4/01/18	6,550	7,558,746
Northern States Power Co, 5.25%, 7/15/35	2,500	3,076,523

257 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Electric Utilities (concluded)
Oncor Electric Delivery Co. LLC, 5.95%, 9/01/13	$2,750	$2,942,536
Pacific Gas & Electric Co.:
5.63%, 11/30/17	1,500	1,774,998
3.25%, 9/15/21 (c)	2,900	2,942,674
PacifiCorp:
5.50%, 1/15/19	1,300	1,534,121
6.25%, 10/15/37	1,000	1,318,190
Progress Energy, Inc.:
4.88%, 12/01/19	3,100	3,524,433
4.40%, 1/15/21	3,700	4,078,454
Southern Co. (The), 4.15%, 5/15/14	900	961,424

		41,580,570
Electrical Equipment — 0.1%
Roper Industries, Inc., 6.25%, 9/01/19	1,500	1,772,388
Electronic Equipment, Instruments & Components — 0.1%
Tyco Electronics Group SA, 6.55%, 10/01/17	2,900	3,350,074
Food Products — 0.7%
ConAgra Foods, Inc., 7.13%, 10/01/26	2,400	2,824,138
General Mills, Inc., 5.65%, 2/15/19	1,400	1,661,358
Hershey Co. (The), 4.13%, 12/01/20	1,550	1,733,847
Kellogg Co.:
4.45%, 5/30/16	100	111,004
3.25%, 5/21/18	1,550	1,630,022
Series B, 7.45%, 4/01/31	100	136,372
Kraft Foods, Inc., 5.38%, 2/10/20	3,600	4,153,863
Mead Johnson Nutrition Co., 4.90%, 11/01/19	4,500	4,952,677

		17,203,281
Health Care Equipment & Supplies — 0.1%
Covidien International Finance SA, 6.55%, 10/15/37	1,600	2,032,723
Health Care Providers & Services — 1.1%
AmerisourceBergen Corp.:
4.88%, 11/15/19	900	1,009,161
3.50%, 11/15/21	3,950	4,056,294
Cardinal Health, Inc., 4.63%, 12/15/20	4,300	4,609,686
DaVita, Inc., 6.38%, 11/01/18	3,550	3,634,313
Health Net, Inc., 6.38%, 6/01/17	2,300	2,392,000
Humana, Inc., 6.45%, 6/01/16	4,100	4,539,114
UnitedHealth Group, Inc.:
4.70%, 2/15/21 (c)	3,100	3,485,060
6.88%, 2/15/38	1,700	2,279,807
5.70%, 10/15/40	250	299,315

		26,304,750

Corporate Bonds	Par (000)	Value
Hotels, Restaurants & Leisure — 0.7%
McDonald’s Corp.:
6.30%, 10/15/37	$1,000	$1,397,376
4.88%, 7/15/40	1,600	1,909,263
Wyndham Worldwide Corp., 6.00%, 12/01/16	3,100	3,343,040
Yum! Brands, Inc.:
4.25%, 9/15/15	2,000	2,138,298
6.25%, 3/15/18	2,500	2,929,555
5.30%, 9/15/19	2,241	2,507,316
6.88%, 11/15/37	2,100	2,680,822

		16,905,670
Household Durables — 0.0%
Tupperware Brands Corp., 4.75%, 6/01/21 (b)	900	901,792
Independent Power Producers & Energy Traders — 0.3%
Constellation Energy Group, Inc., 5.15%, 12/01/20	3,200	3,467,648
Exelon Generation Co. LLC, 5.75%, 10/01/41	500	575,298
PSEG Power LLC, 4.15%, 9/15/21	1,150	1,194,366
Southern Power Co., 5.15%, 9/15/41	1,000	1,060,945

		6,298,257
Industrial Conglomerates — 0.4%
Tyco International Finance SA, 8.50%, 1/15/19	8,000	10,304,632
Insurance — 0.6%
American International Group:
6.40%, 12/15/20	1,200	1,211,076
8.18%, 5/15/68 (a)	500	445,000
Markel Corp., 5.35%, 6/01/21	1,300	1,361,282
Marsh & McLennan Cos., Inc.:
5.75%, 9/15/15	400	442,980
9.25%, 4/15/19	2,300	3,033,213
4.80%, 7/15/21	1,600	1,751,307
Willis Group Holdings Plc:
4.13%, 3/15/16	2,600	2,640,656
5.75%, 3/15/21	1,300	1,378,650
XL Group Ltd., 5.75%, 10/01/21	1,400	1,477,528

		13,741,692
Internet Software & Services — 0.1%
Digital Realty Trust LP, 5.88%, 2/01/20	2,800	2,913,285
IT Services — 0.6%
International Business Machines Corp.:
2.00%, 1/05/16	8,600	8,821,166
7.63%, 10/15/18	2,050	2,751,016
5.60%, 11/30/39 (c)	1,600	2,055,488
The Western Union Co., 6.20%, 11/17/36	600	638,412

		14,266,082
Leisure Equipment & Products — 0.1%
Mattel, Inc.:
2.50%, 11/01/16	750	754,820

258	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Leisure Equipment & Products (concluded)
5.45%, 11/01/41	$1,800	$1,822,633

		2,577,453
Life Sciences Tools & Services — 0.3%
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20	4,100	4,254,029
Thermo Fisher Scientific, Inc., 3.25%, 11/20/14	1,600	1,694,269

		5,948,298
Machinery — 0.3%
Case New Holland, Inc., 7.75%, 9/01/13 (c)	3,191	3,390,437
Danaher Corp., 2.30%, 6/23/16	450	467,725
Dover Corp., 4.30%, 3/01/21 (c)	2,400	2,704,884

		6,563,046
Media — 1.2%
CBS Corp.:
4.30%, 2/15/21 (c)	2,000	2,064,982
5.90%, 10/15/40	2,200	2,469,656
Comcast Corp., 5.70%, 5/15/18	2,450	2,819,360
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 7.63%, 5/15/16	4,800	5,094,000
DISH DBS Corp.:
7.88%, 9/01/19 (c)	2,700	3,051,000
6.75%, 6/01/21	1,200	1,293,000
NBCUniversal Media LLC, 6.40%, 4/30/40	500	614,697
News America, Inc., 4.50%, 2/15/21	2,500	2,621,273
Scripps Networks Interactive, Inc., 2.70%, 12/15/16	2,300	2,301,221
Time Warner, Inc.:
8.25%, 4/01/19 (c)	2,350	2,951,628
6.25%, 3/29/41	1,100	1,318,846
Viacom, Inc., 4.38%, 9/15/14	1,300	1,392,624

		27,992,287
Metals & Mining — 0.4%
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/01/17	2,200	2,337,500
Kinross Gold Corp., 6.88%, 9/01/41 (b)	1,100	1,122,501
Newmont Mining Corp., 6.25%, 10/01/39	3,000	3,552,036
Xstrata Canada Corp., 6.20%, 6/15/35	1,000	1,035,986
Xstrata Canada Financial Corp., 6.00%, 11/15/41 (b)	650	666,973

		8,714,996
Multi-Utilities — 0.3%
Dominion Resources, Inc.:
6.40%, 6/15/18 (c)	4,050	4,887,795
4.45%, 3/15/21	2,100	2,338,970

		7,226,765

Corporate Bonds	Par (000)	Value
Multiline Retail — 0.1%
Nordstrom, Inc.:
4.00%, 10/15/21	$1,200	$1,250,921
7.00%, 1/15/38	600	797,822

		2,048,743
Oil, Gas & Consumable Fuels — 2.0%
Anadarko Petroleum Corp.:
6.45%, 9/15/36	1,000	1,140,101
6.20%, 3/15/40	1,300	1,446,757
BP Capital Markets Plc:
3.13%, 10/01/15	700	733,196
3.20%, 3/11/16	1,500	1,572,033
3.56%, 11/01/21	1,900	1,978,060
Buckeye Partners LP, 4.88%, 2/01/21	550	578,903
ConocoPhillips, 6.50%, 2/01/39	1,400	1,936,574
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	500	583,767
Encana Corp., 6.50%, 5/15/19 (c)	400	478,058
Energy Transfer Partners LP:
9.70%, 3/15/19	1,900	2,327,785
9.00%, 4/15/19	800	951,574
Enterprise Products Operating LLC:
5.20%, 9/01/20	500	553,427
5.75%, 3/01/35	1,500	1,594,709
5.95%, 2/01/41	900	1,008,769
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19 (b)	300	297,750
8.63%, 4/15/20	3,200	3,472,000
7.75%, 2/01/21	250	260,000
Marathon Petroleum Corp., 6.50%, 3/01/41	1,000	1,133,226
Noble Energy, Inc., 4.15%, 12/15/21	2,100	2,172,435
ONEOK Partners LP, 6.85%, 10/15/37	1,300	1,578,409
Petrobras International Finance Co.:
5.75%, 1/20/20	1,500	1,605,180
5.38%, 1/27/21	2,200	2,311,322
Petroleos Mexicanos:
5.50%, 1/21/21	1,100	1,193,500
6.50%, 6/02/41	1,400	1,575,000
Petronas Capital Ltd., 5.25%, 8/12/19	2,200	2,467,067
Plains All American Pipeline LP/PAA Finance Corp.:
8.75%, 5/01/19	600	766,496
6.70%, 5/15/36	1,000	1,188,056
TransCanada PipeLines Ltd.:
6.50%, 8/15/18	2,850	3,487,733
3.80%, 10/01/20	4,200	4,532,670
Williams Partners LP:
3.80%, 2/15/15	800	839,834
4.00%, 11/15/21	1,150	1,180,844

		46,945,235
Paper & Forest Products — 0.3%
Domtar Corp., 10.75%, 6/01/17	1,500	1,890,000

259 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Paper & Forest Products (concluded)
International Paper Co.:
9.38%, 5/15/19 (c)	$1,600	$2,079,141
7.50%, 8/15/21	2,100	2,592,154
6.00%, 11/15/41	200	217,122

		6,778,417
Pharmaceuticals — 0.6%
Abbott Laboratories, 5.30%, 5/27/40	1,400	1,676,559
AstraZeneca Plc, 6.45%, 9/15/37	1,500	2,023,236
Eli Lilly & Co., 5.55%, 3/15/37	1,700	2,062,401
GlaxoSmithKline Capital, Inc.:
5.65%, 5/15/18	1,200	1,444,328
6.38%, 5/15/38	500	669,026
Pfizer, Inc., 6.20%, 3/15/19	1,500	1,850,860
Sanofi-Aventis SA, 2.63%, 3/29/16	2,400	2,502,545
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	2,800	2,847,978

		15,076,933
Professional Services — 0.0%
Dun & Bradstreet Corp. (The), 2.88%, 11/15/15	600	616,307
Real Estate — 0.0%
Boston Properties LP, 3.70%, 11/15/18	950	970,028
Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 4.63%, 4/01/15	4,000	4,169,248
Simon Property Group LP, 5.65%, 2/01/20	1,000	1,146,058

		5,315,306
Road & Rail — 0.4%
Burlington Northern Santa Fe LLC, 5.40%, 6/01/41	2,700	3,121,238
CSX Corp., 5.75%, 3/15/13	2,600	2,736,916
Norfolk Southern Corp., 5.75%, 1/15/16	1,100	1,273,390
Union Pacific Corp., 6.13%, 2/15/20	1,300	1,591,336

		8,722,880
Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp., 3.30%, 10/01/21	2,100	2,212,201
Software—0.3%
Oracle Corp.:
5.25%, 1/15/16	1,500	1,732,048
5.75%, 4/15/18	550	667,417
5.38%, 7/15/40	3,100	3,776,659

		6,176,124
Specialty Retail — 0.9%
AutoZone, Inc., 4.00%, 11/15/20	6,600	6,761,786

Corporate Bonds	Par (000)	Value
Specialty Retail (concluded)
The Gap, Inc., 5.95%, 4/12/21	$935	$891,804
Limited Brands, Inc.:
6.90%, 7/15/17	2,167	2,334,942
8.50%, 6/15/19	4,000	4,660,000
Macy’s Retail Holdings, Inc., 7.45%, 7/15/17	1,000	1,167,590
O’Reilly Automotive, Inc., 4.63%, 9/15/21	2,300	2,411,594
The Sherwin-Williams Co., 3.13%, 12/15/14	3,300	3,477,299

		21,705,015
Tobacco — 0.6%
Altria Group, Inc.:
9.70%, 11/10/18	2,750	3,699,886
9.25%, 8/06/19	1,100	1,477,032
9.95%, 11/10/38	200	304,196
Lorillard Tobacco Co., 3.50%, 8/04/16	1,200	1,213,780
Philip Morris International, Inc.:
4.88%, 5/16/13	2,200	2,321,561
5.65%, 5/16/18	1,300	1,537,670
2.90%, 11/15/21	2,700	2,752,782
6.38%, 5/16/38	1,500	1,955,539

		15,262,446
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, 5.00%, 3/30/20	2,800	3,093,362
American Tower Corp.:
4.50%, 1/15/18	2,100	2,136,252
5.05%, 9/01/20	2,300	2,304,161
Vodafone Group Plc:
2.88%, 3/16/16 (c)	1,800	1,867,687
5.63%, 2/27/17	950	1,103,077

		10,504,539
Total Corporate Bonds — 22.3%		526,701,982
Foreign Agency Obligations
Brazilian Government International Bond, 5.63%, 1/07/41	1,500	1,740,000
Colombia Government International Bond:
4.38%, 7/12/21	4,300	4,622,500
7.38%, 9/18/37	800	1,124,000
Indonesia Government International Bond, 5.88%, 3/13/20 (b)	1,800	2,038,500
Mexico Government International Bond, 6.05%, 1/11/40	2,600	3,178,500
Panama Government International Bond, 6.70%, 1/26/36	800	1,044,000
Peruvian Government International Bond:
7.13%, 3/30/19 (c)	1,900	2,389,250
6.55%, 3/14/37	300	381,000
South Africa Government International Bond, 5.50%, 3/09/20	2,000	2,240,000
Total Foreign Agency Obligations — 0.8%		18,757,750

260	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations — 1.5%
Banc of America Funding Corp.:
Series 2005-8, Class 4A27, 5.75%, 1/25/36	$952		$922,904
Series 2006-6, Class 1A12, 5.75%, 8/25/36	205		203,770
Citicorp Mortgage Securities, Inc.:
Series 2006-1, Class 2A1, 5.00%, 2/25/21	818		810,238
Series 2007-3, Class 1A7, 6.00%, 4/25/37	1,504		1,503,772
Countrywide Alternative Loan Trust:
Series 2005-51, Class 1A2A, 0.57%, 11/20/35 (a)	2,072		2,000,425
Series 2006-HY12, Class A1, 5.57%, 8/25/36 (a)	702		681,574
Series 2006-OA2, Class A2A, 0.43%, 5/20/46 (a)	25		24,537
Crusade Global Trust, Series 2004-1, Class A1, 0.55%, 1/16/35 (a)	3,238		3,236,015
First Horizon Asset Securities, Inc., Series 2006-2, Class 1A6, 6.00%, 8/25/36	109		108,641
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 4A3, 4.89%, 6/19/35 (a)	3,583		3,462,682
Greenpoint Mortgage Funding Trust:
Series 2006-AR4, Class A1A, 1.00%, 9/25/46 (a)	—	(d)	76
Series 2006-AR5, Class A1A, 0.37%, 10/25/46 (a)	1,689		1,606,577
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A2, 2.77%, 1/25/36 (a)	2,797		2,626,543
I Asset Securitization Corp. Trust, Series 2005, Class 2A4, 0.68%, 8/25/35 (a)	1,266		1,176,010
JPMorgan Alternative Loan Trust, Series 2006-A7, Class 1A2, 0.35%, 12/25/36 (a)	1,188		1,157,529
Residential Accredit Loans, Inc., Series 2004-QS9, Class A1, 5.00%, 6/25/19	683		682,143
Structured Asset Mortgage Investments, Inc., Series 2007-AR4, Class A1, 0.49%, 9/25/47 (a)	1,087		1,067,269
Thornburg Mortgage Securities Trust:
Series 2007-1, Class A2B, 0.36%, 3/25/37 (a)	3,622		3,580,324
Series 2007-2, Class A1, 0.38%, 6/25/37 (a)	557		549,766
Series 2007-2, Class A3A, 0.37%, 6/25/37 (a)	7,557		7,472,613
Wells Fargo Mortgage Backed Securities Trust:
Series 2003-11, Class 1A13, 4.75%, 10/25/18	724		743,077
Series 2005-7, Class A3, 5.25%, 9/25/35	761		760,445

			34,376,930

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities — 2.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-6, Class A3, 4.51%, 12/10/42	$605	$614,781
Bear Stearns Commercial Mortgage Securities, Series 2002-TOP8, Class A2, 4.83%, 8/15/38	5,433	5,510,662
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.07%, 12/10/49 (a)	2,500	2,776,728
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2002-CKN2, Class A3, 6.13%, 4/15/37	826	827,735
Series 2005-C5, Class AM, 5.10%, 8/15/38 (a)	1,500	1,570,365
CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.22%, 8/15/48	3,000	3,190,863
GE Capital Commercial Mortgage Corp.:
Series 2002-1A, Class A3, 6.27%, 12/10/35	2,191	2,200,061
Series 2007-C1, Class A2, 5.42%, 12/10/49	1,772	1,776,391
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5, 5.22%, 4/10/37 (a)	1,000	1,070,683
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2002-CIB4, Class A3, 6.16%, 5/12/34	4,771	4,773,357
Series 2005-CB12, Class A3A1, 4.82%, 9/12/37	1,605	1,604,100
Series 2007-CB19, Class A3, 5.74%, 2/12/49 (a)	4,300	4,573,244
LB-UBS Commercial Mortgage Trust:
Series 2006-C7, Class A2, 5.30%, 11/15/38	4,179	4,186,300
Series 2007-C6, Class A4, 5.86%, 7/15/40 (a)	5,700	6,243,763
Merrill Lynch Countrywide Commercial Mortgage Trust, Series 2006-1, Class A2, 5.44%, 2/12/39 (a)	239	238,816
Merrill Lynch Mortgage Trust, Series 2004-MKB1, Class A3, 4.89%, 2/12/42	449	453,880
Morgan Stanley Dean Witter Capital I, Series 2002-IQ3, Class A4, 5.08%, 9/15/37	2,165	2,203,468
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.68%, 5/15/46	6,000	6,582,084

		50,397,281
Total Non-Agency Mortgage-Backed Securities — 3.6%		84,774,211

261 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(Percentages shown are based on Net Assets)

Preferred Securities	Par (000)	Value
Capital Trusts
Insurance — 0.3%
Aon Corp., 8.21%, 1/01/27	$1,700	$1,981,437
Chubb Corp. (The):
6.00%, 5/11/37	800	964,656
6.38%, 3/29/67 (a)	2,550	2,518,125
The Travelers Cos., Inc., 6.25%, 6/15/37	1,000	1,243,474

		6,707,692
Total Capital Trusts — 0.3%		6,707,692
	Shares
Trust Preferred — 0.1%
Diversified Financial Services — 0.1%
JPMorgan Chase Capital XXVII, 7.00%, 11/01/39	3,500	3,521,875
Total Preferred Securities — 0.4%		10,229,567
Preferred Stocks
Diversified Telecommunication Services — 0.2%
Qwest Corp., 7.38%	196	5,201,840
Total Preferred Stocks — 0.2%		5,201,840
Taxable Municipal Bonds	Par (000)
Chicago, Illinois Waterworks Revenue, 6.74%, 11/01/40	$150	188,553
Massachusetts State Transportation Fund Revenue, 5.73%, 6/01/40	150	190,836
New Jersey State Turnpike Authority Revenue, 7.10%, 1/01/41	700	958,342
New York City Transitional Finance Authority Revenue, 5.57%, 11/01/38	450	522,203
Orange County Local Transportation Authority Sales Tax Revenue, 6.91%, 2/15/41	450	593,644
Port Authority of New York & New Jersey Revenue, 5.65%, 11/01/40	800	907,992
San Diego County Regional Transportation Commission Revenue, 5.91%, 4/01/39	600	754,356
San Francisco City & County Public Utilities Commission Revenue, 6.95%, 11/01/31	900	1,185,507
State of California:
7.55%, 4/01/39	400	489,088
7.63%, 3/01/40	1,150	1,414,902
7.60%, 11/01/40	250	308,678
State of Illinois, 2.77%, 1/01/12	5,200	5,200,000
State of Mississippi, 5.25%, 11/01/34	600	677,502
University of Missouri System Facilities Revenue, 5.79%, 11/01/41	300	386,256
Total Taxable Municipal Bonds — 0.6%		13,777,859

U.S. Government Sponsored Agency Securities	Par (000)	Value
Agency Obligations — 2.1%
Fannie Mae, 0.75%, 12/19/14	$50,000	$50,154,150
Collateralized Mortgage Obligations — 1.2%
Fannie Mae REMICS:
Series 2007-54, Class PF, 0.51%, 6/25/37 (a)	5,958	5,923,417
Series 2010-35, Class EF, 0.84%, 4/25/40 (a)	7,464	7,471,305
Series 2010-89, Class CF, 0.74%, 2/25/38 (a)	6,127	6,119,592
Freddie Mac Mortgage Backed Securities:
Series 3667, Class FW, 0.83%, 2/15/38 (a)	4,758	4,762,271
Series 3807, Class FN, 0.78%, 2/15/41 (a)	4,235	4,234,766

		28,511,351
Mortgage-Backed Securities — 49.1%
Fannie Mae Mortgage Backed Securities:
2.36%, 1/01/36 (a)	1,843	1,946,551
2.38%, 4/11/16	33,812	35,724,170
2.39%, 8/01/33	2,872	3,022,196
2.47%, 5/01/33 (a)	3,792	3,993,771
2.52%, 1/01/35 (a)	1,625	1,711,525
2.75%, 8/01/41 (a)	4,054	4,202,843
3.00%, 2/01/26 — 1/01/42 (e)	4,939	5,102,129
3.31%, 9/01/41 (a)	2,247	2,341,364
3.36%, 4/01/40 (a)	593	620,915
3.50%, 2/01/26 — 1/01/42 (e)	96,033	99,063,119
3.60%, 5/01/40 (a)	3,790	3,968,137
4.00%, 8/01/25 — 1/01/42 (e)	188,469	198,203,017
4.50%, 10/01/24 — 1/01/42 (e)	85,099	90,651,490
5.00%, 1/01/18 — 1/01/42 (e)	64,238	69,431,073
5.50%, 9/01/19 — 1/01/42 (e)	90,846	99,081,180
6.00%, 11/01/22 — 1/01/42 (e)	74,907	82,648,997
6.50%, 12/01/30 — 12/01/32	17,232	19,667,461
Freddie Mac Mortgage Backed Securities:
2.22%, 10/01/33 (a)	1,621	1,688,066
2.50%, 5/27/16 (c)	26,214	27,762,592
2.63%, 11/01/36 (a)	1,926	2,053,094
3.00%, 1/01/42 (e)	4,000	4,128,752
3.26%, 8/01/41 (a)	2,810	2,928,075
3.34%, 7/01/41 (a)	1,645	1,715,119
3.35%, 2/01/40 (a)	3,794	3,972,080
3.50%, 12/01/25 — 1/01/42 (e)	10,478	10,911,902
4.00%, 3/01/26 — 1/01/42 (e)	39,306	41,282,058
4.50%, 8/01/20 — 1/01/42 (e)	56,973	60,428,014
4.57%, 4/01/38 (a)	4,798	5,116,130
5.00%, 10/01/20 — 1/01/42 (e)	42,400	45,612,483
5.50%, 12/01/27 — 8/01/38	27,084	29,453,396
6.00%, 12/01/28 — 1/01/38	22,802	25,186,567
6.50%, 5/01/21 — 1/01/36	3,913	4,445,235
Ginnie Mae Mortgage Backed Securities:
3.50%, 12/15/40 — 1/01/42 (e)	2,968	3,097,334
4.00%, 9/15/40 — 1/01/42 (e)	26,397	28,354,576
4.50%, 3/15/39 — 1/01/42 (e)	53,617	58,610,027
5.00%, 9/15/39 — 1/01/42 (e)	46,912	52,174,465
5.50%, 6/15/34 — 11/20/39	16,530	18,584,072
6.00%, 1/01/42 (e)	9,000	10,186,875

		1,159,070,850
Total U.S. Government Sponsored Agency Securities — 52.4%		1,237,736,351

262	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bonds:
6.38%, 8/15/27 (c)	$24,068	$36,481,817
6.25%, 5/15/30	17,228	26,643,861
5.00%, 5/15/37 (c)	23,800	33,487,338
4.38%, 5/15/40 (c)(f)	23,100	30,008,332
3.88%, 8/15/40	20,650	24,754,187
4.25%, 11/15/40	4,640	5,917,448
4.38%, 5/15/41	4,931	6,424,940
U.S. Treasury Inflation Indexed Notes:
1.88%, 7/15/13	24,655	25,782,017
0.13%, 4/15/16	59,388	61,912,021
U.S. Treasury Notes:
1.25%, 2/15/14	61,000	62,253,367
1.75%, 3/31/14 (c)	33,000	34,080,222
2.75%, 12/31/17 (c)	26,500	29,050,625
1.75%, 10/31/18	1,041	1,071,417
Total U.S. Treasury Obligations — 16.0%		377,867,592
Total Long-Term Investments (Cost — $2,329,716,966) — 103.0%		2,432,884,067
Short-Term Securities	Shares
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (g)(h)(i)	559,553,070	559,553,070
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (g)(h)(i)	36,989,307	36,989,307

		596,542,377
Total Short-Term Securities (Cost — $596,542,377) — 25.2%		596,542,377
Total Investments Before TBA Sale Commitments (Cost — $2,926,259,343*) — 128.2%		3,029,426,444
TBA Sale Commitments (e)	Par (000)
Fannie Mae Mortgage Backed Securities:
3.50%, 2/01/26 — 1/01/42	$40,200	(41,482,406)
4.00%, 08/01/25 — 1/01/42	164,800	(173,117,250)
4.50%, 10/01/24 — 1/01/42	19,600	(20,857,500)
5.00%, 1/01/18 — 1/01/42	152,600	(164,855,188)
5.50%, 9/01/19 — 1/01/42	101,000	(109,979,531)
6.00%, 11/01/22 — 1/01/42	20,000	(22,021,875)
Ginnie Mae Mortgage Backed Securities:
5.00%, 9/15/39 — 1/01/42	10,000	(11,072,188)
Total TBA Sale Commitments (Proceeds — $541,008,937) — (23.0)%		(543,385,938)
Total Investments Net of TBA Sale Commitments — 105.2%		2,486,040,506
Liabilities in Excess of Other Assets — (5.2)%		(123,587,956)

Net Assets — 100.0%		$2,362,452,550

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,928,227,671

Gross unrealized appreciation	$111,420,990
Gross unrealized depreciation	(10,222,217)

Net unrealized appreciation	$101,198,773

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Security, or a portion of security, is on loan.
(d)	Amount is less than $500.
(e)	Represents or includes a “to-be-announced” (“TBA”) transaction. Unsettled TBA transactions as of December 31, 2011 were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America Securities	$15,244,688	$49,154
Barclays Capital Inc.	$(42,995,219)	$(216,118)
BNP Paribas	$18,933,875	$86,037
Citigroup Global	$94,999,407	$462,062
Credit Suisse Securities LLC	$(81,690,719)	$(449,546)
Deutsche Bank Securities, Inc.	$(1,165,017)	$(134,652)
Goldman Sachs & Co.	$7,885,702	$11,457
JPMorgan Securities, Ltd.	$(36,317,437)	$(33,251)
Morgan Stanley Capital Services, Inc.	$13,829,719	$94,830
Nomura Securities	$23,955,250	$148,407
R.B.C. Dominion Securities	$(2,879,844)	$(16,529)
RBS Securities LLC	$(80,102,984)	$(850,656)
UBS Securities LLC	$4,130,624	$8,202
Wells Fargo Securities	$(3,794,375)	$(22,729)

(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(g)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	519,520,789	40,032,281	559,553,070	$699,708
BlackRock Cash Funds: Prime, SL Agency Shares	12,803,177	24,186,130	36,989,307	$52,811

(h)	Represents the current yield as of report date.

(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

263 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(Percentages shown are based on Net Assets)

•	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
1,178	2-Year U.S. Treasury Notes	Chicago Mercantile	March 2012	$259,804,220	$(95,729)
1,372	5-Year U.S. Treasury Notes	Chicago Mercantile	March 2012	$169,109,719	195,963
2,339	10-Year U.S. Treasury Notes	Chicago Mercantile	March 2012	$306,701,375	1,203,560
53	30-Year U.S. Treasury Bonds	Chicago Mercantile	March 2012	$7,675,063	37,140
Total					$1,340,934

•	Financial futures contracts sold as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
19	Ultra Long U.S. Treasury Bonds	Chicago Mercantile	March 2012	$3,043,563	$(53,709)

•	Credit default swaps on single-name issues – sold protection outstanding as of December 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
General Electric Capital Corp.	3.25%	Deutsche Bank AG	12/20/13	AA+	$4,000	$32,847

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Master Portfolio may pay should a negative event take place as defined under the terms of agreement.

•	Credit default swaps on traded indexes – buy protection outstanding as of December 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Dow Jones CDX North America High Yield	5.00%	Deutsche Bank AG	6/20/16	$26,460	$(242,644)

•	Interest rate swaps outstanding as of December 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
1.71%[1]	3-month LIBOR	RBS PLC	11/14/18	$58,000	$(335,965)
1.89%[1]	3-month LIBOR	Deutsche Bank AG	10/20/18	60,300	(1,119,672)
Total					$(1,455,637)

[1]	Pays fixed interest rate and receives floating rate.
264	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2011

(Percentages shown are based on Net Assets)

•

Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$157,836,915	—	$157,836,915
Corporate Bonds	—	526,701,982	—	526,701,982
Foreign Agency Obligations	—	18,757,750	—	18,757,750
Non-Agency Mortgage- Backed Securities	—	84,774,211	—	84,774,211
Preferred Securities	—	10,229,567	—	10,229,567
Preferred Stocks	$5,201,840	—	—	5,201,840
Taxable Municipal Bonds	—	13,777,859	—	13,777,859
U.S. Government Sponsored Agency Securities	—	1,237,736,351	—	1,237,736,351
U.S. Treasury Obligations	—	377,867,592	—	377,867,592
Short-Term Securities:
Money Market Funds	596,542,377	—	—	596,542,377
Liabilities:
TBA Sale Commitments	—	(543,385,938)	—	(543,385,938)

Total	$601,744,217	$1,884,296,289	—	$2,486,040,506

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	—	—	—
Interest rate contracts	$1,340,934	—	—	$1,340,934
Liabilities:
Credit contracts	—	$(209,797)	—	(209,797)
Interest rate contracts	(53,709)	(1,455,637)	—	(1,509,346)

Total	$1,287,225	$(1,665,434)	—	$(378,209)

[1]	Derivative financial instruments are swaps and financial futures contracts. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.
265 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
Assets
Investments at value — affiliated[1,2]	$1,396,268,541	$2,446,765,875	$2,053,063,878	$1,538,256,033	$180,113,300
Contributions receivable from investors	234,361	481,645	654,241	7,280,873	561,710
Investments sold receivable	20,198,620	41,319,486	32,460,988	29,372,629	7,877,121
Securities lending income receivable	4,813	23,467	15,992	11,985	2,577
Interest receivable	24	29	22	21	4

Total assets	1,416,706,359	2,488,590,502	2,086,195,121	1,574,921,541	188,554,712

Liabilities
Collateral on securities loaned at value	20,835,330	129,824,775	71,949,702	56,952,455	7,688,374
Investments purchased payable	1,476,504	—	—	8,121,215	752,395
Withdrawals payable to investors	7,226,998	—	—	—	—
Investment advisory fees payable	102,372	144,031	98,011	58,355	2,866
Professional fees payable	23,299	23,787	23,614	23,382	22,709
Trustees’ fees payable	9,307	15,225	12,922	9,870	1,590

Total liabilities	29,673,810	130,007,818	72,084,249	65,165,277	8,467,934

Net Assets	$1,387,032,549	$2,358,582,684	$2,014,110,872	$1,509,756,264	$180,086,778

Net Assets Consist of
Investors’ capital	$1,325,992,213	$2,269,774,388	$1,958,097,205	$1,482,982,152	$180,953,515
Net unrealized appreciation/depreciation	61,040,336	88,808,296	56,013,667	26,774,112	(866,737)

Net Assets	$1,387,032,549	$2,358,582,684	$2,014,110,872	$1,509,756,264	$180,086,778

[1] Investments at cost — affiliated	$1,335,228,205	$2,357,957,579	$1,997,050,211	$1,511,481,921	$180,980,037

[2] Securities loaned at value	$20,401,228	$127,434,704	$70,418,793	$55,788,539	$7,541,539

266	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

Active Stock Master Portfolio
Assets
Investments at value — unaffiliated[1,2]	$2,704,264,600
Investments at value — affiliated[3]	148,426,886
Investments sold receivable	47,814,127
Dividends receivable	3,735,162
Securities lending income receivable	18,979
Interest receivable	421

Total assets	2,904,260,175

Liabilities
Collateral on securities loaned at value	79,776,091
Investments purchased payable	1,987,261
Capital shares redeemed payable	104,495,872
Margin variation payable	48,014
Investment advisory fees payable	387,427
Administration fees payable	232,467
Professional fees payable	42,162
Trustees’ fees payable	8,195
Foreign taxes payable	32,984

Total liabilities	187,010,473

Net Assets	$2,717,249,702

Net Assets Consist of
Investors’ capital	$2,634,579,021
Net unrealized appreciation/depreciation	82,670,681

Net Assets	$2,717,249,702

[1] Investments at cost — unaffiliated	$2,621,589,181

[2] Securities loaned at value	$77,439,469

[3] Investments at cost — affiliated	$148,426,886

267 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES (Concluded)

December 31, 2011

CoreAlpha Bond Master Portfolio
Assets
Investments at value — unaffiliated[1,2]	$2,432,884,067
Investments at value — affiliated[3]	596,542,377
Foreign currency at value (cost — $2,595,164)	2,432,236
TBA sale commitments receivable	541,008,937
Investments sold receivable	349,385
Unrealized appreciation on swaps	32,847
Swaps premiums paid	1,470,898
Securities lending income receivable	89,918
Interest receivable	13,209,634
Margin variation receivable	983,784
Cash pledged as collateral for swaps	310,000

Total assets	3,589,314,083

Liabilities
Collateral on securities loaned at value	146,351,011
Investments purchased payable	534,096,766
TBA sale commitments at value (proceeds — $541,008,937)	543,385,938
Cash held as collateral for swaps	793,293
Unrealized depreciation on swaps	1,698,281
Investment advisory fees payable	483,534
Professional fees payable	35,278
Trustees’ fees payable	17,432

Total liabilities	1,226,861,533

Net Assets	$2,362,452,550

Net Assets Consist of
Investors’ capital	$2,259,802,085
Net unrealized appreciation/depreciation	102,650,465

Net Assets	$2,362,452,550

[1] Investments at cost — unaffiliated	$2,329,716,966

[2] Securities loaned at value	$142,514,270

[3] Investments at cost — affiliated	$596,542,377

268	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS

Year ended December 31, 2011

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
Investment Income
Dividends — affiliated	$10,350,019	$20,325,882	$19,221,471	$15,586,827	$1,784,134
Securities lending — affiliated	266,598	611,382	612,424	553,909	53,728
Income — affiliated	5,406	10,152	10,000	7,567	1,460
Net investment income allocated from the applicable Master Portfolios:
Dividends	5,699,091	14,496,037	15,777,868	14,106,757	1,636,632
Interest	25,505,570	30,708,297	16,833,339	7,070,251	175,264
Expenses	(2,950,153)	(4,919,542)	(4,097,902)	(3,064,798)	(303,651)
Fees waived	289,950	682,490	719,771	634,772	73,534

Total income	39,166,481	61,914,698	49,076,971	34,895,285	3,421,101

Expenses
Investment advisory	4,801,759	8,245,442	7,028,876	5,342,974	539,526
Professional	42,153	44,398	43,600	42,515	39,372
Independent Trustees	43,824	71,521	61,219	47,623	7,935

Total expenses	4,887,736	8,361,361	7,133,695	5,433,112	586,833
Less fees waived by advisor	(3,788,884)	(6,818,907)	(6,064,563)	(4,775,105)	(532,304)

Total expenses after fees waived	1,098,852	1,542,454	1,069,132	658,007	54,529

Net investment income	38,067,629	60,372,244	48,007,839	34,237,278	3,366,572

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	16,081	39,003	42,005	6,571	—
Investments — affiliated	39,146,975	59,996,489	46,479,625	35,584,563	2,652,564
Allocations from the applicable Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	44,279,798	81,972,952	70,161,465	55,375,638	2,963,512

	83,442,854	142,008,444	116,683,095	90,966,772	5,616,076

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(51,488,110)	(113,304,020)	(116,802,642)	(104,537,746)	(12,784,114)
Allocated from the applicable Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	(10,637,609)	(41,867,091)	(51,556,128)	(50,387,490)	(3,044,008)

	(62,125,719)	(155,171,111)	(168,358,770)	(154,925,236)	(15,828,122)

Total realized and unrealized gain (loss)	21,317,135	(13,162,667)	(51,675,675)	(63,958,464)	(10,212,046)

Net Increase (Decrease) in Net Assets Resulting from Operations	$59,384,764	$47,209,577	$(3,667,836)	$(29,721,186)	$(6,845,474)

269 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS (Continued)

Year ended December 31, 2011

Active Stock Master Portfolio
Investment Income
Dividends	$49,930,002
Securities lending — affiliated	938,438
Income — affiliated	156,360
Interest	2,961

Total income	51,027,761

Expenses
Investment advisory	6,392,846
Administration	2,595,698
Professional	70,941
Independent Trustees	57,674

Total expenses	9,117,159
Less fees waived by advisor	(2,205,174)

Total expenses after fees waived	6,911,985

Net investment income	44,115,776

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	209,278,080
Financial futures contracts	(15,241,124)
Foreign currency transactions	(1,797)

194,035,159

Net change in unrealized appreciation/depreciation on:
Investments	(190,593,343)
Financial futures contracts	(868,465)
Foreign currency transactions	98

(191,461,710)

Total realized and unrealized gain	2,573,449

Net Increase in Net Assets Resulting from Operations	$46,689,225

270	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENT OF OPERATIONS (Concluded)

Year Ended December 31, 2011

CoreAlpha Bond Master Portfolio
Investment Income
Interest	$78,890,312
Income — affiliated	543,532
Securities lending — affiliated	208,987
Dividends	173,656

Total income	79,816,487

Expenses
Investment advisory	5,657,549
Administration	350,436
Professional	73,275
Independent Trustees	58,042

Total expenses	6,139,302
Less fees waived by advisor	(131,317)

Total expenses after fees waived	6,007,985

Net investment income	73,808,502

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	44,914,863
Financial futures contracts	18,379,097
Swaps	4,787,616
Foreign currency transactions	(15,565)

68,066,011

Net change in unrealized appreciation/depreciation on:
Investments	47,447,190
Financial futures contracts	4,944,532
Swaps	(6,175,752)
Foreign currency transactions	(162,928)

46,053,042

Total realized and unrealized gain	114,119,053

Net Increase in Net Assets Resulting from Operations	$187,927,555

271 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	LifePath Retirement Master Portfolio		LifePath 2020 Master Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations
Net investment income	$38,067,629	$33,389,199	$60,372,244	$50,556,334
Net realized gain	83,442,854	38,905,084	142,008,444	51,298,017
Net change in unrealized appreciation/depreciation	(62,125,719)	50,211,454	(155,171,111)	129,783,615

Net increase in net assets resulting from operations	59,384,764	122,505,737	47,209,577	231,637,966

Capital Transactions
Proceeds from contributions	146,032,233	188,899,681	253,699,470	403,212,898
Value of withdrawals	(198,525,183)	(96,571,523)	(286,287,280)	(70,562,768)

Net increase (decrease) in net assets derived from capital transactions	(52,492,950)	92,328,158	(32,587,810)	332,650,130

Net Assets
Total increase in net assets	6,891,814	214,833,895	14,621,767	564,288,096
Beginning of year	1,380,140,735	1,165,306,840	2,343,960,917	1,779,672,821

End of year	$1,387,032,549	$1,380,140,735	$2,358,582,684	$2,343,960,917

	LifePath 2030 Master Portfolio		LifePath 2040 Master Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations
Net investment income	$48,007,839	$39,411,964	$34,237,278	$29,075,411
Net realized gain	116,683,095	44,387,854	90,966,772	34,764,764
Net change in unrealized appreciation/depreciation	(168,358,770)	125,415,216	(154,925,236)	108,028,620

Net increase (decrease) in net assets resulting from operations	(3,667,836)	209,215,034	(29,721,186)	171,868,795

Capital Transactions
Proceeds from contributions	258,359,711	376,110,374	183,590,711	260,954,409
Value of withdrawals	(212,656,069)	(46,506,661)	(163,316,566)	(47,294,585)

Net increase in net assets derived from capital transactions	45,703,642	329,603,713	20,274,145	213,659,824

Net Assets
Total increase (decrease) in net assets	42,035,806	538,818,747	(9,447,041)	385,528,619
Beginning of year	1,972,075,066	1,433,256,319	1,519,203,305	1,133,674,686

End of year	$2,014,110,872	$1,972,075,066	$1,509,756,264	$1,519,203,305

272	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	LifePath 2050 Master Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations
Net investment income	$3,366,572	$1,795,067
Net realized gain	5,616,076	2,021,948
Net change in unrealized appreciation/depreciation	(15,828,122)	9,846,769

Net increase (decrease) in net assets resulting from operations	(6,845,474)	13,663,784

Capital Transactions
Proceeds from contributions	76,805,333	70,700,398
Value of withdrawals	(9,263,627)	(5,138,081)

Net increase in net assets derived from capital transactions	67,541,706	65,562,317

Net Assets
Total increase in net assets	60,696,232	79,226,101
Beginning of year	119,390,546	40,164,445

End of year	$180,086,778	$119,390,546

273 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Active Stock Master Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations
Net investment income	$44,115,776	$32,224,963
Net realized gain	194,035,159	150,754,297
Net change in unrealized appreciation/depreciation	(191,461,710)	76,421,362

Net increase in net assets resulting from operations	46,689,225	259,400,622

Capital Transactions
Proceeds from contributions	657,028,420	542,158,731
Value of withdrawals	(499,892,059)	(126,588,351)

Net increase in net assets derived from capital transactions	157,136,361	415,570,380

Net Assets
Total increase in net assets	203,825,586	674,971,002
Beginning of year	2,513,424,116	1,838,453,114

End of year	$2,717,249,702	$2,513,424,116

274	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

	CoreAlpha Bond Master Portfolio
Increase in Net Assets:	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations
Net investment income	$73,808,502	$60,862,874
Net realized gain	68,066,011	38,222,728
Net change in unrealized appreciation/depreciation	46,053,042	16,401,998

Net increase in net assets resulting from operations	187,927,555	115,487,600

Capital Transactions
Proceeds from contributions	709,072,896	668,474,923
Value of withdrawals	(685,111,132)	(267,359,402)

Net increase in net assets derived from capital transactions	23,961,764	401,115,521

Net Assets
Total increase in net assets	211,889,319	516,603,121
Beginning of year	2,150,563,231	1,633,960,110

End of year	$2,362,452,550	$2,150,563,231

275 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS

	LifePath Retirement Master Portfolio
	Year Ended December 31,
	2011		2010	2009		2008	2007
Total Investment Return
Total investment return	4.46%		9.83%	18.75%		(14.54)%	5.00%

Ratios to Average Net Assets
Total expenses[1]	0.55%	[2,3]	0.61%	0.59%		0.61%	0.61%

Total expenses after fees waived[1]	0.27%	[2,3]	0.26%	0.26%		0.27%	0.27%

Net investment income[4]	2.77%	[2,3]	2.60%	3.61%		3.81%	3.87%

Supplemental Data
Net assets, end of year (000)	$1,387,033		$1,380,141	$1,165,307		$253,604	$331,733

Portfolio turnover	4%		4%	6%	[5]	11%	6%

	LifePath 2020 Master Portfolio
	Year Ended December 31,
	2011		2010	2009		2008	2007
Total Investment Return
Total investment return	1.96%		11.40%	23.21%		(24.92)%	3.84%

Ratios to Average Net Assets
Total expenses[1]	0.53%	[6,7]	0.59%	0.58%		0.57%	0.58%

Total expenses after fees waived[1]	0.25%	[6,7]	0.23%	0.23%		0.23%	0.25%

Net investment income[4]	2.56%	[6,7]	2.45%	3.15%		3.18%	3.01%

Supplemental Data
Net assets, end of year (000)	$2,358,583		$2,343,961	$1,779,673		$1,245,671	$1,827,888

Portfolio turnover	5%		4%	6%		13%	7%

[1]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the four years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[2]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.02%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[4]

Includes the Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

[5]	Excludes in-kind contribution of portfolio securities received in a tax-free reorganization on November 20, 2009.

[6]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.03%.

[7]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

276	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	LifePath 2030 Master Portfolio
	Year Ended December 31,
	2011		2010	2009	2008	2007
Total Investment Return
Total investment return	(0.13)%		12.36%	26.27%	(30.53)%	3.14%

Ratios to Average Net Assets
Total expenses[1]	0.52%	[2,3]	0.57%	0.56%	0.55%	0.57%

Total expenses after fees waived[1]	0.22%	[2,3]	0.21%	0.20%	0.21%	0.23%

Net investment income[4]	2.39%	[2,3]	2.34%	2.97%	2.82%	2.57%

Supplemental Data
Net assets, end of year (000)	$2,014,111		$1,972,075	$1,433,256	$952,181	$1,393,178

Portfolio turnover	7%		3%	7%	13%	7%

	LifePath 2040 Master Portfolio
	Year Ended December 31,
	2011		2010	2009	2008	2007
Total Investment Return
Total investment return	(1.88)%		13.21%	28.58%	(34.90)%	2.53%

Ratios to Average Net Assets
Total expenses[1]	0.52%	[2,5]	0.55%	0.55%	0.53%	0.56%

Total expenses after fees waived[1]	0.20%	2,[5]	0.19%	0.18%	0.19%	0.22%

Net investment income[4]	2.24%	[2,5]	2.24%	2.82%	2.52%	2.20%

Supplemental Data
Net assets, end of year (000)	$1,509,756		$1,519,203	$1,133,675	$720,539	$1,022,941

Portfolio turnover	8%		4%	6%	14%	8%

[1]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the four years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[2]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.04%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[4]

Includes the Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

277 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	LifePath 2050 Master Portfolio
	Year Ended December 31,				Period June 30, 2008[1] to December 31, 2008
	2011		2010	2009
Total Investment Return
Total investment return	(3.28)%		13.93%	30.85%	(31.93)%	[2]

Ratios to Average Net Assets
Total expenses[3]	0.53%	[4,5]	0.56%	0.59%	1.11%	[6]

Total expenses after fees waived[3]	0.18%	[4,5]	0.17%	0.16%	0.17%	[6]

Net investment income[7]	2.18%	[4,5]	2.31%	2.84%	3.05%	[6]

Supplemental Data
Net assets, end of period (000)	$180,087		$119,391	$40,164	$6,895

Portfolio turnover	13%		5%	12%	0%	[8]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.05%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.17%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]

Includes the Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

[8]	Rounds to less than 1% .
278	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Active Stock Master Portfolio
	Year Ended December 31,
	2011	2010	2009	2008	2007
Total Investment Return
Total investment return	2.20%	11.04%	24.86%	(36.65)%	0.58%

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.27%	0.29%	0.30%	0.32%	0.34%

Net investment income	1.70%	1.50%	1.99%	1.96%	1.70%

Supplemental Data
Net assets, end of year (000)	$2,717,250	$2,513,424	$1,838,453	$1,250,987	$2,085,214

Portfolio turnover	275%	120%	149%	98%	80%

279 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Concluded)

	CoreAlpha Bond Master Portfolio
	Year Ended December 31,
	2011		2010		2009		2008	2007
Total Investment Return
Total investment return	8.38%		6.56%		11.67%		3.62%	5.10%

Ratios to Average Net Assets
Total expenses	0.27%		0.36%		0.35%		0.36%	0.36%

Total expenses after fees waived	0.26%		0.35%		0.35%		0.36%	0.35%

Net investment income	3.22%		3.19%		4.33%		4.47%	5.18%

Supplemental Data
Net assets, end of year (000)	$2,362,453		$2,150,563		$1,633,960		$1,115,903	$1,479,888

Portfolio turnover[1]	1,646%	[2]	621%	[3]	278%	[4]	351%	466%

[1]	Portfolio turnover rates include TBA transactions, if any.

[2]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,510%.

[3]	Excluding TBA transactions, the portfolio turnover rate would have been 170%.

[4]	Excluding TBA transactions, the portfolio turnover rate would have been 199%.
280	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to seven series of MIP: LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2050 Master Portfolio, Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Each of the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (each a “LifePath Master Portfolio” and collectively the “LifePath Master Portfolios”) seeks to achieve its investment objective by investing in a combination of domestic equity, international equity, bond and money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive investment strategy. The Underlying Funds are advised by BlackRock Fund Advisors (“BFA”), and include the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and the BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

The value of a LifePath Master Portfolio’s investment in each of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that Master Portfolio. As of December 31, 2011, the interests of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series held by each LifePath Master Portfolio were as follows:

	Active Stock Master Portfolio	ACWI ex- US Index Master Portfolio	CoreAlpha Bond Master Portfolio	Master Small Cap Index Series
Life Path Retirement Master Portfolio	10.97%	12.74%	30.72%	11.24%
LifePath 2020 Master Portfolio	27.55%	13.71%	37.15%	16.31%
LifePath 2030 Master Portfolio	30.48%	15.94%	20.48%	11.75%
LifePath 2040 Master Portfolio	27.09%	14.44%	8.61%	7.60%
LifePath 2050 Master Portfolio	3.54%	4.97%	0.30%	0.76%

The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation: US GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The

Master Portfolios fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). Equity investments, including exchange traded Funds, traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services.

The Master Portfolios value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Asset-Backed and Mortgage-Backed Securities: The CoreAlpha Bond Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The CoreAlpha Bond Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The CoreAlpha Bond Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-back securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The CoreAlpha Bond Master Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The CoreAlpha Bond Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The CoreAlpha Bond Master Portfolio may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The CoreAlpha Bond Master Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: The CoreAlpha Bond Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The CoreAlpha Bond Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Master Portfolio accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Master Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., TBA sale commitments, financial futures contracts and swaps), each Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series income, expenses and realized and unrealized gains and losses.

Securities Lending: The Master Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. A Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes: Each Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master Portfolio’s US federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolios’ financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statements of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolios’ financial statement disclosures.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

Each Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and to economically hedge, or protect its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Each Master Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized appreciation netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

A Master Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Master Portfolio and each of its respective counterparties. An ISDA Master Agreement allows each Master Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to a Master Portfolio from its

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

counterparties are not fully collateralized contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, each Master Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolios fail to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolios to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Master Portfolios purchase or sell financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between a Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, a Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Swaps: The CoreAlpha Bond Master Portfolio enters into swap agreements, in which the Master Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Master Portfolio are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The CoreAlpha Bond Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Master Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The CoreAlpha Bond Master Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2011
Asset Derivatives
		Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation*	—	$1,340,934
Credit contracts	Unrealized appreciation on swaps, Swap premiums paid	—	1,503,745
Equity contracts	Net unrealized appreciation/depreciation*	$4,836	—
Total		$4,836	$2,844,679

Liability Derivatives
		CoreAlpha Bond Master Portfolio
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized depreciation on swaps	$1,509,346
Credit contracts	Unrealized depreciation on swaps	242,644
Total		$1,751,990

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2011
	Net Realized Gain (Loss) From
	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
Interest rate contracts:
Financial futures contracts	—	$18,379,097
Swaps	—	4,982,350
Credit contracts:
Swaps	—	(194,734)
Equity contracts:
Financial futures contracts	$(15,241,124)	—
Total	$(15,241,124)	$23,166,713

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

	Net Change in Unrealized Appreciation/Depreciation on
	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
Interest rate contracts:
Financial futures contracts	—	$4,944,532
Swaps	—	(5,643,215)
Credit contracts:
Swaps	—	(532,537)
Equity contracts:
Financial futures contracts	$(868,465)	—
Total	$(868,465)	$(1,231,220)

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
Financial futures contracts:
Average number of contracts purchased	496	3,998
Average number of contracts sold	—	53
Average notional value of contracts purchased	$32,020,378	$583,890,914
Average notional value of contracts sold	—	$6,661,082
Credit default swaps:
Average number of contracts — buy protection	—	2
Average number of contracts — sell protection	—	3
Average notional value — buy protection	—	$17,115,000
Average notional value — sell protection	—	$151,125,000
Interest rate swaps:
Average number of contracts — pays fixed rate	—	1
Average notional value — pays fixed rate	—	$45,075,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

MIP, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of each Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. For such services, each Master Portfolio pays BFA a monthly fee based on a percentage of each LifePath Master Portfolio’s average daily net assets at an annual rate of 0.35% and an annual rate of 0.25% of the average daily nets assets of each of the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, each Master Portfolio paid BFA a monthly fee based on a percentage of each LifePath Master Portfolio’s average daily net assets at an annual rate of 0.35% and a monthly fee based on a percentage of each of the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

The fees and expenses of the Master Portfolios’ trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. BFA has contractually agreed to waive investment advisory fees charged to the LifePath Master Portfolios in an amount equal to investment advisory fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. (“BTC”), from each investment company in which the Master Portfolios invest through April 30, 2012. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2021. The amounts of the waiver, if any, are shown as fees waived in the Statements of Operations.

MIP entered into an administration services arrangement with BTC, which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios. BTC is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio.

BTC is not entitled to compensation for providing administration services to the Master Portfolios, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolios.

BTC voluntarily agreed to waive a portion of its administration fees paid by the Active Stock Master Portfolio in an amount sufficient to maintain the advisory fees payable by each of the LifePath Master Portfolios at an annual rate of 0.35% based on the average daily net assets. This arrangement is voluntary and may be terminated by BTC at any time. With respect to the independent expenses discussed above, BTC has contractually agreed to provide an offsetting credit against the advisory fees paid by the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio in an amount equal to the independent expenses, through April 30, 2012. The amounts of the waiver and offsetting credits are shown as fees waived in the Statements of Operations.

The Master Portfolios received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC, an affiliate of BFA, as the securities lending agent. BFA may, on behalf of a Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the

Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolios retain 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The share of income earned by each Master Portfolio on such investments is shown as securities lending — affiliated in the Statements of Operations. For the year ended December 31, 2011, BTC received securities lending agent fees related to securities lending activities for the Master Portfolios as follows:

LifePath Retirement Master Portfolio	$96,945
LifePath 2020 Master Portfolio	$217,210
LifePath 2030 Master Portfolio	$216,547
LifePath 2040 Master Portfolio	$201,948
LifePath 2050 Master Portfolio	$20,896
Active Stock Master Portfolio	$282,244
CoreAlpha Bond Master Portfolio	$97,210

Each Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statements of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2011, were as follows:

	Purchases	Sales
LifePath Retirement Master Portfolio	$55,756,628	$134,711,295
LifePath 2020 Master Portfolio	$120,834,648	$245,266,934
LifePath 2030 Master Portfolio	$137,137,786	$202,731,678
LifePath 2040 Master Portfolio	$114,980,998	$170,390,772
LifePath 2050 Master Portfolio	$36,797,847	$19,450,108
Active Stock Master Portfolio	$7,218,410,170	$6,939,899,349
CoreAlpha Bond Master Portfolio	$35,009,575,305	$35,521,110,050

Purchases and sales of US government securities for the CoreAlpha Bond Master Portfolio for the year ended December 31, 2011, were $1,146,055,049 and $601,663,219, respectively.

For the year ended December 31, 2011, purchases and sales of mortgage dollar roll securities for the CoreAlpha Bond Master Portfolio were $2,975,643,297 and $2,972,952,383, respectively.

288

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Concluded)

5. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Master Portfolio.

The CoreAlpha Bond Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MASTER INVESTMENT PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2050 Master Portfolio, Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, each a portfolio of Master Investment Portfolio (the “Master Portfolios”), at December 31, 2011, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]

Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]

Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the MIP’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director, BlackRock, and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
MIP Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

*	Officers of the MIP serve at the pleasure of the Board of Trustees.

P.O. Box 219548	U.S. POSTAGE
Kansas City, MO 64121-9548	PAID
OWENSVILLE, MO
FORWARDING SERVICE REQUESTED	PERMIT NO. 85

PRESORTED STANDARD

		Not	• May Lose Value
		FDIC	• No Bank Guarantee
Insured

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.
State Farm VP Management Corp. (Underwriter and Distributor of Securities Products) One State Farm Plaza Bloomington, Illinois 61710-0001 1-800-447-4930

statefarm.com®
2-2012
120-6345 a.11-CH	AP2012/02/0233		Printed in U.S.A.

Pursuant to Securities and Exchange Commission Staff guidance contained in Letter to Chief Financial Officers from Lawrence A. Friend, dated November 7, 1997, "Investment Co. Accounting Guidance," the foregoing State Farm Mutual Fund Trust annual report included as Item 1 on this Form N-CSR and sent to shareholders of registrant, includes the financial statements and notes to financial statements of eight series of Master Investment Portfolio (MIP). MIP is unaffiliated with registrant and neither registrant nor the certifying officers to this Form N-CSR, have any control over the preparation or content of the information included in MIP’s financial statements and notes to financial statements included herein.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-4930.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending December 31, 2011: $ 388,905
Billed to registrant for fiscal year ending December 31, 2010: $ 430,202

The audit fees for December 31, 2011 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending December 31, 2011: $ 0
Billed to registrant for fiscal year ending December 31, 2010: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2011: $ 0
Billed for fiscal year ending December 31, 2010: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending December 31, 2011: $ 68,000
Billed to registrant for fiscal year ending December 31, 2010: $ 73,350

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2011: $ 0
Billed for fiscal year ending December 31, 2010: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending December 31, 2011: $ 0
Billed to registrant for fiscal year ending December 31, 2010: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2011: $ 20,600
Billed for fiscal year ending December 31, 2010: $ 0

The nature of the services comprising the fees disclosed under this category:

The fees for the period ending December 31, 2011 that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees related to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

-	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

-	the independent registered public accountants shall report directly to the Committee.

b.

Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2011:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2010:	not applicable	not applicable	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2011:	not applicable	0%	100%
Fiscal year ending December 31, 2010:	not applicable	0%	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2011:	$68,000
Fiscal year ending December 31, 2010:	$73,350

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2011:	$ 20,600
Fiscal year ending December 31, 2010:	$ 0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2011:	$ 0
Fiscal year ending December 31, 2010:	$0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Mutual Fund Trust Board of Trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.   EXHIBITS.

(a)(1)   Not applicable.

(a)(2)   A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3)   Not applicable.

(b)  Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Mutual Fund Trust

By	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President

Date February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President

Date February 28, 2012

By	/s/ Michael L. Tipsord
Michael L. Tipsord
Senior Vice President and Treasurer

Date February 28, 2012